BARINGS FUNDS TRUST
Barings Global Floating Rate Fund
Barings Global Credit Income Opportunities Fund
Barings Emerging Markets Debt Blended Total Return Fund
Barings Global Emerging Markets Equity Fund
Barings U.S. High Yield Fund
Barings Active Short Duration Bond Fund
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
July 20, 2021
Dear Shareholder:
We cordially invite you to attend a virtual joint special meeting of shareholders of each of the funds listed above (each, a “Selling Fund”) on September 29, 2021 (the “Meeting”) to consider, for each Selling Fund in which you hold shares, a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Selling Fund will be reorganized with and into the corresponding acquiring fund, as indicated below (each, an “Acquiring Fund”) (each, a “Reorganization,” and together, the “Reorganizations”).
Shareholders of each Selling Fund will vote separately on the proposal, as shown below:
Proposal	Selling Fund	Selling Fund Share Class		Acquiring Fund Share Class	Acquiring Fund
1	Barings Global Floating Rate Fund	Class A	⇒	Class L	MassMutual Global Floating Rate Fund
		Class C	⇒	Class C
		Class I	⇒	Class I
		Class Y	⇒	Class Y
2	Barings Global Credit Income Opportunities Fund	Class A	⇒	Class L	MassMutual Global Credit Income Opportunities Fund
		Class C	⇒	Class C
		Class I	⇒	Class I
		Class Y	⇒	Class Y
3	Barings Emerging Markets Debt Blended Total Return Fund	Class A	⇒	Class L	MassMutual Emerging Markets Debt Blended Total Return Fund
		Class C	⇒	Class C
		Class I	⇒	Class I
		Class Y	⇒	Class Y
4	Barings Global Emerging Markets Equity Fund	Class A	⇒	Class L	MassMutual Global Emerging Markets Equity Fund
		Class C	⇒	Class C
		Class I	⇒	Class I
		Class Y	⇒	Class Y
5	Barings U.S. High Yield Fund	Class C	⇒	Class C	MassMutual High Yield Fund
		Class I	⇒	Class I
		Class Y	⇒	Class Y
6	Barings Active Short Duration Bond Fund	Class A	⇒	Class L	MassMutual Short-Duration Bond Fund
		Class C	⇒	Class C
		Class L	⇒	Class L
		Class Y	⇒	Class Y
Pursuant to the proposed Agreement, shares of each Selling Fund would, in effect, be exchanged for shares of the Acquiring Fund with an equal total net asset value. The exchange is expected to qualify as a tax-free reorganization for federal income tax purposes.

The enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) describes each Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.
Barings LLC, the Selling Funds’ investment adviser (“Barings”), has recommended each Reorganization because it believes that it is in the best interest of shareholders of each Selling Fund. The Barings funds are relatively small individually and in the aggregate. After consulting with its affiliate, MML Investment Advisers, LLC (“MML Advisers”), Barings developed this proposal because it believes that the incorporation of the Barings funds into the MassMutual family of funds will provide a more robust servicing and distribution platform for these funds and the potential to allow shareholders of both fund groups to benefit from economies of scale over time. Each Reorganization will result in Selling Fund shareholders becoming shareholders of an Acquiring Fund with identical investment objectives and substantially similar investment strategies that is managed by the same Barings portfolio management team, but is part of a larger mutual fund complex, bringing administrative efficiencies that in some cases will reduce gross expenses. It is expected that following each Reorganization, the net expenses (after giving effect to fee waivers and/or expense reimbursements) borne by Selling Fund shareholders would be the same as or lower than the net expenses they currently bear. Following each Reorganization, MML Advisers will serve as the investment adviser to each Acquiring Fund, and Barings will serve as the subadviser and will make day-to-day investment decisions for the Funds. The Board of each Selling Fund has carefully reviewed the terms of each Reorganization and recommends that shareholders of each Selling Fund approve the Reorganization of their Fund.
In light of public health concerns regarding the coronavirus pandemic and to support the well-being of shareholders and the community, the Meeting will be held solely by means of remote communication, and shareholders will not be able to attend their Selling Fund’s meeting in person. You can vote by mail, telephone or over the Internet, as explained in the enclosed material. If you later decide to attend the virtual Meeting, you may revoke your proxy by casting your vote during the Meeting.
If you have questions about any of the proposals described in the Proxy Statement/Prospectus or about voting procedures, please call the Selling Funds’ proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”) toll free at (844) 858-7389. Your participation in this vote is extremely important.
Sincerely,
Daniel McGee
President
Barings Funds Trust
YOUR VOTE IS IMPORTANT — PLEASE VOTE PROMPTLY.
SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

Intentionally Left Blank

BARINGS FUNDS TRUST
Barings Global Floating Rate Fund
Barings Global Credit Income Opportunities Fund
Barings Emerging Markets Debt Blended Total Return Fund
Barings Global Emerging Markets Equity Fund
Barings U.S. High Yield Fund
Barings Active Short Duration Bond Fund
COMBINED PROXY STATEMENT/PROSPECTUS
July 20, 2021
Below are answers to some commonly asked questions that are intended to help you understand the reorganization proposed for each of the above-listed funds (each, a “Selling Fund” and together, the “Selling Funds”). The proposals are described in detail in this combined proxy statement and prospectus (the “Proxy Statement/Prospectus”), which we encourage you to read in its entirety.
Q:   Why are you sending me this information?
Mutual funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed Proxy Statement/Prospectus. As a shareholder of one or more of the Selling Funds, you are being asked to vote on a reorganization involving your fund.
Q:   What is a fund reorganization?
A fund reorganization involves one fund transferring its assets to another fund in exchange for shares of the other fund and the other fund assuming the fund’s liabilities. Once the reorganizations of the Selling Funds (each, a “Reorganization”) are completed, shareholders of each Selling Fund will hold shares of the other fund (the “Acquiring Fund”), and the Selling Fund will then be terminated.
Q:   Is my vote important?
Absolutely. While the board of trustees (the “Board,” and each member thereof, a “Trustee”) of each Selling Fund has reviewed the proposed Reorganization of its funds and recommends that you approve it, the Reorganization cannot go forward without the approval of the Selling Fund’s shareholders. A Selling Fund will continue to contact shareholders, asking them to vote until it is sure that a quorum will be reached, and may continue to contact shareholders thereafter.
Q:   What are the proposals?
You, as a shareholder of one or more of the Selling Funds, are being asked to vote on the Reorganization of each Selling Fund in which you hold shares into the corresponding Acquiring Fund. Each Selling Fund is a series of Barings Funds Trust; each Acquiring Fund is a series of either MassMutual Advantage Funds or MassMutual Premier Funds.
There are two general categories of Reorganizations described in this Proxy Statement/Prospectus. Each of the Reorganizations in the first category (an “Advantage Reorganization”) involves the transfer of all of the assets of a Selling Fund to, and the assumption of the liabilities of the Selling Fund by, an Acquiring Fund in exchange for a number of shares of the Acquiring Fund of equivalent value. Each of the Acquiring Funds in the Advantage Reorganizations (the “Advantage Funds”) is a newly formed series of MassMutual Advantage Funds, which is itself a newly created Massachusetts business trust.
The Advantage Reorganizations
Selling Fund		Advantage Acquiring Fund
Barings Global Floating Rate Fund	⇒	MassMutual Global Floating Rate Fund
Barings Global Credit Income Opportunities Fund	⇒	MassMutual Global Credit Income Opportunities Fund
Barings Emerging Markets Debt Blended Total Return Fund	⇒	MassMutual Emerging Markets Debt Blended Total Return Fund
Barings Global Emerging Markets Equity Fund	⇒	MassMutual Global Emerging Markets Equity Fund

Each of the Reorganizations in the second category (a “Premier Reorganization”) involves the transfer of all of the assets of a Selling Fund to, and the assumption of the liabilities of the Selling Fund by, an Acquiring Fund that is an existing series of MassMutual Premier Funds (such Acquiring funds, the “Premier Funds”), in exchange for a number of shares of equivalent value of the Acquiring Fund. Unlike the Advantage Funds, the Acquiring Funds in the Premier Reorganizations are not newly created, having been formed on September 5, 2000, in the case of MassMutual High Yield Fund, and on September 30, 1994, in the case of MassMutual Short-Duration Bond Fund.
The Premier Reorganizations
Selling Fund		Premier Acquiring Fund
Barings U.S. High Yield Fund	⇒	MassMutual High Yield Fund
Barings Active Short Duration Bond Fund	⇒	MassMutual Short-Duration Bond Fund
The Board of each Selling Fund and of each Acquiring Fund have approved an Agreement and Plan of Reorganization for the Funds (the “Agreement”). The Agreement provides for the transfer of all of the assets of each Selling Fund to its corresponding Acquiring Fund in exchange for the issuance of Acquiring Fund shares and the assumption of all of the Selling Fund’s liabilities by the Acquiring Fund. This transfer will occur following a closing to be held as soon as practicable after approval of the Reorganization by shareholders of the Selling Fund at a joint special meeting of shareholders, or any adjournments or postponements thereof, and the satisfaction of all the other conditions to the Reorganization. Following the transfer, the Acquiring Fund shares will be distributed to shareholders of the Selling Fund and the Selling Fund will be terminated.
As part of the Reorganizations, shareholders of each class of each Selling Fund will receive shares of a corresponding class of the corresponding Acquiring Fund, as indicated in the table below:
Selling Fund	Selling Fund Share Class		Acquiring Fund Share Class	Acquiring Fund
Barings Global Floating Rate Fund	Class A Class C Class I Class Y	⇒ ⇒ ⇒ ⇒	Class L Class C Class I Class Y	MassMutual Global Floating Rate Fund
Barings Global Credit Income Opportunities Fund	Class A Class C Class I Class Y	⇒ ⇒ ⇒ ⇒	Class L Class C Class I Class Y	MassMutual Global Credit Income Opportunities Fund
Barings Emerging Markets Debt Blended Total Return Fund	Class A Class C Class I Class Y	⇒ ⇒ ⇒ ⇒	Class L Class C Class I Class Y	MassMutual Emerging Markets Debt Blended Total Return Fund
Barings Global Emerging Markets Equity Fund	Class A Class C Class I Class Y	⇒ ⇒ ⇒ ⇒	Class L Class C Class I Class Y	MassMutual Global Emerging Markets Equity Fund
Barings U.S. High Yield Fund	Class C Class I Class Y	⇒ ⇒ ⇒	Class C Class I Class Y	MassMutual High Yield Fund
Barings Active Short Duration Bond Fund	Class A Class C Class I Class Y	⇒ ⇒ ⇒ ⇒	Class L Class C Class I Class Y	MassMutual Short-Duration Bond Fund

In each case, you, as a holder of shares of a Selling Fund, will receive shares of the corresponding Acquiring Fund with the same aggregate net asset value as the aggregate net asset value of your Selling Fund shares at the time of the Reorganization. While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value per share.
We encourage you to read the full text of the enclosed Proxy Statement/Prospectus to obtain a more detailed understanding of the issues relating to each Reorganization.
Q:   Why are proposals not involving my fund included in the Proxy Statement/Prospectus?
To reduce costs, the proposals have been combined into one Proxy Statement/Prospectus. Accordingly, not all proposals may be applicable to each shareholder.
Q:   Why are the Reorganizations being proposed?
Barings LLC (“Barings”), the Selling Funds’ investment adviser, has recommended each Reorganization because it believes that it is in the best interest of shareholders of each Selling Fund. The Selling Funds are relatively small, individually and in the aggregate, and Barings does not expect the Selling Funds to experience any significant growth in the foreseeable future. Barings does not view the continued operation of the Selling Funds as a separate mutual fund complex to be sustainable over the long term. After consulting with its affiliate, MML Investment Advisers, LLC (“MML Advisers”), Barings developed these proposals because it believes that incorporation of the Barings funds into the MassMutual family of funds will provide a more robust servicing and distribution platform for those funds and the potential to allow shareholders of both fund groups to benefit from economies of scale the combination might provide over time. Following each Reorganization, MML Advisers will serve as the investment adviser to the Acquiring Fund, and Barings will serve as the subadviser for each Acquiring Fund and will make day-to-day investment decisions for the Funds. As noted below, it is expected that following each Reorganization, the net expenses (after giving effect to fee waivers and/or expense reimbursements) borne by Selling Fund shareholders would be the same as or lower than the net expenses they currently bear. For all Acquiring Funds except MassMutual High Yield Fund, the annual fund operating expenses are reduced by expense limitations pursuant to a written agreement by MML Advisers to cap certain fees and expenses of the Fund through January 31, 2023, which agreement may only be terminated before that date by mutual consent of the Board of Trustees and MML Advisers. If the expense limitations are not renewed, shareholders may bear the same or higher expenses as compared to the expenses they currently bear. The Board of each Selling Fund has carefully reviewed the terms of each Reorganization and determined to recommend that shareholders of each Selling Fund approve the Reorganization.
Q:   Are the Funds’ investment objectives, investment policies, principal investment strategies, and principal risks similar?
Yes. Each Selling Fund has the same investment objective and the same or substantially similar investment strategies, fundamental investment policies and principal risks as its corresponding Acquiring Fund. Please see the “Comparison of Investment Objectives,” “Comparison of Principal Investment Strategies” and “Comparison of Principal Risks” sections of each proposal below, as well as Appendix C, for more detail.
Q:   Will the portfolio manager of the Selling Funds change as a result of the Reorganizations?
No. The portfolio managers of the Selling Funds will not change as a result of the Reorganizations. Barings currently serves as subadviser for the Acquiring Funds in the Premier Reorganizations and Barings will serve as subadviser for the Acquiring Funds in the Advantage Reorganizations and, in that capacity, will make day-to-day investment decisions for the Acquiring Funds.
Q:   Are there costs or U.S. federal income tax consequences of the Reorganizations?
You will not pay any sales charges, commissions, or transaction fees in connection with the Reorganizations. All expenses incurred by the Funds in connection with or arising out of the transactions contemplated by the Agreement and Plan of Reorganization will be borne by MML Advisers and Barings (other than any brokerage or other costs relating to transactions in portfolio securities of the Funds, which are expected to be immaterial).

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not, and each Selling Fund generally will not, recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section of the combined Proxy Statement/Prospectus entitled “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION — Tax Status of the Reorganizations.” At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, which will generally result in recognition of gain or loss to such shareholder for U.S. federal income tax purposes. In the case of the Premier Reorganizations only, the Reorganization will end the tax year of the applicable Selling Fund. As a result, each Premier Reorganization will accelerate distributions to shareholders from the applicable Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and may include any distributable, but not previously distributed, income and/or capital gains, resulting from portfolio turnover prior to consummation of the Reorganization.
Q:   Will there be any changes to my fees and expenses as a result of the Reorganizations?
It is expected that, following the Reorganizations, the gross expenses of each Acquiring Fund will be the same as or lower than the gross expenses of the corresponding Selling Fund, and the net expenses borne by Selling Fund shareholders as shareholders of the Acquiring Fund will be the same as or lower than the expenses they currently bear, as described in detail in the “Comparison of Fees and Expenses” section of each proposal below. As explained above, for most of the Acquiring Funds, the annual fund operating expenses charged to shareholders are subject to expense limitations pursuant to a written agreement by MML Advisers to cap certain fees and expenses of the Fund through January 31, 2023, which agreement may only be terminated before that date by mutual consent of the Board of Trustees and MML Advisers. If these limitations are not renewed, shareholders may bear the same or higher expenses as compared to the expenses they currently bear.
Q:   If approved, when will the Reorganizations happen?
Each Reorganization will take place following its approval by shareholders of the applicable Selling Fund and is expected to close in early December 2021, if approval is obtained at the joint special meeting of shareholders to be held on September 29, 2021.
Q:   What happens if a Reorganization is not approved by a Selling Fund’s shareholders?
A Reorganization will not be consummated unless approved by shareholders of the applicable Selling Fund. If a Reorganization is not approved, the applicable Selling Fund will continue as a separate series of Barings Funds Trust, and its Board will consider what further actions, if any, may be in the best interests of such Selling Fund and its shareholders, including, possibly, re-proposing the Reorganization or liquidating the Selling Fund.
Q:   Is the approval or closing of a Reorganization conditioned on the approval or closing of one or more other Reorganizations?
No. Although each Reorganization is subject to certain closing conditions that must be satisfied or waived in order for the Reorganization to be completed, the approval or closing of a Reorganization is not conditioned on the approval or closing of any other Reorganization.
Q:   How does my Board recommend that I vote?
After careful consideration, your Board recommends that you vote FOR each Reorganization.
Q:   Who can vote on the proposal?
If you owned shares of a Selling Fund at the close of business on July 2, 2021, you are entitled to vote those shares in connection with the Selling Fund’s Reorganization, even if you are no longer a shareholder of the Selling Fund.
Q:   How can I vote?
You can vote in one of four ways:

•
By internet (log on to the website listed on your proxy card)

•
By telephone (call the toll free number listed on your proxy card)

•
By mail (using the enclosed postage prepaid envelope)

•
At the joint special meeting of shareholders scheduled to occur on September 29, 2021 at 10:00 a.m. Eastern time.

We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.
Q:   How do I attend the Meeting on September 29, 2021?
In light of public health concerns regarding the coronavirus pandemic, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. Further information regarding the purpose of the Meeting is included in the accompanying Proxy Statement/Prospectus dated July 20, 2021. Shareholders of record on the Record Date (as defined below) for the Meeting may participate in and vote at the Meeting on the Internet by virtual means. To participate in the Meeting virtually shareholders must register in advance by visiting https://viewproxy.com/baringsfundstrust/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator. Only shareholders of record at the close of business on July 2, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of Directors of the Funds.
Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Tuesday, September 28, 2021, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/ baringsfundstrust/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at proxyvote.com. Only shareholders of the Funds present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting. For additional details on how to vote, please refer to the instructions on your proxy card.
Q:   Whom should I call if I have questions?
If you have questions about any of the proposals described in the Proxy Statement/Prospectus or about voting procedures, please call the Selling Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll free at (844) 858-7389. Shareholders of a Selling Fund for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may request a copy of the Selling Funds’ final report to shareholders for that period by contacting their financial intermediary or by calling (855) 439-5459.

Intentionally Left Blank

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
BARINGS FUNDS TRUST
Barings Global Floating Rate Fund
Barings Global Credit Income Opportunities Fund
Barings Emerging Markets Debt Blended Total Return Fund
Barings Global Emerging Markets Equity Fund
Barings U.S. High Yield Fund
Barings Active Short Duration Bond Fund
To be held solely by means of remote communication on September 29, 2021
Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on September 29, 2021: The Notice of Joint Special Meeting of Shareholders, Proxy Statement, Proxy Card, and Shareholder Reports are available on the Barings website at www.barings.com/funds/mutual-funds.
A Joint Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each, a “Selling Fund”) will be held on September 29, 2021 at 10:00 a.m. EST. You may join the Meeting by following the applicable instructions under “How do I attend the Meeting on September 29, 2021?” above. At the Meeting, shareholders will consider, with respect to their Selling Fund:
The approval of the Agreement and Plan of Reorganization (the “Agreement”) by and among Barings Funds Trust, on behalf of each Selling Fund indicated below, MassMutual Premier Funds, on behalf of each of its series indicated below, MassMutual Advantage Funds, on behalf of each of its series indicated below, Barings LLC, and MML Investment Advisers, LLC, pursuant to which each Selling Fund will transfer all of its assets to the corresponding acquiring fund, as indicated below (each, an “Acquiring Fund”), in exchange for shares of that Acquiring Fund and the assumption by that Acquiring Fund of all of the liabilities of the corresponding Selling Fund. Shareholders of each class of each Selling Fund will receive a proportional distribution of shares of a corresponding class of the corresponding Acquiring Fund.
Shareholders of each Selling Fund will vote separately on the corresponding proposal, as shown below.
Selling Fund	Acquiring Fund	Acquiring Trust	Proposal #
Barings Global Floating Rate Fund	MassMutual Global Floating Rate Fund	MassMutual Advantage Funds	1
Barings Global Credit Income Opportunities Fund	MassMutual Global Credit Income Opportunities Fund	MassMutual Advantage Funds	2
Barings Emerging Markets Debt Blended Total Return Fund	MassMutual Emerging Markets Debt Blended Total Return Fund	MassMutual Advantage Funds	3
Barings Global Emerging Markets Equity Fund	MassMutual Global Emerging Markets Equity Fund	MassMutual Advantage Funds	4
Barings U.S. High Yield Fund	MassMutual High Yield Fund	MassMutual Premier Funds	5
Barings Active Short Duration Bond Fund	MassMutual Short-Duration Bond Fund	MassMutual Premier Funds	6
Please carefully read the enclosed combined proxy statement/prospectus, as it discusses these proposals in more detail. If you were a shareholder of a Selling Fund as of the close of business on the record date, which the Board has designated as July 2, 2021, you may vote at the Meeting or at any adjournment or postponement of the Meeting. Any shareholder wishing to participate in the meeting by means of remote communication may do so. If you cannot attend, please vote by mail, telephone, or internet by following the instructions on the enclosed proxy card. If you have questions, please call the Selling Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll free at (844) 858-7389. It is important that you vote. The Board of Trustees of each Selling Fund recommends that you vote FOR its Reorganization.

By order of the Board of Trustees,
Daniel McGee
President
Barings Funds Trust
YOUR VOTE IS IMPORTANT — PLEASE VOTE PROMPTLY.
SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

COMBINED PROXY STATEMENT/PROSPECTUS
Dated July 20, 2021
RELATING TO THE ACQUISITION OF THE ASSETS OF
Barings Global Floating Rate Fund
Barings Global Credit Income Opportunities Fund
Barings Emerging Markets Debt Blended Total Return Fund
Barings Global Emerging Markets Equity Fund
Barings U.S. High Yield Fund
Barings Active Short Duration Bond Fund
BY AND IN EXCHANGE FOR SHARES OF
MassMutual Global Floating Rate Fund
MassMutual Global Credit Income Opportunities Fund
MassMutual Emerging Markets Debt Blended Total Return Fund
MassMutual Global Emerging Markets Equity Fund
MassMutual High Yield Fund
MassMutual Short-Duration Bond Fund
300 South Tryon Street, Suite 2500
Charlotte, North Carolina 28202
This document (the “Proxy Statement/Prospectus”) is a proxy statement for each Selling Fund (as defined below) and a prospectus for each Acquiring Fund (as defined below). The address of each Selling Fund is 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, and the address of each Acquiring Fund is 1295 State Street, Springfield, MA 01111. The telephone number for each Selling Fund is (855) 439-5459 and the telephone number for each Acquiring Fund is (413) 744-1000. This Proxy Statement/Prospectus and the enclosed proxy cards were first mailed to shareholders of each Selling Fund beginning on or about July 20, 2021. This Proxy Statement/Prospectus contains information you should know before voting on the following proposals with respect to your Selling Fund, as indicated below. You should read this document carefully and retain it for future reference.
Proposal	To be voted on by shareholders of:

1.
To approve an Agreement and Plan of Reorganization by and among Barings Funds Trust (the “Selling Trust”), on behalf of Barings Global Floating Rate Fund (a “Selling Fund”) and its other series, MassMutual Advantage Funds (an “Acquiring Trust”), on behalf of MassMutual Global Floating Rate Fund (an “Acquiring Fund”) and its other series, MassMutual Premier Funds, on behalf of certain of its series, Barings LLC, and MML Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund. Shareholders of each class of the Selling Fund will receive a proportional distribution of shares of the corresponding class of the Acquiring Fund (as indicated below).

Barings Global Floating Rate Fund
Selling Fund		Acquiring Fund
Class A	⇒	Class L
Class C	⇒	Class C
Class I	⇒	Class I
Class Y	⇒	Class Y

Proposal	To be voted on by shareholders of:

2.
To approve an Agreement and Plan of Reorganization by and among Barings Funds Trust (the “Selling Trust”), on behalf of Barings Global Credit Income Opportunities Fund (a “Selling Fund”) and its other series, MassMutual Advantage Funds (an “Acquiring Trust”), on behalf of MassMutual Global Credit Income Opportunities Fund (an “Acquiring Fund”) and its other series, MassMutual Premier Funds, on behalf of certain of its series, Barings LLC, and MML Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund. Shareholders of each class of the Selling Fund will receive a proportional distribution of shares of the corresponding class of the Acquiring Fund (as indicated below).

Barings Global Credit Income Opportunities Fund
Selling Fund		Acquiring Fund
Class A	⇒	Class L
Class C	⇒	Class C
Class I	⇒	Class I
Class Y	⇒	Class Y
Proposal	To be voted on by shareholders of:

3.
To approve an Agreement and Plan of Reorganization by and among Barings Funds Trust (the “Selling Trust”), on behalf of Barings Emerging Markets Debt Blended Total Return Fund (a “Selling Fund”) and its other series, MassMutual Advantage Funds (an “Acquiring Trust”), on behalf of MassMutual Emerging Markets Debt Blended Total Return Fund (an “Acquiring Fund”) and its other series, MassMutual Premier Funds, on behalf of certain of its series, Barings LLC, and MML Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund. Shareholders of each class of the Selling Fund will receive a proportional distribution of shares of the corresponding class of the Acquiring Fund (as indicated below).

Barings Emerging Markets Debt Blended Total Return Fund
Selling Fund		Acquiring Fund
Class A	⇒	Class L
Class C	⇒	Class C
Class I	⇒	Class I
Class Y	⇒	Class Y

Proposal	To be voted on by shareholders of:

4.
To approve an Agreement and Plan of Reorganization by and among Barings Funds Trust (the “Selling Trust”), on behalf of Barings Global Emerging Markets Equity Fund (a “Selling Fund”) and its other series, MassMutual Advantage Funds (an “Acquiring Trust”), on behalf of MassMutual Global Emerging Markets Equity Fund (an “Acquiring Fund”) and its other series, MassMutual Premier Funds, on behalf of certain of its series, Barings LLC, and MML Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund. Shareholders of each class of the Selling Fund will receive a proportional distribution of shares of the corresponding class of the Acquiring Fund (as indicated below).

Barings Global Emerging Markets Equity Fund
Selling Fund		Acquiring Fund
Class A	⇒	Class L
Class C	⇒	Class C
Class I	⇒	Class I
Class Y	⇒	Class Y
Proposal	To be voted on by shareholders of:

5.
To approve an Agreement and Plan of Reorganization by and among Barings Funds Trust (the “Selling Trust”), on behalf of Barings U.S. High Yield Fund (a “Selling Fund”) and its other series, MassMutual Premier Funds (an “Acquiring Trust”), on behalf of MassMutual High Yield Fund (an “Acquiring Fund”) and certain other of its series, MassMutual Advantage Funds, on behalf of its series, Barings LLC, and MML Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund. Shareholders of each class of the Selling Fund will receive a proportional distribution of shares of the corresponding class of the Acquiring Fund (as indicated below).

Barings U.S. High Yield Fund
Selling Fund		Acquiring Fund
Class C	⇒	Class C
Class I	⇒	Class I
Class Y	⇒	Class Y

Proposal	To be voted on by shareholders of:

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To approve an Agreement and Plan of Reorganization by and among Barings Funds Trust (the “Selling Trust”), on behalf of Barings Active Short Duration Bond Fund (a “Selling Fund”) and its other series, MassMutual Premier Funds (an “Acquiring Trust”), on behalf of MassMutual Short-Duration Bond Fund (an “Acquiring Fund”) and certain other of its series, MassMutual Advantage Funds, on behalf of its series, Barings LLC, and MML Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund. Shareholders of each class of the Selling Fund will receive a proportional distribution of shares of the corresponding class of the Acquiring Fund (as indicated below).

Barings Active Short Duration Bond Fund
Selling Fund		Acquiring Fund
Class A	⇒	Class L
Class C	⇒	Class C
Class L	⇒	Class L
Class Y	⇒	Class Y
Each proposal will be considered by shareholders who owned shares of the applicable Selling Fund on July 2, 2021 at a joint special meeting of shareholders (the “Meeting”) that will be held on September 29, 2021 at 10 a.m. EST. You may join the Meeting by following the applicable instructions under “How do I attend the Meeting on September 29, 2021?” above. Each of the Selling Funds and the Acquiring Funds (each a “Fund” and collectively, the “Funds”) is a series of a registered open-end management investment company.
Although the Selling Trust’s Board of Trustees recommends that shareholders of each Selling Fund approve its reorganization into the corresponding Acquiring Fund (each a “Reorganization”), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of any other Selling Fund. Accordingly, if shareholders of any one Selling Fund approve its Reorganization, but shareholders of a second Selling Fund do not approve the second Selling Fund’s Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this Proxy Statement/Prospectus. If shareholders of any Selling Fund fail to approve its Reorganization, the Selling Trust’s Board of Trustees will consider what other actions, if any, may be in the best interests of such Selling Fund and its shareholders, including, possibly, re-proposing the Reorganization or liquidating the Selling Fund.
How Each Reorganization Will Work
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Each Selling Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund (“Merger Shares”) and the assumption by that Acquiring Fund of the Selling Fund’s liabilities.

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Each Acquiring Fund will issue Merger Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from its corresponding Selling Fund, less the liabilities it assumes from that corresponding Selling Fund. Shareholders of each class of each Selling Fund will receive a proportional distribution of shares of the corresponding class (as indicated in the tables under each proposal above) of the corresponding Acquiring Fund. For example, holders of Class A shares of Barings Active Short Duration Bond Fund will receive Class L shares of MassMutual Short-Duration Bond Fund with the same aggregate net asset value as the aggregate net asset value of their Barings Active Short Duration Bond Fund Class A shares at the time of the Reorganizations. While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ (based upon the net asset value per share of the class of shares you receive).

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Barings LLC and MML Investment Advisers, LLC will pay all costs incurred by the Funds in connection with or arising out of the Reorganizations (other than any brokerage or other costs relating to transactions in portfolio securities of the funds, which are expected to be immaterial).

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Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not, and the Selling Fund generally will not, recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION — Tax Status of the Reorganizations.”

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No shareholders of any Selling Fund will pay any sales charges, commissions, or transaction fees in connection with acquiring Merger Shares.

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After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Acquiring Fund, and the Selling Fund will be dissolved and will cease to operate as a series of a registered investment company.

Where to Get More Information
The statement of additional information relating to the proposed Reorganizations, dated July 20, 2021 (the “Reorganization SAI”) and the other documents identified below have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:
Barings Funds Trust (SEC file nos. 811-22845 and 333-188840)
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the prospectus of each Selling Fund, dated November 1, 2020, as supplemented to date (the “Selling Fund Prospectus”);

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the Statement of Additional Information of each Selling Fund, dated November 1, 2020, as supplemented to date (the “Selling Fund SAI”); and

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the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of each Selling Fund for the year ended June 30, 2020, and the unaudited financial statements included in the Semiannual Report to Shareholders of each Selling Fund for the period ended December 31, 2020.

For a free copy of any of the documents listed above and/or to ask questions about this combined Proxy Statement/Prospectus, please call your Selling Fund’s proxy solicitor, Broadridge Financial Solutions, Inc., toll free at (844) 858-7389, or submit a written request to Barings LLC at 300 South Tryon Street, Suite 2500, Charlotte, NC, 28202.
Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials, and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY
This Proxy Statement/Prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders (the “Meeting”). At the Meeting, shareholders of each Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Fund into the corresponding Acquiring Fund.
The following is a summary. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement/Prospectus, the Agreement, and the other documents referred to herein. You should carefully read the entire Proxy Statement/Prospectus and the appendices, as they contain details that are not included in this summary.
Proposed Reorganizations
The Agreement, which provides for the Reorganization of each Selling Fund into the corresponding Acquiring Fund, was considered and approved (i) by each Acquiring Trust’s Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Funds, at a meeting held on April 30, 2021 and (ii) by the Selling Trust’s Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Selling Funds, at a meeting held on April 29, 2021. As a result of the Reorganizations:
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Each Selling Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund (“Merger Shares”) and the assumption by that Acquiring Fund of the Selling Fund’s liabilities.

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Each Acquiring Fund will issue Merger Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from its corresponding Selling Fund, less the liabilities it assumes from that corresponding Selling Fund. Shareholders of each class of each Selling Fund will receive a proportional distribution of shares of the corresponding class (as shown in Appendix B) of the corresponding Acquiring Fund. For example, holders of Class A shares of Barings Active Short Duration Bond Fund will receive Class L shares of MassMutual Short-Duration Bond Fund with the same aggregate net asset value as the aggregate net asset value of their Barings Active Short Duration Bond Fund Class A shares at the time of the Reorganizations. While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ (based upon the net asset value per share of the class of shares you receive).

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Barings LLC (“Barings”) and MML Investment Advisers, LLC (“MML Advisers”) will pay all costs incurred by the Funds in connection with or arising out of the Reorganizations (other than any brokerage or other costs relating to transactions in portfolio securities of the funds, which are expected to be immaterial).

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Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not, and the Selling Fund generally will not, recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION — Tax Status of the Reorganizations.”

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No shareholders of any Selling Fund will pay any sales charges, commissions, or transaction fees in connection with acquiring Merger Shares.

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After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Acquiring Fund, and the Selling Fund will be dissolved and will cease to operate as a series of a registered investment company.

The completion of each Reorganization is subject to certain conditions described in the Agreement, including approval by shareholders of the relevant Selling Fund. For the reasons set forth below in “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION — Reasons for the Proposed
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Reorganizations and Board Deliberations,” the Selling Trust’s Board of Trustees, including the Independent Trustees, have concluded that each Reorganization would be in the best interests of the relevant Selling Fund and its shareholders, and that the interests of each Selling Fund’s shareholders would not be diluted as a result of its Reorganization.
The Board of each Selling Fund recommends that shareholders of that Selling Fund approve the proposed Agreement.
Under the 1940 Act, approval of the Agreement with respect to each Selling Fund requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Selling Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Selling Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Selling Fund. If shareholders of a Selling Fund approve the Agreement (and subject to the satisfaction of other conditions to closing set forth in the Agreement), it is anticipated that the Reorganization of that Selling Fund would occur in December 2021. If the Agreement is not approved for a Selling Fund, the Selling Trust’s Board of Trustees will consider what further actions, if any, may be in the best interests of such Selling Fund and its shareholders, including, possibly, re-proposing the Reorganization or liquidating the Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.
Costs of the Reorganization
All expenses (other than any brokerage or other costs relating to transactions in portfolio securities of the funds, which are expected to be immaterial) incurred by the Funds in connection with or arising out of the transactions contemplated by this Agreement will be borne by MML Advisers and Barings. The expenses associated with a Reorganization include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (2) the fees and expenses of Broadridge Financial Solutions, Inc., the Selling Funds’ proxy solicitation firm; and (3) the legal and other fees and expenses incurred in connection with the Reorganization.
U.S. Federal Income Tax Consequences
Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Selling Fund and the corresponding Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION — Tax Status of the Reorganizations.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized for U.S. federal income tax purposes by any Selling Fund or its shareholders as a direct result of its Reorganization. In the case of the Premier Reorganizations only, because each Premier Reorganization will end the tax year of the applicable Selling Fund, it will accelerate distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable to shareholders that hold their shares in taxable accounts, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Premier Reorganization. At any time prior to a Reorganization, a shareholder may redeem shares of a Selling Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Selling Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.
The Selling Fund shareholders’ aggregate tax basis in the Merger Shares is expected to carry over from the shareholders’ Selling Fund shares, and the Selling Fund shareholders’ holding period in the Merger Shares is expected to include the shareholders’ holding period in the Selling Fund shares.
For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION — Tax Status of the Reorganizations.”
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Investment Objectives, Policies, Strategies and Principal Risks
The investment objective, policies, principal investment strategies and principal risks of the Selling Fund of which you are a record owner can be found in the Selling Fund prospectus that you received upon purchasing shares in that Selling Fund and any updated prospectuses that you may have subsequently received. The investment objective, policies, principal investment strategies and principal risks of the corresponding Acquiring Fund can be found in this Proxy Statement/Prospectus.
Investment Objectives
Each Selling Fund and its corresponding Acquiring Fund have the same investment objective.
Investment Policies
The 1940 Act requires, and each Selling Fund and Acquiring Fund has, fundamental investment policies relating to investing in commodities, concentration in particular industries, making loans, investing in real estate, acting as an underwriter and issuing senior securities and borrowing money. These policies may not be changed without shareholder approval. Each Selling Fund and each Acquiring Fund have also adopted certain non-fundamental policies that may be changed without shareholder approval. Although each Selling Fund describes its fundamental and non-fundamental investment policies differently than its corresponding Acquiring Fund, Barings has informed the Trusts that the differences will not affect in any material respect the way in which it manages any of the Funds after the Reorganizations. A comparison of the investment policies of each Selling Fund and its corresponding Acquiring Fund appears in Appendix C.
Investment Strategies
Each Selling Fund and its corresponding Acquiring Fund have either the same or substantially similar principal investment strategies. For additional information regarding the principal investment strategies of the Selling Funds and the Acquiring Funds, please see the “Comparison of Principal Investment Strategies” section of the proposal relating to your Reorganization below, as well Appendix E.
Principal Risks
Each Selling Fund and its corresponding acquiring Fund have substantially similar principal risks. For additional information regarding the principal risks of the Selling Funds and the Acquiring Funds, please see the “Comparison of Principal Risks” section of the proposal relating to your Reorganization below, as well as Appendix D.
Fees and Expenses
It is expected that, following the Reorganizations, the gross expenses of each Acquiring Fund will be the same as or lower than the gross expenses of the corresponding Selling Fund, and the net expenses borne by Selling Fund shareholders as shareholders of the Acquiring Fund will be the same as or lower than the expenses they currently bear, as described in detail in the “Fees and Expenses” section of the proposal relating to your Reorganization below.
Performance
Performance information for each Selling Fund is located under the “Performance” section of each proposal below. Performance information for the Premier Funds is presented in these sections as well. No performance information is presented for the Advantage Funds, as these funds have yet to commence investment operations.
Management of the Funds
Barings, an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), is the investment adviser for each of the Selling Funds. Barings also serves as the subadviser to both the MassMutual High Yield Fund and MassMutual Short-Duration Bond Fund. Following the Reorganizations, Barings will serve as the subadviser for all of the Acquiring Funds. Baring
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International Investment Limited (“BIIL”) serves as the subadviser for each of the Selling Funds involved in the Advantage Reorganizations. Following the Reorganizations, BIIL will serve as the sub-subadviser for each of the Acquiring Funds except for the MassMutual High Yield Fund. MML Advisers, a wholly-owned subsidiary of MassMutual, serves as the investment adviser for each of the Acquiring Funds.
For each Premier Reorganization, there will be no change in the portfolio management team upon the completion of the Reorganization, given that the Selling Fund and Acquired Fund are currently managed by the same portfolio managers. For the Advantage Reorganizations, it is anticipated that each of the portfolio managers that manage each Selling Fund will, upon completion of the Reorganizations, manage the corresponding Acquiring Fund. Additional information concerning the portfolio manager of each of the Funds can be found in the “Management” section of each proposal below and in Appendix F.
Distribution Arrangements
ALPS Distributors, Inc. (“ALPS Distributors”) is the principal underwriter for the Selling Funds pursuant to a distribution agreement with the Selling Trust on behalf of each Selling Fund (the “Selling Funds Distribution Agreement”). MML Distributors LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, is the principal underwriter for the Acquiring Funds pursuant to a Principal Underwriter Agreement with each Acquiring Trust on behalf of their respective Acquiring Funds (the “Acquiring Funds Distribution Agreements” and, together with the Selling Funds Distribution Agreement, the “Distribution Agreements”). The Distribution Agreements provide that ALPS Distributors and MML Distributors have the right to distribute shares of the Selling Funds and the Acquiring Funds, respectively, on a continuous basis directly and through authorized financial intermediaries. MML Distributors is expected to provide substantially the same services for the Acquiring Funds after the Reorganizations as it currently provides to the Premier Funds and as ALPS Distributors currently provides for the Selling Funds.
Purchase and Sale of Fund Shares
In general, shareholders may purchase or redeem shares of a Fund on days when the New York Stock Exchange (“NYSE”) is open for business.
The Funds operate under similar purchase procedures, which allow a shareholder or financial intermediary to submit a purchase request to the Selling Trust or one of the Acquiring Trusts, as the case may be. Shares of the Selling Funds can also be acquired by exchange, by wire transfer, by telephone through an electronic funds transfer, or by check. If a purchase order is received in good order by the relevant Acquiring Trust, together with payment in full, prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) (the “Cut-off Time”) on that date, the purchase price for the Fund shares to be purchased will be the net asset value per share of the class of Fund shares being purchased determined on that day. If that order is received after the Cut-off Time, the purchase price for the Fund shares to be purchased will be the net asset value per share of the class of Fund shares to be purchased determined on the next business day that the NYSE is open. Purchase orders received on days when a Fund does not determine its net asset value (“NAV”) will not be accepted until the next day on which the Fund’s NAV is determined. For the Selling Funds, the required initial investment in each of Class A, Class C and Class L is $1,000, for Class I, $500,000, and for Class Y, $100,000. Investments made as part of retirement plans have only a $250 initial investment requirement. For the Acquiring Funds, the minimum initial investment in each of Class C and Class L is $1,000, for Class I of the Advantage Funds, $500,000, for Class I of MassMutual High Yield Fund, none, for Class Y, $100,000. The minimum for a subsequent investment in all classes of both the Selling Funds and the Acquiring Funds is $250, except for Class I of MassMutual High Yield Fund, which does not have a subsequent investment minimum. Thus, each share class of the Acquiring Funds has either the same or a lower initial and subsequent investment minimum, as compared to the corresponding class of the Selling Funds.
The Funds also operate under similar redemption procedures, which allow a shareholder or financial intermediary to submit a completed redemption request to the relevant Trust. Shares of the Selling Funds can also be redeemed by telephone or by mail. If a redemption request is received in good order by a Trust before the Cut-off Time, the redemption price for the Fund shares being redeemed will be the net asset value per share of the class of Fund shares being redeemed determined on that day. Redemption orders
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received on days when a Fund does not determine its NAV will not be accepted until the next day on which the Fund’s NAV is determined. If a redemption order is received after the Cut-off Time, the redemption price for the Fund shares to be redeemed will be the net asset value per share determined on the next day on which the Fund’s NAV is determined.
The Selling Funds typically expect to send you payment for your shares the business day after your request is received in good order, although if you hold your shares through certain financial intermediaries or financial intermediary programs, the Selling Funds typically expect to send payment for your shares within three business days after your request is received in good order. However, it is possible that payment of redemption proceeds may take up to seven days. You will usually receive payment for Acquiring Fund shares within 7 days after your redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. In each Fund’s sole discretion, a Fund may pay redemption proceeds wholly or partly in assets other than cash.
For additional information about the purchase and redemption policies of the Acquiring Funds, see “Buying, Redeeming, and Exchanging Shares” in Appendix G.
Exchange Privileges and Conversion Rights
Shareholders of a Selling Fund may exchange shares of their Selling Fund on any business day for the same class of shares of another Selling Fund if they satisfy eligibility requirements for the other Selling Fund, if any. Shareholders holding Selling Fund Class A shares outside of Barings Active Short Duration Bond Fund may also exchange their Class A shares into Class L shares of Barings Active Short Duration Bond Fund provided that their financial intermediary has entered into an arrangement with the Selling Funds’ distributor, or Barings or its affiliates to offer such Class L shares. Similarly, these Class L shares may be exchanged for Class A shares of other Selling Funds. If a shareholder exchanges shares of a Selling Fund for shares of another Selling Fund, the transaction will be based on the respective net asset value of each Fund as of the trade date for the exchange, plus any applicable redemption/exchange fee with respect to the shares acquired in the exchange. Shareholders will not be charged any CDSC upon an exchange, but may be charged a CDSC upon the sale of the shares acquired in the exchange, with the applicable CDSC determined by the CDSC schedule of the original shares. The holding period for the determination of the applicability of any CDSC is calculated from the date the shareholder initially acquired the original shares (and not the date of the acquisition of the shares acquired in the exchange). Shareholders of a Selling Fund may convert their shares on any business day for shares of a different class of the same Selling Fund, with the conversion effected at the relative daily net asset value per share. The conversion must meet the minimum purchase requirements of the share class into which the shareholder is exchanging. If the initially purchased shares of the Selling Fund are subject to a CDSC, a shareholder will be charged that CDSC upon the conversion.
Similarly, shareholders of an Acquiring Fund may generally exchange shares of one Acquiring Fund for the same class of shares of another MassMutual fund, if they satisfy eligibility requirements for that fund. Additionally, any share class of any Acquiring Fund may be exchanged for Class R5 shares of the MassMutual U.S. Government Money Market Fund, shares of which are not offered through this Proxy Statement/Prospectus. If Class R5 shares of the MassMutual U.S. Government Money Market Fund are exchanged for Class A or Class L shares of another MassMutual fund, any sales charge applicable to those Class A or Class L shares, respectively, will typically apply. If a shareholder exchanges shares of an Acquiring Fund for shares of another MassMutual Fund, the transaction will be based on the respective net asset value of each Fund as of the date for the exchange is accepted.
Exchange and Conversion rights are subject to change at any time. For additional information on the exchange rights of the Acquiring Funds, see “Buying, Redeeming, and Exchanging Shares — Exchanges” in Appendix G.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase any of the Funds through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from that Fund, MML Advisers, Barings, or their affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the
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intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.
Tax Information
Each Selling Fund and each Acquiring Fund has elected or intends to elect to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) for U.S. federal income tax purposes and expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S. shareholders that are neither exempt from U.S. income tax nor investing through a tax-advantaged account such as a tax-qualified retirement plan.
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Proposal 1.
Reorganization of Barings Global Floating Rate Fund into MassMutual Global Floating Rate Fund

Comparison of Investment Objectives:
The investment objectives of Barings Global Floating Rate Fund (the “Selling Fund”) and MassMutual Global Floating Rate Fund (the “Acquiring Fund” and, together with the Selling Fund, the “Funds”) are the same. Each Fund’s investment objective is to achieve a high level of current income. Preservation of capital is a secondary goal. Each Fund’s investment objective is non-fundamental and may be changed by a vote of its Board, without shareholder approval. There can be no assurance that either Fund will be able to achieve its investment objective.
Comparison of Principal Investment Strategies
The Funds have the same principal investment strategies. Under normal market conditions, the Selling Fund invests, and the Acquiring Fund will invest, at least 80% of its nets assets (including the amount of any borrowings for investment purposes) in income-producing floating rate debt securities primarily issued by North American and Western European companies (including companies based in the Channel Islands, Cayman Islands, and Bermuda). These instruments are or will be primarily, at the time of purchase, rated below investment grade (commonly referred to as “junk” or “high yield”) by a ratings agency or are or will be unrated, but determined by Barings or BIIL to be of comparable quality. The Funds may invest in a wide range of income-producing floating rate loans, bonds and notes of issuers based in U.S. and non-U.S, markets, but the Funds invest primarily in senior secured loans of North American and Western European corporate issuers that are of below investment grade quality.
Under normal market conditions, the Funds allocate their assets among various regions and countries (but in no case less than three different countries) and invest, at least 40% of its net assets in securities of non-U.S issuers (or, if less, at least the percentage of net assets that is 10 percentage points less than the percentage of the Funds’ benchmark represented by non-U.S. issuers, as determined by the provider of the benchmark). A significant portion of the Selling Fund’s investments in floating rate debt securities are, and the Acquiring Fund’s will be, denominated in a currency other than the U.S. dollar. Although each of the Funds’ investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, under normal market conditions, the Funds seek to hedge substantially all of its exposure to non-U.S. currencies. The Acquiring Fund may at times have significant exposure to one or more industries or sectors.
The Funds seek to take advantage of inefficiencies between geographies, primarily the North American and Western European loan and other debt markets. For example, each of the Funds seeks to take advantage of differences in pricing between senior secured loans of an issuer denominated in U.S. dollars and substantially similar senior secured loans of the same issuer denominated in Euros, potentially allowing the relevant Fund to achieve a higher relative return for the same credit risk exposure.
Both Funds may invest in both floating rate debt instruments and debt instruments that pay a fixed rate of interest; listed and unlisted corporate debt obligations; convertible securities; structured products (consisting of collateralized bond and loan obligations); bank obligations; U.S. government securities; preferred securities and trust preferred securities; unsecured loans; delayed funding loans and revolving credit facilities; when-issued securities, delayed delivery purchases and forward commitments; zero-coupon bonds, step-up bonds and payment-in- kind securities; commercial paper; repurchase agreements; and other investment companies. The instruments in which the Selling Fund invests, and in which the Acquiring Fund will invest, are primarily below investment grade quality, and may include investments in the lowest rating category of the applicable rating agency. The Funds may invest in distressed loans and bonds that are in default at the time of purchase in an effort to protect the relevant Funds existing investments in securities of the same issuers. The Funds may also invest in equity securities (consisting of common and preferred stocks, warrants and rights, and limited partnership interests), but invest or will invest in such equity investments only for the preservation of capital. Each of the Funds may also use over-the-counter and exchange-traded derivatives for hedging purposes or speculative purposes — as substitutes for investments in securities in which the relevant Fund can invest. The Funds’ use of derivatives may consist primarily of total return swaps, options, index swaps or swaps on components of an index, interest rate swaps, credit default swaps and foreign currency forward contracts and futures. The Acquiring Fund may hold a portion of its assets in cash or cash equivalents.
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The Funds may invest in investments of any duration or maturity.
Comparison of Fees and Expenses:
The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of each of the Funds. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and Examples below. The tables show fees and expenses that the Selling Fund incurred in its most recent fiscal year ended June 30, 2020, as well as pro forma fees and expenses that MML Advisers expects the Acquiring Fund would have incurred during the twelve months ended September 30, 2021, assuming consummation of the Reorganization as of September 30, 2020. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by MML Advisers to waive fees and/or to reimburse expenses for an Acquiring Fund, if applicable and as noted below, may limit the effect that any decrease in the applicable Acquiring Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year. Shareholders of the Selling Fund will not pay any sales charges or redemption fees in connection with the Reorganization. The fees and expenses below exclude one-time costs of the Reorganizations, which will be paid by Barings and MML Advisers. Additional information regarding the costs of each Reorganization is set forth under “Costs of the Reorganization” above.
Shareholder Fees (fees paid directly from your investment)
Barings Global Floating Rate Fund (Current) (Selling Fund)	Class A	Class C	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	1.00%1	1.00%2	None	None
MassMutual Global Floating Rate Fund (Pro Forma) (Acquiring Fund)	Class L	Class C	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	1.00%3	1.00%4	None	None

1
Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

2
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

3
Applies only to certain redemptions of shares bought with no initial sales charge. Class L Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

4
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

8

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Barings Global Floating Rate Fund (Current)	Class A	Class C	Class I	Class Y
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.32%	0.39%	0.27%	0.34%
Total Annual Fund Operating Expenses	1.22%	2.04%	0.92%	0.99%
Fee Waiver and/or Expense Reimbursement5	(0.22)%	(0.29)%	(0.17)%	(0.24)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	1.00%	1.75%	0.75%	0.75%
MassMutual Global Floating Rate Fund (Pro Forma)	Class L	Class C	Class I	Class Y
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses6	0.17%	0.16%	0.13%	0.20%
Total Annual Fund Operating Expenses	1.07%	1.81%	0.78%	0.85%
Fee Waiver and/or Expense Reimbursement7	(0.07)%	(0.06)%	(0.03)%	(0.10)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	1.00%	1.75%	0.75%	0.75%

5
Barings has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses will not exceed 0.75%, as a percentage of average daily net assets allocated to each such class. If the Selling Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Selling Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Selling Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement shall remain in effect at least until November 1, 2021, unless earlier modified or terminated by the Selling Fund’s Board of Trustees. Additional amounts may be voluntarily waived and/or reimbursed from time to time. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Selling Fund that previously received a waiver or reimbursement from Barings are less than the expense limit for such share class, the share class is required to repay Barings up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

6
Other Expenses are based on estimated amounts for the current fiscal year of the Acquiring Fund.

7
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.00%, 1.75%, 0.75% and 0.75% for Classes L, C, I and Y, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

9

Expense Examples:
The Examples are intended to help you compare the costs of investing in shares of the Selling Fund or the Acquiring Fund with the costs of investing in other mutual funds. The Examples assume that (i) you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Barings Global Floating Rate Fund (Current)
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$402	$665	$948	$1,753
CLASS C	$284	$632	$1,106	$2,416
CLASS I	$79	$284	$506	$1,146
CLASS Y	$79	$300	$538	$1,223
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$402	$665	$948	$1,753
CLASS C	$184	$632	$1,106	$2,416
CLASS I	$79	$284	$506	$1,146
CLASS Y	$79	$300	$538	$1,223
MassMutual Global Floating Rate Fund (Pro Forma)
CLASS	1 YEAR	3 YEARS
CLASS L	$399	$618
CLASS C	$278	$559
CLASS I	$77	$244
CLASS Y	$77	$254
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS
CLASS L	$399	$618
CLASS C	$178	$559
CLASS I	$77	$244
CLASS Y	$77	$254
Portfolio Turnover:
The Selling Fund pays, and the Acquiring Fund will pay, transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense Examples, affect each of the Funds’ performance. During the most recent fiscal year, the Selling Fund’s portfolio turnover rate was 37.23% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund since the Acquiring Fund has not yet commenced investment operations.
Comparison of Principal Risks:
The principal risks associated with investments in the Acquiring Fund and the Selling Fund are similar because the Funds have the same investment objectives and principal investment strategies. Although a risk that is applicable to both Funds may be labelled and described differently by the Acquiring and Selling
10

Funds, unless otherwise noted, those differences do not reflect a material difference between said risks. The following chart identifies the principal risks associated with each Fund. As shown in the chart, the Selling Fund is subject to all of the principal risks of the Acquiring Fund. The actual risks of investing in the Funds depend on the securities the Selling Fund holds, and assuming the completion of the Reorganization, the Acquiring Fund will hold, and on market conditions, both of which will change over time. Each of the principal risks of the Acquiring Fund appears in Appendix D.
Risk	MassMutual Global Floating Rate Fund	Barings Global Floating Rate Fund
Bank Loans Risk	x	x
Below Investment Grade Debt Securities Risk	x	x
Cash Position Risk	x	x
Convertible Securities Risk	x	x
Covenant Lite Loans Risk	x	x
Credit Risk	x	x
Defaulted and Distressed Securities Risk	x	x
Derivatives Risk	x	x
Equity Securities Risk	x	x
Fixed Income Securities Risk	x	x
Floating Rate Securities Risk	x	x
Foreign Investment Risk; Emerging Markets Risk; Currency Risk	x	x
Hedging Risk	x	x
Inflation Risk	x	x
Leveraging Risk	x	x
LIBOR Risk	x	x
Liquidity Risk	x	x
Management Risk	x	x
Market Risk	x	x
Preferred Stock Risk	x	x
Repurchase Agreement Risk	x	x
Restricted Securities Risk	x	x
Risk of Investment in Other Funds or Pools	x	x
Sector Risk	x	x
Structured Notes Risk	x	x
U.S. Government Securities Risk	x	x
Valuation Risk	x	x
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk	x	x
Performance:
No performance information is included here for the Acquiring Fund since the Acquiring Fund has not yet commenced investment operations. As the accounting successor to the Selling Fund, the Acquiring Fund will assume the performance history of the Selling Fund at the closing of the Reorganization. Performance information for the Selling Fund is presented below.
The Selling Fund commenced operations on September 16, 2013. The following bar chart and table provide some indication of the risks of investing in the Selling Fund. The bar chart shows changes in the Selling Fund’s performance from year to year for Class A shares. The table shows the Selling Fund’s average
11

annual returns for 1 year, 5 years and since inception for each class of the Selling Fund and how such returns compare with a broad measure of market performance. The table includes deduction of applicable sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Selling Fund will perform in the future.
More up-to-date performance information is available at www.barings.com/funds/mutual-funds (select fund and share class) or by calling 1-855-439-5459.
Barings Global Floating Rate Fund
Annual Total Returns
(for calendar years ended December 31) — Class A Shares
Before Taxes
Applicable sales charges are not reflected

The Selling Fund’s highest/lowest quarterly results during this time period were:
Highest 11.55% (4/1/20 to 6/30/20)
Lowest (15.44)% (1/1/20 to 3/31/20)
The Selling Fund’s year-to-date total return as of March 31, 2021: 2.67%

Average Annual Total Returns
(for periods ended December 31, 2020)
Applicable sales charges are reflected
	1 YEAR	5 YEARS	SINCE INCEPTION8
CLASS A
Return Before Taxes	0.01%	4.58%	3.26%
Return After Taxes on Distributions	-1.74%	2.52%	1.19%
Return After Taxes on Distributions and Sale of Fund Shares	-0.07%	2.59%	1.53%
OTHER CLASSES (Return Before Taxes Only)
Class C	1.34%	4.44%	2.93%
Class I	3.36%	5.51%	3.99%
Class Y	3.36%	5.49%	3.96%
Benchmark9 (reflects no deductions for fees, expenses, or taxes	3.02%	5.32%	4.27%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary due to the classes having different sales charges and expenses.

8
Since inception of September 16, 2013.

9
The Credit Suisse Global Loan Benchmark is a market capitalization weighted averaged of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investible universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

12

Management:
Barings currently serves as the Selling Fund’s investment adviser and BIIL serves as the Selling Fund’s subadviser. Following the Reorganization, MML Advisers will serve as the Acquiring Fund’s investment adviser and Barings and BIIL will serve as the Fund’s subadviser and sub-subadviser, respectively. Sean Feeley, Tom McDonnell, Martin Horne, David Mihalick and Chris Sawyer currently serve as portfolio managers to the Selling Fund and will serve as portfolio managers to the Acquiring Fund following the Reorganization.
For more information on each of the service providers and portfolio managers noted above, please see Appendix F.
13

Proposal 2.   Reorganization of Barings Global Credit Income Opportunities Fund into MassMutual Global Credit Income Opportunities Fund
Comparison of Investment Objectives:
The investment objectives of Barings Global Credit Income Opportunities Fund (the “Selling Fund”) and MassMutual Global Credit Income Opportunities Fund (the “Acquiring Fund” and, together with the Selling Fund, the “Funds”) are the same. Each Fund’s investment objective is to achieve an absolute return, primarily through current income and secondarily through capital appreciation. Each Fund’s investment objective is non-fundamental and may be changed by a vote of its Board, without shareholder approval. There can be no assurance that either Fund will be able to achieve its investment objective.
Comparison of Principal Investment Strategies:
The Funds have the same principal investment strategies. The Selling Fund is, and the Acquiring Fund will be, managed using an absolute return investment objective, which means that it is not managed relative to the performance of a specific bond index, but rather seeks to generate positive returns over the course of a full market cycle while managing volatility through security selection and possibly hedging to reduce overall exposure to credit and interest rate risk. Each of the Funds seeks absolute total return through a combination of current income and capital appreciation.
Under normal circumstances, the Selling Fund invests, and the Acquiring Fund will invest, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments. Both Funds may invest in a wide range of debt instruments of issuers based in U.S. and non-U.S. markets, including emerging markets, as well as over-the-counter and exchange-traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the relevant Fund believes have the potential to provide a high total return over time. A significant portion of the Selling Fund’s investments in debt instruments are, and the Acquiring Fund’s will be, denominated in a currency other than the U.S. dollar. Although each Fund’s investment in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, under normal market conditions, the Funds seek to hedge substantially all of its exposure to non-U.S. currencies. The Acquiring Fund may at times have significant exposure to one or more industries or sectors.
Under normal market conditions, the Selling Fund allocates, and the Acquiring Fund will allocate, its assets among various regions and countries (but in no case less than three different countries) and the Selling Fund invests, and the Acquiring Fund will invest, at least 40% of its net assets in securities of non-U.S. issuers (or, if less, at least the percentage of net assets that is 10 percentage points less than the percentage of the Bank of America/Merrill Lynch Global Non-Financial Developed Markets High Yield Constrained Index, represented by non-U.S. issuers, as determined by the provider of the index). Although the Bank of America/Merrill Lynch Global Non-Financial Developed Markets High Yield Constrained Index is representative of the Fund’s investable universe, the Fund does not seek to be correlated with that index.
Each of the Funds seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans.
The Selling Fund invests, and the Acquiring Fund will invest, primarily in high yield debt instruments (consisting of bonds, loans, and notes) of North American and Western European corporate issuers that are of below investment grade quality. The Selling Fund invests, and the Acquiring Fund will invest, in instruments that are or will be, at the time of purchase, rated below investment grade (commonly referred to as “junk” or “high yield”) by a credit-rating agency or that are or will be unrated, but determined by Barings or BIIL to be of comparable quality.
The Selling Fund invests, and the Acquiring Fund will invest, primarily in high yield bonds, loans and notes, but also makes or will make use of a wide range of debt instruments. Each of the Funds may invest in both fixed and floating rate instruments; listed and unlisted corporate debt obligations; convertible securities; structured products (consisting of collateralized bond and loan obligations); bank obligations; U.S. and non-U.S. government securities; preferred securities and trust preferred securities; asset-backed
14

securities; unsecured loans; delayed funding loans and revolving credit facilities; when-issued securities, delayed delivery purchases and forward commitments; zero-coupon bonds, step-up bonds and payment-in-kind securities; commercial paper; repurchase agreements; and other investment companies. Each of the Funds’ investments may include investments in the lowest rating category of the applicable rating agency. Each of the Funds may invest in distressed bonds and loans that are in default at the time of purchase in an effort to protect the relevant Fund’s existing investment in securities of the same issuers. Each of the Funds also may invest in equity securities (consisting of common and preferred stocks, warrants and rights, and limited partnership interests), but will invest in such equity investments only for the preservation of capital. The Acquiring Fund may hold a portion of its assets in cash or cash equivalents.
Each of the Funds may also use derivatives to a significant extent for risk management and hedging purposes, or for speculative purposes — as substitutes for investments in securities in which the relevant Fund can invest — in order to achieve such Fund’s absolute return objective and manage volatility.
Each of the Funds may invest in investments of any duration or maturity.
Comparison of Fees and Expenses:
The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of each of the Funds. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and Examples below. The tables show fees and expenses that the Selling Fund incurred in its most recent fiscal year ended June 30, 2020, as well as pro forma fees and expenses that MML Advisers expects the Acquiring Fund would have incurred during the twelve months ended September 30, 2021, assuming consummation of the Reorganization as of September 30, 2020. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by MML Advisers to waive fees and/or to reimburse expenses for an Acquiring Fund, if applicable and as noted below, may limit the effect that any decrease in the applicable Acquiring Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year. Shareholders of the Selling Fund will not pay any sales charges or redemption fees in connection with the Reorganization. The fees and expenses below exclude one-time costs of the Reorganizations, which will be paid by Barings and MML Advisers. Additional information regarding the costs of each Reorganization is set forth under “Costs of the Reorganization” above.
Shareholder Fees (fees paid directly from your investment)
Barings Global Credit Income Opportunity Fund (Current) (Selling Fund)	Class A	Class C	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	1.00%10	1.00%11	None	None

10
Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

11
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

15

MassMutual Global Credit Income Opportunity Fund (Pro Forma) (Acquiring Fund)	Class L	Class C	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	1.00%12	1.00%13	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Barings Global Credit Income Opportunities Fund (Current)	Class A	Class C	Class I	Class Y
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.32%	0.43%	0.32%	0.35%
Total Annual Fund Operating Expenses	1.32%	2.18%	1.07%	1.10%
Fee Waiver and/or Expense Reimbursement14	(0.12)%	(0.23)%	(0.12)%	(0.15)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	1.20%	1.95%	0.95%	0.95%

12
Applies only to certain redemptions of shares bought with no initial sales charge. Class L Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

13
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

14
Barings has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Fund will not exceed 0.95%, as a percentage of average daily net assets allocated to each such class. If the Selling Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Selling Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Selling Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement shall remain in effect at least until November 1, 2021, unless earlier modified or terminated by the Selling Fund’s Board of Trustees. Additional amounts may be voluntarily waived and/or reimbursed from time to time. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Selling Fund that previously received a waiver or reimbursement from Barings are less than the expense limit for such share class, the share class is required to repay Barings up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

16

MassMutual Global Credit Income Opportunities Fund (Pro Forma)	Class L	Class C	Class I	Class Y
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses15	0.29%	0.26%	0.23%	0.28%
Total Annual Fund Operating Expenses	1.29%	2.01%	0.98%	1.03%
Fee Waiver and/or Expense Reimbursement16	(0.13)%	(0.06)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	1.16%	1.95%	0.85%	0.90%
Expense Examples:
The Examples are intended to help you compare the costs of investing in shares of the Selling Fund or the Acquiring Fund with the costs of investing in other mutual funds. The Examples assume that (i) you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Barings Global Credit Income Opportunities Fund (Current)
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$521	$802	$1,104	$1,959
CLASS C	$305	$682	$1,186	$2,571
CLASS I	$100	$338	$595	$1,330
CLASS Y	$100	$345	$609	$1,363
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$521	$802	$1,104	$1,959
CLASS C	$205	$682	$1,186	$2,571
CLASS I	$100	$338	$595	$1,330
CLASS Y	$100	$345	$609	$1,363
MassMutual Global Credit Income Opportunities Fund (Pro Forma)
CLASS	1 YEAR	3 YEARS
CLASS L	$513	$711
CLASS C	$298	$620
CLASS I	$87	$290
CLASS Y	$92	$305
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS
CLASS L	$513	$711

15
Other Expenses are based on estimated amounts for the current fiscal year of the Acquiring Fund.

16
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.16%, 1.95%, 0.85% and 0.90% for Classes L, C, I and Y, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

17

CLASS	1 YEAR	3 YEARS
CLASS C	$198	$620
CLASS I	$87	$290
CLASS Y	$92	$305
Portfolio Turnover:
The Selling Fund pays, and the Acquiring Fund will pay, transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense Examples, affect each of the Funds’ performance. During the most recent fiscal year, the Selling Fund’s portfolio turnover rate was 64.23% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund since the Acquiring Fund has not yet commenced investment operations.
Comparison of Principal Risks:
The principal risks associated with investments in the Acquiring Fund and the Selling Fund are similar because the Funds have the same investment objectives and principal investment strategies. Although a risk that is applicable to both Funds may be labelled and described differently by the Acquiring and Selling Funds, unless otherwise noted, those differences do not reflect a material difference between said risks. The following chart identifies the principal risks associated with each Fund. As shown in the chart, the Selling Fund is subject to all of the principal risks of the Acquiring Fund. The actual risks of investing in the Funds depend on the securities the Selling Fund holds, and assuming the completion of the Reorganization, the Acquiring Fund will hold, and on market conditions, both of which will change over time. Each of the principal risks of the Acquiring Fund appears in Appendix D.
Risk	MassMutual Global Credit Income Opportunities Fund	Barings Global Credit Income Opportunities Fund
Bank Loans Risk	x	x
Below Investment Grade Debt Securities Risk	x	x
Cash Position Risk	x	x
Convertible Securities Risk	x	x
Covenant Lite Loans Risk	x	x
Credit Risk	x	x
Defaulted and Distressed Securities Risk	x	x
Derivatives Risk	x	x
Equity Securities risk	x	x
Fixed Income Securities Risk	x	x
Foreign Investment Risk; Emerging Markets Risk; Currency Risk	x	x
Hedging Risk	x	x
Inflation Risk	x	x
Leveraging Risk	x	x
LIBOR Risk	x	x
Liquidity Risk	x	x
Management Risk	x	x
Market Risk	x	x
Mortgage- and Asset-Backed Securities Risk	x	x
Preferred Stock Risk	x	x
Repurchase Agreement Risk	x	x
Restricted Securities Risk	x	x
18

Risk	MassMutual Global Credit Income Opportunities Fund	Barings Global Credit Income Opportunities Fund
Risk of Investment in Other Funds or Pools	x	x
Sector Risk	x	x
Sovereign Debt Obligations Risk	x	x
Structured Notes Risk	x	x
U.S. Government Securities Risk	x	x
Valuation Risk	x	x
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk	x	x
Performance:
No performance information is included here for the Acquiring Fund since the Acquiring Fund has not yet commenced investment operations. As the accounting successor to the Selling Fund, the Acquiring Fund will assume the performance history of the Selling Fund at the closing of the Reorganization. Performance information for the Selling Fund is presented below.
The Selling Fund commenced operations on September 16, 2013. The following bar chart and table provide some indication of the risks of investing in the Selling Fund. The bar chart shows changes in the Selling Fund’s performance from year to year for Class A shares. The table shows the Selling Fund’s average annual returns for 1 year, 5 years and since inception for each class of the Selling Fund and how such returns compare with a broad measure of market performance. The table includes deduction of applicable sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Selling Fund will perform in the future.
More up-to-date performance information is available at www.barings.com/funds/mutual-funds (select fund and share class) or by calling 1-855-439-5459.
Barings Global Credit Income Opportunities Fund
Annual Total Returns
(for calendar years ended December 31) — Class A Shares
Before Taxes
Applicable sales charges are not reflected

The Selling Fund’s highest/lowest quarterly results during this time period were:
Highest 14.11% (4/1/20 to 6/30/20)
Lowest (14.76)% (1/1/20 to 3/31/20)
The Selling Fund’s year-to-date total return as of March 31, 2021: 3.37%

Average Annual Total Returns
(for periods ended December 31, 2020)
Applicable sales charges are reflected
19

	1 YEAR	5 YEARS	SINCE INCEPTION17
CLASS A
Return Before Taxes	-0.98%	5.33%	3.91%
Return After Taxes on Distributions	-3.19%	2.81%	1.26%
Return After Taxes on Distributions and Sale of Fund Shares	-0.69%	2.96%	1.75%
OTHER CLASSES (Return Before Taxes Only)
Class C	1.43%	5.40%	3.68%
Class I	3.44%	6.46%	4.72%
Class Y	3.45%	6.46%	4.72%
Benchmark18 (reflects no deductions for fees, expenses, or taxes)	5.70%	6.56%	6.19%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Selling Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary due to the classes having different sales charges and expenses.
Management:
Barings currently serves as the Selling Fund’s investment adviser and BIIL serves as the Selling Fund’s subadviser. Following the Reorganization, MML Advisers will serve as the Acquiring Fund’s investment adviser and Barings and BIIL will serve as the Fund’s subadviser and sub-subadviser, respectively. Sean Feeley, Scott Roth, Tom McDonnell, Martin Horne, David Mihalick, Omotunde Lawal and Chris Sawyer currently serve as portfolio managers to the Selling Fund and will serve as portfolio managers to the Acquiring Fund following the Reorganization.
For more information on each of the service providers and portfolio managers noted above, please see Appendix F.

17
Since inception of September 16, 2013.

18
The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The return shown includes 3 Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged.

20

Proposal 3.   Reorganization of Barings Emerging Markets Debt Blended Total Return Fund into MassMutual Emerging Markets Debt Blended Total Return Fund
Comparison of Investment Objectives:
The investment objectives of Barings Emerging Markets Debt Blended Total Return Fund (the “Selling Fund”) and MassMutual Emerging Markets Debt Blended Total Return Fund (the “Acquiring Fund” and, together with the Selling Fund, the “Funds”) are the same. Each Fund’s investment objective is to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. Each Fund’s investment objective is non-fundamental and may be changed by a vote of its Board, without shareholder approval. There can be no assurance that either Fund will be able to achieve its investment objective.
Comparison of Principal Investment Strategies:
The Funds have the same principal investment strategies. Both Funds will invest in debt securities, derivatives and other instruments that are economically tied to emerging market countries or countries with relatively low gross national product per capita and with the potential for rapid economic growth. Each of the Funds will normally invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. The Selling Fund focuses, and the Acquiring Fund will focus, its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe.
The Funds will invest in debt instruments of all types, including bonds, notes, U.S. and G10 country treasury obligations, sovereign issues, covered bonds, commercial paper and other fixed and floating rate income securities and are either secured or unsecured, and, either senior or subordinated. To a limited extent, each of the Funds may invest in (i) securities that are convertible into equity securities, (ii) equity securities (including warrants and common stock), (iii) certificates of deposit, (iv) bankers’ acceptances, and (v) loan participations and loan assignments which are un-securitized. The Acquiring Fund may at times have significant exposure to one or more industries or sectors. The Acquiring Fund may hold a portion of its assets in cash or cash equivalents.
Both Funds expect to achieve certain exposures primarily through derivative transactions, including without limitation, forward foreign currency exchange contracts; futures on securities, indexes, currencies, commodities, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Funds. Each of the Funds may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. Derivatives instruments that provide exposure to debt securities that are economically tied to emerging market countries or to a country Barings considers to be equivalent to such countries or have economic characteristics similar to such investments may be used to satisfy the Funds’ 80% policies.
The Funds may invest in both investment grade and below investment grade (commonly referred to as “high yield” or “junk” bonds) debt securities, as rated by a ratings agency or determined by Barings or BIIL to be of comparable quality.
Comparison of Fees and Expenses:
The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of each of the Funds. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and Examples below. The tables show fees and expenses that the Selling Fund incurred in its most recent fiscal year ended June 30, 2020, as well as pro forma fees and expenses that MML Advisers expects the Acquiring Fund would have incurred during the twelve months ended September 30, 2021, assuming consummation of the Reorganization as of September 30, 2020. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets
21

increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by MML Advisers to waive fees and/or to reimburse expenses for an Acquiring Fund, if applicable and as noted below, may limit the effect that any decrease in the applicable Acquiring Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year. Shareholders of the Selling Fund will not pay any sales charges or redemption fees in connection with the Reorganization. The fees and expenses below exclude one-time costs of the Reorganizations, which will be paid by Barings and MML Advisers. Additional information regarding the costs of each Reorganization is set forth under “Costs of the Reorganizations” above.
Shareholder Fees (fees paid directly from your investment)
Barings Emerging Markets Debt Blended Total Return Fund (Current) (Selling Fund)	Class A	Class C	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	1.00%19	1.00%20	None	None
MassMutual Emerging Markets Debt Blended Total Return Fund (Pro Forma) (Acquiring Fund)	Class L	Class C	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	1.00%21	1.00%22	None	None

19
Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

20
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

21
Applies only to certain redemptions of shares bought with no initial sales charge. Class L Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

22
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

22

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Barings Emerging Markets Debt Blended Total Return Fund (Current)	Class A	Class C	Class I	Class Y
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.08%	3.54%	0.65%	0.67%
Total Annual Fund Operating Expenses	2.08%	5.29%	1.40%	1.42%
Fee Waiver and/or Expense Reimbursement23	(0.88)%	(3.34)%	(0.45)%	(0.47)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements24	1.20%	1.95%	0.95%	0.95%
MassMutual Emerging Markets Debt Blended Total Return Fund (Pro Forma)	Class L	Class C	Class I	Class Y
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses25	0.31%	0.29%	0.29%	0.35%
Total Annual Fund Operating Expenses	1.31%	2.04%	1.04%	1.10%
Fee Waiver and/or Expense Reimbursement26	(0.11)%	(0.09)%	(0.09)%	(0.15)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	1.20%	1.95%	0.95%	0.95%

23
Barings has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Selling Fund will not exceed 0.95% as a percentage of average daily net assets allocated to each such class. If the Selling Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Selling Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Selling Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement shall remain in effect at least until November 1, 2021, unless earlier modified or terminated by the Selling Fund’s Board of Trustees. Additional amounts may be voluntarily waived and/or reimbursed from time to time. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Selling Fund that previously received a waiver or reimbursement from Barings are less than the expense limit for such share class, the share class is required to repay Barings up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

24
“Total annual fund operating expenses after fee waiver and/or expense reimbursement” are higher than the corresponding ratios of net expenses to average net assets in the financial highlights table because the ratios shown in the financial highlights table reflect additional amounts voluntarily waived and/or reimbursed to the Selling Fund.

25
Other Expenses are based on estimated amounts for the current fiscal year of the Acquiring Fund.

26
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.20%, 1.95%, 0.95% and 0.95% for Classes L, C, I and Y, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

23

Expense Examples:
The Examples are intended to help you compare the costs of investing in shares of the Selling Fund or the Acquiring Fund with the costs of investing in other mutual funds. The Examples assume that (i) you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Barings Emerging Markets Debt Blended Total Return Fund (Current)
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$521	$962	$1,428	$2,714
CLASS C	$305	$1,345	$2,473	$5,239
CLASS I	$100	$411	$744	$1,687
CLASS Y	$100	$415	$753	$1,708
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$521	$962	$1,428	$2,714
CLASS C	$205	$1,345	$2,473	$5,239
CLASS I	$100	$411	$744	$1,687
CLASS Y	$100	$415	$753	$1,708
MassMutual Emerging Markets Debt Blended Total Return Fund (Pro Forma)
CLASS	1 YEAR	3 YEARS
CLASS L	$517	$780
CLASS C	$298	$625
CLASS I	$97	$315
CLASS Y	$97	$324
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS
CLASS L	$517	$780
CLASS C	$198	$625
CLASS I	$97	$315
CLASS Y	$97	$324
Portfolio Turnover:
The Selling Fund pays, and the Acquiring Fund will pay, transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense Examples, affect each of the Funds’ performance. During the most recent fiscal year, the Selling Fund’s portfolio turnover rate was 126.54% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund since the Acquiring Fund has not yet commenced investment operations.
Comparison of Principal Risks:
The principal risks associated with investments in the Acquiring Fund and the Selling Fund are similar because the Funds have the same investment objectives and principal investment strategies. Although a risk that is applicable to both Funds may be labelled and described differently by the Acquiring and Selling
24

Funds, unless otherwise noted, those differences do not reflect a material difference between said risks. The following chart identifies the principal risks associated with each Fund. As shown in the chart, the Selling Fund is subject to all of the principal risks of the Acquiring Fund. The actual risks of investing in the Funds depend on the securities the Selling Fund holds, and assuming the completion of the Reorganization, the Acquiring Fund will hold, and on market conditions, both of which will change over time. Each of the principal risks of the Acquiring Fund appears in Appendix D.
Risk	MassMutual Emerging Markets Debt Blended Total Return Fund	Barings Emerging Markets Debt Blended Total Return Fund
Bank Loans Risk	x	x
Below Investment Grade Debt Securities Risk	x	x
Cash Position Risk	x	x
Convertible Securities Risk	x	x
Credit Risk	x	x
Derivatives Risk	x	x
Equity Securities Risk	x	x
Fixed Income Securities Risk	x	x
Foreign Investment Risk; Emerging Markets; Currency Risk	x	x
Hedging Risk	x	x
Inflation Risk	x	x
Leveraging Risk	x	x
LIBOR Risk	x	x
Liquidity Risk	x	x
Management Risk	x	x
Market Risk	x	x
Restricted Securities Risk	x	x
Sector Risk	x	x
Sovereign Debt Obligations Risk	x	x
Valuation Risk	x	x
When-Issued, Delayed Delivery, and Forward Commitment Transaction Risk	x	x
Performance:
No performance information is included here for the Acquiring Fund since the Acquiring Fund has not yet commenced investment operations. As the accounting successor to the Selling Fund, the Acquiring Fund will assume the performance history of the Selling Fund at the closing of the Reorganization. Performance information for the Selling Fund is presented below.
The Selling Fund commenced operations on October 21, 2015. The following bar chart and table provide some indication of the risks of investing in the Selling Fund. The bar chart shows changes in the Selling Fund’s performance from year to year for Class A shares. The table shows the Selling Fund’s average annual returns for 1 year, 5 years and since inception for each class of the Selling Fund and how such returns compare with a broad measure of market performance. The table includes deduction of applicable sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Selling Fund will perform in the future.
More up-to-date performance information is available at www.barings.com/funds/mutual-funds (select fund and share class) or by calling 1-855-439-5459.
25

Barings Emerging Markets Debt Blended Total Return Fund
Annual Total Returns
(for calendar years ended December 31) — Class A Shares
Before Taxes
Applicable sales charges are not reflected

The Selling Fund’s highest/lowest quarterly results during this time period were:
Highest 23.13% (4/1/20 to 6/30/20)
Lowest (14.89)% (1/1/20 to 3/31/20)
The Selling Fund’s year-to-date total return
as of March 31, 2021: -4.37%

Average Annual Total Returns
(for periods ended December 31, 2020)
Applicable sales charges are reflected
	1 YEAR	5 YEARS	SINCE INCEPTION27
CLASS A
Return Before Taxes	12.99%	9.24%	8.14%
Return After Taxes on Distributions	9.45%	6.34%	5.29%
Return After Taxes on Distributions and Sale of Fund Shares	7.49%	5.79%	4.94%
OTHER CLASSES (Return Before Taxes Only)
Class C	15.78%	9.33%	8.20%
Class I	18.02%	10.41%	9.27%
Class Y	17.96%	10.40%	9.26%
Benchmark28	4.58%	6.83%	5.77%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Selling Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary due to the classes having different sales charges and expenses.
Management:
Barings currently serves as the Selling Fund’s investment adviser and BIIL serves as the Selling Fund’s subadviser. Following the Reorganization, MML Advisers will serve as the Acquiring Fund’s investment adviser and Barings and BIIL will serve as the Fund’s subadviser and sub-subadviser, respectively. Ricardo Adrogué, Cem Karacadag and Natalia Krol currently serve as portfolio managers to the Selling Fund and will serve as portfolio managers to the Acquiring Fund following the Reorganization.
For more information on each of the service providers and portfolio managers noted above, please see Appendix F.

27
Since inception of October 21, 2015.

28
The Benchmark is a blend of 50% JPMorgan Government Bond Index — Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified.

26

Proposal 4.   Reorganization of Barings Global Emerging Markets Equity Fund into MassMutual Global Emerging Markets Equity Fund
Comparison of Investment Objectives:
The investment objectives of Barings Global Emerging Markets Equity Fund (the “Selling Fund”) and MassMutual Global Emerging Markets Equity Fund (the “Acquiring Fund” and, together with the Selling Fund, the “Funds”) are the same. Each Fund’s investment objective is to achieve long-term capital growth. Each Fund’s investment objective is non-fundamental and may be changed by a vote of its Board, without shareholder approval. There can be no assurance that either Fund will be able to achieve its investment objective.
Comparison of Principal Investment Strategies:
The Funds have the same principal investment strategies. Each of the Funds will normally invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of issuers that are economically tied to one or more emerging market countries. Both Funds may include exchange-traded funds (“ETFs”) that provide exposure to certain emerging markets for purposes of its 80% policy.
The Funds may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The securities may be listed on a U.S. or non-U.S. stock exchange or traded in U.S. or non-U.S. over-the-counter markets. In addition to common stocks, each of the Funds may also invest in other types of equity securities, such as depositary receipts (including American Depositary Receipts and Global Depositary Receipts), ETFs and participation rights, or in fixed income securities and cash and cash equivalents.
Both Funds may invest in different regions, countries, industries and sectors. The Selling Fund normally allocates, and the Acquiring Fund will normally allocate, its assets among various regions and countries (but in no less than three different countries). Each of the Funds may invest without limit in Russia and China.
In selecting investments for the Selling Fund, BIIL evaluates investment opportunities on a company-by-company basis. This approach includes seeking to identify growth potential unrecognized by market participants through the analysis of factors such as the company’s future financial performance, business model and management style, while incorporating wider economic and social trends. Barings and BIIL monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security. These factors may vary in particular cases and may change over time. It is expected that, Barings and BIIL will take the same approach to investment evaluation for the Acquiring Fund.
The Funds have the flexibility to achieve certain exposures through derivative transactions, which may create economic leverage in the Fund. Each of the Funds may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. Derivatives instruments that provide exposure to equity securities that are economically tied to emerging market countries or to a country BIIL (or Barings, in the case of the Acquiring Fund) considers to be equivalent to such countries or have economic characteristics similar to such investments may be used to satisfy the corresponding Fund’s 80% policy.
The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
Comparison of Fees and Expenses:
The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of each of the Funds. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and Examples below. The tables show fees and expenses that the Selling Fund
27

incurred in its most recent fiscal year ended June 30, 2020, as well as pro forma fees and expenses that MML Advisers expects the Acquiring Fund would have incurred during the twelve months ended September 30, 2021, assuming consummation of the Reorganization as of September 30, 2020. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. The commitment by MML Advisers to waive fees and/or to reimburse expenses for an Acquiring Fund, if applicable and as noted below, may limit the effect that any decrease in the applicable Acquiring Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year. Shareholders of the Selling Fund will not pay any sales charges or redemption fees in connection with the Reorganization. The fees and expenses below exclude one-time costs of the Reorganizations, which will be paid by Barings and MML Advisers. Additional information regarding the costs of each Reorganization is set forth under “Costs of the Reorganizations” above.
Shareholder Fees (fees paid directly from your investment)
Barings Global Emerging Markets Equity Fund (Current) (Selling Fund)	Class A	Class C	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	1.00%29	1.00%30	None	None
MassMutual Global Emerging Markets Equity Fund (Pro Forma) (Acquiring Fund)	Class L	Class C	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	1.00%31	1.00%32	None	None

29
Applies only to certain redemptions of shares bought with no initial sales charge. Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

30
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

31
Applies only to certain redemptions of shares bought with no initial sales charge. Class L Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% CDSC if the shares are tendered and accepted for repurchase within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

32
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

28

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Barings Global Emerging Markets Equity Fund (Current)	Class A	Class C	Class I	Class Y
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	7.91%	7.92%	2.06%	2.06%
Total Annual Fund Operating Expenses	9.06%	9.82%	2.96%	2.96%
Fee Waiver and/or Expense Reimbursement33	(7.91%)	(7.92%)	(2.06%)	(2.06%)
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	1.15%	1.90%	0.90%	0.90%
MassMutual Global Emerging Markets Equity Fund (Pro Forma)	Class L	Class C	Class I	Class Y
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses34	2.05%	2.03%	2.03%	2.06%
Total Annual Fund Operating Expenses	3.20%	3.93%	2.93%	2.96%
Fee Waiver and/or Expense Reimbursement35	(2.05%)	(2.03%)	(2.03%)	(2.06%)
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	1.15%	1.90%	0.90%	0.90%
Expense Examples:
The Examples are intended to help you compare the costs of investing in shares of the Selling Fund or the Acquiring Fund with the costs of investing in other mutual funds. The Examples assume that (i) you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be

33
Barings has contractually agreed to waive its management fee in excess of 0.75% of the Selling Fund’s average daily net assets. This agreement shall remain in effect at least until November 1, 2021, unless earlier modified or terminated by the Selling Fund’s Board of Trustees. Barings has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Selling Fund will not exceed 0.90% as a percentage of average daily net assets allocated to each such class. If the Selling Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Selling Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Selling Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement shall remain in effect at least until November 1, 2021, unless earlier modified or terminated by the Selling Fund’s Board of Trustees. Additional amounts may be voluntarily waived and/or reimbursed from time to time. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Selling Fund that previously received a waiver or reimbursement from Barings are less than the expense limit for such share class, the share class is required to repay Barings up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

34
Other Expenses are based on estimated amounts for the current fiscal year of the Acquiring Fund.

35
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.15%, 1.90%, 0.90% and 0.90% for Classes L, C, I and Y, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

29

Barings Global Emerging Markets Equity Fund (Current)
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$516	$2,369	$4,058	$7,659
CLASS C	$300	$2,267	$4,121	$7,960
CLASS I	$95	$747	$1,425	$3,235
CLASS Y	$95	$747	$1,425	$3,235
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$516	$2,369	$4,058	$7,659
CLASS C	$200	$2,267	$4,121	$7,960
CLASS I	$95	$747	$1,425	$3,235
CLASS Y	$95	$747	$1,425	$3,235
MassMutual Global Emerging Markets Equity Fund (Pro Forma)
CLASS	1 YEAR	3 YEARS
CLASS L	$513	$1,023
CLASS C	$293	$872
CLASS I	$92	$570
CLASS Y	$92	$574
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS
CLASS L	$513	$1,023
CLASS C	$193	$872
CLASS I	$92	$570
CLASS Y	$92	$574
Portfolio Turnover:
The Selling Fund pays, and the Acquiring Fund will pay, transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense Examples, affect each of the Funds’ performance. During the most recent fiscal year, the Selling Fund’s portfolio turnover rate was 18.80% of the average value of its portfolio. No portfolio turnover information is included here for the Acquiring Fund since the Acquiring Fund has not yet commenced investment operations.
Comparison of Principal Risks:
The principal risks associated with investments in the Acquiring Fund and the Selling Fund are similar because the Funds have the same investment objectives and principal investment strategies. Although a risk that is applicable to both Funds may be labelled and described differently by the Acquiring and Selling Funds, unless otherwise noted, those differences do not reflect a material difference between said risks. The following chart identifies the principal risks associated with each Fund. As shown in the chart, the Selling Fund is subject to all of the principal risks of the Acquiring Fund. The actual risks of investing in the Funds depend on the securities the Selling Fund holds, and assuming the completion of the Reorganization, the Acquiring Fund will hold, and on market conditions, both of which will change over time. Each of the principal risks of the Acquiring Fund appears in Appendix D.
30

Risk	MassMutual Global Emerging Markets Equity Fund	Barings Global Emerging Markets Equity Fund
Cash Position Risk	x	x
China Investment Risk	x	x
Credit Risk	x	x
Derivatives Risk	x	x
Equity Securities Risk	x	x
Fixed Income Securities Risk	x	x
Foreign Investment Risk; Emerging Markets; Currency Risk	x	x
Geographic Focus Risk	x	x
Growth Company Risk	x	x
Hedging Risk	x	x
Large Company Risk	x	x
Leveraging Risk	x	x
LIBOR Risk	x	x
Liquidity Risk	x	x
Management Risk	x	x
Market Risk	x	x
Middle East Risk	x	x
Non-Diversification Risk	x	x
Risk of Investment in Other Funds or Pools	x	x
Russian Securities Risk	x	x
Sector Risk	x	x
Small and Mid-Cap Company Risk	x	x
Valuation Risk	x	x
Performance:
No performance information is included here for the Acquiring Fund since the Acquiring Fund has not yet commenced investment operations. As the accounting successor to the Selling Fund, the Acquiring Fund will assume the performance history of the Selling Fund at the closing of the Reorganization. Performance information for the Selling Fund is presented below.
The Selling Fund commenced operations on September 18, 2018. The following bar chart and table provide some indication of the risks of investing in the Selling Fund. The bar chart shows changes in the Selling Fund’s performance from year to year for Class A shares. The table shows the Selling Fund’s average annual returns for 1 year and since inception for each class of the Selling Fund and how such returns compare with a broad measure of market performance. The table includes deduction of applicable sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Selling Fund will perform in the future.
More up-to-date performance information is available at www.barings.com/funds/mutual-funds (select fund and share class) or by calling 1-855-439-5459.
31

Barings Global Emerging Markets Equity Fund
Annual Total Returns
(for calendar years ended December 31) — Class A Shares
Before Taxes
Applicable sales charges are not reflected
The Selling Fund’s highest/lowest quarterly results during this time period were:
Highest 16.75% (4/1/20 to 6/30/20) Lowest (23.75)% (1/1/20 to 3/31/20)
The Selling Fund’s year-to-date total return as of March 31, 2021: 1.18%
Average Annual Total Returns
(for periods ended December 31, 2020)
Applicable sales charges are reflected
	1 YEAR	SINCE INCEPTION36
CLASS A
Return Before Taxes	15.01%	15.00%
Return After Taxes on Distributions	14.64%	14.29%
Return After Taxes on Distributions and Sale of Fund Shares	8.86%	11.32%
OTHER CLASSES (Return Before Taxes Only)
Class C	14.14%	14.14%
Class I	15.30%	15.29%
Class Y	15.30%	15.29%
Benchmark37	18.31%	13.56%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Selling Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary due to the classes having different sales charges and expenses.
Management:
Barings currently serves as the Selling Fund’s investment adviser and BIIL serves as the Selling Fund’s subadviser. Following the Reorganization, MML Advisers will serve as the Acquiring Fund’s investment adviser and Barings and BIIL will serve as the Fund’s subadviser and sub-subadviser, respectively. William Palmer, Michael Levy and Isabelle Irish currently serve as portfolio managers to the Selling Fund and will serve as portfolio managers to the Acquiring Fund following the Reorganization.
For more information on each of the service providers and portfolio managers noted above, please see Appendix F.

36
Since inception of September 18, 2018.

37
The Benchmark is the MSCI Emerging Markets Total Return Index including net dividends and is designed to measure the equity market performance of the emerging markets.

32

Proposal 5.   Reorganization of Barings U.S. High Yield Fund into MassMutual High Yield Fund
Comparison of Investment Objectives:
The investment objectives of Barings U.S. High Yield Fund (the “Selling Fund”) and MassMutual High Yield Fund (the “Acquiring Fund” and, together with the Selling Fund, the “Funds”) are the same. Each Fund’s investment objective is to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Each Fund’s investment objective is non-fundamental and may be changed by a vote of its Board, without shareholder approval. There can be no assurance that either Fund will be able to achieve its investment objective.
Comparison of Principal Investment Strategies:
The Funds have substantially similar principal investment strategies. Each Fund invests primarily in lower rated U.S. debt securities (also know as “junk” or “high yield” bonds), including securities in default. Each Fund normally invests at least 80% of its net assets in below investment grade fixed income securities. (The Selling Fund also has an investment policy requiring it to invest at least 80% of its net assets in securities of U.S. issuers; the Acquiring Fund is not subject to a similar restriction. Barings has advised the Acquiring Fund that this difference does not affect the way it manages the Funds.) Each Fund may also invest in convertible securities, preferred stocks, warrants, bank loans and other fixed income securities, including Rule 144A securities, of both U.S. and non-U.S. issuers, although neither Fund expects to invest more than 20% of its assets in bank loans. Each Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars.
Each Fund may, but is not obligated to, use a wide variety of exchange-traded and over-the-counter derivatives in pursuing its investment objective, including futures contracts, interest rate swaps, total return swaps and credit default swaps. The Selling Fund’s principal investment strategies state that the Fund may use derivatives that provide exposure to below investment grade fixed income securities or have economic characteristics similar to such investments to satisfy the Fund’s 80% policy.
Both Funds may enter into repurchase agreement transactions and reverse repurchase agreement transactions and may hold a portion of their assets in cash or cash equivalents. Both Funds expect to have a dollar-weighted average portfolio maturity ranging from 4 to 10 years.
Both Funds expect to engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Comparison of Fees and Expenses:
The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of each of the Funds. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and Examples below. The tables show fees and expenses that the Selling Fund incurred in its most recent fiscal year ended June 30, 2020, as well as pro forma fees and expenses that MML Advisers expects the Acquiring Fund would have incurred during the twelve months ended September 31, 2021, assuming consummation of the Reorganization as of September 30, 2020. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below. Shareholders of the Selling Fund will not pay any sales charges or redemption fees in connection with the Reorganization. The fees and expenses below exclude one-time costs of the Reorganizations, which will be paid by Barings and MML Advisers. Additional information regarding the costs of each Reorganization is set forth under “Costs of the Reorganizations” above.
33

Shareholder Fees (fees paid directly from your investment)
Barings U.S. High Yield Fund (Current) (Selling Fund)	Class C	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	1.00%38	None	None
MassMutual High Yield Fund (Current and Pro Forma) (Acquiring Fund)	Class C	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	1.00%39	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Barings U.S. High Yield Fund (Current)	Class C	Class I	Class Y
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	1.00%	None	None
Other Expenses	5.76%	0.56%	0.55%
Total Annual Fund Operating Expenses	7.31%	1.11%	1.10%
Fee Waiver and/or Expense Reimbursement40	(5.56)%	(0.36)%	(0.35)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	1.75%	0.75%	0.75%
MassMutual High Yield Fund (Current and Pro Forma)	Class C	Class I	Class Y
Management Fees	0.46%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	1.00%	None	None
Other Expenses41	0.07%	0.07%	0.12%
Total Annual Fund Operating Expenses	1.53%	0.53%	0.58%

38
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

39
The CDSC on Class C Shares is 1.00% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

40
Barings has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Selling Fund will not exceed 0.75% as a percentage of average daily net assets allocated to each such class. If the Selling Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Selling Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Selling Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement shall remain in effect at least until November 1, 2021, unless earlier modified or terminated by the Selling Fund’s Board of Trustees. Additional amounts may be voluntarily waived and/or reimbursed from time to time. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Selling Fund that previously received a waiver or reimbursement from Barings are less than the expense limit for such share class, the share class is required to repay the Barings up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

41
Other Expenses are based on estimated amounts for the current fiscal year of the Acquiring Fund.

34

Expense Examples:
The Examples are intended to help you compare the costs of investing in shares of the Selling Fund or the Acquiring Fund with the costs of investing in other mutual funds. The Examples assume that (i) you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Barings U.S. High Yield Fund (Current)
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS C	$284	$1,746	$3,226	$6,593
CLASS I	$79	$326	$593	$1,355
CLASS Y	$79	$324	$589	$1,344
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS C	$184	$1,746	$3,226	$6,593
CLASS I	$79	$326	$593	$1,355
CLASS Y	$79	$324	$589	$1,344
MassMutual High Yield Fund (Current and Pro Forma)
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS C	$256	$483	$834	$1,824
CLASS I	$54	$170	$296	$665
CLASS Y	$59	$186	$324	$726
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS C	$156	$483	$834	$1,824
CLASS I	$54	$170	$296	$665
CLASS Y	$59	$186	$324	$726
Portfolio Turnover:
The Selling Fund and the Acquiring Fund pay transaction costs, such as commissions, when each buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense Examples, affect each of the Funds’ performance. During their most recent fiscal year, the portfolio turnover rates of the Selling Fund and the Acquiring Fund were 80.66% and 79%, respectively, of the average value of the relevant Fund’s portfolio.
Comparison of Principal Risks:
The principal risks associated with investments in the Acquiring Fund and the Selling Fund are similar because the Funds have identical investment objectives and similar principal investment strategies. The following chart identifies the principal risks associated with each Fund. As indicated, the Acquiring Fund is subject to all of the principal risks of the Selling Fund, and is also subject to Hedging Risk. Although a risk that is applicable to both Funds may be labelled and described differently by the Acquiring and Selling Funds, unless otherwise noted, those differences do not reflect a material difference between said risks. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Each of the principal risks of the Acquiring Fund appears in Appendix D.
35

Risk	MassMutual High Yield Fund	Barings U.S. High Yield Fund
Bank Loans Risk	x	x
Below Investment Grade Debt Securities Risk	x	x
Cash Position Risk	x	x
Convertible Securities Risk	x	x
Credit Risk	x	x
Defaulted and Distressed Securities Risk	x	x
Derivatives Risk	x	x
Fixed Income Securities Risk	x	x
Foreign Investment Risk; Emerging Markets Risk; Currency Risk	x	x
Frequent Trading/Portfolio Turnover Risk	x	x
Hedging Risk	x
Inflation Risk	x	x
Leveraging Risk	x	x
LIBOR Risk	x	x
Liquidity Risk	x	x
Management Risk	x	x
Market Risk	x	x
Mortgage- and Asset-Backed Securities Risk	x	x
Preferred Stock Risk	x	x
Repurchase Agreement Risk	x	x
Reverse Repurchase Agreement Transaction Risk	x	x
Sector Risk	x	x
U.S. Government Securities Risk	x	x
Valuation Risk	x	x
Performance:
The following bar charts and tables below provide some indication of the risks of investing in the Funds by showing changes in each Fund’s annual total returns from year to year for the periods indicated and by comparing each Fund’s average annual total returns for different calendar periods with those of a broad-based index.
 Barings U.S. High Yield Fund
The Selling Fund commenced operations on October 30, 2015. The bar chart shows changes in the Selling Fund’s performance from year to year for Class I shares. The table shows the Selling Fund’s average annual returns for 1 year, 5 years and since inception for each class of the Selling Fund and how such returns compare with a broad measure of market performance. The table includes deduction of applicable sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Selling Fund will perform in the future.
More up-to-date performance information is available at www.barings.com/funds/mutual-funds (select fund and share class) or by calling 1-855-439-5459.
36

Annual Total Returns
(for calendar years ended December 31) — Class I Shares42
Before Taxes

The Selling Fund’s highest/lowest quarterly results during this time period were:
Highest 7.51% (10/1/20 to 12/31/20)
Lowest (13.67)% (1/1/20 to 3/31/20)
The Selling Fund’s year-to-date total return as of March 31, 2021 1.70%

Average Annual Total Returns
(for periods ended December 31, 2020)
Applicable sales charges are reflected
	1 YEAR	5 YEARS	SINCE INCEPTION43
CLASS I
Return Before Taxes	4.27%	7.53%	6.68%
Return After Taxes on Distributions	13.06%	3.81%	8.05%
Return After Taxes on Distributions and Sale of Fund Shares	9.59%	3.78%	7.20%
OTHER CLASS (Return Before Taxes Only)
Class C	2.25%	6.47%	5.63%
Class Y	4.27%	7.53%	6.68%
Benchmark44 (reflects no deduction for fees, expenses, or taxes)	7.11%	8.59%	7.26%

42
This Proxy Statement/Prospectus does not present return information for Class A of the Selling Fund, as was presented in the most recent Prospectus Selling Fund dated November 1, 2020, as Class A was closed on or about June 8, 2021.

43
Since inception of October 30, 2015.

44
The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt focusing on corporate U.S. dollar-denominated and non-convertible debt. Indices are unmanaged. It is not possible to invest directly in an index.

37

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary due to the classes having different sales charges and expenses.
MassMutual High Yield Fund
The Acquiring Fund commenced investment operations on September 5, 2000. The bar chart shows changes in the Acquiring Fund’s performance from year to year for Class I Class shares. The table shows how the Acquiring Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Acquiring Fund for periods prior to this class’s inception date (03/01/11) is based on the performance of Class R5 shares of the Acquiring Fund, which are not offered through this prospectus. Similarly, as there are no Class C or Class Y shares of the Acquiring Fund outstanding as of the date of this Proxy Statement/Prospectus, performance for this class is based on the performance of Class I shares, adjusted for Class C and Class Y expenses. Returns of Class C and Class Y shares would have been similar to the returns shown for Class I shares because both classes of shares are invested in the same portfolio of securities. Returns would differ only to the extent that Class C and Class Y shares do not have the same expenses as Class I shares. The actual returns of Class C and Class Y shares would have been lower than those of the Class I shares because Class C and Class Y shares have higher expenses than Class I. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
More up-to-date performance information is available at https://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Total Returns
(for calendar years ended December 31) — Class I Shares45
Before Taxes

The Acquiring Fund’s highest/lowest quarterly results during this time period were:
Highest 7.27% (4/1/20 to 6/30/20)
Lowest (12.70)% (1/1/20 to 3/31/20)
The Acquiring Fund’s year-to-date total return as of 3/31/21: 1.82%

45
This Proxy Statement/Prospectus presents does not present return information for Class A of the Selling Fund, as was presented in the most recent Prospectus of the Selling Fund dated 11/01/20, as Class A was closed on or about June 8, 2021.

38

Average Annual Total Returns
(for periods ended December 31, 2020)
	1 YEAR	5 YEARS	10 YEARS
Class I
Return Before Taxes	4.92%	7.51%	7.27%
Return After Taxes on Distributions	2.68%	4.87%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares	2.90%	4.62%	4.37%
OTHER CLASS (Return Before Taxes Only)
Class C46	4.87%	7.46%	7.21%
Class Y47	3.88%	6.45%	6.21%
Benchmark48 (reflects no deduction for fees, expenses, or taxes)	7.11%	8.59%	6.80%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.
Management:
Barings currently serves as the Selling Fund’s investment adviser. MML Advisers serves as the Acquiring Fund’s investment adviser and Barings serves as the Acquiring Fund’s subadviser. Sean Feeley and Scott Roth serve as portfolio managers to both the Selling Fund and the Acquiring Fund.
For more information on each of the service providers and portfolio managers noted above, please see Appendix F.

46
Because Class C of the Acquiring Fund has yet to commence investment operations, the Average Annual Total Returns for this Class consists of the performance of Class I shares, adjusted for Class C shares’ expenses.

47
Because Class Y of the Acquiring Fund has yet to commence investment operations, the Average Annual Total Returns for this Class consists of the performance of Class I shares, adjusted for Class Y shares’ expenses.

48
The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt focusing on corporate U.S. dollar-denominated and non-convertible debt. Indices are unmanaged. It is not possible to invest directly in an index.

39

Proposal 6.   Reorganization of Barings Active Short Duration Bond Fund into MassMutual Short-Duration Bond Fund
Comparison of Investment Objectives:
The investment objectives of Barings Active Short Duration Bond Fund (the “Selling Fund”) and MassMutual Short-Duration Bond Fund (the “Acquiring Fund” and, together with the Selling Fund, the “Funds”) are the same. Each Fund’s investment objective is to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Each Fund’s investment objective is non-fundamental and may be changed by a vote of its Board, without shareholder approval. There can be no assurance that either Fund will be able to achieve its investment objective.
Comparison of Principal Investment Strategies:
The Funds have substantially similar principal investment strategies. Each Fund normally invests at least 80% of its net assets in investment grade fixed income securities and may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars. Each Fund may also invest in below investment grade debt securities (also known as “high yield” or “junk” bonds), including securities in default and bank loans. Normally, 10% or less of each Fund’s total assets will be invested in below investment grade securities.
Each Fund may, but is not required to, use a wide variety of exchange-traded and over-the-counter derivatives in pursuing its investment objective, including futures contracts, foreign currency forward contracts, interest rate swaps, total return swaps, and credit default swaps. The Acquiring Fund may also invest in common stocks, exchange-traded funds, or other equity securities and derivatives thereof as a part of its principal investment strategies, while the Selling Fund may invest in such securities and derivatives, but does not do so as a principal investment strategy. Both Funds may use derivatives that provide exposure to investment grade fixed income securities or have economic characteristics similar to such investments to satisfy the Fund’s 80% policy.
Both Funds may invest in money market securities, enter into repurchase agreement, reverse repurchase agreement, and dollar roll transactions, and hold a portion of their assets in cash or cash equivalents. The Acquiring Fund may also purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis.
Both Funds may invest in securities denominated in currencies of emerging market countries, fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Both Funds may also invest in other investment companies, including affiliated investment companies.
Both Funds seek to maintain a dollar-weighted average duration of less than three years. Both Funds expect to engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Comparison of Fees and Expenses:
The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of each of the Funds. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and Examples below. The tables show fees and expenses that the Selling Fund incurred in its most recent fiscal year ended June 30, 2020, as well as pro forma fees and expenses that MML Advisers expects the Acquiring Fund would have incurred during the twelve months ended September 30, 2021, assuming consummation of the Reorganization as of September 30, 2020, along with the fees and expenses that MML Advisers expects the Acquiring Fund would have incurred during this same period, without taking in to account the effects of the Reorganization. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables
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below. The commitment by MML Advisers to waive fees and/or to reimburse expenses for an Acquiring Fund, if applicable and as noted below, may limit the effect that any decrease in the applicable Acquiring Fund’s net assets will have on its annual net operating expense ratios in the current fiscal year. Shareholders of the Selling Fund will not pay any sales charges or redemption fees in connection with the Reorganization. The fees and expenses below exclude one-time costs of the Reorganizations, which will be paid by Barings and MML Advisers. Additional information regarding the costs of each Reorganization is set forth under “Costs of the Reorganizations” above.
Shareholder Fees (fees paid directly from your investment)
Barings Active Short Duration Bond Fund (Current) (Selling Fund)	Class A	Class L	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	2.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	None	0.50%49	0.50%50	None
MassMutual Short-Duration Bond Fund (Current and Pro Forma) (Acquiring Fund)	Class L	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.00%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of the lower of the original offering price or redemption proceeds)	0.50%51	0.50%52	None

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For purchases of Class L Shares of $250,000 or more, the CDSC is 0.50% for shares tendered and accepted for repurchase within the first 18 months of purchase. There is no CDSC on Class L Shares thereafter.

50
The CDSC on Class C Shares is 0.50% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

51
For purchases of Class L Shares of $250,000 or more, the CDSC is 0.50% for shares tendered and accepted for repurchase within the first 18 months of purchase. There is no CDSC on Class L Shares thereafter.

52
The CDSC on Class C Shares is 0.50% for shares tendered and accepted for repurchase within the first 12 months of purchase. There is no CDSC on Class C Shares thereafter.

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Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Barings Active Short Duration Bond Fund (Current)	Class A	Class L	Class C	Class Y
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.50%	None
Other Expenses	0.25%	0.32%	0.56%	0.28%
Total Annual Fund Operating Expenses	0.85%	0.92%	1.41%	0.63%
Fee Waiver and/or Expense Reimbursement53	(0.20)%	(0.27)%	(0.51)%	(0.23)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	0.65%	0.65%	0.90%	0.40%
MassMutual Short-Duration Bond Fund (Pro Forma)	Class L54	Class C	Class Y
Management Fees	0.32%	0.32%	0.32%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	None
Other Expenses55	0.13%	0.13%	0.18%
Total Annual Fund Operating Expenses	0.70%	0.95%	0.50%
Fee Waiver and/or Expense Reimbursement56	(0.05)%	(0.05)%	(0.10)%
Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements	0.65%	0.90%	0.40%

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Barings has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) so that, on an annualized basis, such expenses incurred by each class of shares of the Selling Fund will not exceed 0.40% as a percentage of average daily net assets allocated to each such class. If the Selling Fund incurs fees and/or expenses excluded from waiver and/or reimbursement, or if the Selling Fund’s Board of Trustees specifically approves the exclusion of another expense from the fee reimbursement agreement, the Selling Fund’s expenses may be higher than the fees and/or expenses shown in the table (which reflect the waiver and/or reimbursement). This agreement shall remain in effect at least until November 1, 2021, unless earlier modified or terminated by the Selling Fund’s Board of Trustees. Additional amounts may be voluntarily waived and/or reimbursed from time to time. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Selling Fund that previously received a waiver or reimbursement from Barings are less than the expense limit for such share class, the share class is required to repay the Barings up to the amount of fees waived or expenses reimbursed for that share class under the agreement.

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Holders of Class A shares of the Selling Fund will not be subject to the CDSC of Class L of the Acquiring Fund. Purchases of Class L shares of the Acquiring Fund made through a financial intermediary that had an agreement in place to sell Class A shares of the Selling Fund before the Reorganizations will not be subject to any initial sales charge or CDSC.

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Other Expenses are based on estimated amounts for the current fiscal year of the Acquiring Fund.

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The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.65%, 0.90% and 0.40% for Classes L, C and Y, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

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Expense Examples:
The Examples are intended to help you compare the costs of investing in shares of the Selling Fund or the Acquiring Fund with the costs of investing in other mutual funds. The Examples assume that (i) you invest $10,000 in the relevant Fund for the time periods indicated and then redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses are the lesser of total annual fund operating expenses or the applicable expense limitation. The Examples incorporate the sales charges and redemption fees applicable to the share class presented, but shareholders of a Selling Fund will not pay any sales charges or redemption fees in connection with the Reorganization. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Barings Active Short Duration Bond Fund (Current)
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$68	$258	$464	$1,058
CLASS C	$145	$408	$744	$1,693
CLASS L	$317	$468	$686	$1,313
CLASS Y	$42	$183	$337	$784
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$68	$258	$464	$1,058
CLASS C	$95	$408	$744	$1,693
CLASS L	$267	$468	$686	$1,313
CLASS Y	$42	$183	$337	$784
MassMutual Short-Duration Bond Fund (Pro Forma)
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS C	$142	$294	$517	$1,158
CLASS L	$265	$411	$573	$1,045
CLASS Y	$41	$143	$262	$611
You would pay the following expenses if you did not redeem your shares:
CLASS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS C	$92	$294	$517	$1,158
CLASS L	$265	$411	$573	$1,045
CLASS Y	$41	$143	$262	$611
Portfolio Turnover:
The Selling Fund and the Acquiring Fund pay transaction costs, such as commissions, when each buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense Examples, affect each of the Funds’ performance. During their most recent fiscal years, the portfolio turnover rates of the Selling Fund and the Acquiring Fund were 58.11% and 37%, respectively, of the average value of the relevant Fund’s portfolio.
Comparison of Principal Risks:
The principal risks associated with investments in the Acquiring Fund and the Selling Fund are similar because the Funds have identical investment objectives and similar principal investment strategies. The following chart identifies the principal risks associated with each Fund. Although a risk that is applicable to
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both Funds may be labelled and described differently by the Acquiring and Selling Funds, unless otherwise noted, those differences do not reflect a material difference between said risks. As shown in the chart, the Selling Fund is subject to most of the principal risks of the Acquiring Fund and, in addition, is subject to (i) convertible securities risk — the risk of a fund’s performance being affected by its holding of convertible securities, which are impacted by interest rates and fluctuations in the market of the underlying common or preferred stock and (ii) structured products risk — the risk of a fund’s performance being affected by its holding of structured products that bear the risks, among others, of the underlying investments, index or reference obligation — as principal risks. The Acquiring Fund may be subject to those risks to some extent, but does not consider them to be principal risks. As is also shown in the chart, the Acquiring Fund is subject to the following principal risks that the Selling Fund is not: (i) hedging risk — the risk that a short position intended to minimize the risk of loss on another position limits any potential gain on the latter position, as well as the risk that increases in value of a shorted security, currency or bond market poses to the Acquiring Fund; and (ii) restricted securities risk — the risk of depressed prices due to illiquidity and potential registration expenses of securities whose resale is restricted by U.S. federal securities laws, as well as the difficulty in valuing these securities. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Each of the principal risks of the Acquiring Fund appears in Appendix D.
Risk	MassMutual Short-Duration Bond Fund	Barings Active Short Duration Bond Fund
Bank Loans Risk	x	x
Below Investment Grade Debt Securities Risk	x	x
Cash Position Risk	x	x
Convertible Securities Risk		x
Credit Risk	x	x
Defaulted and Distressed Securities Risk	x	x
Derivatives Risk	x	x
Dollar Roll and Reverse Repurchase Agreement Transaction Risk	x	x
Fixed Income Securities Risk	x	x
Foreign Investment Risk; Emerging Markets Risk; Currency Risk	x	x
Frequent Trading/Portfolio Turnover Risk	x	x
Hedging Risk	x
Inflation Risk	x	x
Leveraging Risk	x	x
LIBOR Risk	x	x
Liquidity Risk	x	x
Management Risk	x	x
Market Risk	x	x
Mortgage- and Asset-Backed Securities Risk	x	x
Repurchase Agreement Risk	x	x
Restricted Securities Risk	x
Risk of Investment in other Funds or Pools	x	x
Sector Risk	x	x
Sovereign Debt Obligations Risk	x	x
Structured Products Risk		x
U.S. Government Securities Risk	x	x
Valuation Risk	x	x
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Risk	MassMutual Short-Duration Bond Fund	Barings Active Short Duration Bond Fund
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk	x	x
Performance
The following bar charts and tables below provide some indication of the risks of investing in the Funds by showing changes in each Fund’s annual total returns from year to year for the periods indicated and by comparing each Fund’s average annual total returns for different calendar periods with those of a broad-based index.
Barings Active Short Duration Bond Fund
The Selling Fund commenced operations on July 8, 2015. The bar chart shows changes in the Selling Fund’s performance from year to year for Class A shares. The table shows the Selling Fund’s average annual returns for 1 year and since inception for each class of the Selling Fund and how such returns compare with a broad measure of market performance. The table includes deduction of applicable sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Selling Fund will perform in the future.
More up-to-date performance information is available at www.barings.com/funds/mutual-funds (select fund and share class) or by calling 1-855-439-5459.
Annual Total Returns
(for calendar years ended December 31) — Class A Shares
Before Taxes
Applicable sales charges are not reflected

The Selling Fund’s highest/lowest quarterly results during this time period were:
Highest 4.84% (4/1/20 to 6/30/20)
Lowest (7.61)% (1/1/20 to 3/31/20)
The Selling Fund’s year-to-date total return
as of March 31, 2021: 1.12%

Average Annual Total Returns
(for periods ended December 31, 2020)
Applicable sales charges are reflected
	1 YEAR	5 YEARS	SINCE INCEPTION57
CLASS A
Return Before Taxes	1.63%	2.42%	2.01%
Return After Taxes on Distributions	0.56%	1.43%	1.07%
Return After Taxes on Distributions and Sale of Fund Shares	0.94%	1.42%	1.13%
OTHER CLASS (Return Before Taxes Only)
Class C	0.86%	2.20%	1.74%

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Since inception of July 8, 2015.

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	1 YEAR	5 YEARS	SINCE INCEPTION57
Class Y	1.86%	2.67%	2.26%
Benchmark58 (reflects no deduction for fees, expenses, or taxes)	3.14%	1.92%	1.70%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary due to the classes having different sales charges and expenses.
MassMutual Short-Duration Bond Fund
The Acquiring Fund commenced investment operations on September 30, 1994. The bar chart shows changes in the Acquiring Fund’s performance from year to year for Class R5 shares. The table shows how the Acquiring Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. As there are no Class C, Class L or Class Y shares of the Acquiring Fund outstanding as of the date of this Proxy Statement/Prospectus, performance for these classes is based on the performance of Class R5 shares, which are not offered through this prospectus, with the performance of Class C and Class L adjusted for Class C and Class L expenses, respectively. Returns of Class C, Class L and Class Y shares would have been similar to the returns shown for Class R5 shares because all three classes of shares will be invested in the same portfolio of securities. Returns would differ only to the extent that Class C, Class L or Class Y shares do not have the same expenses as Class R5 shares. The actual returns of Class C and Class L Shares would have been lower than those of the Class R5 shares because Class C and Class L shares have higher expenses than R5 Class, while the actual returns of Class Y shares would have been higher than those of Class R5 shares because Class Y shares have lower expenses than Class R5 shares. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
More up-to-date performance information is available at https://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Total Returns
(for calendar years ended December 31) — Class R5 Shares
Before Taxes

The Acquiring Fund’s highest/lowest quarterly results during this time period were:
Highest 4.36% (4/1/20 to 6/30/20)
Lowest (6.84)% (1/1/20 to 3/31/20)
The Acquiring Fund’s year-to-date total return
as of 3/31/21: 1.42%

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The Bloomberg Barclays U.S. 1-3 Year Government Bond Index includes securities in the U.S. Government Bond Index that have between one and three years until maturity. Indices are unmanaged. It is not possible to invest directly in an index.

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Average Annual Total Returns
(for periods ended December 31, 2020)
	1 YEAR	5 YEARS	10 YEARS
Class R5
Return Before Taxes	2.28%	2.78%	2.36%
Return After Taxes on Distributions	0.50%	1.42%	1.17%
Return After Taxes on Distributions and Sale of Fund Shares	1.35%	1.54%	1.32%
OTHER CLASSES (Return Before Taxes Only)
Class C59	1.89%	2.39%	1.97%
Class L60	2.15%	2.65%	2.23%
Class Y61	2.28%	2.78%	2.36%
Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index62 (reflects no deduction for fees, expenses, or taxes)	3.08%	2.17%	1.60%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index63 (reflects no deduction for fees, expenses, or taxes)	3.14%	1.92%	1.32%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Management:
Barings currently serves as the Selling Fund’s investment adviser. MML Advisers serves as the Acquiring Fund’s investment adviser and Barings and BIIL serve as the Acquiring Fund’s subadviser and sub-subadviser, respectively. Doug Trevallion, Stephen Ehrenberg, Yulia Alekseeva, Charles Sanford, Natalia Krol and Omotunde Lawal currently serve as portfolio managers to both the Selling Fund and the Acquiring Fund.
For more information on each of the service providers and portfolio managers noted above, please see Appendix F.

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Because Class C of the Acquiring Fund has yet to commence investment operations, the Average Annual Total Returns for this Class consists of the performance of Class R5 shares, adjusted for Class C shares’ expenses.

60
Because Class L of the Acquiring Fund has yet to commence investment operations, the Average Annual Total Returns for this Class consists of the performance of Class R5 shares, adjusted for Class L shares’ expenses.

61
Because Class Y of the Acquiring Fund has yet to commence investment operations, the Average Annual Total Returns for this Class consists of the performance of Class R5 shares.

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Going forward, the Acquiring Fund’s performance benchmark index will be the Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index rather than the Bloomberg Barclays U.S. 1-3 Year Government Bond Index because the Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index more closely represents the Acquiring Fund’s investment strategy. The Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities with maturities of 1-3 years, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg Barclays flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. It is not possible to invest directly in an index.

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The Bloomberg Barclays U.S. 1-3 Year Government Bond Index measures the performance of the U.S. Treasury and U.S. Agency Indexes with maturities of 1-3 years, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

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ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION
Terms of Each Reorganization
As stated above, the Agreement, which provides for the Reorganization of each Selling Fund into the corresponding Acquiring Fund, was previously considered and approved by the Acquiring Trust’s Board of Trustees and by the Selling Trust’s Board of Trustees. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as Appendix A to this proxy statement/prospectus, the following is a summary of certain terms of the Agreement, and is qualified in its entirety by the full text of the Agreement.
•
Each Reorganization is expected to occur in December 2021, subject to approval by shareholders of the applicable Selling Fund, receipt of any necessary third-party consents and regulatory approvals, and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the corresponding Acquiring Fund.

•
Each Selling Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the corresponding Acquiring Fund will assume all of the Selling Fund’s liabilities and will issue Merger Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Merger Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Merger Shares will have a net asset value per share computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the closing date, using the valuation procedures of the Acquiring Fund in a manner consistent with the Acquiring Fund’s then-current prospectus and statement of additional information. On or soon after the closing date of the applicable Reorganization, each Selling Fund will liquidate, and shareholders of each class of each Selling Fund will receive a proportional distribution of Merger Shares of a corresponding class of the corresponding Acquiring Fund. As a result, shareholders of the Selling Fund will become shareholders of the Acquiring Fund. No shareholders of any Selling Fund will pay any sales charges, commissions, or transaction fees in connection with its Reorganization.

•
The net asset value of each Selling Fund and the corresponding Acquiring Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization
The completion of each Reorganization is subject to certain conditions described in the Agreement, including:
•
The Selling Fund in each Premier Reorganization will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (a) (i) all of the excess of (x) the Selling Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the Selling Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund’s investment company taxable income as defined in Section 852 of the Code (computed without regard to any deduction for dividends paid), and (iii) all of the Selling Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for both the current year (which will end on the closing date) and, if still timely under Section 855 of the Code, the immediately preceding taxable year; and (b) such additional amount, if any, as is necessary to eliminate any liability of the Selling Fund for excise tax under Section 4982 of the Code.

•
The Selling Fund and the corresponding Acquiring Fund will have received all required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities to permit consummation of the Reorganization, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund.

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•
A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•
The shareholders of the Selling Fund will have approved the Agreement by the requisite vote.

•
The Selling Fund and the corresponding Acquiring Fund will have received an opinion of counsel to the effect that the Merger Shares are duly authorized and upon transfer and delivery to the Selling Fund’s shareholders will be validly issued and, assuming receipt by the Acquiring Fund of all of the assets of the Selling Fund, fully paid and nonassessable shares in the Acquiring Fund.

•
The Selling Fund and the corresponding Acquiring Fund will have received an opinion of tax counsel substantially to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Merger Shares of the corresponding Acquiring Fund in connection with the Reorganization and the Selling Fund generally will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement
The Agreement may be terminated with respect to any Reorganization by any party thereto by providing notice to the other parties. In the event of termination of the Agreement, that Reorganization will not proceed and, in the absence of willful default, there shall be no liability for damages on the part of any of the applicable Selling Fund, the applicable Acquiring Fund, the Selling Trust, the Acquiring Trusts or their respective trustees, directors, officers and affiliates, except that Barings and MML Advisers will bear all expenses incurred by the Funds in connection with or arising out of the Agreement (other than any brokerage or other costs relating to transactions in portfolio securities of the funds, which are expected to be immaterial). The termination of the Agreement with respect to one Reorganization will not impact the continuation and enforceability of the Agreement as it applies to each other Reorganization (and applicable Selling Funds and Acquiring Funds).
Tax Status of the Reorganizations
Tax Status of the Advantage Reorganizations
Each Advantage Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of each Advantage Reorganization, the Selling Fund and the Acquiring Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, for U.S. federal income tax purposes:
•
The transfer of all of the assets of the Selling Fund (the “acquired assets”) in exchange for Merger Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund (the “assumed liabilities”) followed by the distribution of the Merger Shares pro rata to the Selling Fund shareholders will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•
Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Merger Shares and the assumption by the Acquiring Fund of the assumed liabilities.

•
Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Selling Fund with respect to the acquired assets in connection with the transfer of the acquired assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the assumed liabilities, or with respect to the distribution of the Merger Shares to Selling Fund shareholders as consideration for their shares of the Selling Fund.

•
Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund shareholders upon their receipt of the Merger Shares solely in exchange for Selling Fund shares.

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•
Under Section 358 of the Code, the aggregate tax basis for the Merger Shares received by each Selling Fund shareholder will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the exchange, and under Section 1223(1) of the Code the holding period of the Merger Shares received by each Selling Fund shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets).

•
Under Section 362(b) of the Code, the tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and under Section 1223(2) of the Code the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

•
The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury Regulations thereunder.

Each opinion will be based on assumptions and representations made by the officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. Each opinion will note and distinguish certain published precedent. It is possible that the IRS or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.
Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between its tax basis in its Selling Fund shares and the fair market value of the Merger Shares it received. Shareholders of a Selling Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.
Tax Status of the Premier Reorganizations
Each Premier Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of each Premier Reorganization, the Selling Fund and the Acquiring Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, for U.S. federal income tax purposes:
•
The transfer of all of the assets of the Selling Fund (the “acquired assets”) in exchange for Merger Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund (the “assumed liabilities”) followed by the distribution of the Merger Shares pro rata to the Selling Fund shareholders will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•
Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Merger Shares and the assumption by the Acquiring Fund of the assumed liabilities.

•
Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Selling Fund with respect to the acquired assets in connection with the transfer of the acquired assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the assumed liabilities, or with respect to the distribution of the Merger Shares to Selling Fund shareholders as consideration for their shares of the Selling Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing, if any, of the tax year of the Selling Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

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•
Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund shareholders upon their receipt of the Merger Shares solely in exchange for Selling Fund shares.

•
Under Section 358 of the Code, the aggregate tax basis for the Merger Shares received by each Selling Fund shareholder will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the exchange, and under Section 1223(1) of the Code the holding period of the Merger Shares received by each Selling Fund shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets).

•
Under Section 362(b) of the Code, the tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described above, and under Section 1223(2) of the Code the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, will include the period during which those assets were held by the Selling Fund.

•
The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury Regulations thereunder.

Each opinion will be based on assumptions and representations made by the officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. Each opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.
Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss for U.S. federal income tax purposes equal to the difference between its tax basis in its Selling Fund shares and the fair market value of the Merger Shares it received. Shareholders of a Selling Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.
Prior to the closing of each Premier Reorganization, the Selling Fund will declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders (a) (i) all of the excess of (x) the Selling Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the Selling Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund’s investment company taxable income as defined in Section 852 of the Code (computed without regard to any deduction for dividends paid), and (iii) all of the Selling Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for both the current year (which will end on the closing date) and, if still timely under Section 855 of the Code, the immediately preceding taxable year, and (b) such additional amount, if any, as is necessary to eliminate any liability of the Selling Fund for excise tax under Section 4982 of the Code. These distributions will be taxable to shareholders that hold their shares in a taxable account, and such distributions by the Selling Fund will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization.
In the case of the Premier Reorganizations, the ability of the Acquiring Fund following its combination with the Selling Fund (the “Combined Fund”) to carry forward capital losses and to use them to offset future gains may be limited as a result of its Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Selling Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Acquiring Fund for the taxable year of the Reorganization that is
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equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.
In addition, the Combined Fund will have tax attributes that generally reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Selling Fund will in each case receive a proportionate share of any unrealized gains in the Acquiring Fund’s assets, as well as any taxable income or gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Combined Fund. As a result, shareholders of the Selling Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition realized losses of the Selling Fund remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the Combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Selling Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. Further, any pre-acquisition unrealized losses of the Selling Fund at the time of the Reorganization are not expected to be available to offset capital gains realized by the Combined Fund after the Reorganization.
The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following the Reorganization, and consequently the extent to which the Combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.
The following table provides a brief summary of certain tax attributes of the Premier Reorganization Funds as of March 31, 2021. As noted above, the tax effect of a Reorganization depends on each Fund’s relative tax situation at the time of the Reorganization, which situation will be different than the tax situation on March 31, 2021 and cannot be calculated precisely prior to the Reorganization. Portfolio turnover in a Fund, market fluctuations, redemption activity, the nonoccurrence of one or more other Reorganizations into the same Acquiring Fund, or changes in the tax laws could cause the actual tax effects of the Reorganization to differ substantially from those described herein.
Proposal		Capital loss carryforwards (as of 3/31/21)	Capital loss carryforwards as % of net assets (as of 3/31/21)	Net unrealized gains (losses) (as of 3/31/21)	Net unrealized gains (losses) as % of net assets (as of 3/31/21)
Proposal 5. Reorganization of Barings U.S. High Yield Fund into MassMutual High Yield Fund	Selling Fund	$(2,944,852)	(5.58)%	$1,394,475	2.64%
	Acquiring Fund	$(39,631,674)	(6.79)%	$16,234,651	2.78%
Proposal 6. Reorganization of Barings Active Short Duration Bond Fund into MassMutual Short-Duration Bond Fund	Selling Fund	$(22,801,299)	(2.37)%	$13,738,939	1.43%
	Acquiring Fund	$(27,922,104)	(7.05)%	$3,275,001	0.83%
Comparison of Shareholder Rights
Each Selling Fund is a series of the Selling Trust, and each Acquiring Fund is a series of MassMutual Premier Funds or MassMutual Advantage Funds (together, the “Acquiring Trusts”). Each Trust is an open-end management investment company organized as a Massachusetts business trust under the laws of
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Massachusetts by an Agreement and Declaration of Trust (each, a “Declaration”). Each Trust is governed by its Declaration and its Bylaws, and its business and affairs are managed under the supervision of its Board. Each Trust is subject to the federal securities laws, including the 1940 Act, and the rules and regulations promulgated by the SEC thereunder.
The following is a comparison of certain important provisions of the Declarations and Bylaws of the Trusts, but is not a complete description thereof. Following the Reorganizations, each Selling Fund shareholder will become a shareholder of the corresponding Acquiring Fund and will have the rights set forth in the applicable Acquiring Trust’s Declaration and Bylaws. A copy of each Trust’s Declaration is on file with the Secretary of the Commonwealth of Massachusetts.
Shares.   The Selling Trust has the right to involuntarily redeem a shareholder’s shares at any time for any reason the Trustees deem appropriate, subject to applicable law. Each Acquiring Trust has a similar right to involuntarily redeem a shareholder’s shares, but the right is limited to circumstances in which a shareholder owns shares that have an aggregate net asset value lower than a minimum amount set by the Trustees or a shareholder owns shares equal to or in excess of a percentage, determined by the Trustees, of the total outstanding shares of any series, class or the Trust as a whole. In the latter circumstance, each Acquiring Trust’s right to involuntarily redeem shares is limited to the amount of shares necessary to bring the shareholder’s ownership below the set percentage.
Quorum.   For the Selling Trust, the quorum requirement is the presence in person or by proxy of the holders of thirty percent of the outstanding shares of the relevant series for a shareholder meeting. For the Acquiring Trusts, a quorum for the transaction of business at a shareholder meeting will exist if shareholders of ten percent of the outstanding shares of the relevant series are present at the meeting in person or by proxy, unless a larger quorum is required by law.
Right to Vote.   The Selling Trust’s Declaration provides that any Trustee may be removed by a vote of two-thirds of all outstanding shares of the Trust, but only at a meeting called by the Trustees for that purpose. The Acquiring Trusts’ Declarations do not provide a similar right of shareholders to remove Trustees. In the case of each Trust, for matters on which shareholders do not have a right to vote under the applicable Declaration, the Trustees may nonetheless determine to submit the matter to shareholders for approval.
Amendment of Governing Instruments.   Generally, the Trustees of each Trust have the right to amend, from time to time, the Declaration and Bylaws. Shareholders of the Selling Trust have the right to vote on any amendment to the Declaration that (1) would affect their voting rights; (2) the Trustees determine to submit to a shareholder vote; or (3) is required by applicable law to be submitted to a shareholder vote. Any such amendment requires the vote of a majority of the Selling Trust’s outstanding shares or, in the case of an amendment affecting only the rights of one or more series or classes of the Selling Trust but not the Selling Trust as a whole, the vote of a majority of the affected series’ or classes’ outstanding shares. For each Acquiring Trust, shareholders have the right to vote on any amendment to the Declaration as determined by the Trustees in their sole discretion or as required by applicable law. If the Trustees of an Acquiring Trust determine to submit an amendment to the Declaration to a shareholder vote, the required vote is a majority of the shares voted, assuming a quorum is present.
Mergers and Reorganizations.   The Declaration of each Trust provides that any merger, consolidation or other reorganization of a series or the Trust only requires the approval of the Trustees and not shareholders unless required by applicable law.
Liquidation.   Each Trust’s Declaration provides that the Trustees may terminate the Trust, a series or a class by the Trustees without shareholder approval. However, the Trustees of each Trust may, in their discretion, submit the question of termination to shareholders. If the question of termination of the Trust is submitted to shareholders, the required vote for each Acquiring Trust is at least fifty percent of the shares of each series entitled to vote, with each series voting separately. The required vote for the Selling Trust is at least two-thirds of the shares of each series entitled to vote, with each series voting separately. For the termination of a series or class, the required shareholder vote for the Acquiring Trusts is at least fifty percent of the shares of that series or class. The required shareholder vote for the Selling Trust is at least two-thirds of the shares of that series or class.
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Forum Selection.   For the Selling Trust and MassMutual Advantage Funds, unless the Trust consents in writing to the selection of an alternative forum, the forum for the adjudication of the following disputes shall be the state or federal courts sitting within the Commonwealth of Massachusetts: (1) any derivative action brought on behalf of the Trust; (2) in the case of the MassMutual Advantage Funds, any action asserting a claim against the Trust or against any Trustee, officer or other employee of the Trust, whether arising under federal law, the law of any state, or the law of a non-U.S. jurisdiction, or in the case of the Selling Trust, any action asserting a claim of breach of a fiduciary duty owed by any trustee, officer or other employee of the Trust to the Trust or the Trust’s shareholders; (3) any action arising under or to interpret or enforce the Declaration or Bylaws; or (4) any action asserting a claim governed by the internal affairs doctrine. In addition, the MassMutual Advantage Funds’ Declaration of Trust specifies that any action asserting a claim arising pursuant to any provision of the Massachusetts Business Corporation Act, the statutory or common law of the Commonwealth of Massachusetts, or the Trust’s Declaration of Trust or bylaws must be brought in the state or federal courts located within the Commonwealth of Massachusetts unless the Trust consent in writing to the selection of an alternative forum. MassMutual Premier Funds’ Declaration of Trust and bylaws do not have a similar forum selection provision.
Direct Claims.   Shareholders of the Selling Trust and MassMutual Advantage Funds must obtain authorization from the Trustees prior to bringing a court action or other proceeding against the Trust, the Trustees or officers asserting a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, except for shareholder actions expressly provided by U.S. federal securities laws. MassMutual Premier Fund’s Declaration of Trust and bylaws do not contain such a requirement.
Reasons for the Proposed Reorganizations and Board Deliberations
Each Reorganization was reviewed by the Selling Funds’ Board of Trustees (the “ Board”), with the advice and assistance of Fund counsel and independent legal counsel to the Board. Information on the Board and its governance structure can be found in the Selling Funds’ SAI dated November 1, 2020. At special meetings of the Board in April and May of 2021, the Board considered the Reorganization of each Selling Fund, as proposed by Barings. In connection with that Board meeting, Barings provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, and also responded to questions raised by the Board during the meeting.
After the Board reviewed, evaluated, and discussed the materials, analyses, and information provided to it that the Board considered relevant to its deliberations, the Board, including the Independent Trustees, approved the Reorganization of each Selling Fund. The Board, including the Independent Trustees, also determined that participation by each Selling Fund overseen by it in its Reorganization was in the best interests of the Selling Fund and that the interests of existing shareholders of the Selling Fund would not be diluted as a result of the Reorganization.
In reaching the decision to recommend that the shareholders of the Selling Funds vote to approve the Reorganization for each Fund, the Board considered a number of factors, including, among others, in no order of priority:
1.
the various potential benefits of the Reorganization to the shareholders of the Selling Fund;

2.
the continuity of the investment program of Selling Fund in light of the identical investment objectives and substantially similar or, for the Advantage Reorganizations, identical, principal investment strategies of the Selling Fund and the corresponding Acquiring Fund;

3.
the operating expenses that shareholders of each class of shares of the Selling Fund and Acquiring Fund are expected to experience as shareholders of the combined Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that it is expected that the net expenses (after giving effect to fee waivers and/or expense reimbursements) borne by Selling Fund shareholders after each Reorganization would be the same as or lower than the net expenses they currently bear (see “Fees and Expenses”).

4.
Barings’ representation that the Selling Funds are too small to be economically viable without fee waivers and expense reimbursements, and that Barings believes the Funds have no reasonable prospects to grow to sufficient size in the near term to reduce the Selling Fund’s expenses to the point that fee waivers and expense reimbursements would not be necessary.

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5.
the likelihood that the Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Acquiring Fund’s gross expenses and relative prospects for attracting additional assets after the Reorganization;

6.
with respect to the Premier Reorganizations, the current assets of the Selling Fund and the Acquiring Fund, and that the shareholders of the Selling Fund may benefit from the opportunity to be a shareholder in a larger, combined Fund, and to be part of a larger mutual fund complex, bringing administrative efficiencies that will reduce gross expenses;

7.
with respect to the Advantage Reorganizations, that the shareholders of the Selling Fund may benefit from the opportunity to be part of a larger mutual fund complex, bringing administrative efficiencies that will reduce gross expenses in some cases;

8.
the fact that the same portfolio management team is expected to be responsible for the Acquiring Fund;

9.
with respect to the Premier Reorganizations, the historical performance of the Selling Fund and corresponding Acquiring Fund, recognizing that no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;

10.
the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Acquiring Fund’s use of the Selling Fund’s pre-merger losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Acquiring Fund’s ability to use those losses to offset future gains (see “ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION — Tax Status of the Reorganizations”);

11.
the potential benefits of the Reorganization to MassMutual and its affiliates;

12.
the class structure of and services provided to the Selling Fund and the Acquiring Fund;

13.
that Barings and MassMutual have agreed to bear the costs of the Selling Fund and the Acquiring Fund in connection with or arising out of the Reorganizations (other than any brokerage or other costs relating to transactions in portfolio securities of the funds, which are expected to be immaterial);

14.
Barings’ representation that the Reorganization is not expected to result in the diminution in the level or quality of services that the Selling Fund shareholder currently receive.

In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board also evaluated the information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each Selling Fund it oversees. Certain of the factors considered by the Board are discussed in more detail below.
CONTINUED ECONOMIC VIABILITY.   The Board noted that, in light of the gross expenses of each Selling Fund as a part of a relatively small mutual fund complex, and Barings’ decision not to extend the current fee waivers and expense reimbursements past November 1, 2021, Barings does not view the continued operation of the Selling Funds as a separate mutual fund complex to be sustainable over the long term. The Board considered Barings’ recommendation that the Reorganization is preferable to other courses of action, including liquidation of the Selling Funds.
CONTINUITY OF INVESTMENT PROGRAM.   The Board took into account the fact that each Selling Fund and its corresponding Acquiring Fund have the same investment objectives and the same or substantially similar principal investment strategies and that the portfolio management team for each Selling Fund is expected to be the same as the portfolio management team for the corresponding Acquiring Fund.
ECONOMIES OF SCALE.   With regard to the Premier Reorganizations, the Board considered the potential to realize immediate economies associated with consolidating each Selling Fund into a larger combined fund. With regard to the Premier Reorganizations and the Advantage Reorganizations, the Board
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considered that the Acquiring Funds may over time be able to take advantage of economies of scale associated with larger funds. Barings represented its belief to the Board that the Advantage Funds have a greater potential for growth than their corresponding Selling Funds. A larger fund may benefit from fee breakpoints more quickly, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. The Board also considered its belief that each Acquiring Fund would be better positioned to experience growth in assets from investor inflows than its corresponding Selling Fund.
TAX CONSEQUENCES.   The Board examined the relative tax situations of the Selling Funds and the corresponding Acquiring Funds. The Board also considered the anticipated tax-free nature of the exchange of shares in the Reorganizations, and other expected U.S. federal income tax consequences of the Reorganizations (such as the resulting tax impact of each proposed Reorganization to the Selling Funds’ shareholders, including the considerations concerning the effect of loss and loss carryforward positions of the affected Funds).
Each Reorganization was also reviewed by the Acquiring Funds’ Board of Trustees, with the advice and assistance of Fund counsel and independent legal counsel to the Acquiring Funds’ Board. At special meetings of the Board in April and May of 2021, the Acquiring Funds’ Board considered the Reorganization of each Selling Fund into the corresponding Acquiring Fund and determined that participation by each Acquiring Fund overseen by it in its Reorganization was in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.
Board Recommendation
The Board of each Selling Fund recommends that shareholders of each Selling Fund approve the proposed Agreement. If the Agreement is not approved for a Selling Fund, the Board of the Selling Fund will consider what further actions, if any, may be in the best interests of such Selling Fund and its shareholders, including, possibly, re-proposing the Reorganization or liquidating the Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.
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PROXY VOTING AND SHAREHOLDER MEETING INFORMATION
Who is entitled to vote?
Shareholders of record of each Selling Fund on July 2, 2021 (the “Record Date”) are entitled to vote at the Meeting. Shares may be voted during the Meeting or by proxy.
How many shares are entitled to be voted?
With respect to each Reorganization, shares of each Selling Fund are entitled to one vote per share or a proportional fractional vote for each fractional share. All share classes of a Selling Fund will vote together as one class on the Selling Fund’s proposed Reorganization. The total number of shares of each class of each Selling Fund outstanding as of the close of business on the Record Date is set forth below.
	Class A	Class C	Class I	Class L	Class Y	Total
Barings Global Floating Rate Fund	4,854,971.324	716,715.637	6,892,005.098	N/A	27,233,154.952	39,696,847.011
Barings Global Credit Income Opportunities Fund	1,078,882.411	643,741.548	2,367,104.821	N/A	19,067,634.018	23,157,362.798
Barings Emerging Markets Debt Blended Total Return Fund	1,590,015.439	42,131.468	91.824	N/A	10,130,854.780	11,763,093.511
Barings Global Emerging Markets Equity Fund	10,000.000	10,000.000	490,000.000	N/A	495,547.282	1,005,547.282
Barings U.S. High Yield Fund	N/A	10,000.098	1,240,000.000	N/A	4,152,235.235	5,402,235.333
Barings Active Short Duration Bond Fund	4,959,491.714	141,308.333	N/A	8,688,967.748	93,839,282.737	107,629,050.532
What is the quorum and how will shares be tabulated?
A quorum is required for shareholders of a Selling Fund to take action at the Meeting. For each Selling Fund, a majority of the shares entitled to vote constitutes a quorum for the purposes of the Special Meeting. All shares represented at the Meeting by telephone or by proxy will be counted for purposes of establishing a quorum. Abstentions will be treated as shares that are present at the Meeting, but which have not been voted. Accordingly, abstentions will have the effect of a vote against the proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote on the proposals any shares beneficially owned by their customers, there are unlikely to be any “broker non-votes” at the Meeting.
What is the required vote?
For each Selling Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Selling Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Selling Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Selling Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Selling Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Selling Fund.
How will my votes be cast?
If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will
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be cast in favor of the Reorganization of your Selling Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Selling Fund, and shareholders of a Selling Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Selling Fund in which they are shareholders. If you intend to vote at the Meeting, please call the Selling Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll free at (844) 858-7389 to obtain important information regarding your attendance at the Meeting, including instructions on how to attend. Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided, or vote by telephone or over the internet as explained on the proxy card.
Why did my household only receive one copy of this proxy statement/prospectus?
“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Selling Funds who share a common address and who have not opted out of the householding process may receive a single copy of the combined proxy statement/prospectus along with the proxy cards. If you received more than one copy of the combined proxy statement/prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the combined proxy statement/prospectus, you may opt out of householding in the future by contacting your financial intermediary. An additional copy of this combined proxy statement/prospectus may be obtained by writing to Barings at 300 South Tryon Street, Suite 2500, Charlotte NC, 28202, or by calling the Selling Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., toll free at (844) 858-7389.
How do I revoke my proxy?
If you execute, date and submit a proxy card with respect to your Selling Fund, you may change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Meeting and casting your vote live. If you authorize your proxy by internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone proxy authorization or by attending the Meeting and casting your vote live. Merely attending the Meeting without voting will not revoke your prior proxy.
Will the meetings for each Selling Fund happen simultaneously?
The meeting for each Selling Fund will be held simultaneously with the meeting for each other Selling Fund, with each proposal being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund’s meeting to a time after the Meeting so that a meeting for that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.
Who is asking for my vote?
The Board of each Selling Fund is asking for your vote and for you to vote as promptly as possible. Proxies will be solicited primarily through the mailing of the proxy statement/prospectus and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Selling Fund or by employees or agents of Barings and its affiliated companies. In addition, Broadridge Financial Solutions, Inc. has been engaged to assist in the solicitation of proxies, at Barings’ expense, at an estimated cost of $130,000.
What appraisal rights do I have in connection with the Reorganization?
Neither the Selling Trust’s Declaration nor Massachusetts law grants the shareholders of the Selling Funds any rights in the nature of dissenters rights of appraisal with respect to any action upon which such
58

shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.
What other matters will be presented at the Meeting?
The Board of each Selling Fund does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.
What happens if the required quorum is not met at the Meeting?
If the quorum required for the Meeting has not been met for any Selling Fund, or if the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting as to one or more proposals to permit further solicitation of proxies in favor of the proposal. The Board of the Selling Trust have determined that, for each Selling Fund, the Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the Meeting may be held as adjourned after the date set for the original Meeting without further notice.
If a proposal for adjournment of the Meeting is made with respect to any proposal concerning a Reorganization, the persons named as proxies will vote those shares that they are entitled to vote for such Reorganization in favor of such adjournment. They will vote against any such adjournment those shares required to be voted against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.
59

CAPITALIZATION
Current and Pro Forma Capitalization of each Selling Fund and each Acquiring Fund
The following table shows on an unaudited basis the capitalization of each Selling Fund and Acquiring Fund as of March 31, 2021 and the pro forma capitalization of each Combined Fund as of March 31, 2021 assuming the Reorganizations had occurred on that date.
Current and Pro Forma Capitalization of each Selling Fund and each Acquiring Fund
Net Assets ($) (Unaudited)	Barings Global Floating Rate Fund	MassMutual Global Floating Rate Fund	Pro Forma Adjustment	Combined Fund — Pro Forma
Class A of Selling Fund/Class L of Combined Fund	40,275,843	N/A	N/A	40,275,843
Class C	6,818,714	N/A	N/A	6,818,714
Class I	44,387,771	N/A	N/A	44,387,771
Class Y	217,315,462	N/A	N/A	217,315,462
Total	308,797,790	N/A	N/A	308,797,790
Net Asset Value Per Share ($) (Unaudited)
Class A of Selling Fund/Class L of Combined Fund	9.34	N/A	N/A	9.34
Class C	9.30	N/A	N/A	9.30
Class I	9.36	N/A	N/A	9.36
Class Y	9.35	N/A	N/A	9.35
Shares Outstanding (Unaudited)
Class A of Selling Fund/Class L of Combined Fund	4,314,182	N/A	N/A	4,314,182
Class C	733,113	N/A	N/A	733,113
Class I	4,741,656	N/A	N/A	4,741,656
Class Y	23,238,962	N/A	N/A	23,238,962
Total	33,027,913	N/A	N/A	33,027,913
Net Assets ($) (Unaudited)	Barings Global Credit Income Opportunities Fund	MassMutual Global Credit Income Opportunities Fund	Pro Forma Adjustment	Combined Fund — Pro Forma
Class A of Selling Fund/Class L of Combined Fund	9,409,682	N/A	N/A	9,409,682
Class C	7,214,314	N/A	N/A	7,214,314
Class I	21,162,553	N/A	N/A	21,162,553
Class Y	137,133,607	N/A	N/A	137,133,607
Total	174,920,156	N/A	N/A	174,920,156
60

Net Assets ($) (Unaudited)	Barings Global Credit Income Opportunities Fund	MassMutual Global Credit Income Opportunities Fund	Pro Forma Adjustment	Combined Fund — Pro Forma
Net Asset Value Per Share ($) (Unaudited)
Class A of Selling Fund/Class L of Combined Fund	8.97	N/A	N/A	8.97
Class C	8.96	N/A	N/A	8.96
Class I	8.97	N/A	N/A	8.97
Class Y	8.97	N/A	N/A	8.97
Shares Outstanding (Unaudited)
Class A of Selling Fund/Class L of Combined Fund	1,049,023	N/A	N/A	1,049,023
Class C	805,016	N/A	N/A	805,016
Class I	2,359,055	N/A	N/A	2,359,055
Class Y	15,286,881	N/A	N/A	15,286,881
Total	19,499,975	N/A	N/A	19,499,975

Net Assets ($) (Unaudited)	Barings Emerging Markets Debt Blended Total Return Fund	MassMutual Emerging Markets Debt Blended Total Return Fund	Pro Forma Adjustment	Combined Fund — Pro Forma
Class A of Selling Fund/Class L of Combined Fund	13,711,409	N/A	N/A	13,711,409
Class C	445,612	N/A	N/A	445,612
Class I	5,111,355	N/A	N/A	5,111,355
Class Y	94,477,271	N/A	N/A	94,477,271
Total	113,745,646	N/A	N/A	113,745,646
Net Asset Value Per Share ($) (Unaudited)
Class A of Selling Fund/Class L of Combined Fund	10.55	N/A	N/A	10.55
Class C	10.55	N/A	N/A	10.55
Class I	10.56	N/A	N/A	10.56
Class Y	10.55	N/A	N/A	10.55
Shares Outstanding (Unaudited)
Class A of Selling Fund/Class L of Combined Fund	1,299,971	N/A	N/A	1,299,971
Class C	42,245	N/A	N/A	42,245
Class I	484,234	N/A	N/A	484,234
Class Y	8,957,745	N/A	N/A	8,957,745
Total	10,784,195	N/A	N/A	10,784,195
61

Net Assets ($) (Unaudited)	Barings Global Emerging Markets Equity Fund	MassMutual Global Emerging Markets Equity Fund	Pro Forma Adjustment	Combined Fund — Pro Forma
Class A of Selling Fund/Class L of Combined Fund	134,408	N/A	N/A	134,408
Class C	133,501	N/A	N/A	133,501
Class I	6,599,839	N/A	N/A	6,599,839
Class Y	6,599,840	N/A	N/A	6,599,840
Total	13,467,588	N/A	N/A	13,467,588
Net Asset Value Per Share ($) (Unaudited)
Class A of Selling Fund/Class L of Combined Fund	13.44	N/A	N/A	13.44
Class C	13.35	N/A	N/A	13.35
Class I	13.47	N/A	N/A	13.47
Class Y	13.47	N/A	N/A	13.47
Shares Outstanding (Unaudited)
Class A of Selling Fund/Class L of Combined Fund	10,000	N/A	N/A	10,000
Class C	10,000	N/A	N/A	10,000
Class I	490,000	N/A	N/A	490,000
Class Y	490,000	N/A	N/A	490,000
Total	1,000,000	N/A	N/A	1,000,000
Net Assets ($) (Unaudited)	Barings U.S. High Yield Fund	MassMutual High Yield Fund	Pro Forma Adjustment	Combined Fund — Pro Forma
Class C	97,738	N/A	N/A	97,738
Class I	12,118,575	375,660,669	N/A	387,779,244
Class Y	39,687,264	N/A	N/A	39,687,264
Class R5	N/A	49,518,941	N/A	49,518,941
Service Class	N/A	33,405,170	N/A	33,405,170
Administrative Class	N/A	25,665,465	N/A	25,665,465
Class A	N/A	23,880,784	N/A	23,880,784
Class R4	N/A	41,490,926	N/A	41,490,926
Class R3	N/A	34,469,894	N/A	34,469,894
Total	51,903,577	375,660,669	N/A	635,995,426(1)
Net Asset Value Per Share ($) (Unaudited)
Class C	9.77	N/A	N/A	9.77
Class I	9.77	8.93	N/A	8.93
Class Y	9.77	N/A	N/A	9.77
Class R5	N/A	8.99	N/A	8.99
Service Class	N/A	8.99	N/A	8.99
Administrative Class	N/A	8.83	N/A	8.83
Class A	N/A	8.81	N/A	8.81
Class R4	N/A	8.68	N/A	8.68
Class R3	N/A	8.93	N/A	8.93
62

Net Assets ($) (Unaudited)	Barings U.S. High Yield Fund	MassMutual High Yield Fund	Pro Forma Adjustment	Combined Fund — Pro Forma
Shares Outstanding (Unaudited)
Class C	10,000	N/A	N/A	10,000
Class I	1,240,000	42,059,288	116,806(2)	43,416,094
Class Y	4,060,988	N/A	N/A	4,060,988
Class R5	N/A	5,508,290	N/A	5,508,290
Service Class	N/A	3,715,229	N/A	3,715,229
Administrative Class	N/A	2,905,399	N/A	2,905,399
Class A	N/A	2,711,282	N/A	2,711,282
Class R4	N/A	4,777,491	N/A	4,777,491
Class R3	N/A	3,859,224	N/A	3,859,224
Total	5,310,988	65,536,203	116,806	70,963,997(1)

Net Assets ($) (Unaudited)	Barings Active Short Duration Bond Fund	MassMutual Short-Duration Bond Fund	Pro Forma Adjustment	Combined Fund — Pro Forma
Class A of Selling Fund/Class L of Combined Fund	41,790,400	N/A	N/A	131,776,071(3)
Class L	89,985,671	N/A	N/A
Class C	1,465,516	N/A	N/A	1,465,516
Class Y	830,468,348	N/A	N/A	830,468,348
Class I	N/A	199,290,058	N/A	199,290,058
Class R5	N/A	85,306,548	N/A	85,306,548
Service Class	N/A	27,735,679	N/A	27,735,679
Administrative Class	N/A	24,153,691	N/A	24,153,691
Class A of Acquiring Fund	N/A	39,165,530	N/A	39,165,530
Class R4	N/A	10,894,510	N/A	10,894,510
Class R3	N/A	9,709,957	N/A	9,709,957
Total	963,709,935	396,255,973	N/A	1,359,965,908(1)
Net Asset Value Per Share ($) (Unaudited)
Class A of Selling Fund/Class L of Combined Fund	9.91	N/A	N/A	9.91(3)
Class L	9.91	N/A	N/A
Class C	9.90	N/A	N/A	9.9
Class Y	9.90	N/A	N/A	9.9
Class I	N/A	9.98	N/A	9.98
Class R5	N/A	10.02	N/A	10.02
Service Class	N/A	9.96	N/A	9.96
Administrative Class	N/A	9.91	N/A	9.91
Class A of Acquiring Fund	N/A	9.84	N/A	9.84
Class R4	N/A	9.97	N/A	9.97
Class R3	N/A	9.90	N/A	9.90
63

Net Assets ($) (Unaudited)	Barings Active Short Duration Bond Fund	MassMutual Short-Duration Bond Fund	Pro Forma Adjustment	Combined Fund — Pro Forma
Shares Outstanding (Unaudited)
Class A of Selling Fund/Class L of Combined Fund	4,215,374	N/A	N/A	13,293,650(3)
Class L	9,078,276	N/A	N/A
Class C	148,001	N/A	N/A	148,001
Class Y	83,845,214	N/A	N/A	83,845,214
Class I	N/A	19,963,810	N/A	19,963,810
Class R5	N/A	8,513,693	N/A	8,513,693
Service Class	N/A	2,785,669	N/A	2,785,669
Administrative Class	N/A	2,437,476	N/A	2,437,476
Class A of Acquiring Fund	N/A	3,980,973	N/A	3,980,973
Class R4	N/A	1,092,497	N/A	1,092,497
Class R3	N/A	980,492	N/A	980,492
Total	97,286,865	39,754,610	N/A	137,041,475(1)

(1)
Total includes net assets of classes not offered through prospectus

(2)
To adjust Shares Outstanding of the Combined Fund based on issuing Merger Shares at the MassMutual High Yield Fund’s net asset value per share.

(3)
Value for Class L of MassMutual Short-Duration Bond Fund

64

OWNERSHIP OF FUND SHARES
To the knowledge of the Selling Funds, the following shareholders held of record or beneficially owned 5% or more of any class of the outstanding shares of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings U.S. High Yield Fund, Barings Active Short Duration Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, and Barings Global Emerging Markets Equity Fund as of March 31, 2021. Any shareholder that owns more than 25% of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring approval of shareholders of the Fund.
Selling Fund Name	Share Class	Shareholder Name and Address	% Ownership of Share Class (current)
Barings Active Short Duration Bond Fund	A	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	7.64%
Barings Active Short Duration Bond Fund	A	UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	13.25%
Barings Active Short Duration Bond Fund	A	NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	23.56%
Barings Active Short Duration Bond Fund	A	RBC CAPITAL MARKETS, LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST # ST-P08 MINNEAPOLIS, MN 55402	37.33%
Barings Active Short Duration Bond Fund	A	RAYMOND JAMES & ASSOCIATES 880 CARILLON PKWY ST PETERSBURG, FL 33716	14.03%
Barings Active Short Duration Bond Fund	C	MORGAN STANLEY WEALTH MANAGEMENT ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	51.15%
Barings Active Short Duration Bond Fund	C	LPL FINANCIAL ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	12.21%
Barings Active Short Duration Bond Fund	C	NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	6.45%
Barings Active Short Duration Bond Fund	C	RBC CAPITAL MARKETS, LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST # ST-P08 MINNEAPOLIS, MN 55402	21.24%
65

Selling Fund Name	Share Class	Shareholder Name and Address	% Ownership of Share Class (current)
Barings Active Short Duration Bond Fund	C	RAYMOND JAMES & ASSOCIATES 880 CARILLON PKWY ST PETERSBURG, FL 33716	7.99%
Barings Active Short Duration Bond Fund	I	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	100.00%
Barings Active Short Duration Bond Fund	L	MORGAN STANLEY WEALTH MANAGEMENT ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	100.00%
Barings Active Short Duration Bond Fund	Y	MORGAN STANLEY WEALTH MANAGEMENT ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	24.43%
Barings Active Short Duration Bond Fund	Y	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	42.03%
Barings Active Short Duration Bond Fund	Y	UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	5.87%
Barings Active Short Duration Bond Fund	Y	NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	14.99%
Barings Active Short Duration Bond Fund	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	5.67%
Barings Emerging Markets Debt Blended Total Return Fund	A	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	78.95%
Barings Emerging Markets Debt Blended Total Return Fund	A	TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	5.98%
Barings Emerging Markets Debt Blended Total Return Fund	A	NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	7.61%
66

Selling Fund Name	Share Class	Shareholder Name and Address	% Ownership of Share Class (current)
Barings Emerging Markets Debt Blended Total Return Fund	C	LPL FINANCIAL ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	66.67%
Barings Emerging Markets Debt Blended Total Return Fund	C	UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	5.87%
Barings Emerging Markets Debt Blended Total Return Fund	C	NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	7.51%
Barings Emerging Markets Debt Blended Total Return Fund	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	16.02%
Barings Emerging Markets Debt Blended Total Return Fund	I	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	100.00%
Barings Emerging Markets Debt Blended Total Return Fund	Y	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	21.70%
Barings Emerging Markets Debt Blended Total Return Fund	Y	UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	30.11%
Barings Emerging Markets Debt Blended Total Return Fund	Y	NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	15.64%
Barings Emerging Markets Debt Blended Total Return Fund	Y	RAYMOND JAMES & ASSOCIATES 880 CARILLON PKWY ST PETERSBURG, FL 33716	11.26%
Barings Emerging Markets Debt Blended Total Return Fund	Y	MG TRUST SERVICES, LLC 717 17TH ST STE 1300 DENVER, CO 80202	6.78%
Barings Global Credit Income Opportunities Fund	A	MORGAN STANLEY WEALTH MANAGEMENT ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	54.82%
67

Selling Fund Name	Share Class	Shareholder Name and Address	% Ownership of Share Class (current)
Barings Global Credit Income Opportunities Fund	A	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	7.01%
Barings Global Credit Income Opportunities Fund	A	TD AMERITRADE, INC 200 S 108TH AVE OMAHA, NE 68154	8.26%
Barings Global Credit Income Opportunities Fund	A	NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	16.03%
Barings Global Credit Income Opportunities Fund	A	OPPENHEIMER & CO. INC. 85 BROAD ST FL 4 NEW YORK, NY 10004	5.59%
Barings Global Credit Income Opportunities Fund	C	MORGAN STANLEY WEALTH MANAGEMENT ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	42.85%
Barings Global Credit Income Opportunities Fund	C	WELLS FARGO CLEARING SERVICES, LLC MAILCODE: H0006-09V 1 N JEFFERSON AVE SAINT LOUIS, MO 63103	9.25%
Barings Global Credit Income Opportunities Fund	C	UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	5.02%
Barings Global Credit Income Opportunities Fund	C	RAYMOND JAMES & ASSOCIATES 880 CARILLON PKWY ST PETERSBURG, FL 33716	36.29%
Barings Global Credit Income Opportunities Fund	I	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	70.61%
Barings Global Credit Income Opportunities Fund	I	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	29.31%
Barings Global Credit Income Opportunities Fund	Y	MORGAN STANLEY WEALTH MANAGEMENT ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	15.27%
68

Selling Fund Name	Share Class	Shareholder Name and Address	% Ownership of Share Class (current)
Barings Global Credit Income Opportunities Fund	Y	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	26.95%
Barings Global Credit Income Opportunities Fund	Y	NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	13.98%
Barings Global Credit Income Opportunities Fund	Y	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	6.19%
Barings Global Credit Income Opportunities Fund	Y	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	9.30%
Barings Global Credit Income Opportunities Fund	Y	WELLS FARGO BANK, N.A. 425 E HENNEPIN AVE FL 1 MINNEAPOLIS, MN 55414	5.04%
Barings Global Credit Income Opportunities Fund	Y	SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS, PA 19456	7.05%
Barings Global Emerging Markets Equity Fund	A	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	100.00%
Barings Global Emerging Markets Equity Fund	C	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	100.00%
Barings Global Emerging Markets Equity Fund	I	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	100.00%
Barings Global Emerging Markets Equity Fund	Y	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	98.88%
Barings Global Floating Rate Fund	A	MORGAN STANLEY WEALTH MANAGEMENT ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	85.00%
69

Selling Fund Name	Share Class	Shareholder Name and Address	% Ownership of Share Class (current)
Barings Global Floating Rate Fund	A	NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	5.86%
Barings Global Floating Rate Fund	C	MORGAN STANLEY WEALTH MANAGEMENT ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	45.55%
Barings Global Floating Rate Fund	C	UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	16.64%
Barings Global Floating Rate Fund	C	NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	5.61%
Barings Global Floating Rate Fund	C	RBC CAPITAL MARKETS, LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST # ST-P08 MINNEAPOLIS, MN 55402	5.47%
Barings Global Floating Rate Fund	C	RAYMOND JAMES & ASSOCIATES 880 CARILLON PKWY ST PETERSBURG, FL 33716	22.13%
Barings Global Floating Rate Fund	I	US BANK NA FBO PUEBLO COUNTY OFF/EMP PEN PLAN PO BOX 1787 MILWAUKEE WI 53201-1787	16.34%
Barings Global Floating Rate Fund	I	THE SHIMON BEN JOSEPH FOUNDATION ATTN: MARY SEABURY 343 SANSOME ST STE 550 SAN FRANCISCO CA 94104-5626	61.08%
Barings Global Floating Rate Fund	I	U.S. BANK N.A. 1555 N RIVERCENTER DR STE 302 MK-WI-S302 MILWAUKEE, WI 53212	22.59%
Barings Global Floating Rate Fund	Y	MORGAN STANLEY WEALTH MANAGEMENT ATTN: MUTUAL FUND OPERATIONS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	19.64%
Barings Global Floating Rate Fund	Y	LPL FINANCIAL ATTN:CLIENT COMPENSATION DEPARTMENT 4707 EXECUTIVE DR SAN DIEGO, CA 92121	6.60%
70

Selling Fund Name	Share Class	Shareholder Name and Address	% Ownership of Share Class (current)
Barings Global Floating Rate Fund	Y	UBS FINANCIAL SERVICES, INC. ATTN: COMPLIANCE DEPT 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	22.52%
Barings Global Floating Rate Fund	Y	NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	12.66%
Barings Global Floating Rate Fund	Y	BENEFIT TRUST COMPANY 5901 COLLEGE BLVD STE 100 OVERLAND PARK, KS 66211	8.44%
Barings Global Floating Rate Fund	Y	SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS, PA 19456	5.86%
Barings Global Floating Rate Fund	Y	MG TRUST SERVICES, LLC 717 17TH ST STE 1300 DENVER, CO 80202	6.00%
Barings U.S. High Yield Fund	A	“NATIONAL FINANCIAL SERVICES 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	67.87%
Barings U.S. High Yield Fund	A	J.P. MORGAN SECURITIES LLC ATTN: MUTUAL FUNDS DEPT 3RD FLOOR 4 METROTECH CTR BROOKLYN, NY 11245	5.12%
Barings U.S. High Yield Fund	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399	15.14%
Barings U.S. High Yield Fund	A	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	8.06%
Barings U.S. High Yield Fund	C	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	100.00%
Barings U.S. High Yield Fund	I	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	100.00%
71

Selling Fund Name	Share Class	Shareholder Name and Address	% Ownership of Share Class (current)
Barings U.S. High Yield Fund	Y	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	15.16%
Barings U.S. High Yield Fund	Y	BARINGS LLC ATTN: SAM DEBERRY 300 S TRYON ST STE 2500 CHARLOTTE NC 28202-0135	29.74%
Barings U.S. High Yield Fund	Y	JEWISH COMMUNAL FUND 575 MADISON AVE STE 703 NEW YORK NY 10022-8591	52.25%
As of May 21, 2021, to the knowledge of MassMutual Premier Funds, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of an Acquiring Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder. As of January 4, 2021, the Trustees and officers of the MassMutual Premier Funds, individually and as a group, did not beneficially own outstanding shares of any of the Funds.
Acquiring Fund Name	Share Class	Shareholder Name and Address	% Ownership of Share Class (current)
MassMutual High Yield Fund	I	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	35.36%
MassMutual High Yield Fund	I	MassMutual RetireSMARTSM by JPMorgan 2020 Fund 1 Iron Street Boston, MA 02210	9.67%
MassMutual High Yield Fund	I	MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	9.24%
MassMutual High Yield Fund	I	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.62%
MassMutual High Yield Fund	I	MassMutual RetireSMARTSM by JPMorgan 2025 Fund 1 Iron Street Boston, MA 02210	6.13%
MassMutual High Yield Fund	I	MassMutual RetireSMARTSM by JPMorgan In Retirement Fund 1 Iron Street Boston, MA 02210	5.16%
72

FINANCIAL HIGHLIGHTS
Advantage Reorganizations
The Financial Highlights are not included here for the Advantage Funds since those Funds have not yet commenced investment operations. These Funds will assume the accounting history of their corresponding Selling Fund at the closing of the Reorganizations. The Financial Highlights for these Selling Funds are presented below.
The financial highlights tables are intended to help you understand the financial performance of each class of each Selling Fund involved in the Advantage Reorganizations for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on a Fund share (assuming reinvestment of all dividends and distributions). Past performance is not necessarily an indication of future results. Other than the information for the six-month period ended December 31, 2020, which is unaudited, the information in the following tables has been derived from Barings Global Floating Rate Fund’s, Barings Global Credit Income Opportunities Fund’s, Barings Emerging Markets Debt Blended Total Return Fund’s, and Barings Global Emerging Markets Equity Fund’s financial statements, which have been audited by Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, New York 10112, an independent registered public accounting firm, whose report, along with each Selling Fund’s financial statements, is included in the Selling Funds’ Annual Report. Each Selling Fund’s Annual Report and Semi-Annual Report to Shareholders are available free of charge on the Selling Funds’ website, http://www.barings.com/funds/mutual-funds.
73

Barings Global Floating Rate Fund
FINANCIAL HIGHLIGHTS
	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016
Per Common Share Data
Net asset value, beginning of period	$8.56	$9.26	$9.48	$9.54	$9.13	$9.60
Income from investment operations:
Net investment income(2)	0.19	0.41	0.44	0.43	0.43	0.44
Net realized and unrealized gain (loss)	0.60	(0.66)	(0.18)	(0.06)	0.42	(0.45)
Total increase (decrease) from investment operations	0.79	(0.25)	0.26	0.37	0.85	(0.01)
Less dividends and distributions:
From net investment income	(0.18)	(0.34)	(0.44)	(0.38)	(0.31)	(0.46)
From net realized gain	—	(0.03)	(0.04)	—	—	—
From return of capital	—	(0.08)	—	(0.05)	(0.13)	—
Total dividends and distributions	(0.18)	(0.45)	(0.48)	(0.43)	(0.44)	(0.46)
Net asset value, at end of period	$9.17	$8.56	$9.26	$9.48	$9.54	$9.13
Total investment return(3)	9.30%(4)	(2.79)%	2.77%	4.00%	9.47%	(0.04)%
Supplemental Data and Ratios
Net assets, end of period (000’s)	$38,614	$37,431	$45,213	$53,371	$45,363	$13,980
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.22%(5)	1.22%	1.25%	1.26%	1.37%	1.72%
Ratio of net expenses to average net assets(6)	1.00%(5)	1.00%	1.00%	0.96%(7)	0.99%(8)	1.05%(9)
Ratio of net investment income to average net assets	4.28%(5)	4.63%	4.72%	4.55%	4.52%	4.74%
Portfolio turnover rate	17.35%(4)	37.23%	46.51%	57.74%	47.06%	62.99%

(1)
Unaudited.

(2)
Calculated using average shares outstanding.

(3)
Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(4)
Not annualized.

(5)
Annualized for periods less than one full year.

(6)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.

(7)
Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

(8)
Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.

(9)
Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

74

Barings Global Floating Rate Fund
FINANCIAL HIGHLIGHTS
	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016
Per Common Share Data
Net asset value, beginning of period	$8.53	$9.22	$9.45	$9.51	$9.10	$9.57
Income from investment operations:
Net investment income(2)	0.16	0.35	0.37	0.36	0.37	0.37
Net realized and unrealized gain (loss)	0.59	(0.66)	(0.19)	(0.06)	0.41	(0.45)
Total increase (decrease) from investment operations	0.75	(0.31)	0.18	0.30	0.78	(0.08)
Less dividends and distributions:
From net investment income	(0.15)	(0.29)	(0.37)	(0.32)	(0.26)	(0.39)
From net realized gain	—	(0.03)	(0.04)	—	—	—
From return of capital	—	(0.06)	—	(0.04)	(0.11)	—
Total dividends and distributions	(0.15)	(0.38)	(0.41)	(0.36)	(0.37)	(0.39)
Net asset value, at end of period	$9.13	$8.53	$9.22	$9.45	$9.51	$9.10
Total investment return(3)	8.89%(4)	(3.52)%	2.02%	3.24%	8.68%	(0.81)%
Supplemental Data and Ratios
Net assets, end of period (000’s)	$6,832	$6,494	$8,005	$8,311	$8,018	$6,803
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.06%(5)	2.04%	2.05%	2.09%	2.24%	2.50%
Ratio of net expenses to average net assets(6)	1.75%(5)	1.75%	1.74%(7)	1.70%(7)	1.71%(8)	1.80%(9)
Ratio of net investment income to average net assets	3.53%(5)	3.88%	4.00%	3.80%	3.91%	4.04%
Portfolio turnover rate	17.35%(4)	37.23%	46.51%	57.74%	47.06%	62.99%

(1)
Unaudited.

(2)
Calculated using average shares outstanding.

(3)
Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(4)
Not annualized.

(5)
Annualized for periods less than one full year.

(6)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

(7)
Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

(8)
Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.

(9)
Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

75

Barings Global Floating Rate Fund
FINANCIAL HIGHLIGHTS
	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016
Per Common Share Data
Net asset value, beginning of period	$8.58	$9.28	$9.50	$9.56	$9.15	$9.62
Income from investment operations:
Net investment income(2)	0.20	0.43	0.47	0.46	0.47	0.47
Net realized and unrealized gain (loss)	0.61	(0.66)	(0.18)	(0.06)	0.40	(0.45)
Total increase (decrease) from investment operations	0.81	(0.23)	0.29	0.40	0.87	0.02
Less dividends and distributions:
From net investment income	(0.20)	(0.36)	(0.47)	(0.41)	(0.32)	(0.49)
From net realized gain	—	(0.03)	(0.04)	—	—	—
From return of capital	—	(0.08)	—	(0.05)	(0.14)	—
Total dividends and distributions	(0.20)	(0.47)	(0.51)	(0.46)	(0.46)	(0.49)
Net asset value, at end of period	$9.19	$8.58	$9.28	$9.50	$9.56	$9.15
Total investment return(3)	9.44%(4)	(2.47)%	3.04%	4.28%	9.74%	0.25%
Supplemental Data and Ratios
Net assets, end of period (000’s)	$43,206	$39,483	$32,531	$18,370	$19,733	$19,903
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.93%(5)	0.92%	0.94%	1.03%	1.16%	1.29%
Ratio of net expenses to average net assets(6)	0.75%(5)	0.75%	0.75%	0.71%(7)	0.75%	0.75%
Ratio of net investment income to average net assets	4.53%(5)	4.87%	5.01%	4.78%	4.90%	5.07%
Portfolio turnover rate	17.35%(4)	37.23%	46.51%	57.74%	47.06%	62.99%

(1)
Unaudited.

(2)
Calculated using average shares outstanding.

(3)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(4)
Not annualized.

(5)
Annualized for periods less than one full year.

(6)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

(7)
Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

76

Barings Global Floating Rate Fund
FINANCIAL HIGHLIGHTS
	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016
Per Common Share Data
Net asset value, beginning of period	$8.58	$9.27	$9.50	$9.56	$9.15	$9.62
Income from investment operations:
Net investment income(2)	0.20	0.44	0.47	0.46	0.47	0.47
Net realized and unrealized gain (loss)	0.60	(0.66)	(0.19)	(0.06)	0.40	(0.45)
Total increase (decrease) from investment operations	0.80	(0.22)	0.28	0.40	0.87	0.02
Less dividends and distributions:
From net investment income	(0.20)	(0.36)	(0.47)	(0.41)	(0.32)	(0.49)
From net realized gain	—	(0.03)	(0.04)	—	—	—
From return of capital	—	(0.08)	—	(0.05)	(0.14)	—
Total dividends and distributions	(0.20)	(0.47)	(0.51)	(0.46)	(0.46)	(0.49)
Net asset value, at end of period	$9.18	$8.58	$9.27	$9.50	$9.56	$9.15
Total investment return (3)	9.44%(4)	(2.54)%	3.03%	4.27%	9.73%	0.22%
Supplemental Data and Ratios
Net assets, end of period (000’s)	$122,871	$131,302	$187,887	$172,736	$122,736	$125,957
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.00%(5)	0.99%	0.96%	1.01%	1.14%	1.27%
Ratio of net expenses to average net assets(6)	0.75%(5)	0.75%	0.75%	0.71%(7)	0.75%	0.75%
Ratio of net investment income to average net assets	4.53%(5)	4.89%	4.99%	4.79%	4.90%	5.08%
Portfolio turnover rate	17.35%(4)	37.23%	46.51%	57.74%	47.06%	62.99%

(1)
Unaudited.

(2)
Calculated using average shares outstanding.

(3)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(4)
Not annualized.

(5)
Annualized for periods less than one full year.

(6)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

(7)
Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

77

Barings Global Credit Income Opportunities Fund
FINANCIAL HIGHLIGHTS
	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016
Per Common Share Data
Net asset value, beginning of period	$8.14	$8.93	$9.32	$9.51	$8.80	$9.51
Income from investment operations:
Net investment income(2)	0.25	0.46	0.50	0.49	0.55	0.56
Net realized and unrealized gain (loss)	0.62	(0.79)	(0.30)	(0.19)	0.71	(0.66)
Total increase (decrease) from investment operations	0.87	(0.33)	0.20	0.30	1.26	(0.10)
Less dividends and distributions:
From net investment income	(0.23)	(0.40)	(0.48)	(0.47)	(0.50)	(0.61)
From net realized gain	—	—	(0.10)	—	—	—
From return of capital	—	(0.06)	(0.01)	(0.02)	(0.05)	—
Total dividends and distributions	(0.23)	(0.46)	(0.59)	(0.49)	(0.55)	(0.61)
Net asset value, at end of period	$8.78	$8.14	$8.93	$9.32	$9.51	$8.80
Total investment return(3)	10.81%(4)	(3.69)%	2.39%	3.24%	14.61%	(0.84)%
Supplemental Data and Ratios
Net assets, end of period (000’s)	$7,702	$44,860	$51,205	$60,507	$26,904	$12,340
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.35%(5)	1.32%	1.36%	1.38%	1.56%	1.90%
Ratio of net expenses to average net assets(6)	1.20%(5)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	5.86%(5)	5.35%	5.46%	5.17%	5.83%	6.28%
Portfolio turnover rate	28.09%(4)	64.23%	58.78%	52.29%	48.69%	58.08%

(1)
Unaudited.

(2)
Calculated using average shares outstanding.

(3)
Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(4)
Not annualized.

(5)
Annualized for periods less than one full year.

(6)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

78

Barings Global Credit Income Opportunities Fund
FINANCIAL HIGHLIGHTS
	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016
Per Common Share Data
Net asset value, beginning of period	$8.13	$8.92	$9.31	$9.50	$8.79	$9.50
Income from investment operations:
Net investment income(2)	0.21	0.39	0.43	0.42	0.48	0.49
Net realized and unrealized gain (loss)	0.64	(0.78)	(0.29)	(0.19)	0.71	(0.65)
Total increase (decrease) from investment operations	0.85	(0.39)	0.14	0.23	1.19	(0.16)
Less dividends and distributions:
From net investment income	(0.20)	(0.35)	(0.42)	(0.40)	(0.43)	(0.55)
From net realized gain	—	—	(0.10)	—	—	—
From return of capital	—	(0.05)	(0.01)	(0.02)	(0.05)	—
Total dividends and distributions	(0.20)	(0.40)	(0.53)	(0.42)	(0.48)	(0.55)
Net asset value, at end of period	$8.78	$8.13	$8.92	$9.31	$9.50	$8.79
Total investment return(3)	10.43%(4)	(4.41)%	1.63%	2.47%	13.75%	(1.59)%
Supplemental Data and Ratios
Net assets, end of period (000’s)	$7,550	$7,421	$8,462	$8,842	$6,628	$3,578
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.20%(5)	2.18%	2.21%	2.21%	2.39%	2.91%
Ratio of net expenses to average net assets(6)	1.95%(5)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	4.96%(5)	4.60%	4.73%	4.44%	5.12%	5.50%
Portfolio turnover rate	28.09%(4)	64.23%	58.78%	52.29%	48.69%	58.08%

(1)
Unaudited.

(2)
Calculated using average shares outstanding.

(3)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(4)
Not annualized.

(5)
Annualized for periods less than one full year.

(6)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

79

Barings Global Credit Income Opportunities Fund
FINANCIAL HIGHLIGHTS
	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016
Per Common Share Data
Net asset value, beginning of period	$8.14	$8.93	$9.32	$9.50	$8.80	$9.51
Income from investment operations:
Net investment income(2)	0.25	0.48	0.52	0.51	0.58	0.58
Net realized and unrealized gain (loss)	0.63	(0.79)	(0.29)	(0.18)	0.70	(0.65)
Total increase (decrease) from investment operations	0.88	(0.31)	0.23	0.33	1.28	(0.07)
Less dividends and distributions:
From net investment income	(0.24)	(0.41)	(0.51)	(0.49)	(0.52)	(0.64)
From net realized gain	—	—	(0.10)	—	—	—
From return of capital	—	(0.07)	(0.01)	(0.02)	(0.06)	—
Total dividends and distributions	(0.24)	(0.48)	(0.62)	(0.51)	(0.58)	(0.64)
Net asset value, at end of period	$8.78	$8.14	$8.93	$9.32	$9.50	$8.80
Total investment return(3)	10.99%(4)	(3.45)%	2.65%	3.49%	14.90%	(0.61)%
Supplemental Data and Ratios
Net assets, end of period (000’s)	$23,558	$21,606	$23,203	$21,788	$22,228	$24,689
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.09%(5)	1.07%	1.09%	1.13%	1.27%	1.54%
Ratio of net expenses to average net assets(6)	0.95%(5)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.96%(5)	5.60%	5.69%	5.45%	6.22%	6.54%
Portfolio turnover rate	28.09%(4)	64.23%	58.78%	52.29%	48.69%	58.08%

(1)
Unaudited.

(2)
Calculated using average shares outstanding.

(3)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(4)
Not annualized.

(5)
Annualized for periods less than one full year.

(6)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

80

Barings Global Credit Income Opportunities Fund
FINANCIAL HIGHLIGHTS
	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016
Per Common Share Data
Net asset value, beginning of period	$8.14	$8.93	$9.31	$9.50	$8.80	$9.51
Income from investment operations:
Net investment income(2)	0.25	0.48	0.52	0.51	0.57	0.59
Net realized and unrealized gain (loss)	0.63	(0.79)	(0.28)	(0.19)	0.71	(0.66)
Total increase (decrease) from investment operations	0.88	(0.31)	0.24	0.32	1.28	(0.07)
Less dividends and distributions:
From net investment income	(0.24)	(0.41)	(0.51)	(0.49)	(0.52)	(0.64)
From net realized gain	—	—	(0.10)	—	—	—
From return of capital	—	(0.07)	(0.01)	(0.02)	(0.06)	—
Total dividends and distributions	(0.24)	(0.48)	(0.62)	(0.51)	(0.58)	(0.64)
Net asset value, at end of period	$8.78	$8.14	$8.93	$9.31	$9.50	$8.80
Total investment return(3)	11.00%(4)	(3.44)%	2.64%	3.48%	14.90%	(0.61)%
Supplemental Data and Ratios
Net assets, end of period (000’s)	$132,784	$90,254	$129,621	$140,362	$96,014	$58,312
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.12%(5)	1.10%	1.12%	1.14%	1.28%	1.55%
Ratio of net expenses to average net assets(6)	0.95%(5)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.92%(5)	5.60%	5.71%	5.43%	6.14%	6.56%
Portfolio turnover rate	28.09%(4)	64.23%	58.78%	52.29%	48.69%	58.08%

(1)
Unaudited.

(2)
Calculated using average shares outstanding.

(3)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(4)
Not annualized.

(5)
Annualized for periods less than one full year.

(6)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

81

Barings Emerging Markets Debt Blended Total Return Fund
FINANCIAL HIGHLIGHTS
	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30 , 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016(2)
Per Common Share Data
Net asset value, beginning of period	$10.42	$10.06	$9.51	$10.55	$9.90	$10.00
Income from investment operations:
Net investment income(3)	0.29	0.60	0.55	0.45	0.42	0.43
Net realized and unrealized gain (loss)	0.96	0.38	0.60	(0.64)	0.73	(0.19)
Total increase (decrease) from investment operations	1.25	0.98	1.15	(0.19)	1.15	0.24
Less dividends and distributions:
From net investment income	(0.32)	(0.62)	(0.55)	(0.55)	(0.50)	(0.34)
From net realized gain	(0.20)	—	—	(0.30)	—	(0.00)(4)
From return of capital	—	—	(0.05)	—	—	—
Total dividends and distributions	(0.52)	(0.62)	(0.60)	(0.85)	(0.50)	(0.34)
Net asset value, at end of period	$11.15	$10.42	$10.06	$9.51	$10.55	$9.90
Total investment return(5)	12.31%(6)	10.11%	12.59%	(2.21)%	11.94%	2.62%(6)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$10,493	$6,443	$405	$566	$211	$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.59%(7)	2.08%	3.19%	3.63%	5.77%	6.82%(7)
Ratio of net expenses to average net assets(8)	1.20%(7)	1.20%	1.02%(9)	1.11%(9)	1.15%(9)	1.16%(7)
Ratio of net investment income to average net assets	5.33%(7)	6.21%	5.74%	4.33%	4.17%	6.52%(7)
Portfolio turnover rate	35.57%(6)	126.54%	89.98%	51.95%	55.66%	83.26%(6)

(1)
Unaudited.

(2)
Fund commenced operations on October 21, 2015.

(3)
Calculated using average shares outstanding.

(4)
Amount rounds to less than $.01 per share.

(5)
Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)
Not annualized.

(7)
Annualized for periods less than one full year.

(8)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

(9)
Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

82

Barings Emerging Markets Debt Blended Total Return Fund
FINANCIAL HIGHLIGHTS
	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016(2)
Per Common Share Data
Net asset value, beginning of period	$10.42	$10.06	$9.51	$10.55	$9.90	$10.00
Income from investment operations:
Net investment income(3)	0.25	0.60	0.49	0.48	0.35	0.38
Net realized and unrealized gain (loss)	0.96	0.31	0.59	(0.74)	0.73	(0.19)
Total increase (decrease) from investment operations	1.21	0.91	1.08	(0.26)	1.08	0.19
Less dividends and distributions:
From net investment income	(0.28)	(0.55)	(0.48)	(0.48)	(0.43)	(0.29)
From net realized gain	(0.20)	—	—	(0.30)	—	(0.00)(4)
From return of capital	—	—	(0.05)	—	—	—
Total dividends and distributions	(0.48)	(0.55)	(0.53)	(0.78)	(0.43)	(0.29)
Net asset value, at end of period	$11.15	$10.42	$10.06	$9.51	$10.55	$9.90
Total investment return(5)	11.90%(6)	9.28%	11.78%	(2.90)%	11.11%	2.10%(6)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$258	$225	$261	$277	$222	$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.00%(7)	5.29%	5.02%	5.85%	6.47%	7.57%(7)
Ratio of net expenses to average net assets(8)	1.95%(7)	1.95%	1.71%(9)	1.85%(9)	1.89%(9)	1.90%(7)
Ratio of net investment income to average net assets	4.57%(7)	6.09%	5.14%	4.63%	3.44%	5.79%(7)
Portfolio turnover rate	35.57%(6)	126.54%	89.98%	51.95%	55.66%	83.26%(6)

(1)
Unaudited.

(2)
Fund commenced operations on October 21, 2015.

(3)
Calculated using average shares outstanding.

(4)
Amount rounds to less than $.01 per share.

(5)
Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)
Not annualized.

(7)
Annualized for periods less than one full year.

(8)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

(9)
Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

83

Barings Emerging Markets Debt Blended Total Return Fund
FINANCIAL HIGHLIGHTS
	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016(2)
Per Common Share Data
Net asset value, beginning of period	$10.43	$10.06	$9.51	$10.55	$9.90	$10.00
Income from investment operations:
Net investment income(3)	0.31	0.69	0.59	0.54	0.45	0.45
Net realized and unrealized gain (loss)	0.95	0.32	0.58	(0.70)	0.73	(0.19)
Total increase (decrease) from investment operations	1.26	1.01	1.17	(0.16)	1.18	0.26
Less dividends and distributions:
From net investment income	(0.33)	(0.64)	(0.57)	(0.58)	(0.53)	(0.36)
From net realized gain	(0.20)	—	—	(0.30)	—	(0.00)(4)
From return of capital	—	—	(0.05)	—	—	—
Total dividends and distributions	(0.53)	(0.64)	(0.62)	(0.88)	(0.53)	(0.36)
Net asset value, at end of period	$11.16	$10.43	$10.06	$9.51	$10.55	$9.90
Total investment return(5)	12.45%(6)	10.39%	12.86%	(1.94)%	12.22%	2.79%(6)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$10,443	$14,563	$23,964	$22,650	$5,063	$4,753
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.29%(7)	1.40%	1.44%	1.94%	2.76%	2.58%(7)
Ratio of net expenses to average net assets(8)	0.95%(7)	0.95%	0.73%(9)	0.80%(9)	0.90%(9)	0.92%(7)
Ratio of net investment income to average net assets	5.66%(7)	6.99%	6.18%	5.31%	4.42%	6.77%(7)
Portfolio turnover rate	35.57%(6)	126.54%	89.98%	51.95%	55.66%	83.26%(6)

(1)
Unaudited.

(2)
Fund commenced operations on October 21, 2015.

(3)
Calculated using average shares outstanding.

(4)
Amount rounds to less than $.01 per share.

(5)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)
Not annualized.

(7)
Annualized for periods less than one full year.

(8)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

(9)
Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

84

Barings Emerging Markets Debt Blended Total Return Fund
FINANCIAL HIGHLIGHTS
	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016(2)
Per Common Share Data
Net asset value, beginning of period	$10.42	$10.06	$9.51	$10.55	$9.90	$10.00
Income from investment operations:
Net investment income(3)	0.30	0.67	0.59	0.55	0.45	0.45
Net realized and unrealized gain (loss)	0.96	0.33	0.58	(0.71)	0.73	(0.19)
Total increase (decrease) from investment operations	1.26	1.00	1.17	(0.16)	1.18	0.26
Less dividends and distributions:
From net investment income	(0.33)	(0.64)	(0.57)	(0.58)	(0.53)	(0.36)
From net realized gain	(0.20)	—	—	(0.30)	—	(0.00)(4)
From return of capital	—	—	(0.05)	—	—	—
Total dividends and distributions	(0.53)	(0.64)	(0.62)	(0.88)	(0.53)	(0.36)
Net asset value, at end of period	$11.15	$10.42	$10.06	$9.51	$10.55	$9.90
Total investment return(5)	12.46%(6)	10.33%	12.86%	(1.94)%	12.22%	2.79%(6)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$57,967	$33,429	$25,805	$23,122	$5,340	$4,754
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.26%(7)	1.42%	1.44%	1.95%	2.77%	2.58%(7)
Ratio of net expenses to average net assets(8)	0.95%(7)	0.95%	0.72%(9)	0.80%(9)	0.90%(9)	0.92%(7)
Ratio of net investment income to average net assets	5.56%(7)	6.84%	6.19%	5.38%	4.43%	6.77%(7)
Portfolio turnover rate	35.57%(6)	126.54%	89.98%	51.95%	55.66%	83.26%(6)

(1)
Unaudited.

(2)
Fund commenced operations on October 21, 2015.

(3)
Calculated using average shares outstanding.

(4)
Amount rounds to less than $.01 per share.

(5)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)
Not annualized.

(7)
Annualized for periods less than one full year.

(8)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

(9)
Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

85

Barings Global Emerging Markets Equity Fund
FINANCIAL HIGHLIGHTS
	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019(2)
Per Common Share Data
Net asset value, beginning of period	$10.36	$11.10	$10.00
Income from investment operations:
Net investment income(3)	0.04	0.15	0.06
Net realized and unrealized gain (loss)	2.97	(0.57)	1.04
Total increase (decrease) from investment operations	3.01	(0.42)	1.10
Less dividends and distributions:
From net investment income	(0.09)	(0.20)	—
From net realized gain	—	(0.11)	—
From return of capital	—	(0.01)	—
Total dividends and distributions	(0.09)	(0.32)	—
Net asset value, at end of period	$13.28	$10.36	$11.10
Total investment return(4)	29.19%(5)	(4.02)%	11.04%(5)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$133	$104	$111
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.16%(6)	9.06%	7.43%(6)
Ratio of net expenses to average net assets(7)(8)	1.40%(6)	1.45%	1.45%(6)
Ratio of net investment income to average net assets	0.61%(6)	1.46%	0.73%(6)
Portfolio turnover rate	11.24%(5)	18.80%	7.48%(5)

(1)
Unaudited.

(2)
Fund commenced operations on September 17, 2018.

(3)
Calculated using average shares outstanding.

(4)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)
Not annualized.

(6)
Annualized for periods less than one full year.

(7)
As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.15% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 1.45% as a percentage of net assets.

(8)
Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

86

Barings Global Emerging Markets Equity Fund
FINANCIAL HIGHLIGHTS
	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019(2)
Per Common Share Data
Net asset value, beginning of period	$10.32	$11.04	$10.00
Income from investment operations:
Net investment income(3)	(0.01)	0.07	0.00(4)
Net realized and unrealized gain (loss)	2.96	(0.57)	1.04
Total increase (decrease) from investment operations	2.95	(0.50)	1.04
Less dividends and distributions:
From net investment income	(0.05)	(0.10)	—
From net realized gain	—	(0.11)	—
From return of capital	—	(0.01)	—
Total dividends and distributions	(0.05)	(0.22)	—
Net asset value, at end of period	$13.22	$10.32	$11.04
Total investment return(5)	28.70%(6)	(4.74)%	10.39%(6)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$132	$103	$110
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.92%(7)	9.82%	8.19%(7)
Ratio of net expenses to average net assets(8)(9)	2.15%(7)	2.20%	2.20%(7)
Ratio of net investment income (loss) to average net assets	(0.14)%(7)	0.71%	(0.03)%(7)
Portfolio turnover rate	11.24%(6)	18.80%	7.48%(6)

(1)
Unaudited.

(2)
Fund commenced operations on September 17, 2018.

(3)
Calculated using average shares outstanding.

(4)
Amount rounds to less than $.01 per share.

(5)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)
Not annualized.

(7)
Annualized for periods less than one full year.

(8)
As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.90% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 2.20% as a percentage of net assets.

(9)
Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

87

Barings Global Emerging Markets Equity
FINANCIAL HIGHLIGHTS
	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020(2)	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019(2)
Per Common Share Data
Net asset value, beginning of period	$10.38	$11.13	$10.00
Income from investment operations:
Net investment income(3)	0.05	0.18	0.08
Net realized and unrealized gain (loss)	2.98	(0.58)	1.05
Total increase (decrease) from investment operations	3.03	(0.40)	1.13
Less dividends and distributions:
From net investment income	(0.11)	(0.22)	—
From net realized gain	—	(0.11)	—
From return of capital	—	(0.02)	—
Total dividends and distributions	(0.11)	(0.35)	—
Net asset value, at end of period	$13.30	$10.38	$11.13
Total investment return(4)	29.36%(5)	(3.78)%	11.26%(5)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$6,519	$5,085	$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.51%(6)	2.96%	2.94%(6)
Ratio of net expenses to average net assets(7)(8)	1.15%(6)	1.20%	1.20%(6)
Ratio of net investment income to average net assets	0.86%(6)	1.71%	0.98%(6)
Portfolio turnover rate	11.24%(5)	18.80%	7.48%(5)

(1)
Unaudited.

(2)
Fund commenced operations on September 17, 2018.

(3)
Calculated using average shares outstanding.

(4)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)
Not annualized.

(6)
Annualized for periods less than one full year.

(7)
As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 1.20% as a percentage of net assets.

(8)
Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

88

Barings Global Emerging Markets Equity Fund
FINANCIAL HIGHLIGHTS
	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019(2)
Per Common Share Data
Net asset value, beginning of period	$10.38	$11.13	$10.00
Income from investment operations:
Net investment income(3)	0.05	0.18	0.08
Net realized and unrealized gain (loss)	2.98	(0.58)	1.05
Total increase (decrease) from investment operations	3.03	(0.40)	1.13
Less dividends and distributions:
From net investment income	(0.11)	(0.22)	—
From net realized gain	—	(0.11)	—
From return of capital	—	(0.02)	—
Total dividends and distributions	(0.11)	(0.35)	—
Net asset value, at end of period	$13.30	$10.38	$11.13
Total investment return(4)	29.36%(5)	(3.78)%	11.26%(5)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$6,519	$5,085	$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.51%(6)	2.96%	2.94%(6)
Ratio of net expenses to average net assets(7)(8)	1.15%(6)	1.20%	1.20%(6)
Ratio of net investment income to average net assets	0.86%(6)	1.71%	0.98%(6)
Portfolio turnover rate	11.24%(5)	18.80%	7.48%(5)

(1)
Unaudited.

(2)
Fund commenced operations on September 17, 2018.

(3)
Calculated using average shares outstanding.

(4)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)
Not annualized.

(6)
Annualized for periods less than one full year.

(7)
Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

(8)
As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 1.20% as a percentage of net assets.

89

Premier Reorganizations
The financial highlights tables are intended to help you understand the Premier Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Past performance is not necessarily an indication of future results. Other than the information for the six-month period ended March 31, 2021, which is unaudited, the information in the following tables has been derived from the MassMutual High Yield Fund’s and MassMutual Short-Duration Bond Fund’s financial statements, which have been audited by Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, an independent registered public accounting firm, whose report, along with each Premier Fund’s financial statements, is included in the Premier Funds’ Annual Report, which is available on request.
Also included are financial highlights tables for the Selling Funds involved in the Premier Reorganizations. The financial highlights tables are intended to help you understand the financial performance of each class of each of these Selling Funds since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on a Fund share (assuming reinvestment of all dividends and distributions). Past performance is not necessarily an indication of future results. Other than the information for the six-month period ended December 31, 2020, which is unaudited, the information in the tables has been derived from Barings Active Short Duration Bond Fund’s and Barings U.S. High Yield Fund's financial statements, which have been audited by Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, New York 10112, an independent registered public accounting firm, whose report, along with each Selling Fund’s financial statements, is included in the Selling Funds’ Annual Report. Each Selling Fund’s Annual Report and Semi-Annual Report to Shareholders are available free of charge on the Selling Funds’ website, http://www.barings.com/funds/mutual-funds.
90

MassMutual High Yield Fund
Financial Highlights
	Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)c,j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return(l,m)	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waiversj	Net investment income (loss) to average daily net assets
Class I
3/31/21(r)	$8.63	$0.25	$0.53	$0.78	$(0.48)	$—	$(0.48)	$8.93	9.19%(b)	$375,661	0.53%(a)	N/A	5.63%(a)
9/30/20	9.21	0.50	(0.52)	(0.02)	(0.56)	—	(0.56)	8.63	(0.28)%	375,807	0.53%	N/A	5.79%
9/30/19	9.27	0.56	(0.10)	0.46	(0.52)	—	(0.52)	9.21	5.45%	326,836	0.54%	0.54%(n)	6.31%
9/30/18	9.62	0.58	(0.33)	0.25	(0.60)	—	(0.60)	9.27	2.78%	382,927	0.54%	0.54%n	6.32%
9/30/17	9.29	0.62	0.28	0.90	(0.57)	—	(0.57)	9.62	10.22%	242,645	0.54%	0.54%n	6.63%
9/30/16	8.98	0.62	0.28	0.90	(0.59)	—	(0.59)	9.29	10.86%	220,759	0.57%	0.55%	7.05%
	Six months ended March 31, 2021(b,r)	Year ended September 30
		2020	2019	2018	2017	2016
Portfolio turnover rate	37%	79%	54%	38%	70%	50%

(a)
Annualized.

(b)
Percentage represents the results for the period and is not annualized.

(c)
Per share amount calculated on the average shares method.

(j)
Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.

(l)
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(m)
Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(n)
Expenses incurred during the period fell under the expense cap.

(r)
Unaudited.

91

MassMutual Short-Duration Bond Fund
Financial Highlights
	Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return(l,m)	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
3/31/21(r)	$10.09	$0.13	$0.21	$0.34	$(0.45)	$—	$(0.45)	$9.98	3.45%(b)	$199,290	0.43%(a)	2.67%(a)
9/30/20	10.31	0.34	(0.21)	0.13	(0.35)	—	(0.35)	10.09	1.26%	189,805	0.42%	3.41%
9/30/19	10.30	0.32	0.08	0.40	(0.39)	—	(0.39)	10.31	4.05%	204,282	0.43%	3.13%
9/30/18	10.40	0.27	(0.10)	0.17	(0.27)	—	(0.27)	10.30	1.65%	163,465	0.39%	2.64%
9/30/17	10.39	0.23	0.03	0.26	(0.25)	—	(0.25)	10.40	2.57%	299,768	0.40%	2.20%
9/30/16	10.46	0.20	0.00d	0.20	(0.27)	—	(0.27)	10.39	1.98%	166,281	0.40%	1.97%
	Six months ended March 31, 2021(b,r)	Year ended September 30
		2020	2019	2018	2017	2016
Portfolio turnover rate	40%	37%	55%	68%	72%	87%

(a)
Annualized.

(b)
Percentage represents the results for the period and is not annualized.

(c)
Per share amount calculated on the average shares method.

(d)
Amount is less than $0.005 per share.

(l)
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(m)
Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

(r)
Unaudited.

92

Barings Active Short Duration Bond Fund
FINANCIAL HIGHLIGHTS
	CLASS A
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016(2)
Per Common Share Data
Net asset value, beginning of period	$9.50	$9.94	$9.88	$10.01	$9.98	$10.00
Income from investment operations:
Net investment income(3)	0.11	0.27	0.27	0.21	0.17	0.15
Net realized and unrealized gain (loss)	0.35	(0.44)	0.08	(0.10)	0.03	(0.03)(4)
Total increase (decrease) from investment operations	0.46	(0.17)	0.35	0.11	0.20	0.12
Less dividends and distributions:
From net investment income	(0.11)	(0.27)	(0.27)	(0.21)	(0.17)	(0.14)
From net realized gain	—	—	(0.02)	(0.03)	(0.00)(5)	—
Total dividends and distributions	(0.11)	(0.27)	(0.29)	(0.24)	(0.17)	(0.14)
Net asset value, at end of period	$9.85	$9.50	$9.94	$9.88	$10.01	$9.98
Total investment return(6)	4.92%(7)	(1.68)%	3.52%	1.10%	2.12%	1.17%(7)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$39,450	$43,022	$135,981	$177,020	$119,189	$39,992
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.91%(8)	0.85%	0.90%	0.94%	1.06%	1.18%(8)
Ratio of net expenses to average net assets(9)	0.65%(8)	0.65%	0.65%	0.65%	0.65%	0.65%(8)
Ratio of net investment income to average net assets	2.33%(8)	2.81%	2.75%	2.15%	1.72%	1.51%(8)
Portfolio turnover rate	29.88%(7)	58.11%	43.15%	53.33%	88.52%	218.67%(7)

(1)
Unaudited.

(2)
Fund commenced operations on July 8, 2015.

(3)
Calculated using average shares outstanding.

(4)
The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(5)
Amount rounds to less than $.01 per share.

(6)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)
Not annualized.

(8)
Annualized for periods less than one full year.

(9)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.65% as a percentage of average daily net assets.

93

Barings Active Short Duration Bond Fund
FINANCIAL HIGHLIGHTS
	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016(2)
Per Common Share Data
Net asset value, beginning of period	$9.49	$9.93	$9.87	$10.01	$9.97	$10.00
Income from investment operations:
Net investment income(3)	0.10	0.25	0.25	0.19	0.19	0.07
Net realized and unrealized gain (loss)	0.35	(0.44)	0.08	(0.11)	0.05	(0.03)(4)
Total increase (decrease) from investment operations	0.45	(0.19)	0.33	0.08	0.24	0.04
Less dividends and distributions:
From net investment income	(0.10)	(0.25)	(0.25)	(0.19)	(0.20)	(0.07)
From net realized gain	—	—	(0.02)	(0.03)	(0.00)(5)	—
Total dividends and distributions	(0.10)	(0.25)	(0.27)	(0.22)	(0.20)	(0.07)
Net asset value, at end of period	$9.84	$9.49	$9.93	$9.87	$10.01	$9.97
Total investment return(6)	4.79%(7)	(1.96)%	3.23%	0.84%	2.41%	0.39%(7)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,359	$2,498	$1,178	$1,139	$236	$257
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.38%(8)	1.41%	1.70%	1.95%	3.09%(9)	5.44%(8)(10)
Ratio of net expenses to average net assets(11)	0.90%(8)	0.90%	0.90%	0.90%	0.40%(9)	1.40%(8)(10)
Ratio of net investment income to average net assets	2.08%(8)	2.56%	2.51%	1.92%	1.94%(9)	0.71%(8)(10)
Portfolio turnover rate	29.88%(7)	58.11%	43.15%	53.33%	88.52%	218.67%(7)

(1)
Unaudited.

(2)
Fund commenced operations on July 8, 2015.

(3)
Calculated using average shares outstanding.

(4)
The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(5)
Amount rounds to less than $.01 per share.

(6)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)
Not annualized.

(8)
Annualized for periods less than one full year.

(9)
Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.

(10)
Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 or 0.50% of average net assets over the period. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.

(11)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.

94

Barings Active Short Duration Bond Fund
FINANCIAL HIGHLIGHTS
	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016(2)
Per Common Share Data
Net asset value, beginning of period	$9.49	$9.93	$9.87	$10.01	$9.97	$10.00
Income from investment operations:
Net investment income(3)	0.13	0.30	0.30	0.24	0.20	0.17(4)
Net realized and unrealized gain (loss)	0.35	(0.44)	0.07	(0.11)	0.04	(0.04)
Total increase (decrease) from investment operations	0.48	(0.14)	0.37	0.13	0.24	0.13
Less dividends and distributions:
From net investment income	(0.13)	(0.30)	(0.29)	(0.24)	(0.20)	(0.16)
From net realized gain	—	—	(0.02)	(0.03)	(0.00)(5)	—
Total dividends and distributions	(0.13)	(0.30)	(0.31)	(0.27)	(0.20)	(0.16)
Net asset value, at end of period	$9.84	$9.49	$9.93	$9.87	$10.01	$9.97
Total investment return(6)	5.05%(7)	(1.45)%	3.78%	1.35%	2.38%	1.36%(7)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$745,872	$656,611	$578,272	$252,325	$204,464	$109,645
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.62%(8)	0.63%	0.61%	0.70%	0.82%	0.87%(8)
Ratio of net expenses to average net assets(9)	0.40%(8)	0.40%	0.40%	0.40%	0.40%	0.41%(8)
Ratio of net investment income to average net assets	2.58%(8)	3.06%	3.06%	2.39%	1.97%	1.73%(8)
Portfolio turnover rate	29.88%(7)	58.11%	43.15%	53.33%	88.52%	218.67%(7)

(1)
Unaudited.

(2)
Fund commenced operations on July 8, 2015.

(3)
Calculated using average shares outstanding.

(4)
The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(5)
Amount rounds to less than $.01 per share.

(6)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)
Not annualized.

(8)
Annualized for periods less than one full year.

(9)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.

95

Barings Active Short Duration Bond Fund
FINANCIAL HIGHLIGHTS
	CLASS L
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	PERIOD FROM MAY 1, 2020 THROUGH JUNE 30, 2020(2)
Per Common Share Data
Net asset value, beginning of period	$9.50	$9.21
Income from investment operations:
Net investment income(3)	0.11	0.05
Net realized and unrealized gain	0.35	0.28
Total increase from investment operations	0.46	0.33
Less dividends and distributions:
From net investment income	(0.11)	(0.04)
Total dividends and distributions	(0.11)	(0.04)
Net asset value, at end of period	$9.85	$9.50
Total investment return(4)	4.92%(5)	3.52%(5)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$95,432	$101,272
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.79%(6)	0.92%(6)
Ratio of net expenses to average net assets(7)	0.65%(6)	0.65%(6)
Ratio of net investment income to average net assets	2.34%(6)	3.17%(6)
Portfolio turnover rate	29.88%(5)	58.11%(5)

(1)
Unaudited.

(2)
Commenced operations on May 1, 2020.

(3)
Calculated using average shares outstanding.

(4)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)
Not annualized.

(6)
Annualized for periods less than one full year.

(7)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.65% as a percentage of average daily net assets.

96

Barings U.S. High Yield Fund
FINANCIAL HIGHLIGHTS
	CLASS C
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016(2)
Per Common Share Data
Net asset value, beginning of period	$8.91	$9.79	$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.24	0.45	0.51	0.53	0.58	0.33
Net realized and unrealized gain (loss)	0.79	(0.87)	(0.03)	(0.47)	0.64	0.14
Total increase (decrease) from investment operations	1.03	(0.42)	0.48	0.06	1.22	0.47
Less dividends and distributions:
From net investment income	(0.21)	(0.46)	(0.51)	(0.53)	(0.58)	(0.33)
From net realized gain	—	—	—	(0.30)	(0.19)	—
Total dividends and distributions	(0.21)	(0.46)	(0.51)	(0.83)	(0.77)	(0.33)
Net asset value, at end of period	$9.73	$8.91	$9.79	$9.82	$10.59	$10.14
Total investment return(4)	11.62%(5)	(4.39)%	5.03%	0.61%	12.24%	4.85%(5)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$97	$89	$98	$98	$118	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.05%(6)	7.31%	7.14%	6.43%	6.18%	7.30%(6)
Ratio of net expenses to average net assets(7)	1.75%(6)	1.75%	1.75%	1.75%	1.75%	1.73%(6)
Ratio of net investment income to average net assets	5.17%(6)	4.78%	5.27%	5.17%	5.50%	5.08%(6)
Portfolio turnover rate	41.70%(5)	80.66%	55.98%	43.75%	71.57%	77.52%(5)

(1)
Unaudited.

(2)
Fund commenced operations on October 30, 2015.

(3)
Calculated using average shares outstanding.

(4)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)
Not annualized.

(6)
Annualized for periods less than one full year.

(7)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

97

Barings U.S. High Yield Fund
FINANCIAL HIGHLIGHTS
	CLASS I
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016(2)
Per Common Share Data
Net asset value, beginning of period	$8.91	$9.79	$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.25	0.55	0.61	0.63	0.68	0.40
Net realized and unrealized gain (loss)	0.82	(0.87)	(0.03)	(0.47)	0.64	0.13
Total increase (decrease) from investment operations	1.07	(0.32)	0.58	0.16	1.32	0.53
Less dividends and distributions:
From net investment income	(0.26)	(0.56)	(0.61)	(0.63)	(0.68)	(0.39)
From net realized gain	—	—	—	(0.30)	(0.19)	—
Total dividends and distributions	(0.26)	(0.56)	(0.61)	(0.93)	(0.87)	(0.39)
Net asset value, at end of period	$9.72	$8.91	$9.79	$9.82	$10.59	$10.14
Total investment return(4)	12.18%(5)	(3.43)%	6.07%	1.61%	13.36%	5.53%(5)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,059	$11,046	$12,135	$14,816	$15,720	$14,863
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.03%(6)	1.11%	1.11%	1.28%	1.36%	1.38%(6)
Ratio of net expenses to average net assets(7)	0.75%(6)	0.75%	0.75%	0.75%	0.75%	0.74%(6)
Ratio of net investment income to average net assets	5.43%(6)	5.78%	6.28%	6.16%	6.50%	6.11%(6)
Portfolio turnover rate	41.70%(5)	80.66%	55.98%	43.75%	71.57%	77.52%(5)

(1)
Unaudited.

(2)
Fund commenced operations on October 30, 2015.

(3)
Calculated using average shares outstanding.

(4)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)
Not annualized.

(6)
Annualized for periods less than one full year.

(7)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

98

Barings U.S. High Yield Fund
FINANCIAL HIGHLIGHTS
	CLASS Y
	FOR THE SIX MONTHS ENDED DECEMBER 31, 2020(1)	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016(2)
Per Common Share Data
Net asset value, beginning of period	$8.91	$9.79	$9.82	$10.58	$10.14	$10.00
Income from investment operations:
Net investment income (3)	0.26	0.54	0.61	0.62	0.68	0.39
Net realized and unrealized gain (loss)	0.81	(0.86)	(0.03)	(0.45)	0.63	0.14
Total increase (decrease) from investment operations	1.07	(0.32)	0.58	0.17	1.31	0.53
Less dividends and distributions:
From net investment income	(0.26)	(0.56)	(0.61)	(0.63)	(0.68)	(0.39)
From net realized gain	—	—	—	(0.30)	(0.19)	—
Total dividends and distributions	(0.26)	(0.56)	(0.61)	(0.93)	(0.87)	(0.39)
Net asset value, at end of period	$9.72	$8.91	$9.79	$9.82	$10.58	$10.14
Total investment return(4)	12.18%(5)	(3.43)%	6.09%	1.61%	13.35%	5.52%(5)
Supplemental Data and Ratios
Net assets, end of period (000’s)	$37,840	$32,992	$34,695	$39,176	$14,631	$12,675
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.03%(6)	1.10%	1.09%	1.25%	1.36%	1.42%(6)
Ratio of net expenses to average net assets(7)	0.75%(6)	0.75%	0.75%	0.75%	0.75%	0.74%(6)
Ratio of net investment income to average net assets	5.44%(6)	5.78%	6.27%	6.09%	6.50%	6.06%(6)
Portfolio turnover rate	41.70%(5)	80.66%	55.98%	43.75%	71.57%	77.52%(5)

(1)
Unaudited.

(2)
Fund commenced operations on October 30, 2015.

(3)
Calculated using average shares outstanding.

(4)
Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)
Not annualized.

(6)
Annualized for periods less than one full year.

(7)
The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

99

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT (the “Agreement”) is made as of this        day of December, 2021, by and between Barings Funds Trust, on behalf of each of its series identified in Exhibit A (each such series, a “Selling Fund”), MassMutual Premier Funds, on behalf of each of its series MassMutual High Yield Fund and MassMutual Short-Duration Bond Fund (each such series, a “Premier Fund”), MassMutual Advantage Funds, on behalf of each of its series identified in Exhibit A (each such series, an “Advantage Fund”, and each Advantage Fund and Premier Fund, an “Acquiring Fund”) (each of MassMutual Premier Funds and MassMutual Advantage Funds, an “Acquiring Trust”), solely with respect to Sections 4.3, 6.7, 9.1, 9.2, 11.1, and 11.2 hereof, Barings LLC (“Barings”), and solely with respect to Sections 4.4, 9.1, 9.2, 11.1, and 11.2 hereof, MML Investment Advisers LLC (“MML Advisers”).
The reorganizations contemplated by this Agreement (each, a “Reorganization”) will consist of (i) the transfer of all of the assets of each Selling Fund, as consideration for shares of beneficial interest of the corresponding Acquiring Fund identified in Exhibit A (hereinafter, the “corresponding Acquiring Fund”) (such shares, the “Merger Shares”); (ii) the assumption by each Acquiring Fund of all of the liabilities, debts, obligations, and duties of whatever kind or nature of the corresponding Selling Fund identified in Exhibit A (hereinafter, the “corresponding Selling Fund”); and (iii) the distribution by each Selling Fund, on or after the Closing Date hereinafter referred to, of the Merger Shares pro rata to the shareholders of the corresponding class of the Selling Fund identified in Exhibit B in liquidation and termination of the corresponding Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
This Agreement, with respect to each Reorganization, is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.
Although this Agreement provides for multiple reorganizations, it is to be read and interpreted as if each reorganization between a Selling Fund and the corresponding Acquiring Fund had been the subject of a separate agreement. Each Selling Fund and Barings Funds Trust acting for itself and on behalf of such Selling Fund, and each Acquiring Fund and such Acquiring Fund’s corresponding Acquiring Trust identified in Exhibit A (hereinafter, the “corresponding Acquiring Trust”) acting for itself and on behalf of such Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party. Hereinafter, each reference in this Agreement to “the Selling Fund” shall mean each Selling Fund identified in Exhibit A, each reference in this Agreement to “the Acquiring Fund” shall mean the corresponding Acquiring Fund, each reference in this Agreement to “the Acquiring Trust” shall mean the corresponding Acquiring Trust, and each reference to “the Funds” shall mean each Selling Fund and its corresponding Acquiring Fund.
WHEREAS, the Selling Fund is a separate investment series of Barings Funds Trust, a Massachusetts business trust, with its principal place of business at 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202, an open-end, registered investment company;
WHEREAS, the Acquiring Fund is a separate investment series of the corresponding Acquiring Trust, a Massachusetts business trust, with its principal place of business at 1295 State Street, Springfield, Massachusetts 01111, an open-end, registered investment company;
WHEREAS, the Acquiring Fund is authorized to issue additional shares of beneficial interest;
WHEREAS, the trustees of Barings Funds Trust have determined that the transfer of all of the assets of the Selling Fund in exchange for Merger Shares and the assumption of all of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions set forth herein is in the best interests of the Selling Fund, and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the trustees of the corresponding Acquiring Trust have determined that the issuance and delivery of Merger Shares and the assumption of all of the liabilities of the Selling Fund by the Acquiring Fund in exchange for the transfer of all of the assets of the Selling Fund on the terms and conditions set forth herein are in the best interests of the Acquiring Fund, and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;
WHEREAS, the trustees of Barings Funds Trust and the trustees of the Acquiring Trusts have approved the transactions contemplated hereby, on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND AS CONSIDERATION FOR THE MERGER
SHARES AND ASSUMPTION OF LIABILITIES; DISTRIBUTION TO SELLING FUND
SHAREHOLDERS
1.1
THE TRANSACTIONS.   Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund, subject to all of the Selling Fund’s liabilities as set forth in paragraph 1.3. The Acquiring Fund agrees to acquire those assets and, as consideration therefor, to assume such liabilities and to deliver to the Selling Fund the number of Merger Shares, including fractional Merger Shares, computed in the manner and as of the time and date set forth in Article II. Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2
ASSETS TO BE ACQUIRED.   The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all cash, securities, commodities, interests in derivative instruments, and dividends or interest or other receivables, that are owned by the Selling Fund and any prepaid expenses, other than unamortized reorganizational expenses, shown as an asset on the books of the Selling Fund as of the Closing (such assets, the “Acquired Assets”).

1.3
LIABILITIES TO BE ASSUMED.   The Acquiring Fund shall assume all of the Selling Fund’s liabilities, debts, obligations, and duties as of the Valuation Date (as defined in paragraph 2.1) (such liabilities, the “Assumed Liabilities”). Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Selling Fund’s current and former trustees and officers, acting in their capacities as such, shall survive each Reorganization and shall continue in full force and effect, without any amendment thereto. Each Acquiring Fund agrees that such rights and limitations may be asserted against the Acquiring Fund, its successors and assigns.

1.4
DISTRIBUTION.   On or as soon after the Closing Date (as defined in paragraph 3.1) as is conveniently practicable (the “Liquidation Date”): (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (the “Selling Fund Shareholders”), the Merger Shares received by the Selling Fund pursuant to paragraph 1.1 above; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.6 below. Such liquidation and distribution will be accomplished by the transfer of the Merger Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Merger Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Merger Shares distributed to Selling Fund Shareholders will be of the share class or share classes of the Acquiring Fund identified in Exhibit B as corresponding to the share class or share classes held by such Selling Fund Shareholder in the Selling Fund immediately prior to the Closing (hereinafter, the “corresponding share class”). The Acquiring Fund shall not issue certificates representing the Merger Shares in connection with such distribution.

1.5
OWNERSHIP OF SHARES.   Ownership of the Merger Shares will be shown on the books of ALPS Fund Services, Inc., the Acquiring Fund’s transfer agent.

1.6
TERMINATION.   The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4, and shall cease to operate as a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and thereafter. The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Barings Funds Trust Declaration (defined below), as amended, in accordance with applicable law and that, on and after the Closing Date, the Selling Fund will not conduct any business except in connection with its liquidation and dissolution.

ARTICLE II
VALUATION
2.1
VALUATION OF ASSETS AND LIABILITIES.   The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets, less the value of the Assumed Liabilities attributable to the shares of the Selling Fund, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (such time and date, the “Valuation Date”), using the valuation procedures of the Acquiring Fund in a manner consistent with the Acquiring Fund’s then-current prospectus and statement of additional information and established by the Acquiring Trust’s Board of Trustees for determining net asset value.

2.2
VALUATION OF SHARES.   The net asset value per share of the Merger Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures of the Acquiring Fund in a manner consistent with the Acquiring Fund’s then-current prospectus and statement of additional information and established by the Acquiring Trust’s Board of Trustees for determining net asset value.

2.3
SHARES TO BE ISSUED.   Holders of each class of Selling Fund shares will receive Merger Shares of the corresponding share class of the Acquiring Fund. The number of the Merger Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be the sum of the amounts determined in respect of each class of the Selling Fund by dividing the net assets of the Selling Fund attributable to that class by the net asset value per share of the corresponding share class of the Acquiring Fund determined in accordance with paragraph 2.2.

ARTICLE III
CLOSING AND CLOSING DATE
3.1
CLOSING DATE.   The closing of the transactions contemplated by paragraph 1.1 (the “Closing”) shall take place on or about [ ], 2021 at 7:30 a.m., or such other time and date as the parties may agree (the “Closing Date”). The Closing shall be held at the offices of Ropes & Gray, LLP, or at such other time and/or place or manner (which may include a virtual closing) as the parties may agree.

3.2
EXAMINATION OF PORTFOLIO SECURITIES.   The portfolio securities of the Selling Fund shall be made available by the Selling Fund to the custodian for the Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Selling Fund’s cash shall be delivered by the Selling Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the custodian for the Acquiring Fund.

3.3
EFFECT OF SUSPENSION IN TRADING.   In the event that on the Valuation Date (a) the New York Stock Exchange, the U.S. bond markets, or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall, except as may otherwise be mutually agreed, be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
3.4
TRANSFER AGENT’S CERTIFICATE.   At the Closing, ALPS Fund Services, Inc., as transfer agent for the Selling Fund, shall deliver a certificate of an authorized officer setting forth from its records the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder, all as of the close of business on the Valuation Date. On the Closing Date, the Acquiring Fund shall issue and deliver or cause ALPS Fund Services, Inc. to issue and deliver a confirmation to the Selling Fund evidencing the Merger Shares to be credited on the Closing Date to the Selling Fund’s account or provide evidence satisfactory to the Selling Fund that such Merger Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Selling Fund evidence reasonably satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of Selling Fund shareholders as provided in Section 1.4.

3.5
OTHER CERTIFICATES.   At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1
REPRESENTATIONS OF THE SELLING FUND.   As of the date indicated below or, if no such date is indicated, as of both the date hereof and the Closing Date, the Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)
The Selling Fund is a separate series of a Barings Funds Trust, a business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry on its business as presently conducted, and to carry out its obligations under this Agreement.

(b)
Neither the Selling Fund nor Barings Funds Trust is required to qualify to do business in any jurisdiction in which it is not so qualified and where failure to do so would subject it to any material liability or disability, and it has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as currently being conducted.

(c)
Barings Funds Trust is registered as an open-end management investment company with the Securities and Exchange Commission (the “Commission”) under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect, and the Selling Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of Barings Fund Trust (the “Barings Funds Trust Declaration”) and the 1940 Act.

(d)
The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and 1940 Act, and the rules and regulations of the Commission thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact relating to the Selling Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)
The Selling Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation in any material respect of any provision of the Barings Funds Trust Declaration or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(f)
The Selling Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of business) that if terminated may result in material liability to the Acquiring Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Selling Fund;

(g)
Except as otherwise disclosed to the Acquiring Fund, no material litigation, administrative proceeding, other proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Selling Fund, threatened against the Selling Fund or any of its properties or assets or any person whom the Selling Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. Neither the Selling Fund nor Barings Funds Trust knows of any facts that might form the basis for the institution of such proceedings and the Selling Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(h)
The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Selling Fund, as of the last day of and for its most recently completed fiscal year, audited by Deloitte & Touche LLP, independent registered public accounting firm to the Selling Fund, (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Selling Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied, and the Selling Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Selling Fund’s most recently completed fiscal year. Prior to the Closing Date, the Selling Fund will endeavor to quantify and reflect on its statements of assets and liabilities all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it since the last day of the Selling Fund’s most recently completed fiscal year, whether or not incurred in the ordinary course of business.

(i)
Since the last day of the Selling Fund’s most recently completed fiscal year, there has not, to the knowledge of the Selling Fund, been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness, except as otherwise disclosed to the Acquiring Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change, and changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(j)
As of both the Valuation Date and the Closing Date, the Selling Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Selling Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Selling Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Selling Fund’s investments shown on the schedule of its portfolio investments as of September 30, 2021, referred to in Section 4.1(h) hereof, as supplemented with such changes as the Selling Fund shall make after September 30, 2021, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.
(k)
The execution, delivery, and performance of this Agreement have been duly authorized by the Board of Trustees of Barings Funds Trust (after making the determinations required pursuant to Rule 17a-8(a) under the 1940 Act) and by all necessary action on the part of Barings Funds Trust and the Selling Fund other than any shareholder approval as contemplated by Section 5.2 hereof, and, subject to any such shareholder approval, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)
The Merger Shares to be issued to the Selling Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Selling Fund Shareholders as provided in paragraph 1.4;

(m)
The information relating to the Selling Fund furnished by Barings Funds Trust and the Selling Fund for use in registration statements, proxy materials, if any, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto;

(n)
As of the date of this Agreement, Barings Funds Trust and the Selling Fund have provided the Acquiring Fund with information relating to the Selling Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Selling Fund (the “Proxy Statement/Prospectus”), to be included in a Registration Statement on Form N-14 of the Acquiring Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”), and the 1940 Act in connection with the meeting of shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Selling Fund, and the Closing Date, the Proxy Statement/Prospectus, including the documents contained or incorporated therein by reference, insofar as it relates to the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o)
As of the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been timely filed (giving effect to extensions), all such returns and reports shall have been true, correct and complete in all material respects as of the time of their filing, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. All tax liabilities of the Selling Fund will have been adequately provided for on its books. The Selling Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement. To the best of the Selling Fund’s knowledge, the Selling Fund is not currently under audit, and no material deficiency, liability or assessment has been asserted in writing and no question with respect thereto has been raised in writing by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(p)
For each taxable year of its operation, the Selling Fund has met, and will meet at all relevant times through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Selling Fund has not been nor is now liable for any material income tax pursuant to Section 852 of the Code.

(q)
The Selling Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.

(r)
The authorized capital of Barings Funds Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of

Barings Funds Trust may authorize from time to time. The outstanding shares of beneficial interest of the Selling Fund are divided into the share class or classes identified as belonging to the Selling Fund in Exhibit B, each having the characteristics described in the Proxy Statement/Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except as set forth in the Proxy Statement/Prospectus), and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Selling Fund are outstanding.
(s)
The Selling Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(t)
There are no material contracts outstanding to which the Selling Fund is a party, other than as disclosed in the Prospectus or in the Registration Statement or as disclosed in writing to the Acquiring Fund or its counsel and certified by any Vice President, Secretary or Assistant Secretary of Barings Funds Trust.

(u)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(v)
The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(w)
To the best of the knowledge of each of Barings Funds Trust and the Selling Fund, all of the issued and outstanding shares of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

(x)
No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund in writing by the Selling Fund.

4.2
REPRESENTATIONS OF THE ACQUIRING FUND.   As of the date indicated below or, if no such date is indicated, as of both the date hereof and the Closing Date, the Acquiring Fund represents and warrants to the Selling Fund as follows (provided that the representations under Sections 4.2(t) and 4.2(u) shall be made only by the Advantage Funds, and provided further that the representations under Sections 4.2(k), (l) and (m) shall be made only by the Premier Funds):

(a)
The Acquiring Fund is a separate investment series of the corresponding Acquiring Trust, a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry on its business as presently conducted, and to carry out its obligations under this Agreement.

(b)
Neither the Acquiring Fund nor the Acquiring Trust is required to qualify to do business in any jurisdiction in which it is not so qualified and where failure to do so would subject it to any material liability or disability, and it has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as currently being conducted.

(c)
The Acquiring Trust is registered as an open-end management investment company with the Commission under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust (the “Acquiring Trust Declaration”) and the 1940 Act.

(d)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation in any material respect of the Acquiring Trust’s corresponding organizational documents, as identified in Exhibit A (hereafter, the “Acquiring Trust Organizational Documents”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f)
Except as otherwise disclosed to the Selling Fund, no material litigation, administrative proceeding, other proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Fund nor the Acquiring Trust knows of any facts that might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)
The execution, delivery, and performance of this Agreement have been duly authorized by the Board of Trustees of the Acquiring Trust (after making the determinations required pursuant to Rule 17a-8(a) under the 1940 Act) and by all necessary action on the part of the Acquiring Trust and the Acquiring Fund, this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h)
As of the Closing Date, the Acquiring Trust’s registration statement under the 1933 Act with respect to the Merger Shares will be in full force and effect and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the Commission, and such registration statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Commission thereunder and, as of the effective date of the Registration Statement, the date of the meeting of shareholders of the Selling Fund and the Closing Date, including the documents contained or incorporated therein by reference, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part, provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by the Selling Fund for use in the Registration Statement or the Prospectus.

(i)
The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the

Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund as of the Closing Date will be divided into those share classes identified as belonging to the Acquiring Fund in Exhibit C, shares each having the characteristics described in the Prospectus. All issued and outstanding shares of the Acquiring Fund, including the Merger Shares to be issued hereunder, are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Prospectus) by the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.
(j)
The information relating to the Acquiring Fund furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, if any, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(k)
If the Acquiring Fund is a Premier Fund, as of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been timely filed (giving effect to extensions), all such returns and reports shall have been true, correct and complete in all material respects as of the time of their filing, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. All tax liabilities of the Acquiring Fund will have been adequately provided for on its books. The Acquiring Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement. To the best of the Acquiring Trust or the Acquiring Fund’s knowledge, Acquiring Fund is not currently under audit, and no material deficiency, liability or assessment has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(l)
If the Acquiring Fund is a Premier Fund, for each taxable year of its operation ending on or prior to the Closing Date, the Acquiring Fund has met, and at all relevant times during its taxable year that includes the Closing Date, expects to have met or to be able to meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquiring Fund has not been nor is now liable for any material income tax pursuant to Section 852 of the Code.

(m)
If the Acquiring Fund is a Premier Fund, then the statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquiring Fund at, as of and for its most recently completed fiscal year end, audited by Deloitte & Touche LLP, independent registered public accounting firm to the Acquiring Fund, (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Selling Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such date and for the period then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since its most recently completed fiscal year end.

(n)
Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not, to the knowledge of the Acquiring Fund, been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Selling Fund. For the purposes of this subparagraph (n), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change, and changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

(o)
The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Prospectus, except as previously disclosed in writing to the Selling Fund.

(p)
The books and records of the Acquiring Fund made available to the Selling Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws or the H-S-R Act.

(r)
To the best of the Acquiring Trust and the Acquiring Fund’s knowledge, all of the issued and outstanding shares of the Acquiring Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

(s)
The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(t)
Notwithstanding anything to the contrary in this Section 4.2, each Acquiring Fund that was established as a new series of MassMutual Advantage Funds solely for the purpose of effecting the Reorganization and, prior to the Closing Date, (i) will have carried on no business activity (apart from holding the initial investment of the initial shareholder), (ii) will have no tax attributes (including those specified in Section 381(c) of the Code), (iii) will not have held any property (other than a de minimis amount of assets to facilitate the transaction(s) described in this Agreement) and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Selling Fund immediately prior to the Reorganization; provided, however, that at the time of or before the Reorganization, the Acquiring Fund may hold a de minimis amount of assets to facilitate its organization, and (iv) will not have prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund. Immediately following the liquidation of the Selling Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Advantage Fund will be held by the former holders of Selling Fund shares.

(u)
If the Acquiring Fund is a Advantage Fund, each such Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Closing Date as a “regulated investment company” on Form 1120-RIC; the Acquiring Funds will each be a “fund” (as defined in Section 851(g)(2), eligible for treatment under Section 851(g)(1)) and have not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a “regulated investment company” under Sections 851 and 852; assuming that the corresponding Selling Funds will meet the requirements of Subchapter M for qualification as a “regulated investment company” for its taxable year in which the Reorganization occurs, the Acquiring Funds will meet those requirements, and will be eligible to and will compute its federal income tax under Section 852, for its taxable year in which the Reorganization occurs; and the Acquiring Funds intend to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year.

4.3
REPRESENTATIONS OF BARINGS.   Barings, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)
Barings is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Barings has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)
The execution, delivery and performance of this Agreement have been duly authorized by the appropriate governing body of Barings, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of Barings with respect to Sections 4.3, 9.1, 9.2, 11.1 and 11.2, enforceable against Barings in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)
As of each of the effective date of the Registration Statement, the date of the meeting of shareholders of the Selling Funds and the Closing Date, the Proxy Statement/Prospectus, including the documents contained or incorporated therein by reference, insofar as it relates to Barings, will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.4
REPRESENTATIONS OF MML Advisers.   MML Advisers, on behalf of itself, represents and warrants the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)
MML Advisers is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. MML Advisers has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)
The execution, delivery and performance of this Agreement have been duly authorized by the appropriate governing body of MML Advisers, and, subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement constitutes the valid and binding obligation of MML Advisers with respect to Sections 4.4, 9.1, 9.2, 11.1 and 11.2 enforceable against MML Advisers in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)
As of each of the effective date of the Registration Statement, the date of the meeting of shareholders of the Selling Funds and the Closing Date, the Proxy Statement/Prospectus, including the documents contained or incorporated therein by reference, insofar as it relates to MML Advisers, will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

ARTICLE V
COVENANTS OF THE PARTIES
5.1
The Selling Fund and each Acquiring Fund that is a Premier Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include customary dividends, distributions, subscriptions and redemptions.

5.2
The Selling Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3
In connection with the Selling Fund shareholders’ meeting referred to in paragraph 5.2, the Acquiring Fund will prepare a Proxy Statement/Prospectus for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the Acquiring Fund will prepare and file for registration under the 1933 Act, of the Merger Shares to be distributed to the Selling Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act. The Selling Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement. Without limiting the foregoing, Barings Funds Trust and the Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Selling Fund Shares.
5.4
The information to be furnished by the Selling Fund and for use in the Registration Statement, if any, and the information to be furnished by the Acquiring Fund for use in the Proxy Statement/Prospectus, if any, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5
The Selling Fund will deliver to each of its shareholders of record a copy of the Proxy Statement/Prospectus promptly after it is finalized and the Registration Statement becomes effective with the Commission.

5.6
Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. Without limitation of the foregoing, the Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND
The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing, and, in addition thereto, the satisfaction or waiver of the following further conditions:
6.1
The Acquiring Trust and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed on their behalf by the Acquiring Trust’s President or any Vice President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2
The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund in connection with transactions contemplated by this Agreement.

6.3
All proceedings taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Selling Fund.

6.4
The Acquiring Fund shall have delivered to the Selling Fund a statement of the Acquiring Fund’s assets and liabilities, together with a list of the Acquiring Fund’s portfolio securities as of the Closing Date, certified on the Acquiring Fund’s behalf by Barings Funds Trust’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since September 30, 2021, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

6.5
The Selling Fund shall have received from the Commission, any relevant state securities administrator and the Department of Justice (the “Department”)such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and all such orders shall be in full force and effect.

6.6
The Selling Fund shall have received on the Closing Date an opinion from Ropes & Gray LLP, counsel to the Acquiring Fund, dated as of the Closing Date, with such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein, in form and substance reasonably satisfactory to the Selling Fund, to the following effect:

(a)
The Acquiring Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and, the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Acquiring Trust Organizational Documents;

(b)
This Agreement has been duly authorized, executed, and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and Proxy Statement/Prospectus referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Selling Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)
The Merger Shares to be delivered to the Selling Fund’s shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and non-assessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(d)
The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Trust Organizational Documents or any provision of any material agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Acquiring Trust’s Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of the Acquiring Fund whose responsibility it is to advise the Acquiring Fund with respect to such matters;

(e)
To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act;

(f)
Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement/Prospectus referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

(g)
The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)
The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

6.7
For the period beginning at the Closing Date and ending no less than six years thereafter, Barings, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable in scope and amount to the liability coverage currently applicable to any former and/or current trustees and officers of Barings Funds Trust as of the date of this Agreement, covering the actions of such trustees and officers of Barings Funds Trust for the period(s) they served as such.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing and, in addition thereto, the satisfaction or waiver of the following conditions:
7.1
The Selling Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

7.2
Barings Funds Trust and the Selling Fund shall have delivered to the Acquiring Fund a certificate executed on their behalf by Barings Funds Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Selling Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Selling Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.3
The Acquiring Fund shall have received on the Closing Date an opinion from Ropes & Gray LLP, counsel to the Selling Funds, dated as of the Closing Date, with such assumptions and limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein, in form and substance reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)
Barings Funds Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Selling Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Barings Funds Trust Declaration;

(b)
This Agreement has been duly authorized, executed and delivered on behalf of the Selling Fund and, assuming the Registration Statement and Proxy Statement/Prospectus referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)
The Selling Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Selling Fund will have duly transferred such assets to the Acquiring Fund;

(d)
The execution and delivery of this Agreement did not, and the performance by the Selling Fund of its obligations hereunder will not, violate the Barings Funds Trust Declaration or any provision of any material agreement known to such counsel to which Barings Funds

Trust or the Selling Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any material agreement, judgment or decree to which Barings Funds Trust or the Selling Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Barings Funds Trust Declaration, Bylaws, and the Selling Fund’s then-current prospectus, statement of additional information, or Registration Statement, such counsel may rely upon a certificate of an officer of the Selling Fund whose responsibility it is to advise the Selling Fund with respect to such matters;
(e)
To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Barings Funds Trust or the Selling Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act;

(f)
Such counsel does not know of any legal or governmental proceedings relating to the Selling Fund existing on or before the date of mailing of the Proxy Statement/Prospectus referred to in Section 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required; and

(g)
Barings Funds Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

7.4
The Selling Fund shall have delivered to the Acquiring Fund (i) a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the federal income tax bases of such securities by lot and the holding periods of such securities, as of the Closing Date; and (ii) a copy of the tax books and records of the Selling Fund necessary for purposes of preparing any tax returns required by law to be filed by the Selling Fund after the Closing Date, both certified on the Selling Fund’s behalf by Barings Funds Trust’s President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Selling Fund since its most recently completed fiscal year end, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

7.5
Prior to the Closing, if the Selling Fund is merging into a Premier Fund, the Selling Fund will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (a) (i) all of the excess of (x) the Selling Fund’s interest income excludable from gross income under Section 103 of the Code over (y) the Selling Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund’s investment company taxable income as defined in Section 852 of the Code (computed without regard to any deduction for dividends paid), and (iii) all of the Selling Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for both the current year (which will end on the Closing Date) and, if still timely under Section 855 of the Code, the immediately preceding taxable year; and (b) such additional amount, if any, as is necessary to eliminate any liability of the Selling Fund for excise tax under Section 4982 of the Code.

7.6
The assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Prospectus in effect on the Closing Date, may not properly acquire.

7.7
All proceedings taken by the Selling Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

7.8
The Selling Fund’s transfer agent shall have provided to the Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Selling Fund in the possession of the Selling Fund’s transfer agent as of the Closing Date, (ii) a record specifying the number of Selling

Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Selling Fund Shares and the number of Selling Fund Shares held of record by each such shareholder as of the Valuation Date. The Selling Fund’s transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.
7.9
All of the issued and outstanding shares of the Selling Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Selling Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Selling Fund shall have taken all actions that in the opinion of the Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of the Selling Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Selling Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or its counsel to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Selling Fund to have offered and sold such shares in conformity with such laws.

7.10
The Acquiring Fund will have received from the Commission, any relevant state securities administrator and the Department of Justice such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders will be in full force and effect.

7.11
The Selling Fund’s custodian will have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held by such custodian as of the Valuation Date.

7.12
The Selling Fund will have executed and delivered to the Acquiring Fund an instrument of transfer dated as of the Closing Date pursuant to which the Selling Fund will assign, transfer and convey all of the assets and other property to the Acquiring Fund at the Closing Date in connection with the transactions contemplated by this Agreement.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE SELLING FUND
If any of the conditions set forth in paragraphs 8.2, 8.3, 8.4, 8.5 and 8.6 below do not exist on or before the Closing with respect to the Selling Fund or the Acquiring Fund, either to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. The conditions set forth in paragraphs 8.1, 8.7 and 8.8 below may not be waived by either party to this Agreement, and must be satisfied prior to Closing (provided that the conditions under Sections 8.7 shall only apply to each Advantage Fund and the corresponding Selling Fund, and provided further that the conditions under Section 8.8 shall apply only to each Premier Fund and the corresponding Selling Fund).
8.1
This Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of the Selling Fund (including a majority of those Trustees who are not “interested persons” of the Selling Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of the Acquiring Fund (including a majority of those Trustees who are not “interested persons” of the Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at a duly constituted meeting, at least a majority of the outstanding voting securities of the Selling Fund, as defined in Section 2(a)(42) of the 1940 Act.

8.2
On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3
All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by Barings Funds Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

8.4
The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5
The registration statement of MassMutual Advantage Funds on Form N-1A relating to the shares of beneficial interest of each Acquiring Fund that is a Advantage Fund shall have become effective and no stop order suspending the effectiveness shall have been issued and, to the knowledge of the MassMutual Advantage Funds, no investigation or proceeding for that purpose shall be been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6
There is no material litigation pending with respect to the matters contemplated by this Agreement.

8.7
For each Advantage Fund and the corresponding Selling Fund, the parties hereto shall have received on the Closing Date an opinion from Ropes & Gray LLP, counsel to the Funds, dated as of the Closing Date, which opinion will be based on certain factual representations made by officers of each Trust and certain customary assumptions, in form and substance reasonably satisfactory to the parties, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)
The transfer of all of the Acquired Assets in exchange for the Merger Shares and the assumption by the Acquiring Fund of all of the Assumed Liabilities followed by the distribution of the Merger Shares pro rata to the Selling Fund Shareholders pursuant to this Agreement will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)
Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Merger Shares and the assumption by the Acquiring Fund of the Assumed Liabilities.

(c)
Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Selling Fund with respect to the Acquired Assets in connection with the transfer of the Acquired Assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or with respect to the distribution of the Merger Shares to Selling Fund Shareholders as consideration for their shares of the Selling Fund.

(d)
Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon their receipt of the Merger Shares solely in exchange for Selling Fund shares.

(e)
Under Section 358 of the Code, the aggregate tax basis for the Merger Shares received by each Selling Fund Shareholder will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the exchange, and, under

Section 1223(1) of the Code, the holding period of the Merger Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets).
(f)
Under Section 362(b) of the Code, the tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and under Section 1223(2) of the Code the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund.

(g)
The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury Regulations thereunder.

The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.
8.8
For each Premier Fund and the corresponding Selling Fund, the parties hereto shall have received on the Closing Date an opinion from Ropes & Gray LLP, counsel to the Funds, dated as of the Closing Date, which opinion will be based on certain factual representations made by officers of each Trust and certain customary assumptions, in form and substance reasonably satisfactory to the parties, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, while the matter is not free from doubt, generally for federal income tax purposes:

(a)
The transfer of all of the Acquired Assets in exchange for the Merger Shares and the assumption by the Acquiring Fund of all of the Assumed Liabilities followed by the distribution of the Merger Shares pro rata to the Selling Fund Shareholders pursuant to this Agreement will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)
Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Merger Shares and the assumption by the Acquiring Fund of the Assumed Liabilities.

(c)
Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Selling Fund with respect to the Acquired Assets in connection with the transfer of the Acquired Assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or with respect to the distribution of the Merger Shares to Selling Fund Shareholders as consideration for their shares of the Selling Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing, if any, of the tax year of the Selling Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(d)
Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon their receipt of the Merger Shares solely in exchange for Selling Fund shares.

(e)
Under Section 358 of the Code, the aggregate tax basis for the Merger Shares received by each Selling Fund Shareholder will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the exchange, and, under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets).

(f)
Under Section 362(b) of the Code, the tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, adjusted for any gain or loss required to be recognized as described in (c) above, and, under Section 1223(2) of the Code, the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (c) above, will include the period during which those assets were held by the Selling Fund.

(g)
The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury Regulations thereunder.

The opinion will note and distinguish certain published precedent. It is possible that the IRS or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.
ARTICLE IX
EXPENSES
9.1
All of the expenses of the transactions, including without limitation, accounting, legal and custodial expenses contemplated by this Agreement will be borne by Barings and MML Advisers whether incurred before or after the date of this Agreement, except for any brokerage or other costs relating to transactions in portfolio securities of the Funds. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a)(1) of the Code. If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages, except that Barings and MML Advisers will bear all expenses incurred by the Funds in connection with or arising out of the transactions contemplated by this Agreement, other than any brokerage or other costs relating to transactions in portfolio securities of the Funds.

9.2
Each of Barings Funds Trust, the Acquiring Trust, the Selling Fund, and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

ARTICLE X
ENTIRE AGREEMENT
10.1
The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

ARTICLE XI
TERMINATION
11.1
This Agreement may be terminated by any party to this Agreement by providing notice to the other parties. If the transactions contemplated by this Agreement have not been substantially completed by December 2022, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Selling Fund and the Acquiring Fund.

11.2
Except to the extent provided in Section 9.2 above, in the event of termination of this Agreement, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Selling Fund, the Acquiring Trust, Barings Funds Trust, or their respective trustees, directors, officers and affiliates, to any other party.

11.3
The termination of this Agreement with respect to a Fund and its corresponding Acquiring Fund or Selling Fund, as applicable, will not impact the continuation and enforceability of this Agreement as it applies to each other Fund.

ARTICLE XII
AMENDMENTS
12.1
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by Barings Funds Trust, on behalf of the Selling Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
LIABILITY
13.1
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3
This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

13.4
This Agreement may be executed in written form or using electronic or digital technology, whether it is a computer-generated signature, an electronic copy of the party’s true ink signature, DocuSign, facsimile or otherwise. Delivery of an executed counterpart of the Agreement by facsimile, e-mail transmission via portable document format (.pdf), DocuSign, or other electronic means will be equally as effective and binding as delivery of a manually executed counterpart.

13.5
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.6
A copy of the Barings Funds Trust Declaration is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no shareholder, trustee, officer, agent or employee of Barings Funds Trust shall have any personal liability under this Agreement, and that insofar as it relates to the Selling Fund, this Agreement is binding only upon the assets and properties of the Selling Fund.

13.7
A copy of the Acquiring Trust Declaration is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no shareholder, trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to the Acquiring Fund, this Agreement is binding only upon the assets and properties of the Acquiring Fund.

[Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
Barings Funds Trust, on behalf of each Selling Fund thereof identified on Exhibit A
By:
Name:
Title:
MassMutual Premier Funds, on behalf of each Acquiring Fund thereof identified on Exhibit A
By:
Name:
Title:
MassMutual Advantage Funds, on behalf of each Acquiring Fund thereof identified on Exhibit A
By:
Name:
Title:

Solely for purposes of Sections 4.3, 9.1, 9.2, 11.1, and 11.2, Barings LLC
By:
Name:
Title:
Solely for purposes of Sections 4.4, 9.1, 9.2, 11.1, and 11.2, MML Investment Advisers LLC
By:
Name:
Title:
Execution of this Agreement by each of Barings Funds Trust, MassMutual Premier Funds and MassMutual Advantage Funds, whether as a party itself, a managing member of a party or the managing member of the general partner of a party, is by a duly authorized officer solely in his capacity as an authorized signatory, pursuant to delegated authority from each of Barings Funds Trust, MassMutual Premier Funds and MassMutual Advantage Funds, and not individually. The obligations of or arising out of this Agreement are binding solely on the named parties to this Agreement and are not binding upon any officer or other agent, partner, member or director of each of Barings Funds Trust, MassMutual Premier Funds and MassMutual Advantage Funds individually. A Certificate of Organization of each of Barings Funds Trust, MassMutual Premier Funds and MassMutual Advantage Funds is on file with the Secretary of State of The Commonwealth of Massachusetts.

EXHIBIT A — FUND MAPPING
Selling Fund		Acquiring Fund	Acquiring Trust
Barings Global Floating Rate Fund	⇒	MassMutual Global Floating Rate Fund	MassMutual Advantage Funds
Barings Global Credit Income Opportunities Fund	⇒	MassMutual Global Credit Income Opportunities Fund	MassMutual Advantage Funds
Barings Emerging Markets Debt Blended Total Return Fund	⇒	MassMutual Emerging Markets Debt Blended Total Return Fund	MassMutual Advantage Funds
Barings Global Emerging Markets Equity Fund	⇒	MassMutual Global Emerging Markets Equity Fund	MassMutual Advantage Funds
Barings U.S. High Yield Fund	⇒	MassMutual High Yield Fund	MassMutual Premier Funds
Barings Active Short Duration Bond Fund	⇒	MassMutual Short-Duration Bond Fund	MassMutual Premier Funds

EXHIBIT B — SHARE CLASS MAPPING
Selling Fund	Selling Fund Share Class		Acquiring Fund Share Class	Acquiring Fund
Barings Global Floating Rate Fund	Class A	⇒	Class L	MassMutual Global Floating Rate Fund
	Class C	⇒	Class C
	Class I	⇒	Class I
	Class Y	⇒	Class Y
Barings Global Credit Income Opportunities Fund	Class A	⇒	Class L	MassMutual Global Credit Income Opportunities Fund
	Class C	⇒	Class C
	Class I	⇒	Class I
	Class Y	⇒	Class Y
Barings Emerging Markets Debt Blended Total Return Fund	Class A	⇒	Class L	MassMutual Emerging Markets Debt Blended Total Return Fund
	Class C	⇒	Class C
	Class I	⇒	Class I
	Class Y	⇒	Class Y
Barings Global Emerging Markets Equity Fund	Class A	⇒	Class L	MassMutual Global Emerging Markets Equity Fund
	Class C	⇒	Class C
	Class I	⇒	Class I
	Class Y	⇒	Class Y
Barings U.S. High Yield Fund	Class C	⇒	Class C	MassMutual High Yield Fund
	Class I	⇒	Class I
	Class Y	⇒	Class Y
Barings Active Short Duration Bond Fund	Class A	⇒	Class L	MassMutual Short-Duration Bond Fund
	Class C	⇒	Class C
	Class L	⇒	Class L
	Class Y	⇒	Class Y

EXHIBIT C — ACQUIRING FUND SHARE CLASSES
Acquiring Fund	Acquiring Fund Share Class	Acquiring Trust
MassMutual Global Floating Rate Fund	Class L	MassMutual Advantage Funds
MassMutual Global Floating Rate Fund	Class I	MassMutual Advantage Funds
MassMutual Global Floating Rate Fund	Class Y	MassMutual Advantage Funds
MassMutual Global Floating Rate Fund	Class C	MassMutual Advantage Funds
MassMutual Global Credit Income Opportunities Fund	Class L	MassMutual Advantage Funds
MassMutual Global Credit Income Opportunities Fund	Class I	MassMutual Advantage Funds
MassMutual Global Credit Income Opportunities Fund	Class Y	MassMutual Advantage Funds
MassMutual Global Credit Income Opportunities Fund	Class C	MassMutual Advantage Funds
MassMutual Emerging Markets Debt Blended Total Return Fund	Class L	MassMutual Advantage Funds
MassMutual Emerging Markets Debt Blended Total Return Fund	Class I	MassMutual Advantage Funds
MassMutual Emerging Markets Debt Blended Total Return Fund	Class Y	MassMutual Advantage Funds
MassMutual Emerging Markets Debt Blended Total Return Fund	Class C	MassMutual Advantage Funds
MassMutual Global Emerging Markets Equity Fund	Class L	MassMutual Advantage Funds
MassMutual Global Emerging Markets Equity Fund	Class I	MassMutual Advantage Funds
MassMutual Global Emerging Markets Equity Fund	Class Y	MassMutual Advantage Funds
MassMutual Global Emerging Markets Equity Fund	Class C	MassMutual Advantage Funds
MassMutual High Yield Fund	Class I	MassMutual Premier Funds
MassMutual High Yield Fund	Class Y	MassMutual Premier Funds
MassMutual High Yield Fund	Class R5	MassMutual Premier Funds
MassMutual High Yield Fund	Class A	MassMutual Premier Funds
MassMutual High Yield Fund	Class R4	MassMutual Premier Funds
MassMutual High Yield Fund	Service Class	MassMutual Premier Funds
MassMutual High Yield Fund	Administrative Class	MassMutual Premier Funds
MassMutual High Yield Fund	Class R3	MassMutual Premier Funds
MassMutual High Yield Fund	Class C	MassMutual Premier Funds
MassMutual Short-Duration Bond Fund	Class L	MassMutual Premier Funds
MassMutual Short-Duration Bond Fund	Class I	MassMutual Premier Funds
MassMutual Short-Duration Bond Fund	Class Y	MassMutual Premier Funds
MassMutual Short-Duration Bond Fund	Class R5	MassMutual Premier Funds
MassMutual Short-Duration Bond Fund	Class A	MassMutual Premier Funds
MassMutual Short-Duration Bond Fund	Class R4	MassMutual Premier Funds
MassMutual Short-Duration Bond Fund	Service Class	MassMutual Premier Funds

Acquiring Fund	Acquiring Fund Share Class	Acquiring Trust
MassMutual Short-Duration Bond Fund	Administrative Class	MassMutual Premier Funds
MassMutual Short-Duration Bond Fund	Class R3	MassMutual Premier Funds
MassMutual Short-Duration Bond Fund	Class C	MassMutual Premier Funds

APPENDIX B
SHARE CLASSES MAPPING
Selling Fund	Selling Fund Share Class		Acquiring Fund Share Class	Acquiring Fund
Barings Global Floating Rate Fund	Class A	⇒	Class L	MassMutual Global Floating Rate Fund
	Class C	⇒	Class C
	Class I	⇒	Class I
	Class Y	⇒	Class Y
Barings Global Credit Income Opportunities Fund	Class A	⇒	Class L	MassMutual Global Credit Income Opportunities Fund
	Class C	⇒	Class C
	Class I	⇒	Class I
	Class Y	⇒	Class Y
Barings Emerging Markets Debt Blended Total Return Fund	Class A	⇒	Class L	MassMutual Emerging Markets Debt Blended Total Return Fund
	Class C	⇒	Class C
	Class I	⇒	Class I
	Class Y	⇒	Class Y
Barings Global Emerging Markets Equity Fund	Class A	⇒	Class L	MassMutual Global Emerging Markets Equity Fund
	Class C	⇒	Class C
	Class I	⇒	Class I
	Class Y	⇒	Class Y
Barings U.S. High Yield Fund	Class C	⇒	Class C	MassMutual High Yield Fund
	Class I	⇒	Class I
	Class Y	⇒	Class Y
Barings Active Short Duration Bond Fund	Class A	⇒	Class L	MassMutual Short-Duration Bond Fund
	Class C	⇒	Class C
	Class L	⇒	Class L
	Class Y	⇒	Class Y
B-1

APPENDIX C
Comparison of Fundamental Investment Policies
The 1940 Act requires, and each Acquiring Fund and Selling Fund has, fundamental investment policies relating to investing in commodities, concentration in particular industries, making loans, investing in real estate, acting as an underwriter and issuing senior securities and borrowing money. If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. Although each Fund describes these fundamental investment policies differently, the differences are not material, except that the Acquiring Funds’ industry concentration policy does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or to securities issued by other investment companies while the Selling Fund’s industry concentration policy does not have such exceptions. Fundamental investment policies may not be changed without shareholder approval.
The Funds’ fundamental investment policies are set forth below:
	Selling Funds	Acquiring Funds
Issuing Senior Securities and Borrowing	A Fund will not issue senior securities or borrow money, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.*	A Fund will not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
Underwriting	A Fund will not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.	A Fund will not participate in the underwriting of securities, except to the extent that the Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

*
The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of such borrowing), less the amount of all liabilities and indebtedness (other than any borrowings) of the investment company, bears to the amount of all borrowings is at least 300%.

Under the 1940 Act, a Fund may not issue senior securities or borrow in excess of 331∕3% of the Fund’s total assets (including the proceeds of any such borrowing). Under the 1940 Act, a “senior security” does not include any loan made for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
To the extent a Fund segregates against its commitment under a reverse repurchase agreement or derivative instrument liquid assets equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

	Selling Funds	Acquiring Funds
Industry Concentration	A Fund will not concentrate its investments in a particular industry or, for Barings Global Floating Rate Fund and Barings Global Credit Income Opportunities Fund, group of industries. A Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. A Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).66
A Fund will not concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:
(a)
There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)
There is no limitation for securities issued by other investment companies.

Real Estate	A Fund will not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.	A Fund will not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)
Commodities	A Fund will not purchase physical commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts). Note: A Fund may purchase, sell, or enter into derivatives and derivatives transactions of any kind consistent with its investment policies described in its Prospectus or Statement of Additional Information from time to time, including, without limitation, swaps, options, futures contracts, options on futures contracts, and forward contracts	A Fund will not purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

66
Barings determines industry categories and assigns issuers to them based on a variety of considerations, including relevant third-party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub- industry categories.

	Selling Funds	Acquiring Funds
Issue Loans	A Fund will not make loans except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.67	A Fund will not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
Issuer Concentration	No corresponding policy, although each Fund, apart from Barings Global Emerging Markets Equity Fund, each Fund is diversified under Section 5 of the Investment Company Act of 1940 and may not operate as a non-diversified fund without shareholder approval.	Except for MassMutual Global Emerging Markets Equity Fund, a Fund will not purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.
Comparison of Non-Fundamental Investment Policies
Both the Selling Funds and the Acquiring Funds have a non-fundamental investment policy limiting investments in illiquid securities, but otherwise have different non-fundamental investment policies. Non-fundamental investment policies may be changed without shareholder approval.
Under the applicable non-fundamental investment policy, an Acquiring Fund may not, to the extent required by law at the time, purchase additional securities when its borrowings (less amounts receivable on sales of portfolio securities) exceed 5% of it total assets. An Acquiring Fund also may not sell securities short, but it reserves the right to sell securities short against the box. Additionally, an Acquiring Fund may not, to the extent that its shares are purchased or otherwise acquired by other series of registered open-end investment companies in the Acquiring Fund’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. No such non-fundamental investment policies currently exist for the Selling Fund.
Under its non-fundamental investment policies, the Selling Fund may pledge, mortgage, hypothecate, or otherwise encumber any of its assets to secure borrowings permitted by the Fund’s fundamental investment policy regarding issuing senior securities and borrowing, provided that such amount does not exceed one-third of its total assets. No such non-fundamental investment policy exists for the Acquiring Fund, but Section 18 of the Investment Company Act imposes comparable restrictions.

67
The 1940 Act currently prohibits a Fund from lending money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors’ qualifying shares.

To the extent that a Fund counts derivatives towards compliance with its 80% policy, such instruments will be valued based on their market value or fair value (determined in accordance with the Fund’s valuation procedures) or, when the adviser determines that the notional value of such instruments is a more appropriate measure of the Fund’s exposure to economic characteristics of investments that are consistent with the Fund’s 80% policy, at such notional value.

	Selling Funds	Acquiring Funds
Illiquid Securities	A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid.	A Fund may not invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.
Securing Borrowings	The Fund may pledge, mortgage, hypothecate, or otherwise encumber any of its assets to secure borrowings permitted by the “Issuing Senior Securities and Borrowing” fundamental investment restriction described above; provided that such amount shall not exceed one-third of its total assets.	No corresponding policy
Purchasing Securities When Borrowing Exceed 5%	No corresponding policy	A Fund may not, to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.
Short Selling	No corresponding policy	A Fund may not sell securities short, but reserves the right to sell securities short against the box.
Reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of 1940 Act	No corresponding policy	A Fund may not, to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
The footnotes supplementing the “Comparison of Fundamental Investment Restrictions” and the “Comparison of Non-Fundamental Investment Restrictions” sections above are intended to help investors better understand the meaning of each Fund’s fundamental and non-fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act in the footnotes encompass rules, regulations and orders issued by the SEC and, to the extent deemed appropriate by a Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this Proxy Statement/Prospectus; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental and non- fundamental policies.

APPENDIX D
SUMMARY OF PRINCIPAL RISKS
The following sets forth the principal risks applicable to the Acquiring Fund. The significance of any specific risk to an investment in the Acquiring Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions and other factors. All references to a “Fund” or “the Funds” in this Appendix D refer to an Acquiring Fund or the Acquiring Funds, respectively, unless otherwise noted.
Bank Loans Risk(MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, and MassMutual Emerging Markets Debt Blended Total Return Fund) Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities (also known as “high yield” or “junk” bonds). Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Bank Loans Risk (Premier Funds only) Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities (also known as “high yield” or “junk” bonds). Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
China Investment Risk Investments in Class A Shares and Class B Shares of Chinese companies involve certain risks and considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockages, the risk that the Chinese government may decide not to continue to support economic reform programs, and the risk of nationalization or expropriation of assets.
Convertible Securities Risk (MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, and MassMutual Emerging Markets Debt Blended Total Return Fund) Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying security.
Convertible Securities Risk (MassMutual High Yield Fund only) Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Covenant Lite Loans Risk Loans in which the Fund invests may include covenant lite loans, which carry more risk to the lender than traditional loans as they may contain fewer restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with the usual covenants.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk (MassMutual Global Credit Income Opportunities Fund and MassMutual Global Floating Rate Fund) Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
Defaulted and Distressed Securities Risk (Premier Funds Only) Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. (Premier Funds only)
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk (MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund and MassMutual Global Emerging Markets Equity Fund) The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk, and credit risk.
Fixed Income Securities Risk (Premier Funds only) The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Floating Rate Securities Risk During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
LIBOR Risk Certain instruments in which the Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR, including an extension by the ICE Benchmark Administration to postpone certain aspects of the LIBOR transition to June 2023, and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk (MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund) The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Market Risk (Premier Funds only) The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Middle East Risk Middle Eastern economies tend to be highly reliant on the exportation of commodities. There is limited democratic tradition and many countries are led by family structures. This dynamic may foster dissidence and militancy which could result in significant disruptions in securities markets. Middle Eastern economies may be subject to acts of terrorism, political strife, religious, ethnic, or socioeconomic unrest, and sudden outbreaks of hostilities with neighboring countries.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Non-Diversification Risk Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers than a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.

Preferred Stock Risk  Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Repurchase Agreement Risk These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Reverse Repurchase Agreement Transaction Risk These transactions typically create leverage and subject the Fund to the credit risk of the counterparty.
Risk of Investment in Other Funds or Pools (MassMutual Global Floating Rate Fund and MassMutual Global Credit Income Opportunities Fund) The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds (“ETFs”), in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Risk of Investment in Other Funds or Pools (MassMutual Global Emerging Markets Equity Fund) The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Risk of Investment in Other Funds or Pools (Premier Funds only) The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Russian Securities Risk In response to political and military actions undertaken by Russia, the United States and the European Union instituted numerous sanctions against certain Russian individuals and Russian corporate entities. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of securities offered by Russian issuers. These sanctions and any other intergovernmental actions could result in the immediate freeze of Russian securities, including securities in the form of depositary receipts, impairing the ability of the Fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions and any other intergovernmental actions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia, including the Fund.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Structured Notes Risk Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market, or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

APPENDIX E
PRINCIPAL INVESTMENT STRATEGIES OF THE ACQUIRING FUNDS
The following sets forth the principal investment strategies applicable to the Acquiring Funds. All references to a “Fund” or “the Funds” in this Appendix E refer to an Acquiring Fund or Acquiring Funds, respectively, unless otherwise noted.
MassMutual Global Floating Rate Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income-producing floating rate debt securities, consisting of floating rate loans, bonds, and notes, issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands, and Bermuda are considered North American and Western European companies. Such instruments are primarily, at the time of purchase, rated below investment grade (“junk” or “high yield”) by at least one credit rating agency (below Baa3 by Moody’s Investors Service, Inc. or below BBB- by either S&P Global Ratings, a subsidiary of S&P Global, or Fitch Ratings, Inc.) or, if unrated, determined to be of comparable quality by the subadviser, Barings LLC, or sub-subadviser, Baring International Investment Limited (together with Barings LLC, “Barings”).
The Fund may invest in a wide range of income-producing floating rate loans, bonds, and notes of issuers based in U.S. and non-U.S. markets, but primarily invests in senior secured loans of North American and Western European corporate issuers that are of below investment grade quality. Under normal market conditions, the Fund allocates its assets among various regions and countries (but in no less than three different countries) and invests at least 40% of its net assets in securities of non-U.S. issuers (or, if less, at least the percentage of net assets that is 10 percentage points less than the percentage of the Fund’s benchmark, which is the market weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index (collectively, the “Benchmark”), represented by non-U.S. issuers, as determined by the provider of the Benchmark). A significant portion of the Fund’s investments in floating rate debt securities is denominated in a currency other than the U.S. dollar. Although the Fund’s investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, under normal market conditions, the Fund seeks to hedge substantially all of its exposure to non-U.S. currencies. The Fund may at times have significant exposure to one or more industries or sectors.
The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European loan and other debt markets. For example, the Fund seeks to take advantage of differences in pricing between senior secured loans of an issuer denominated in U.S. dollars and substantially similar senior secured loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.
The Fund invests primarily in senior secured loans (consisting of assignments and participations). The Fund may invest in both floating rate debt instruments and debt instruments that pay a fixed rate of interest; listed and unlisted corporate debt obligations; convertible securities; structured products (consisting of collateralized bond and loan obligations); bank obligations; U.S. government securities; preferred securities and trust preferred securities; unsecured loans; delayed funding loans and revolving credit facilities; when-issued securities, delayed delivery purchases, and forward commitments; zero-coupon bonds, step-up bonds, and payment-in-kind securities; commercial paper; repurchase agreements; and other investment companies. The instruments in which the Fund invests are primarily below investment grade quality, and may include investments in the lowest rating category of the applicable rating agency. The Fund may invest in distressed loans and bonds that are in default at the time of purchase in an effort to protect the Fund’s existing investments in securities of the same issuers. The Fund also may invest in equity securities (consisting of common and preferred stocks, warrants and rights, and limited partnership interests), but invests in such equity investments only for the preservation of capital. The Fund may also use over-the-counter and exchange-traded derivatives for hedging purposes or speculative purposes — as substitutes for investments in securities in which the Fund can invest — provided that, at the time the Fund enters into a derivative transaction, the Fund segregates assets determined to be liquid by the Barings in accordance with procedures established by the Fund’s Board of Trustees, in an amount at least equal to any payment or delivery obligation of the Fund in connection with such derivative transaction. The Fund’s use of derivatives may consist primarily of total return swaps, options, index swaps or swaps on components of an index, interest rate swaps, credit default swaps, and foreign currency forward contracts and futures. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund may invest in investments of any duration or maturity.
The Fund may borrow up to one-third of its assets (including the amount borrowed) to fund redemptions, post collateral for hedges, or to purchase loans, bonds, or structured products prior to settlement of pending sale transactions.
Securities may be sold when Barings believes they no longer represent relatively attractive investment opportunities.
MassMutual Global Credit Income Opportunities Fund
The Fund is managed using an absolute return investment objective, which means that it is not managed relative to the performance of a specific bond index, but rather seeks to generate positive returns over the course of a full market cycle while managing volatility through security selection and possibly hedging to reduce overall exposure to credit and interest rate risk. The Fund seeks absolute total return through a combination of current income and capital appreciation.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt instruments (consisting of loans, bonds, and notes). The Fund may invest in a wide range of debt instruments of issuers based in U.S. and non-U.S. markets, including emerging markets, as well as over-the-counter and exchange-traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time. A significant portion of the Fund’s investments in debt instruments are denominated in a currency other than the U.S. dollar. Although the Fund’s investment in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, under normal market conditions, the Fund seeks to hedge substantially all of its exposure to non-U.S. currencies. The Fund may at times have significant exposure to one or more industries or sectors.
Under normal market conditions, the Fund allocates its assets among various regions and countries (but in no less than three different countries) and invests at least 40% of its net assets in securities of non-U.S. issuers (or, if less, at least the percentage of net assets that is 10 percentage points less than the percentage of the Bank of America/Merrill Lynch Global Non-Financial Developed Markets High Yield Constrained Index, represented by non-U.S. issuers, as determined by the provider of the index). Although the Bank of America/Merrill Lynch Global Non-Financial Developed Markets High Yield Constrained Index is representative of the Fund’s investable universe, the Fund does not seek to be correlated with that index.
The Fund seeks to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund seeks to take advantage of differences in pricing between bonds or loans of an issuer denominated in U.S. dollars and substantially similar bonds or loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.
The Fund invests primarily in high yield debt instruments (consisting of bonds, loans, and notes) of North American and Western European corporate issuers that are of below investment grade quality. The Fund invests in instruments that are, at the time of purchase, rated below investment grade (“junk” or “high yield”) by at least one credit rating agency (below Baa3 by Moody’s Investors Service, Inc. or below BBB‑ by either S&P Global Ratings, a subsidiary of S&P Global, or Fitch Ratings, Inc.) or, if unrated, determined to be of comparable quality by the subadviser, Barings LLC or sub-subadviser Baring International Investment Limited (together with Barings LLC, “Barings”).
The Fund invests primarily in high yield bonds, loans, and notes, but also makes use of a wide range of debt instruments. The Fund may invest in both fixed and floating rate instruments; listed and unlisted corporate debt obligations; convertible securities; structured products (consisting of collateralized bond and loan obligations); bank obligations; U.S. and non-U.S. government securities; preferred securities and trust preferred securities; asset-backed securities; unsecured loans; delayed funding loans and revolving credit facilities; when-issued securities, delayed delivery purchases, and forward commitments; zero-coupon bonds, step-up bonds, and payment-in-kind securities; commercial paper; repurchase agreements; and other investment companies. The Fund’s investments may include investments in the lowest rating category of the applicable rating agency. The Fund may invest in distressed bonds and loans that are in default at the time of purchase in an effort to protect the Fund’s existing investment in securities of the same issuers. The Fund also may invest in equity securities (consisting of common and preferred stocks, warrants and rights, and limited partnership interests), but will invest in such equity investments only for the preservation of capital. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund may invest in fixed income securities or debt instruments issued by emerging market entities or sovereign nations. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey.
The Fund may also use derivatives to a significant extent for risk management and hedging purposes, or for speculative purposes — as substitutes for investments in securities in which the Fund can invest — in order to achieve the Fund’s absolute return objective and manage volatility. The Fund may use over-the-counter and exchange-traded derivatives for a variety of purposes, consisting of: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the Fund’s yield or return as a non-hedging strategy that may be considered speculative. The Fund may establish, through derivatives, net short positions for individual sectors, markets, currencies, or securities, or as a means of adjusting the Fund’s portfolio duration, credit quality, and maturity. The Fund may invest in over-the-counter and exchange-traded derivative instruments provided that, at the time the Fund enters into a derivative transaction, the Fund segregates assets determined to be liquid by Barings in accordance with procedures established by the Fund’s Board of Trustees, in an amount at least equal to any payment or delivery obligation of the Fund in connection with such derivative transaction. The Fund’s use of derivatives may consist primarily of total return swaps, options, index swaps or swaps on components of an index, interest rate swaps, credit default swaps, and foreign currency forward contracts and futures.
The Fund may invest in investments of any duration or maturity.
The Fund may borrow up to one-third of its assets (including the amount borrowed) to fund redemptions, post collateral for hedges, or to purchase loans, bonds, or structured products prior to settlement of pending sale transactions.
Securities may be sold when Barings believes they no longer represent relatively attractive investment opportunities.
MassMutual Emerging Markets Debt Blended Total Return Fund
The Fund invests in debt securities, derivatives, and other instruments that are economically tied to emerging market countries or countries with relatively low gross national product per capita and with the potential for rapid economic growth. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the O.E.C.D. prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Fund focuses its investments in Asia, Africa, the Middle East, Latin America, and the developing countries of Europe.
The Fund will invest in debt instruments of all types, including bonds, notes, U.S. and Group of Ten (commonly referred to as “G10”) country treasury obligations, sovereign issues, covered bonds, commercial paper, and other fixed and floating rate income securities and are either secured or unsecured, and either senior or subordinated. To a limited extent, the Fund may invest in (i) securities that are convertible into equity securities, (ii) equity securities (including warrants and common stock), (iii) certificates of deposit, (iv) bankers’ acceptances, and (v) loan participations and loan assignments which are un-securitized. Although the Fund’s investment in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, under normal market conditions, the Fund seeks to hedge substantially all of its exposure to non-U.S. currencies. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis.
The Fund expects to achieve certain exposures primarily through derivative transactions, including without limitation, forward foreign currency exchange contracts; futures on securities, indexes, currencies, commodities, swaps, and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps, and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities, currencies, or commodities. Derivatives instruments that provide exposure to debt securities that are economically tied to emerging market countries or to a country the subadviser, Barings LLC, or sub-subadviser, Baring International Investment Limited (together with Barings LLC, “Barings”), considers to be equivalent to such countries or have economic characteristics similar to such investments may be used to satisfy the Fund’s 80% policy.
The Fund may invest in both investment grade and below investment grade (“junk” or “high yield” bonds) debt securities. Investment grade debt securities are rated Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s) or BBB- or higher by either S&P Global Ratings, a subsidiary of S&P Global (“S&P”), or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined to be of comparable quality by Barings. Below investment grade debt securities are rated below Baa3 by Moody’s and BBB- by S&P and Fitch or, if unrated, determined by Barings to be of comparable quality.
MassMutual Global Emerging Markets Equity Fund
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of issuers that are economically tied to one or more emerging market countries. The Fund may invest in fixed income securities or debt instruments issued by emerging market entities or sovereign nations. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey.
For purposes of the 80% policy discussed above, a determination that an issuer is economically tied to an emerging market country is based on factors including, but not limited to, whether the issuer is incorporated or listed in one or more emerging market countries, has a significant proportion of its assets or other interests in one or more emerging market countries, or carries on its principal business in or from one or more emerging market countries. The Fund may include exchange-traded funds (“ETFs”) that provide exposure to certain emerging markets for purposes of its 80% policy.
The Fund may invest in all types of securities, many of which will be denominated in currencies other than the U.S. dollar. The securities may be listed on a U.S. or non-U.S. stock exchange or traded in U.S. or non-U.S. over-the-counter markets. In addition to common stocks, the Fund may also invest in other types of equity securities, such as depositary receipts (including American Depositary Receipts and Global Depositary Receipts), ETFs, and participation rights. Although the Fund’s investment in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, under normal market conditions, the Fund seeks to hedge substantially all of its exposure to non-U.S. currencies. The Fund may also invest in fixed income securities and cash and cash equivalents.
The Fund may invest in different regions, countries, industries, and sectors. Under normal market conditions, the Fund allocates its assets among various regions and countries (but in no less than three different countries). The Fund may invest without limit in Russia and China.

In selecting investments for the Fund, the Fund’s subadviser, Barings LLC or sub-subadviser, Baring International Investment Limited (together with Barings LLC, “Barings”), evaluate investment opportunities on a company-by-company basis. This approach includes seeking to identify growth potential unrecognized by market participants through the analysis of factors such as the company’s future financial performance, business model, and management style, while incorporating wider economic and social trends. Barings monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security. These factors may vary in particular cases and may change over time.
The Fund has the flexibility to achieve certain exposures through derivative transactions, including without limitation, forward foreign currency exchange contracts; futures on securities, indexes, currencies, commodities, swaps, and other investments; options; participation notes; and interest rate swaps, cross-currency swaps, total return swaps, and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities, currencies, or commodities. Derivatives instruments that provide exposure to equity securities that are economically tied to emerging market countries or to a country Barings considers to be equivalent to such countries or have economic characteristics similar to such investments may be used to satisfy the Fund’s 80% policy.
The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
MassMutual High Yield Fund
The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. Government or its agencies or instrumentalities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser, Barings LLC (“Barings”)). The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, Barings does not expect that the Fund will invest more than 20% of its total assets in bank loans. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.
In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments); total return swaps (for hedging purposes); and credit default swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments). Use of derivatives by the Fund may create investment leverage.
The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into reverse repurchase agreement transactions. Under normal market conditions, the Fund expects to have a dollar-weighted average portfolio maturity ranging from 4 to 10 years. The Fund’s portfolio may include securities with maturities outside this range, and the range may change from time to time.
In selecting the Fund’s investments, Barings employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer’s financial strength, among other things, before considering trends or macro economic factors. Barings prefers companies that it believes possess one or more of the following characteristics: strong business position, ability to generate free cash flow to repay debt, favorable capital structure, high level of fixed assets, conservative accounting, and respected management or equity sponsor(s) (such management and sponsors would have a good reputation and/or have had prior positive relations with Barings).
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
MassMutual Short-Duration Bond Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the subadviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations.
The Fund may also invest in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default, and including bank loans; normally, 10% or less of the Fund’s total assets will be invested in below investment grade debt securities. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Fund’s subadviser, Barings LLC or sub-subadviser, Baring International Investment Limited (together with Barings LLC, “Barings”), considers that doing so would be consistent with the Fund’s investment objective.
The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate obligations, government and agency issues, private placement bonds, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations. The Fund may also invest in non-dollar denominated high yield bonds, including bank loans, and may invest in securities subject to legal restrictions on resale, some of which may be subject to resale pursuant to Rule 144A.
In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, futures contracts, foreign currency futures and forward contracts, including derivatives thereof (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments or to gain market exposure); total return swaps (for hedging purposes or as a substitute for direct investments); and credit default swaps (for hedging purposes or as a substitute for direct investments). The Fund may invest in common stocks, exchange-traded funds (“ETFs”), or other equity securities and derivatives thereof for hedging purposes or to enhance total return. Use of derivatives by the Fund may create investment leverage.
The Fund may invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis, and may enter into dollar roll or reverse repurchase agreement transactions.
The Fund may invest in (i) securities denominated in currencies of emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey.
The Fund may invest in other investment companies, including investment companies that are advised by the Fund’s investment adviser, subadviser or its affiliates, or by unaffiliated parties.

The Fund seeks to maintain a dollar-weighted average duration of less than three years; Barings may increase or decrease its duration in response to changes in interest rates and other factors. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.
Barings generally selects the Fund’s investments based on its analysis of opportunities and risks of various securities and market sectors. Barings may choose to sell securities with deteriorating credit or limited upside potential compared to other available securities.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Additional Information Regarding Investment Objectives and Principal Investment Strategies
Changes to Investment Objectives and Strategies.   Each Acquiring Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the relevant Acquiring Trust without shareholder approval.
Note Regarding Percentage Limitations.   All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity. With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.
Credit Ratings.   Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.
Duration.   Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, the value of a debt security with a duration of two years would be expected to decline 2% and the value of a debt security with a duration of four years would be expected to decline 4%. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Determining duration may involve estimates of future economic parameters, which may vary from actual future values.
Leverage.   Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.
Temporary Defensive Positions.   At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover.   Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.
Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements.   A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the relevant Statement of Additional Information (“SAI”). A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indexes, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See the SAI for more information regarding those transactions.
A Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A repurchase agreement is a transaction in which a Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.
Foreign Securities.   The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or
(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
In addition, the Funds intend to treat derivative securities (e.g., call options) for this purpose by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

APPENDIX F
MANAGEMENT OF THE ACQUIRING FUNDS
MassMutual Global Floating Rate Fund
PORTFOLIO MANAGER	MANAGED THE PREDECESOR FUND SINCE	TITLE
Sean Feeley	September 2013	Portfolio Manager
Tom McDonnell	September 2013	Portfolio Manager
Martin Horne	September 2013	Portfolio Manager (with sub-subadviser)
David Mihalick	November 2017	Portfolio Manager
Chris Sawyer	March 2020	Portfolio Manager (with sub-subadviser)
MassMutual Global Credit Income Opportunities Fund
PORTFOLIO MANAGER	MANAGED THE PREDECESOR FUND SINCE	TITLE
Sean Feeley	September 2013	Portfolio Manager
Scott Roth	September 2013	Portfolio Manager
Martin Horne	March 2016	Portfolio Manager (with sub-subadviser)
Tom McDonnell	November 2017	Portfolio Manager
David Mihalick	November 2017	Portfolio Manager
Omotunde Lawal	May 2021	Portfolio Manager (with sub-subadviser)
Chris Sawyer	May 2021	Portfolio Manager (with sub-subadviser)
MassMutual Emerging Markets Debt Blended Total Return Fund
PORTFOLIO MANAGER	MANAGED THE PREDECESSOR FUND SINCE	TITLE
Ricardo Adrogué	October 2015	Portfolio Manager
Cem Karacadag	October 2015	Portfolio Manager
Natalia Krol	August 2018	Portfolio Manager
MassMutual Global Emerging Markets Equity Fund
PORTFOLIO MANAGER	MANAGED THE PREDECESSOR FUND SINCE	TITLE
William Palmer	September 2018	Portfolio Manager (with sub-subadviser)
Michael Levy	September 2018	Portfolio Manager (with sub-subadviser)
Isabelle Irish	May 2021	Portfolio Manager (with sub-subadviser)
MassMutual High Yield Fund
PORTFOLIO MANAGER	MANAGED THE ACQUIRING FUND SINCE	TITLE WITH THE ACQUIRING FUND
Sean Feeley	December 2010	Portfolio Manager
Scott Roth	December 2010	Portfolio Manager

MassMutual Short-Duration Bond Fund
PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE
Doug Trevallion	June 2018	Portfolio Manager
Stephen Ehrenberg	November 2019	Portfolio Manager
Yulia Alekseeva	December 2020	Portfolio Manager
Charles Sanford	December 2020	Portfolio Manager
Natalia Krol	May 2021	Portfolio Manager (with sub-subadviser)
Omotunde Lawal	May 2021	Portfolio Manager (with sub-subadviser)
Investment Adviser
MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is the Acquiring Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses.
In 2020, each Acquiring Fund involved in the Premier Reorganizations paid MML Advisers an investment management fee based on a percentage of each such Acquiring Fund’s average daily net assets as follows: 0.35% for the MassMutual Short-Duration Bond Fund and 0.47% for the MassMutual High Yield Fund. Each Acquiring Fund involved in the Advantage Reorganizations will pay MML Advisers an investment management fee based on a percentage of each such Acquiring Fund’s average daily net assets as follows: 0.65% for the MassMutual Global Floating Rate Fund, 0.75% for the MassMutual Global Credit Income Opportunities Fund, 0.75% for the MassMutual Emerging Markets Debt Blended Total Return Fund, and 0.90% for the MassMutual Global Emerging Markets Equity Fund.
A discussion regarding the basis for the Trustees approving any investment advisory contract of the Premier Funds is available in the MassMutual Premier Funds’ annual report to shareholders dated September 30, 2020 and the MassMutual Premier Funds’ semiannual report to shareholders dated March 31, 2021. A discussion regarding the basis for the Trustees approving any investment advisory contract of the Advantage Funds will be available in the Funds’ next annual or semiannual report to shareholders that files after the Funds commence operations.
Each Acquiring Fund also pays MML Advisers an administrative and shareholder services fee to compensate it for providing general administrative services to the Funds and for providing or causing to be provided ongoing shareholder servicing to direct and indirect investors in the Funds. MML Advisers pays substantially all of the fee to third parties who provide shareholder servicing and investor recordkeeping services. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates:
	Class C	Class I	Class L	Class Y
MassMutual Global Floating Rate Fund	0.03%	0.00%	0.04%	0.07%
MassMutual Global Credit Income Opportunities Fund	0.03%	0.00%	0.06%	0.05%
MassMutual Emerging Markets Debt Blended Total Return Fund	0.00%	0.00%	0.02%	0.06%
MassMutual Global Emerging Markets Equity Fund	0.00%	0.00%	0.02%	0.03%
MassMutual High Yield Fund	0.00%	0.00%	N/A	0.05%
MassMutual Short-Duration Bond Fund	0.05%	0.00%(68)	0.05%	0.10%

(68)
Class I shares of MassMutual Short-Duration Bond Fund are not offered through this Proxy Statement/Prospectus

Subadviser and Portfolio Managers
MML Advisers contracts with the following subadviser to help manage the Acquiring Funds. Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.
Barings LLC (“Barings”), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 470 Atlantic Avenue, Boston, Massachusetts 02210 and at 300 South Tryon Street, Charlotte, North Carolina 28202, manages the investments of the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, MassMutual Global Emerging Markets Equity Fund, MassMutual Short-Duration Bond Fund, and MassMutual High Yield Fund. In addition, Baring International Investment Limited (“BIIL”) serves as sub-subadviser for the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, MassMutual Global Emerging Markets Equity Fund, and MassMutual Short-Duration Bond Fund and, subject to the supervision of Barings, is authorized to conduct securities transactions on behalf of these Funds. BIIL is a wholly-owned subsidiary of Barings and its address is 20 Old Bailey, London, EC4M 7BF, United Kingdom.
Ricardo Adrogué                                           is a Managing Director and the Head of, and a portfolio manager for, Barings’ Global Sovereign Debt and Currencies Group. Dr. Adrogué shares primary responsibility for the day-to-day management of the Emerging Markets Debt Blended Total Return Fund. Dr. Adrogué has worked in the industry since 1992 and his experience has encompassed portfolio management, economic strategy, and academia. Prior to joining Barings in 2013, Dr. Adrogué was at Cabezon Investment Group, LLC, as well as at Wellington Management Company, where he oversaw the Emerging Markets Local Debt program. Prior to that, Dr. Adrogué worked at the International Monetary Fund conducting inflation modeling work for central banks and was country desk for Brazil, Costa Rica, and Trinidad and Tobago. He also worked with Salomon Smith Barney/Citigroup as a vice president of markets and economic analysis, a senior economist and a strategist for Panama and Peru, and New York University as an adjunct professor of Latin American Economics.
Yulia Alekseeva, CFA                                   is a Managing Director, the Head of Securitized Credit Research, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. Ms. Alekseeva shares primary responsibility for the day-to-day management of the Short-Duration Bond Fund. Ms. Alekseeva has more than 15 years of industry experience. Prior to re-joining Barings in 2019, Ms. Alekseeva was employed at Canada Pension Plan Investment Board as a Principal in the Structured Credit department, following positions at Bank of America Merrill Lynch and PricewaterhouseCoopers.
Stephen Ehrenberg, CFA                                   is a Managing Director and portfolio manager for Barings’ Investment Grade Fixed Income Group. Mr. Ehrenberg shares primary responsibility for the day-to-day management of the Short-Duration Bond Fund. Mr. Ehrenberg has more than 15 years of industry experience and his experience has encompassed portfolio management and credit analysis for both investment grade and high yield corporate credit. Prior to joining Barings in 2004, Mr. Ehrenberg worked in capital markets at MassMutual as part of the firm’s executive development program.
Sean M. Feeley, CFA                                   is a Managing Director and portfolio manager for Barings’ U.S. High Yield Investments Group. Mr. Feeley shares primary responsibility for the day-to-day management of the Global Floating Rate Fund, Global Credit Income Opportunities

Fund and High Yield Fund. Mr. Feeley is also a member of Barings’ U.S. High Yield Investment Committee and Global High Yield Allocation Committee. His responsibilities include portfolio management for various high yield bond total return strategies. Mr. Feeley has worked in the industry since 1996. Prior to joining Barings in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse in its leveraged finance group.
Martin Horne                                           is a Managing Director and the Head of, and a portfolio manager for, Barings’ Global Public Fixed Income with primary responsibility for the European High Yield, Structured Credit, and Emerging Market Corporate Debt Investment Groups. Mr. Horne shares primary responsibility for the day-to-day management of the Global Floating Rate Fund and Global Credit Income Opportunities Fund. Mr. Horne is also the chairperson of the European High Yield Investment Committee and chairperson of the Global High Yield Allocation Committee. His responsibilities include portfolio management for various loan and multi-strategy portfolios. Mr. Horne has worked in the industry since 1996 and his experience has encompassed the mid-cap, structured credit, investment grade, and leverage finance markets. Prior to joining Barings in 2002, Mr. Horne was a member of the European leverage team at Dresdner Kleinwort Wasserstein. He also held positions at KPMG Corporate Finance, where he advised on complex debt transactions, and National Westminster Bank, in the corporate banking unit.
Isabelle Irish, CFA                                     is a portfolio manager for Barings’ Global Emerging Markets Equity Team. Ms. Irish shares primary responsibility for the day-to-day management of the Global Emerging Markets Equity Fund. Prior to joining Barings in 2013, she spent eight years at Pictet Asset Management, initially as an Analyst on the Global Emerging Markets Team before becoming a Portfolio Manager.
Cem Karacadag                                        is a Managing Director and the Head of, and a portfolio manager for, Barings’ Emerging Markets Sovereign Debt Group. Mr. Karacadag shares primary responsibility for the day-to-day management of the Emerging Markets Debt Blended Total Return Fund. Mr. Karacadag has worked in the industry since 1994 and his experience has encompassed sovereign credit analysis, macroeconomic policy research and advice, and emerging markets fixed income strategy. Prior to joining Barings in 2014, Mr. Karacadag was at OppenheimerFunds, where he worked on sovereign hard currency and local currency investments in Eastern Europe and Asia. Before Oppenheimer, Mr. Karacadag worked at Credit Suisse covering emerging market sovereigns in Asia and Latin America, and at the International Monetary Fund, where he focused on monetary policy instruments, exchange rate policy, and bank restructuring in China, Indonesia, and Eastern Europe. He also held positions at Standard & Poor’s, and the Federal Reserve Bank of New York.
Natalia Krol                                          is a Managing Director and portfolio manager for Barings’ Emerging Markets Corporate Debt Group. Ms. Krol shares primary responsibility for the day-to-day management of the Emerging Markets Debt Blended Total Return Fund and Short-Duration Bond Fund. Ms. Krol has worked in the industry since 2002. Prior to joining Barings in 2014, Ms. Krol was employed at Schroders Investment Management as a credit analyst and Barclays Capital as a research analyst.
Omotunde Lawal, CFA                                   is a Managing Director and the Head of, and a portfolio manager for, Barings’ Emerging Markets Corporate Debt Group. Ms. Lawal shares primary responsibility for the day-to-day management of the Global Credit Income Opportunities Fund and Short-Duration Bond Fund. Ms. Lawal is also the chairperson of the Emerging Markets Corporate Investment Committee, as well as a member of the Global High Yield Allocation Committee and Global Investment Grade Allocation Committee. Ms. Lawal has worked in the industry since 2000. Prior to joining Barings in 2014, Ms. Lawal was employed at Cosford Capital Management as a portfolio manager focusing on high yield and distressed LATAM and CEEMEA corporates, following positions at Standard Bank London, Barclays Capital, and Deloitte & Touche/Arthur Andersen.
Michael Levy                                           is a Managing Director and the Co-Head of, and a portfolio manager for, Barings’ Emerging Equities Team, overseeing the Latam and Emerging Europe functions. Mr. Levy shares primary responsibility for the day-to-day management of the Global

Emerging Markets Equity Fund. Mr. Levy is also co-manager on a number of global emerging markets mandates and was previously an investment manager in the EMEA and Global Frontier Markets Equity Team. Mr. Levy has worked in the industry since 1992. Mr. Levy joined Barings in 2012 after 17 years at AllianceBernstein, where he held a number of equity portfolio management and research roles. He previously worked at Grant Thornton Chartered Accountants as a Partner Trainee.
Tom McDonnell                                         is a Managing Director and portfolio manager for Barings’ U.S. High Yield Investments Group. Mr. McDonnell shares primary responsibility for the day-to-day management of the Global Floating Rate Fund and Global Credit Income Opportunities Fund. Mr. McDonnell is also a member of the U.S. High Yield Investment Committee. His responsibilities include portfolio management for a number of high yield total return portfolios, including global loan and global multi-strategy portfolios. Mr. McDonnell has worked in the industry sine 1996 and his experience has encompassed leveraged loans, distressed credit, and management of total return-focused strategies. Prior to joining Barings in 2005, Mr. McDonnell was a Managing Director at Patriarch Partners, LLC. Before that, Mr. McDonnell worked at Bank of America in the Corporate Finance Group and at Bank One in various risk management and corporate finance positions.
David Mihalick                                           is a Managing Director and the Head of, and a portfolio manager for, Barings’ U.S. Public Fixed Income with primary responsibility for the U.S. High Yield and Investment Grade Investment Groups. Mr. Mihalick shares primary responsibility for the day-to-day management of the Global Floating Rate Fund and Global Credit Income Opportunities Fund. Mr. Mihalick is also the chairperson of the U.S. High Yield Investment Committee, a member of the Global High Yield Allocation Committee, and a portfolio manager on various high yield strategies. Mr. Mihalick previously served as the Head of Barings’ U.S. High Yield Credit Research Group where he was responsible for directing the research efforts of over 25 analysts. Mr. Mihalick has worked in the financial services industry since 2004. Prior to joining Barings in 2008, Mr. Mihalick was a Vice President with Wachovia Securities Leveraged Finance Group. Previously, he served as an officer in the United States Air Force, and worked in the telecommunications industry.
William Palmer                                          is a Managing Director and the Co-Head of, and a portfolio manager for, Barings’ Emerging Equities Team and oversees Barings’ Asia ex Japan investment function. Mr. Palmer shares primary responsibility for the day-to-day management of the Global Emerging Markets Equity Fund. He is also co-manager on a number of global emerging market mandates. Prior to joining Barings in 2011, Mr. Palmer was Senior Asset Manager/Head of Asia ex Japan at KBC Asset Management in Dublin.
Scott D. Roth, CFA                                   is a Managing Director and portfolio manager for Barings’ U.S. High Yield Investments Group. Mr. Roth shares primary responsibility for the day-to-day management of the Global Credit Income Opportunities Fund and High Yield Fund. Mr. Roth is also a member of Barings’ U.S. High Yield Investment Committee and a portfolio manager for various high yield bond total return strategies. Mr. Roth has worked in the industry since 1993. Prior to joining Barings in 2002, Mr. Roth was employed by Webster Bank, was a high yield analyst at Times Square Capital Management, and was an underwriter at Chubb Insurance Company.
Chris Sawyer                                           is a Managing Director and portfolio manager for Barings’ European High Yield Investments Group. Mr. Sawyer shares primary responsibility for the day-to-day management of the Global Credit Income Opportunities Fund and Global Floating Rate Fund. Mr. Sawyer is also a member of Barings’ European High Yield Investments Committee and Barings’ Global High Yield Allocation Committee. His responsibilities include portfolio management for various high yield strategies. Mr. Sawyer has worked in the industry since 2005. Prior to joining Barings’ trading team in 2008, Mr. Sawyer was a member of Barings’ portfolio monitoring team, where he was responsible for the performance analysis of individual portfolio assets.
Charles S. Sanford                                         is a Managing Director and the Head of, and a portfolio manager for, Barings’ Investment Grade Corporate Credit Group. Mr. Sanford shares primary responsibility for the day-to-day management of the Short-Duration Bond Fund. Mr. Sanford has more than 25 years of industry experience. Prior to joining Barings in 2004, Mr. Sanford was employed at Booz, Allen and Hamilton as a management consultant and Bell South where he worked on mergers and acquisitions and internal consulting projects.
Douglas M. Trevallion, II, CFA                                   is a Managing Director, the Head of Global Securitized and Liquid Products, and a portfolio manager for Barings’ Investment Grade Fixed Income Group. Mr. Trevallion shares primary responsibility for the day-to-day management of the Short-Duration Bond Fund. Mr. Trevallion has more than 30 years of industry experience. Prior to joining Barings in 2000, Mr. Trevallion was employed at MassMutual.
The Acquiring Funds’ SAIs provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.
MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to change subadvisers or hire new subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to remove and replace a subadviser in a quick, efficient, and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Acquiring Fund unless the Acquiring Fund’s shareholders have approved this arrangement. As of the date of this Proxy Statement/Prospectus, this exemptive relief is available to each Acquiring Fund.

APPENDIX G
ACQUIRING FUND SHARE CLASS INFORMATION
About the Classes of Shares — C, I, Y and L Shares
Each Acquiring Fund offers between four and ten Classes of shares. The only differences among the various Classes are that (a) each Class is subject to different expenses specific to that Class, including any expenses under a Rule 12b-1 Plan and administrative and shareholder service expenses; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; and (d) each Class has different exchange privileges. Not all of the Classes of a Fund are available in every state. Only Class C and Class Y shares of each Acquiring Fund, as well as Class I shares of each Acquiring Fund except the MassMutual Short-Duration Bond Fund and Class L shares of each Acquiring Fund except the MassMutual High Yield Fund, are offered through this Proxy Statement/Prospectus.
Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $500,000 or more cannot be made in Class C shares. Based on your personal situation, your financial intermediary can help you decide which class of shares makes the most sense for you. A financial intermediary is entitled to receive compensation for purchases made through the financial intermediary and may receive differing compensation for selling different classes of shares.
Shares of Class C of the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund and MassMutual Short-Duration Bond Fund, as well as Class L and Class Y of each Acquiring Fund are subject to an administrative and shareholder services fee described in Appendix F under “Management of the Funds — Investment Adviser.” In addition, Class C and Class L shares are subject to servicing or distribution fees paid under a Rule 12b-1 Plan. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share Class of each of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund, and Barings Global Emerging Markets Equity Fund (each, a “Predecessor Fund” and together the “Predecessor Funds”), as well as for Class I of both MassMutual High Yield Fund and MassMutual Short-Duration Bond Fund, see the “Financial Highlights” tables in this Proxy Statement/Prospectus. Investors may receive different levels of service in connection with investments in different Classes of shares, and intermediaries may receive different levels of compensation in connection with each share Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.
Shares of Class C and Class L do not have any share class eligibility requirements. Class Y shares are sold through financial intermediaries that have special agreements with MML Distributors LLC (the “Distributor”), or MML Advisers and its affiliates, for that purpose.
Class I shares are offered primarily to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Class C, Class Y and Class L shares are offered primarily through other distribution channels, such as broker-dealers or financial institutions.
Class I shares of the Advantage Funds are only available to eligible institutional investors. To be eligible to purchase these Class I shares, an investor must: make a minimum initial investment of $500,000 or more per account (waived for retirement plan service provider platforms); trade through an omnibus, trust, or similar pooled account; and be an “institutional investor” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement plans; retirement plan platforms; insurance companies; registered investment adviser firms; bank trusts; 529 college savings plans; and family offices.
Additional Information.
Purchases of Class Y shares require an initial minimum investment of $100,000; purchases of Class L and Class C shares require an initial minimum investment of $1,000; and purchase of Class I shares require an initial minimum investment of $500,000. For retirement plans, the investment minimum is $250 for each of the initial investment and subsequent investments.

Present and former officers, directors, trustees and employees (and their eligible family members) of each Fund, MML Advisers and its affiliates, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y Shares of each Fund.
Class Y shares are sold at the NAV per share without a sales charge through financial intermediaries that have special agreements with MML Advisers, its affiliates, or the Distributor for that purpose. A financial intermediary that buys Class Y shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging, and transferring a Fund’s other classes of shares (other than the time those orders must be received by the transfer agent) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging, or transferring Class Y shares must be submitted by a financial intermediary, not by its customers for whose benefit the shares are held.
Eligible Class I investors in the Advantage Funds will not bear any commission payments, account servicing fees, recordkeeping fees, Rule 12b-1 fees, transfer agent fees, so called “finder’s fees,” administrative fees, or other similar fees on these Class I shares. These Class I shares are not available directly to individual investors. Individual investors who purchase these Class I shares through retirement plans or other intermediaries will not be eligible to hold these Class I shares outside of their respective retirement plan or intermediary platform.
Class I shares Advantage Funds are sold at the NAV per share without a sales charge. An institutional investor that buys these Class I shares for its customers’ accounts may impose charges on those accounts. The procedures for buying, selling, exchanging, and transferring each Fund’s other classes of shares (other than the time those orders must be received by the transfer agent), and most of the special account features available to investors buying other classes of shares, do not apply to these Class I shares.
Sales Charges by Class
Class C Shares
Your purchases of Class C shares are made at the net asset value per share for Class C shares. Although Class C shares have no front-end sales charge, they carry a contingent deferred sales charges (“CDSC”) of 1.00% (except for Class C shares of MassMutual Short-Duration Bond Fund, which have a CDSC of 0.50%) that is applied to shares sold within the first year after they are purchased. After holding Class C shares for one year, you may sell them at any time without paying a CDSC. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. The Distributor pays your financial intermediary an up-front commission of 1.00% (or, in the case of MassMutual Short-Duration Bond Fund, 0.65%) on sales of Class C shares.
Class C shares held through a financial intermediary in an omnibus account will be converted into Class L shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, for example, when shares are invested through retirement plans or omnibus accounts, a financial intermediary may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class L shares. Thus, the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. In these circumstances, a Fund may not be able to automatically convert Class C shares into Class L shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or its financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class L shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. For clients of financial intermediaries, it is the financial intermediary’s responsibility (and not the Funds’) to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature. In addition, for shareholders invested in Class C shares through a financial intermediary, Class C shares may be automatically exchanged for Class L shares of the Fund under the policies of the financial intermediary, as described in Appendix H of this Proxy Statement/Prospectus. It is solely the responsibility of the respective financial intermediary to administer and support such transactions. Please consult your financial intermediary for more information.

Class L of the MassMutual Short-Duration Bond Fund
Initial Sales Charges
Your purchases of Class L shares of the MassMutual Short-Duration Bond Fund are made at the public offering price for these shares, that is, the NAV per share for Class L shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in a Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the table below, a portion of the sales charge is paid as a commission to your financial intermediary on the sale of Class L shares. The total amount of the sales charge, if any, differs depending on the amount you invest, as shown in the table below.
Amount of Purchase at Offering Price	As a % of the Public Offering Price	As a % of Your Investment	% of Offering Price Paid to Financial Intermediary(1)
Under $250,000	2.00	2.04	1.50
$250,000 or more	0.00	0.00	0.50

(1)
Please refer to the “Distribution Plan, Shareholder Servicing, and Payments to Intermediaries” section below for all distribution and service fees paid by the Fund. The Distributor will pay an investor’s financial intermediary an up-front commission of 1.50% on sales of Class L for purchases under $250,000 and an up-front commission of 0.50% on sales of Class L for purchases of $250,000 or more.

Purchases of Class L shares under $250,000 have a front-end sales charge of 2.00% and purchases of Class L shares of $250,000 or more do not have a front-end sales charge. For purchases of Class L shares of $250,000 or more, a CDSC of 0.50% is applied to shares sold within the first eighteen months after they are purchased. The Distributor pays your financial intermediary an up-front commission of 1.50% on sales of Class L for purchases under $250,000 and an up-front commission of 0.50% on sales of Class L for purchases of $250,000 or more. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge.
Purchases of Class L shares of the Short-Duration Bond Fund made through a financial intermediary that had an agreement in place to sell Class A shares of the Barings Funds Trust will not be subject to any sales charge.
Class L of the Advantage Funds
Initial Sales Charges
Your purchases of Class L shares of the Advantage Funds are made at the public offering price for these shares, that is, the NAV per share for Class L shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in a Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the table below, a portion of the sales charge is paid as a commission to your financial intermediary on the sale of Class L shares. The total amount of the sales charge, if any, differs depending on the amount you invest, as shown in the table below.

Front-End Sales Charge (As a Percentage of the Public Offering Price)/ Front-End Sales Charge (As a Percentage of Your Net Investment)/ Percentage of Offering Price Paid to Financial Intermediary:
Price Breakpoints	MassMutual Global Floating Rate Fund	Other Advantage Funds
Less than $100,000	3.00%/	4.00%/
	3.09%/	4.17%/
	2.50%	3.50%
$100,000 – $249,999	2.50%/	3.25%/
	2.56%/	3.36%/
	2.00%	2.75%
$250,000 – $499,999	2.00%/	2.75%/
	2.04%/	2.83%/
	1.50%	2.25%
$500,000 or more	None/	None/
	None/	None/
	Up to 1.00%	Up to 1.00%
No sales charge is payable at the time of purchase on investments of $500,000 or more. The Distributor will pay a commission to financial intermediaries on sales of $500,000 or more as follows: 1.00% on amounts up to $1 million; plus 0.75% on amounts of $1 million or more but less than $3 million; plus 0.65% on amounts of $3 million or more but less than $5 million; plus 0.50% on amounts of $5 million or more. Class L shares of the Global Floating Rate Fund bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs. Prior to the thirteenth month, the Distributor will retain distribution and service fees described in the “Distribution Plan, Shareholder Servicing, and Payments to Intermediaries” section.
Reduced Class L Sales Charges for Larger Investments.   You may pay a lower sales charge when purchasing Class L shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse, or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Distributor and your financial intermediary, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Acquiring Funds’ transfer agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of MassMutual Advantage Funds, as well as Classes C and Y of the MassMutual High Yield Fund and Classes C, L and Y of the MassMutual Short-Duration Bond Fund. You may also pay a lower sales charge when purchasing Class L shares of the Advantage Funds and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege. In addition, certain investors may purchase shares at no sales charge or at a reduced sales charge. For example, Class L shares are offered at no sales charge to investors who are clients of financial intermediaries who have entered into an agreement with the Distributor to offer Fund shares through self-directed investment brokerage accounts without charging transaction fees to their clients or through other platforms. See Appendix H of this Proxy Statement/Prospectus and the SAI for a description of this and other situations in which sales charges are reduced or waived. Each Fund makes available free of charge on its website (https://www.massmutual.com/funds) information regarding its sales charges, arrangements that result in breakpoints of the sales charges, the methods used to value accounts in order to determine whether an investor has met a breakpoint, and the information investors must provide to verify eligibility for a breakpoint. Hyperlinks that facilitate access to such information are available on the Funds’ website.
Contingent Deferred Sales Charges.   As described above, certain investments in Class C and Class L shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described below and in Appendix H of this Proxy Statement/Prospectus and the SAI.
Distribution Plan, Shareholder Servicing, and Payments to Intermediaries
Shares of all classes of the Funds, other than Class L shares, are sold without a front-end sales charge, and none of the Funds’ shares, other than Class C and Class L shares, are subject to a deferred sales charge. Class L shares are sold at NAV per share plus an initial sales charge and any contingent deferred sales charge, and Class C shares are sold at NAV per share plus any contingent deferred sales charge.
Rule 12b-1 fees.   The Funds have adopted a Rule 12b-1 Plan (the “Plan”). Under the Plan, a Fund may make payments at an annual rate of up to 1.00% of average daily net assets attributable to Class C shares and up to 0.25% of the average daily net assets attributable to its Class L shares. The Plan is a compensation plan, under which the Funds make payments to the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of Class C and Class L classes and for the servicing of shareholders of Class C and Class L. Because Rule 12b-1 fees are paid out of the Funds’ Class C and Class L assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Class C and Class L shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Proxy Statement/Prospectus at a time when shares of that Fund are unavailable for purchase.
Shareholder servicing payments.   MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds — Investment Adviser,” to intermediaries as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds.
Payments to intermediaries.   The Distributor and MML Advisers may make payments to financial intermediaries for distribution and/or shareholder services provided by them. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The Distributor and MML Advisers may retain a portion of the Rule 12b-1 payments and/or shareholder servicing payments received by them, or they may pay the full amount to intermediaries. Rule 12b-1 fees may be paid to financial intermediaries in advance for the first year after Class C and Class L shares are sold. After the first year, those fees will be paid on a quarterly basis. The compensation paid to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid to different financial intermediaries for distribution and/or shareholder services varies.
The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.
Additional information.   The Distributor may directly, or through an affiliate, pay a sales concession of up to 1.00% of the purchase price of Class C, Class Y and Class L shares to broker-dealers or other financial intermediaries at the time of sale. However, the total amount paid to broker-dealers or other financial intermediaries at the time of sale, including any advance of Rule 12b-1 service fees or shareholder services fees, may not be more than 1.00% of the purchase price.
In addition to the various payments described above, MML Advisers in its discretion may directly, or through an affiliate, pay up to 0.35% of the amount invested to intermediaries who provide services on behalf of Class C, Class I, Class Y, and Class L shares. This compensation is paid by MML Advisers from its own assets. The payments on account of Class C, Class I, Class Y, and Class L shares will be based on criteria established by MML Advisers. In the event that amounts paid by the Funds to MML Advisers as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class I or Class Y shares, the Funds have adopted a Rule 12b-1 Plan authorizing such payments. No additional fees are paid by the Funds under this plan. Annual compensation paid on account of Class C, Class I, Class Y, and Class L shares will be paid quarterly, in arrears.
MassMutual, the parent company of MML Advisers, pays to an affiliate of Empower Retirement, LLC (“Empower”) an amount equal to the profit realized by MML Advisers with respect to shares beneficially owned by retirement plans through recordkeeping platforms maintained by Empower or an affiliate.
The Distributor, MML Advisers, or MassMutual may also directly, or through an affiliate, make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents, and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options. This compensation may take the form of:
•
Payments to administrative service providers that provide enrollment, recordkeeping, and other services to pension plans;

•
Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain broker-dealers, administrative service providers, and MassMutual insurance agents;

•
Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing, or other services provided to promote awareness of MassMutual’s products;

•
Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•
Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

In some instances, compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.
These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries.
These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming, and Exchanging Shares
The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). The Funds have authorized one or more broker-dealers or other intermediaries to receive purchase orders on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive purchase orders on the Funds’ behalf. Your purchase order will be priced at the next NAV calculated after your order is received in good order by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary authorized for this purpose. If you purchase shares through a broker-dealer or other intermediary, then, in order for your purchase to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares purchased through a broker-dealer or other intermediary may be subject to transaction and/or other fees. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.
The Funds have authorized one or more broker-dealers or other intermediaries to receive redemption requests on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive redemption requests on the Funds’ behalf. The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary. If you redeem shares through a broker-dealer or other intermediary, then, in order for your redemption price to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares redeemed through a broker-dealer or other intermediary may be subject to transaction and/or other fees. You will usually receive payment for your shares within seven days after your redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. The Funds’ transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
The USA PATRIOT Act may require a Fund, a financial intermediary, or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open an account. If a Fund, a financial intermediary, or authorized designee is unable to verify your customer information, the Fund reserves the right to close your account or to take such other steps as it deems reasonable.
Risk of Substantial Redemptions.   If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.
Exchanges
Generally, you can exchange shares of one Fund for the same class of shares of another MassMutual Fund. Any share class of another series may be exchanged for Class R5 shares of the U.S. Government Money Market Fund. If Class R5 shares of the U.S. Government Money Market Fund are exchanged for Class A, Class C or Class L shares of another series, any sales charge applicable to those Class A, Class C or Class L shares will typically apply. For individual retirement accounts described in Code Section 408, Class R5 shares of the U.S. Government Money Market Fund may only be exchanged for Class A, Class C or Class L shares of another series (in which case any sales charge applicable to those Class A, Class C or Class L shares will typically apply). An exchange is treated as a sale of shares in one series and a purchase of shares in another series at the NAV next determined after the exchange request is received and accepted by the transfer agent, MML Advisers, a broker-dealer, or another intermediary authorized for this purpose. You can only exchange into shares of another series if you meet any qualification requirements of the series into which you seek to exchange (for example, shares of some series are not available to purchasers through certain investment channels, and some may be available only to certain types of shareholders). In addition, in limited circumstances, such as those described above, for certain series the share class available for exchange may not be the same share class as the series from which you are exchanging. Exchange requests involving a purchase into most series (except for certain series including the Short-Duration Bond Fund and High Yield Fund), however, will not be accepted if you have already made a purchase followed by a redemption involving the same series within the last 60 days. This restriction does not apply to rebalancing trades executed by any of the MassMutual RetireSMARTSM by JPMorgan Funds, MassMutual Select T. Rowe Price Retirement Funds, and MassMutual Target Allocation Funds. This restriction also does not apply to exchanges made pursuant to certain asset allocation programs, systematic exchange programs, and dividend exchange programs. If you place an order to exchange shares of one series for another through a broker-dealer or other intermediary then, in order for your exchange to be effected based on the series’ next determined NAVs, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the MassMutual Funds.
Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict, or refuse exchange purchases, if, in the opinion of MML Advisers:
•
you have engaged in excessive trading;

•
a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•
a pattern of exchanges occurs which coincides with a market timing strategy; or

•
the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.
The Funds do not accept purchase, redemption, or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday, and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest
When you buy shares of a Fund through an agreement with MML Advisers, your agreement will describe how you need to submit buy, sell, and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell, or exchange orders in “good order” as described in your agreement.
Cost Basis Reporting
In the case of individuals holding shares in a Fund directly, upon the redemption or exchange of shares in a Fund, the Fund or, if a shareholder purchased shares through a financial intermediary, the financial intermediary generally will be required to provide the shareholder and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares redeemed or exchanged. Please contact the Funds by calling 1-888-309-3539 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.
Frequent Trading Policies
Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance.
The Trustees, on behalf of the Funds, have approved the policies and procedures adopted by MML Advisers to help identify those individuals or entities MML Advisers determines may be engaging in excessive trading and/or market timing activities. MML Advisers monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MML Advisers’ efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MML Advisers will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.
The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MML Advisers, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption, and exchange orders over the internet, may be suspended for such account.
Omnibus Account Limitations.   Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and other financial intermediaries such as broker-dealers, advisers, and third-party administrators. Not all omnibus accounts apply the policies and procedures adopted by the Funds and MML Advisers. Some omnibus accounts may have different or less restrictive policies and procedures regarding frequent trading, or no trading restrictions at all. If you hold your Fund shares through an omnibus account, that financial intermediary may impose its own restrictions or limitations to discourage excessive trading and/or market timing activity. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Funds’ ability to identify and deter excessive trading and/or market timing activities through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent trading of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. Because the Funds receive these orders on an aggregated basis and because the omnibus accounts may trade with numerous fund families with differing frequent trading policies, the Funds are limited in their ability to identify or deter those individuals or entities that may be engaging in excessive trading and/or market timing activities. While the Funds and MML Advisers encourage those financial intermediaries to apply the Funds’ policies to their customers who invest indirectly in the Funds, the Funds and MML Advisers may need to rely on those intermediaries to monitor trading in good faith in accordance with its or the Funds’ policies, since individual trades in omnibus accounts are often not disclosed to the Funds. While the Funds will generally monitor trading activity at the omnibus account level to attempt to identify excessive trading and/or market timing activity, reliance on intermediaries increases the risk that excessive trading and/or market timing activity may go undetected. If evidence of possible excessive trading and/or market timing activity is observed by the Funds, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Funds that appropriate action has been taken to limit any excessive trading and/or market timing activity.
Determining Net Asset Value
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities. Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.
The Funds’ valuation methods are also described in the SAI.
Taxation and Distributions
Each Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.
Certain investors, including most tax-advantaged plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Proxy Statement/Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or in connection with a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local, and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities in shares of a Fund.
Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Distributions are taxed to investors in the manner described herein whether distributed in cash or additional shares. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends properly reported as capital gain dividends (relating to gains from the sale of capital assets held by a Fund for more than one year) are taxable in the hands of an investor as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Distributions from REITs generally do not qualify as qualified dividend income. Funds investing primarily in fixed income instruments generally do not expect a significant portion of their distributions to be derived from qualified dividend income.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For this purpose “net investment income” generally includes: (i) dividends paid by a Fund, including any capital gain dividends, and (ii) net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.
The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends, and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.
Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For each Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.
Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.
A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of a Fund, other than a Fund that makes the election referred to below, generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays directly or, under certain circumstances, indirectly through its investments in ETFs or other investment companies that are regulated investment companies for U.S. federal income tax purposes. If any Fund makes this election, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. A shareholder that itself qualifies for treatment as a regulated investment company and that qualifies as a “qualified fund of funds” may elect to pass through to its shareholders a tax credit or deduction passed through by a Fund.
In addition, a Fund’s investments in foreign securities, fixed income securities, derivatives, or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.
Certain of a Fund’s investments, including certain debt instruments, could cause the Fund to recognize taxable income in excess of the cash generated by such investments; a Fund could be required to sell other investments, including when not otherwise advantageous to do so, in order to make required distributions.
Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to

U.S. federal income tax if earned directly by an individual foreign person), and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses), in each case to the extent such distributions were properly reported as such by the Fund generally are not subject to withholding of U.S. federal income tax. Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.
The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible federal, state, local, and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-advantaged retirement plans.

APPENDIX H
INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS
Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers.
JANNEY MONTGOMERY SCOTT LLC
Effective May 1, 2020, shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge waivers on Class L shares available at Janney
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

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Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

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Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class L shares of the same fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class L and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
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Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

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Shares purchased in connection with a return of excess contributions from an IRA account.

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Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1∕2 as described in the fund’s Prospectus.

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Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•
Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation
•
Breakpoints as described in the fund’s Prospectus.

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class L Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefits plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

•
Shares purchased through a Merrill Lynch affiliated investment advisory program.

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

•
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus.

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class L and C Shares available at Merrill Lynch
•
Death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

•
Return of excess contributions from an IRA Account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

•
Shares acquired through a right of reinstatement.

•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to L and C shares only).

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Other Discounts available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent
•
Breakpoints as described in this Prospectus.

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

MORGAN STANLEY
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class L shares, as applicable, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Charge Waivers on Class L Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs, or Keogh plans

•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•
Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class L shares of the same fund, as applicable, pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES
Effective July 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load (front-end sales charges waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may different from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales load waivers on Class L shares available at Raymond James
•
Shares purchased in an investment advisory program.

•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class L shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes L and C shares available at Raymond James
•
Death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•
Return of excess contributions from an IRA Account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1∕2 as described in the fund’s prospectus.

•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•
Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

UBS
Class Y shares may also be available on UBS’s brokerage platform since it has entered into an agreement with the Funds’ distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Y may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds are available in other share classes that have different fees and expenses.

WELLS FARGO
Shareholders purchasing Fund shares through a Wells Fargo platform or account are eligible only for the following load (front-end sales charges waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may different from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Effective November 1, 2019, Class C Shares of each Fund will automatically convert into Class L Shares of the same Fund after they have been held for ten years. This automatic conversion will be executed without any sales charge, fee or other charge. After the conversion takes place, the shares will be subject to all features and expenses of Class L Shares.

BARINGS

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D56072-S28066 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

Please sign exactly as your name or names appear(s). When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement/Prospectus is available at http://www.barings.com/ or at www.proxyvote.com.

D56073-S28066

BARINGS GLOBAL FLOATING RATE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Jill Dinerman and Carlene Pollock, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Global Floating Rate Fund ("the Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of Barings Funds Trust to be held on September 29, 2021 at 10:00 a.m., Eastern Time, or at any adjournments thereof (the "Meeting"). Because of our concerns with the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only, at the following website: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/. To attend and participate in the virtual Meeting, enter the 16 digit control number from the shaded box on the card when registering at the website by 3:00 p.m. on September 28, 2021. A password for attending the meeting will be provided upon your registration. Only the Fund's shareholders of record on July 2, 2021 will be entitled to vote at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OF THE MEETING. **THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.**

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

BARINGS

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D56074-S28066

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

Please sign exactly as your name or names appear(s). When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement/Prospectus is available at http://www.barings.com/ or at www.proxyvote.com.

D56075-S28066

BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Jill Dinerman and Carlene Pollock, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Global Credit Income Opportunities Fund ("the Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of Barings Funds Trust to be held on September 29, 2021 at 10:00 a.m., Eastern Time, or at any adjournments thereof (the "Meeting"). Because of our concerns with the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only, at the following website: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/. To attend and participate in the virtual Meeting, enter the 16 digit control number from the shaded box on the card when registering at the website by 3:00 p.m. on September 28, 2021. A password for attending the meeting will be provided upon your registration. Only the Fund's shareholders of record on July 2, 2021 will be entitled to vote at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OF THE MEETING. **THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.**

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

BARINGS

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D56076-S28066

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

Please sign exactly as your name or names appear(s). When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement/Prospectus is available at http://www.barings.com/ or at www.proxyvote.com.

D56077-S28066

BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Jill Dinerman and Carlene Pollock, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Emerging Markets Debt Blended Total Return Fund ("the Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of Barings Funds Trust to be held on September 29, 2021 at 10:00 a.m., Eastern Time, or at any adjournments thereof (the "Meeting"). Because of our concerns with the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only, at the following website: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/. To attend and participate in the virtual Meeting, enter the 16 digit control number from the shaded box on the card when registering at the website by 3:00 p.m. on September 28, 2021. A password for attending the meeting will be provided upon your registration. Only the Fund's shareholders of record on July 2, 2021 will be entitled to vote at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OF THE MEETING. **THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.**

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

BARINGS

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D56078-S28066

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

Please sign exactly as your name or names appear(s). When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement/Prospectus is available at http://www.barings.com/ or at www.proxyvote.com.

D56079-S28066

BARINGS GLOBAL EMERGING MARKETS EQUITY FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Jill Dinerman and Carlene Pollock, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Global Emerging Markets Equity Fund ("the Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of Barings Funds Trust to be held on September 29, 2021 at 10:00 a.m., Eastern Time, or at any adjournments thereof (the "Meeting"). Because of our concerns with the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only, at the following website: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/. To attend and participate in the virtual Meeting, enter the 16 digit control number from the shaded box on the card when registering at the website by 3:00 p.m. on September 28, 2021. A password for attending the meeting will be provided upon your registration. Only the Fund's shareholders of record on July 2, 2021 will be entitled to vote at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OF THE MEETING. **THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.**

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

BARINGS

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D56080-S28066

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

Please sign exactly as your name or names appear(s). When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement/Prospectus is available at http://www.barings.com/ or at www.proxyvote.com.

D56081-S28066

BARINGS U.S. HIGH YIELD FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Jill Dinerman and Carlene Pollock, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings U.S. High Yield Fund ("the Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of Barings Funds Trust to be held on September 29, 2021 at 10:00 a.m., Eastern Time, or at any adjournments thereof (the "Meeting"). Because of our concerns with the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only, at the following website: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/. To attend and participate in the virtual Meeting, enter the 16 digit control number from the shaded box on the card when registering at the website by 3:00 p.m. on September 28, 2021. A password for attending the meeting will be provided upon your registration. Only the Fund's shareholders of record on July 2, 2021 will be entitled to vote at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OF THE MEETING. **THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.**

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

BARINGS

C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement/Prospectus and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement/Prospectus.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D56082-S28066

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

Please sign exactly as your name or names appear(s). When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement/Prospectus is available at http://www.barings.com/ or at www.proxyvote.com.

D56083-S28066

BARINGS ACTIVE SHORT DURATION BOND FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Jill Dinerman and Carlene Pollock, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Active Short Duration Bond Fund ("the Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of Barings Funds Trust to be held on September 29, 2021 at 10:00 a.m., Eastern Time, or at any adjournments thereof (the "Meeting"). Because of our concerns with the COVID-19 pandemic, the Meeting will be held in a virtual meeting format only, at the following website: https://www.viewproxy.com/baringsfundstrust/broadridgevsm/. To attend and participate in the virtual Meeting, enter the 16 digit control number from the shaded box on the card when registering at the website by 3:00 p.m. on September 28, 2021. A password for attending the meeting will be provided upon your registration. Only the Fund's shareholders of record on July 2, 2021 will be entitled to vote at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OF THE MEETING. **THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.**

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

MASSMUTUAL ADVANTAGE FUNDS
MASSMUTUAL PREMIER FUNDS

STATEMENT OF ADDITIONAL INFORMATION

July 20, 2021

This Statement of Additional Information (the “SAI”) relates to the reorganization of each series of Barings Funds Trust listed below (each, a “Selling Fund”, and together, the “Selling Funds”) with and into the corresponding series identified below under the heading “Acquiring Funds” (each, an “Acquiring Fund”), which is listed opposite the Selling Fund in the table below (each, a “Reorganization,” and together, the “Reorganizations”).

Selling Funds	Acquiring Funds
Acquiring Funds, each a series of MassMutual Advantage Funds
Barings Global Floating Rate Fund	MassMutual Global Floating Rate Fund
Barings Global Credit Income Opportunities Fund	MassMutual Global Credit Income Opportunities Fund
Barings Emerging Markets Debt Blended Total Return Fund	MassMutual Emerging Markets Debt Blended Total Return Fund
Barings Global Emerging Markets Equity Fund	MassMutual Global Emerging Markets Equity Fund
Acquiring Funds, each a series of MassMutual Premier Funds
Barings Active Short Duration Bond Fund	MassMutual Short-Duration Bond Fund
Barings U.S. High Yield Fund	MassMutual High Yield Fund

This SAI contains information which may be of interest to shareholders of the Selling Funds but which is not included in the combined proxy statement/prospectus dated July 20, 2021 (the “Proxy Statement/Prospectus”) relating to the Reorganizations. As described in the Proxy Statement/Prospectus, there are two general categories of Reorganizations. Each of the Reorganizations in the first category (each, an “Advantage Reorganization”) involves the transfer of all of the assets of the applicable Selling Fund in exchange for a number of shares of equivalent value of the applicable newly created Acquiring Fund which is a series of MassMutual Advantage Funds, as shown in the table above. Each of the Reorganizations in the second category (each, a “Premier Reorganization”) involves the transfer of all of the assets of the applicable Selling Fund in exchange for a number of shares of equivalent value of the applicable Acquiring Fund which is a series of MassMutual Premier Funds, as shown in the table above. Each Selling Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of each Selling Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by writing to the Acquiring Funds at c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: MassMutual U.S. Product and Investment Communications, or by calling 1-888-309-3539.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Attached hereto as Appendix A is the Preliminary Statement of Additional Information of MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund (the “MassMutual Advantage Funds SAI”).

Attached hereto as Appendix B is the Statement of Additional Information of MassMutual Short-Duration Bond Fund and MassMutual High Yield Fund dated February 1, 2021 (the “MassMutual Premier Funds SAI”).

SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.

Tables showing the fees of the Selling Funds and the Acquiring Funds, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganizations, are included in the “Comparison of Fees and Expenses” section of each proposal in the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Selling Funds’ investment portfolios due to the investment restrictions of the corresponding Acquiring Funds. As a result, a schedule of investments of each of the Selling Funds modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Selling Funds’ portfolios in advance of the Reorganizations and/or the Acquiring Funds’ portfolios following the Reorganizations.

There are no material differences in accounting policies of the Selling Funds as compared to those of the Acquiring Funds.

FINANCIAL STATEMENTS

Deloitte & Touche LLP (“Deloitte”), 30 Rockefeller Plaza, New York, New York 10112, is the independent registered public accounting firm for each Selling Fund. Deloitte conducts annual audits of the Selling Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Selling Trust as to matters of accounting and federal and state income taxation, provides assistance in connection with the preparation of various SEC filings, and consults with the Selling Trust as to certain non-U.S. tax matters.

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, Massachusetts, is the independent registered public accounting firm for each Acquiring Fund. Deloitte conducts annual audits of the Acquiring Trust’s financial statements, consults with the Acquiring Trust as to accounting matters, provides assistance in connection with the preparation of various SEC filings, and consults with the Acquiring Trust as to certain non-U.S. tax matters.

Because MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund and MassMutual Global Emerging Markets Equity Fund were newly created for purposes of this transaction, none has published an annual or semi-annual report to shareholders. Each of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund and Barings Global Emerging Markets Equity Fund shall be the accounting and performance survivor in its respective Reorganization, and each corresponding Acquiring Fund, as the corporate survivor in its respective Reorganization, shall adopt the accounting and performance history of the corresponding Selling Fund. However, MassMutual High Yield Fund and MassMutual Short-Duration Bond Fund will be the accounting and performance survivors of their respective Reorganziations, and neither will adopt the accounting and performance history of its corresponding Selling Fund.

The following documents, each of which has been filed with the SEC and will be sent to any shareholder requesting this SAI, are incorporated by reference into this SAI.

Barings Funds Trust (SEC file nos. 811-22845 and 333-188840)

•	the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of each Selling Fund for the year ended June 30, 2020.

•	the unaudited financial statements included in the unaudited Semi-Annual Report to Shareholders of each Selling Fund for the six months ended December 31, 2020.

MassMutual Premier Funds (SEC file nos. 811-08690 and 033-82366)

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•	the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of MassMutual Short-Duration Bond Fund and MassMutual High Yield Fund for the year ended September 30, 2020.

•	the unaudited financial statements included in the unaudited Semi-Annual Report to Shareholders of MassMutual Short-Duration Bond Fund and MassMutual High Yield Fund for the six months ended March 31, 2021.

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APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION OF MassMutual Advantage Funds

MASSMUTUAL ADVANTAGE FUNDS

1295 STATE STREET

SPRINGFIELD, MASSACHUSETTS 01111-0001

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL ADVANTAGE FUNDS (THE “TRUST”) DATED [JULY 20, 2021], AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF BARINGS GLOBAL FLOATING RATE FUND, BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND, BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND, AND BARINGS GLOBAL EMERGING MARKETS EQUITY FUND (EACH A “PREDECESSOR FUND” AND TOGETHER THE “PREDECESSOR FUNDS”) BY REFERENCE TO THE BARINGS FUNDS TRUST’S ANNUAL REPORT AS OF JUNE 30, 2020 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

Fund Name	Class I	Class Y	Class L	Class C
MassMutual Global Floating Rate Fund	[ ]	[ ]	[ ]	[ ]
MassMutual Global Credit Income Opportunities Fund	[ ]	[ ]	[ ]	[ ]
MassMutual Emerging Markets Debt Blended Total Return Fund	[ ]	[ ]	[ ]	[ ]
MassMutual Global Emerging Markets Equity Fund	[ ]	[ ]	[ ]	[ ]

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Dated [ ], 2021

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GENERAL INFORMATION

MassMutual Advantage Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following three diversified series of the Trust: (1) MassMutual Global Floating Rate Fund (“Global Floating Rate Fund”), (2) MassMutual Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), and (3) MassMutual Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund”); and one non-diversified series of the Trust: MassMutual Global Emerging Markets Equity Fund (“Global Emerging Markets Equity Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of four separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated April 26, 2021, as it may be amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is MML Investment Advisers, LLC (“MML Advisers”). The subadviser for the Funds is Barings LLC (“Barings”). Barings is an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). In addition, Baring International Investment Limited (“BIIL”) serves as a sub-subadviser for the Funds. References in this SAI to a Fund’s subadviser may include any sub-subadvisers as applicable.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to Appendix A.

Asset-Based Securities

A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.

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Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.

Bank Capital Securities

A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.

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Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

Below Investment Grade Debt Securities

A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)

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Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).

Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default by an issuer of below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

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Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as futures contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash and Short-Term Debt Securities

Money Market Instruments Generally. The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.

The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments, and Temporary Investments. The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

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Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Commodities

A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, epidemics, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

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A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company for federal income tax purposes, and can bear on the Fund’s ability to qualify as such.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Cyber Security and Technology

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyberattacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

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Debtor-in-Possession Financings

The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.

Derivatives

General. Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

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A Fund may be subject to the credit risk of its counterparty to derivative transactions (including repurchase and reverse repurchase agreements) and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a transaction. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

A Fund may enter into cleared derivatives transactions and/or exchange-traded futures contracts. When a Fund enters into a cleared derivative transaction and/or an exchange-traded futures contract, it is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position. The clearing member or the clearinghouse could also fail to perform its obligations, causing losses to the Fund. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses and clearing members. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing member is required to maintain customers’ assets in omnibus accounts for all of its customers segregated from the clearing member’s proprietary assets. If, for example, a clearing member fails to segregate customer assets, is unable to satisfy a substantial deficit in a customer account, or in the event of fraud or misappropriation of customer assets by a clearing member, clearing member customers may be subject to risk of loss of their funds in the event of that clearing member’s bankruptcy. A Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers. It is not entirely clear how an insolvency proceeding of a clearinghouse, or the clearing member through which the Fund holds its positions at a clearinghouse, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearinghouse or clearing member would have on the financial system more generally.

U.S. and non-U.S. legislative and governmental authorities, various exchanges, and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. Such legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, and may cause uncertainty in the markets for a variety of derivative instruments. It is also possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. For example, the SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The ultimate impact, if any, of the regulation remains unclear, but the new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4), however, are not subject to the full requirements under the rule. Legislative and regulatory measures like this and others are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

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Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Currency Forward and Futures Contracts. A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.

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Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to credit risk with respect to its counterparty, whereas foreign currency futures contracts are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position as well as the risk that the clearing member or the clearinghouse could also fail to perform its obligations.

At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearinghouse associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although certain options on foreign currencies may be listed on several exchanges. Although such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements. A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.

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Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the clearing members (i.e., futures commission merchants) and clearing organizations involved in the transactions.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction offsets the obligation to make or take delivery. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

The investment adviser has claimed with respect to each Fund an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. For the investment adviser to be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable with respect to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect a Fund’s total return.

Margin Payments. When a Fund purchases or sells a financial futures contract, it is required to deposit with the clearing member an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

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Subsequent payments to and from the clearing member occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the clearing member a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The clearing member then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Swaps. Options on swaps (“swaptions”) are similar to options on securities except that they are traded over-the-counter (i.e., not on an exchange) and the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swaption contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the swaption contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.

Special Risks of Transactions in Financial Futures Contracts and Related Options. Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity Risks. Positions in financial futures contracts may be closed out only on the exchange on which such contract is listed. Although the Funds intend to purchase or sell financial futures contracts for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

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The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

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A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.

A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.

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Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

When a Fund enters into swap agreements, it is subject to the credit risk of its counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the agreement. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A Fund may write call options on portfolio securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

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In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put Options. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing Put and Call Options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

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A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on Foreign Securities. A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on Securities Indexes. A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.

Risks Involved in the Sale of Options. The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

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The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-Counter Options. A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

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Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.

A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.

A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.

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The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.

There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

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Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.

When a Fund invests in a hybrid instrument, it also takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.

Structured Investments

A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.

Commodity-Linked “Structured” Securities. Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.

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Credit-Linked Securities. Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.

Event-Linked Securities. Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.

Structured Hybrid Instruments. Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.

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Recently finalized Financial Industry Regulatory Authority (FINRA) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. As of the date of this SAI, additional revisions to these FINRA rules are anticipated. It is not clear when the rules will be implemented and what effect the revisions will have on the Funds.

Distressed Securities

A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.

Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

•	Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•	The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

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Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange Traded Notes (ETNs)

ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.

A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.

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Financial Services Companies

A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of debt securities, and a decline in interest rates will generally increase the value of debt securities. In addition, debt securities are subject to the ability of the issuer to make payment at maturity.

To the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

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(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii). Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.

Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice, and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries, and are more susceptible to environmental problems. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.

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A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may have less stringent investor protection and disclosure standards, and may be less liquid and more volatile than securities of comparable domestic issuers. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of material financial information about such companies and its reliability may be limited since such companies are generally not subject to the same regulatory, accounting, auditing, or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice, and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time.

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Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Russia, the Middle East, and many other emerging market countries are highly reliant on income from oil sales. Oil prices can have a major impact on these economies. Other commodities such as base and precious metals are also important to these economies. As global supply and demand for commodities fluctuates, these economies can be significantly impacted by the prices of such commodities.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Risk of Investing in China through Stock Connect. China A-shares are equity securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) and are denominated and traded in Chinese currency, the renminbi (such currency, “RMB” and such shares, “A-shares”) whereas China B-shares are traded on Chinese stock exchanges and are denominated in RMB but traded in either U.S. dollars or Hong Kong dollars (“B-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems. Foreign investors may invest in B-shares directly. It is anticipated that a Fund’s exposure to B-shares will be obtained through indirect exposure through investment in participation notes.

Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in A-shares. A Fund may also incur conversion costs.

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A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.

A Fund’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund carries out Northbound Trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.

Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearinghouse. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.

The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 and are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an ongoing basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

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A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, a Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.

Investments in the Middle East. The economies of countries in the Middle East are all considered emerging markets economies and tend to be highly reliant on the exportation of commodities. Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Such developments, if they were to occur, could result in significant disruptions in securities markets. Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, defense concerns, or other reasons, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries may be heavily dependent upon international trade, and consequently have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed by the countries with which they trade. In addition, certain issuers in Middle Eastern countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer operating in, or having dealings with, such countries.

The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund. For example, in certain of these countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as an investor, including rights to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.

Investments in Saudi Arabia. A Fund generally expects to conduct transactions in a manner in which it would not be limited by regulations to a single broker. However, there may be a limited number of brokers who can provide services to the Fund in Saudi Arabia, which may have an adverse impact on the prices, quantity, or timing of Fund transactions.

A Fund’s ability to invest in Saudi Arabian equity securities depends on the ability of the investment adviser or subadviser, as a Foreign Portfolio Manager, and the Fund, as a Qualified Foreign Investor (“QFI”), to obtain and maintain such authorizations from the Saudi Arabia Capital Market Authority (“CMA”). Even though a Fund may obtain a QFI approval, the Fund does not have an exclusive investment quota and is subject to foreign investment limitations and other regulations imposed by the CMA on QFIs, as well as local market participants. Any change in the QFI system generally, including the possibility of the investment adviser or subadviser or the Fund losing its respective Foreign Portfolio Manager or QFI status with the CMA, may adversely affect the Fund.

A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or held with a custodian, which is known as the Independent Custody Model (“ICM”). The ICM approach is generally regarded as preferable because securities are under the safekeeping and control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a Fund utilizes the ICM approach, it relies on a broker standing instruction letter to authorize the Fund’s sub-custodian to move securities to a trading account for settlement, based on the details supplied by the broker. However, an authorized broker could potentially either fraudulently or erroneously sell a Fund’s securities, although opportunities for a local broker to conduct fraudulent transactions are limited due to short trading hours (trading hours in Saudi Arabia are generally between 10 a.m. to 3 p.m.). In addition, the risk of fraudulent or erroneous transactions is further mitigated by a manual pre-matching process conducted by the custodian, which validates the Fund’s settlement instructions with the local broker contract note and the transaction report from the depositary. Similar risks also apply to using a direct broker trading account. When a Fund utilizes a direct broker trading account, the account is set up in the Fund’s name, and the assets are likely to be treated as ring-fenced and separated from any other accounts at the broker. However, if the broker defaults, there may be a delay in recovering the Fund’s assets that are held in the broker account, and legal proceedings may need to be initiated in order to do so.

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Health Care Companies

A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

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Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.

The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.

IPOs and Other Limited Opportunities

A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

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Master Limited Partnerships

A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.

A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019 Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.

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Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.

CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.

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Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.

A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.

For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.

CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•	Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable- or floating-rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. In March 2021, the ICE Benchmark Administration, the administrator of LIBOR, announced that the publication of certain U.S. dollar LIBOR settings will be extended to the end of June 2023. A Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR.

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•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, as well as private investment vehicles. Provisions of the 1940 Act may limit the ability of a Fund to invest in certain registered investment companies or private investment vehicles or may limit the amount of its assets that a Fund may invest in any investment vehicle.

A Fund may, for example, invest in other open- or closed-end investment companies, including ETFs, during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly. As a shareholder in an investment vehicle, a Fund would bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).

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If a Fund invests in another investment vehicle, it is exposed to the risk that the other investment vehicle will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other investment vehicle. In addition, lack of liquidity in the other investment vehicle could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment vehicle at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times. The investment policies and limitations of the other registered investment company or private investment vehicle may not be the same as those of the investing Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another investment vehicle. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. ETFs are also subject to additional risks, including, among others, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. ETFs may have a limited number of financial institutions that act as authorized participants (“APs”), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. A Fund’s investment adviser or subadviser or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle. The investment adviser or subadviser will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Portfolio Management

A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.

Portfolio Turnover

Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of taxable capital gains. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are treated as ordinary income when distributed to shareholders. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

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Real Estate-Related Investments; Real Estate Investment Trusts

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

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Reverse Repurchase Agreements and Treasury Rolls

A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.

Securities Lending

A Fund may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights, or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.

A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.

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Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

Terrorism, War, Natural Disasters, and Epidemics

Terrorism, war, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis, and weather-related phenomena generally, as well as widespread epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the continuing spread of an infectious respiratory illness caused by the novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, and disruptions to business operations (including staff reductions), supply chains, and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment.

The COVID-19 virus has negatively affected, and will likely continue to affect negatively, the global economy, the economies of many countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. In addition, actions taken by governmental and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 outbreak, including significant fiscal and monetary policy changes, have affected, and likely will continue to affect, the values, volatility, and liquidity of securities or other assets. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems, financial systems and institutions, and government institutions. The COVID-19 pandemic and its effects may be short-term or may last for an extended period of time, and in either case could result in, among other things, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could have a significant adverse effect on a Fund’s performance and have the potential to impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, adversely affect the values and liquidity of a Fund’s investments, and negatively impact a Fund’s performance and a shareholder’s investment in a Fund. Other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors, and the health of the markets generally in potentially significant and unforeseen ways.

Trade Claims

A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.

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Trust Preferred Securities

Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

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Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser(s), as applicable, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser(s), as applicable, are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser(’s/s’), as applicable, policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

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Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semiannual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at http://www.sec.gov. In addition, the Funds’ annual and semiannual reports and complete schedule of portfolio holdings from their filings on Form N-PORT for the first and third quarters of each fiscal year are made available to shareholders at https://www.massmutual.com/funds after the end of the applicable quarter. The Funds’ annual and semiannual reports are also mailed to shareholders after the end of the applicable quarter.

The Funds’ most recent portfolio holdings as of the end of each quarter are available on https://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting.

A Fund’s portfolio holdings may also be made available on https://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal counsel (Ropes & Gray LLP), financial printer (Toppan Merrill, LLC), portfolio liquidity classification vendors, any proxy voting service employed by the Funds, MML Advisers or any of the Funds’ subadviser(s), as applicable, providers of portfolio analysis tools, any pricing services employed by the Funds, and providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

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The Funds, the Funds’ investment adviser, or the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser(s), as applicable, believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:

(1) with the exception of the Global Emerging Markets Equity Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2) purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3) purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

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(7) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)	There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)	There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

In accordance with such policies, each Fund may not:

(1) to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2) sell securities short, but reserves the right to sell securities short against the box.

(3) invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.

(4) to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate orderly steps, as deemed necessary, to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadviser to the Funds, respectively, MML Advisers and Barings may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations during at least the past five years and their other current principal business affiliations.

The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.

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The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

Independent Trustees

Allan W. Blair	Trustee of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1948

Trustee of the Trust since 2021

Trustee of 115 portfolios in fund complex

Retired; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage	Trustee of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1958

Trustee of the Trust since 2021

Trustee of 115 portfolios in fund complex

Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman	Trustee of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1954

Trustee of the Trust since 2021

Trustee of 115 portfolios in fund complex

Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

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R. Alan Hunter, Jr.	Chairperson and Trustee of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1946

Chairperson of the Trust since 2021

Trustee of the Trust since 2021

Trustee of 115 portfolios in fund complex

Retired; Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson and Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield	Trustee of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1951

Trustee of the Trust since 2021

Trustee of 115 portfolios in fund complex

Retired; Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney	Trustee of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1952

Trustee of the Trust since 2021

Trustee of 117 portfolios in fund complex1

Retired; Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

1 Barings Participation Investors and Barings Corporate Investors are deemed to be part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

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Interested Trustees

Michael R. Fanning[2]	Trustee of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1963

Trustee of the Trust since 2021

Trustee of 115 portfolios in fund complex

Director (since 2016), MML Advisers; Head of MassMutual U.S. (since 2016), Executive Vice President (2016- 2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Clifford M. Noreen[3]	Trustee of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1957

Trustee of the Trust since 2021

Trustee of 117 portfolios in fund complex4

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Principal Officers

Joseph Fallon	Vice President of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1975

Officer of the Trust since 2021

Officer of 115 portfolios in fund complex

Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015- 2017), MML Series Investment Fund II (open-end investment company).

2 Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

3 Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

4 Barings Participation Investors and Barings Corporate Investors are deemed to be part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Adviser.

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Andrew M. Goldberg	Vice President, Secretary, and Chief Legal Officer of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1966

Officer of the Trust since 2021

Officer of 115 portfolios in fund complex

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Renee Hitchcock	Chief Financial Officer and Treasurer of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1970

Officer of the Trust since 2021

Officer of 115 portfolios in fund complex

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

Paul LaPiana	President of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1969

Officer of the Trust since 2021

Officer of 115 portfolios in fund complex

President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).

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Jill Nareau Robert	Vice President and Assistant Secretary of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1972

Officer of the Trust since 2021

Officer of 115 portfolios in fund complex

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

Douglas Steele	Vice President of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1975

Officer of the Trust since 2021

Officer of 115 portfolios in fund complex

Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman	Vice President and Chief Compliance Officer of the Trust

1295 State Street

Springfield, MA 01111-0001

Year of birth: 1964

Officer of the Trust since 2021

Officer of 115 portfolios in fund complex

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

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The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.

Each officer and the Chairperson shall hold office at the pleasure of the Trustees.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Allan W. Blair — As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as president and/or CEO of several non-profit and quasi-public organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Michael R. Fanning — As an executive and/or director of financial services and insurance companies, Mr. Fanning has experience with financial, regulatory, and operational issues. He also has served as an audit committee member for financial services and insurance companies. Mr. Fanning holds a BA in Economics and a BA in Organizational Behavior and Management from Brown University.

Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, and as a former managing director, director, and portfolio manager at an investment management firm, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

R. Alan Hunter, Jr. — As the former chairman of the board of non-profit organizations and a former director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

C. Ann Merrifield — As a trustee of a healthcare organization, current and former director of specialty pharmaceutical companies, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for two public life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

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Clifford M. Noreen — As an executive of financial services companies with over 35 years of investment management experience, a director of several publicly traded and private companies, an investment committee member of two non-profit organizations, and a director and/or officer of various investment companies and private funds, Mr. Noreen has experience with financial, regulatory, and operational issues. Mr. Noreen is a Chartered Financial Analyst. He holds a BA from the University of Massachusetts and an MBA from American International College.

Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.

Board Committees and Meetings

The full Board was appointed on April 29, 2021 and held its first meeting on April 30, 2021. The Board will meet regularly, generally at least five times each year.

Audit Committee. The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair and El-Hage and Mses. Furman, Merrifield, and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. The Audit Committee will meet regularly, generally at least four times each year.

Nominating and Governance Committee. The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee will meet regularly, generally at least two times each year. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.

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The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111- 0001. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Shareholder Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111- 0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Contract Committee. The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee will meet regularly, generally at least two times each year. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

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In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership of Trustees and Officers of the Trust

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2020.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	N/A	over $100,000
Nabil N. El-Hage	N/A	None
Maria D. Furman	N/A	None
R. Alan Hunter, Jr.	N/A	None
C. Ann Merrifield	N/A	None

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Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Susan B. Sweeney	N/A	None
Interested Trustees
Michael R. Fanning	N/A	None
Clifford M. Noreen	N/A	None

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2020, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Mr. Fanning, $10,001-$50,000; Ms. Furman, None; Mr. Hunter, None; Ms. Merrifield, None; Mr. Noreen, over $100,000; and Ms. Sweeney, None.

As of May 31, 2021, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2020, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.

Trustee Compensation

The following table discloses compensation to be paid to Trustees of the Trust during Trust’s initial fiscal year, ending September 30, 20211. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred, plus or minus earnings, to be “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.

Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair	$4,000	$0	$285,000
Nabil N. El-Hage	$4,000	$0	$293,000

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Name of Trustee	Aggregate Compensation from the Trust		Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Michael R. Fanning[2]	$	[ ]	$0	$0
Maria D. Furman		$4,000	$0	$268,000
R. Alan Hunter, Jr.		$4,000	$0	$358,000
C. Ann Merrifield		$4,000	$0	$268,000
Clifford M. Noreen[2]	$	[ ]	$0	$0
Susan B. Sweeney		$4,000	$0	$407,900

[1]	Total compensation is based on estimated amounts to be paid for the Trust’s initial fiscal year ending September 30, 2021.

[2]	Each of Mr. Fanning and Mr. Noreen, as an employee of MassMutual, receives no compensation for his role as a Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Each Fund is newly formed and has not yet publicly offered shares prior to the date of this SAI.

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS

Investment Adviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).

The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.

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MML Advisers also serves as investment adviser to: MassMutual Total Return Bond Fund, MassMutual Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Diversified Value Fund, MassMutual Fundamental Value Fund, MM S&P 500®Index Fund, MassMutual Equity Opportunities Fund, MassMutual Fundamental Growth Fund, MassMutual Blue Chip Growth Fund, MassMutual Growth Opportunities Fund, MassMutual Mid Cap Value Fund, MassMutual Small Cap Value Equity Fund, MassMutual Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Mid Cap Growth Fund, MassMutual Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Overseas Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual 20/80 Allocation Fund, MassMutual 40/60 Allocation Fund, MassMutual 60/40 Allocation Fund, MassMutual 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MM Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, which are series of MassMutual Select Funds, an open-end management investment company; MassMutual U.S. Government Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual High Yield Fund, MassMutual Balanced Fund, MassMutual Disciplined Value Fund, MassMutual Main Street Fund, MassMutual Disciplined Growth Fund, MassMutual Small Cap Opportunities Fund, MassMutual Global Fund, MassMutual International Equity Fund, and MassMutual Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Equity Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Momentum Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML iShares® 60/40 Allocation Fund, MML iShares® 80/20 Allocation Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:

Fund

Global Floating Rate Fund	0.65%
Global Credit Income Opportunities Fund	0.75%
Emerging Markets Debt Blended Total Return Fund	0.75%
Global Emerging Markets Equity Fund	0.90%

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Affiliated Subadviser

Barings

MML Advisers has entered into Subadvisory Agreements with Barings pursuant to which Barings serves as a subadviser for the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund, and Global Emerging Markets Equity Fund. These agreements provide that Barings manage the investment and reinvestment of the assets of the Funds. Barings is located at 300 South Tryon Street, Charlotte, North Carolina 28202. Barings is a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Global Floating Rate Fund	0.30%
Global Credit Income Opportunities Fund	0.30%
Emerging Markets Debt Blended Total Return Fund	0.35%
Global Emerging Markets Equity Fund .	0.35%

Barings also provides subadvisory services for the MassMutual U.S. Government Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, and MassMutual High Yield Fund, each of which is a series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, and MML U.S. Government Money Market Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.

In addition, BIIL serves as a sub-subadviser for each Fund. BIIL is a wholly owned subsidiary of Barings. Barings has entered into sub-subadvisory agreements with BIIL under which, subject to the supervision of Barings, BIIL is authorized to conduct securities transactions on behalf of each Fund. BIIL is located at 20 Old Bailey, London, EC4M 7BF, United Kingdom. BIIL also provides sub-subadvisory services for the MassMutual Short-Duration Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, and MassMutual Inflation-Protected and Income Fund, each of which is a series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML Inflation-Protected and Income Fund, MML Managed Bond Fund, and MML Short-Duration Bond Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.

Administrator, Sub-Administrators, and Shareholder Servicing Agent

MML Advisers has entered into an administrative and shareholder services agreement (the “Administrative and Shareholder Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MML Advisers is obligated to provide certain administrative and shareholder services. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration. Pursuant to a letter agreement between the Trust, MML Advisers, and State Street, the Trust has agreed to pay State Street for the services it provides pursuant to the sub-administration agreement with MML Advisers, although MML Advisers remains ultimately responsible for the payment of any such fees owed to State Street. The Trust, on behalf of each Fund, pays MML Advisers an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:

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	Class I	Class Y	Class L	Class C
Global Floating Rate Fund	None	0.07%	0.04%	0.03%
Global Credit Income Opportunities Fund	None	0.05%	0.06%	0.03%
Emerging Markets Debt Blended Total Return Fund	None	0.06%	0.02%	0.00%
Global Emerging Markets Equity Fund	None	0.03%	0.02%	0.00%

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Amended and Restated Rule 12b-1 plan. In addition, the Distributor receives any front-end sales charges imposed on the sales of Class L shares of the Funds.

Shares of each Fund may be purchased through agents of the Distributor who are registered representatives and licensed by the Distributor to sell Fund shares, and through registered representatives of selected broker-dealers which are members of FINRA and which have entered into selling agreements with the Distributor. The Distributor may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which the Distributor has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

DISTRIBUTION AND SERVICE PLAN

The Trust has adopted, with respect to the Class I, Class Y, Class L, and Class C shares of each Fund, a Rule 12b-1 Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan for each Fund and share class.

Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of the relevant class of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of the Fund. The Plan provides that the Distributor shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.

The Plan is a compensation plan, authorizing payments to the Distributor up to the following annual rates: Class L shares — 0.25% of the average daily net assets of the class and Class C shares – 1.00% of the average daily net assets of the class. A Fund may make payments under the Plan to compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to shareholders.

MML Advisers may pay amounts in respect of the distribution or servicing of a Fund’s shares out of administrative or advisory fees received by it from that Fund. The Plan authorizes such payments for Class I and Class Y shares of each Fund, although MML Advisers may make such payments in respect of shares of any class. No additional fees are paid by a Fund under the Plan.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries may receive various forms of compensation from a Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary’s clients. In addition, MML Advisers and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries’ offering and sales of Fund shares and shares of other funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of a Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with MML Advisers or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of a Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following: Payments made by a Fund, or by an investor buying or selling shares of a Fund, including:

•	an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries;
•	ongoing asset-based distribution and/or service fees;
•	shareholder servicing expenses that may be paid from Fund assets to reimburse financial intermediaries, MML Advisers or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, MML Advisers may, at its discretion, make the following types of payments from its own resources, which may include profits MML Advisers derives from investment advisory fees paid by a Fund. Payments are made based on guidelines established by the MML Advisers, subject to applicable law. These payments are often referred to as “revenue sharing” payments, and may include:

•	compensation for marketing support, support provided in offering shares in a Fund through certain trading platforms and programs, and transaction processing or other services;
•	other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although a broker or dealer that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by a Fund, MML Advisers does not consider a financial intermediary’s sales of shares of a Fund when choosing brokers or dealers to effect portfolio transactions for a Fund.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

•	transactional support, one-time charges for setting up access for a Fund on particular trading systems, and paying the financial intermediary’s networking fees;
•	program support, such as expenses related to including the Funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund “supermarkets”, bank or trust company products or insurance companies’ variable annuity or variable life insurance products;
•	placement on the dealer’s list of offered funds and providing representatives of MML Advisers or the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives; or
•	firm support, such as business planning assistance, advertising, or educating a financial intermediary’s sales personnel about the Funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of a Fund, or to support the marketing or promotional efforts of the Distributor in offering shares of a Fund. In addition, some types of payments may provide a financial intermediary with an incentive to recommend a Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in a Fund’s Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from a Fund, MML Advisers or the Distributor and any services it provides, as well as the fees and commissions it charges.

CUSTODIAN, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT

State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”) and ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian and Transfer Agent, respectively, State Street and ALPS Fund Services, Inc. do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit and related services, and assistance in connection with various SEC filings.

CODES OF ETHICS

The Trust, MML Advisers, the Distributor, Barings, and BIIL have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Funds do not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price a Fund pays. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain the best execution of orders. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act and to the extent not otherwise prohibited by applicable law, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The investment adviser or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

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Brokerage and research services provided by brokers are used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment adviser or subadvisers attempt to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the investment adviser or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MML Advisers will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment adviser or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment adviser or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that an investment adviser or subadviser subject to MiFID II will cause a Fund to pay for research services through client commissions in circumstances where the investment adviser or subadviser is prohibited from causing its other client accounts to do so, including where the investment adviser or subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s investment adviser’s or subadviser’s other client accounts would not, although the investment adviser’s or subadviser’s other client accounts might nonetheless benefit from those research services.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated April 26, 2021. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on September 30.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of four series, each of which is described in this SAI.

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The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of four classes of shares for each series of the Trust: Class I Shares, Class Y Shares, Class L Shares, and Class C Shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.

The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.

Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.

The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.

The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.

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The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. The Declaration of Trust additionally provides that a Trustee may be liable for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, and for nothing else. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Declaration of Trust also provides that unless the Trust consents in writing to the selection of an alternative forum, the forum for the adjudication of the following disputes shall be the state or federal courts sitting within the Commonwealth of Massachusetts: (1) any derivative action brought on behalf of the Trust; (2) any action asserting a claim against the Trust or against any Trustee, officer, or other employee of the Trust, whether arising under federal law, the law of any state, or the law of a non-U.S. jurisdiction; (3) any action arising under or to interpret or enforce the Declaration of Trust or the Bylaws; or (4) any action asserting a claim governed by the internal affairs doctrine. In addition, the Declaration of Trust specifies that any action asserting a claim arising pursuant to any provision of the Massachusetts Business Corporation Act, the statutory or common law of the Commonwealth of Massachusetts, or the Declaration of Trust or the Bylaws must be brought in the state or federal courts located within the Commonwealth of Massachusetts unless the Trust consents in writing to the selection of an alternative forum.

Shareholders of the Trust must obtain authorization from the Trustees prior to bringing a court action or other proceeding against the Trust, the Trustees, or officers asserting a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, except for shareholder actions expressly provided by U.S. federal securities laws.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

The following information supplements the discussion of methods for reducing or eliminating sales charges for Class L and Class C shares of the Funds found in the Prospectus.

Right of Accumulation (Class L Shares Only)

Reduced sales charges on Class L shares of the Funds can be obtained by combining a current purchase with prior purchases of Class L shares of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:

(1)	the current purchase of Class L shares; and

(2)	the value at the public offering price at the close of business on the previous day of a Fund’s and any classes of a Participating Fund’s shares held by the shareholder, the shareholder’s spouse, or the shareholder’s minor children.

MML Advisers, the Distributor, or a financial intermediary must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Funds may terminate or amend this Right of Accumulation at any time without notice.

Letter of Intent (Class L Shares Only)

Any person may qualify for reduced sales charges on purchases of Class L shares of a Fund made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.

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During the term of the Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charges applicable to Class L shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Funds to sell the amount specified in the Letter.

If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, a financial intermediary shall return to the Distributor the excess commission previously paid to the financial intermediary during the 13-month period.

If the amount specified in the Letter is not purchased, the shareholder shall remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class L shares to equal such difference. The additional amount of a financial intermediary’s commission from the applicable offering price shall be remitted by the Distributor to the financial intermediary.

Additional information about, and terms of, Letters of Intent are available from a financial intermediary, or from the Transfer Agent at 1-855-439-5459.

Reinstatement Privilege (Class L and Class C Shares Only)

A shareholder who has redeemed Class L or Class C shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class L shares or Class C shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by MML Advisers or the Distributor of a reinstatement request and receipt by the Transfer Agent of payment for such shares. The Distributor will not pay a financial intermediary a commission on any reinvested amount. Any contingent deferred sales charge (“CDSC”) paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact MML Advisers, the Distributor, or a financial intermediary. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax adviser.

Privileges of Financial Intermediaries

Class L shares of a Fund may be sold at NAV, without a sales charge, to registered representatives and employees of financial intermediaries (including their affiliates) and such persons’ families and their beneficial accounts.

Sponsored Arrangements

Class L shares of a Fund may be purchased at a reduced or zero sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members, or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence, and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

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Class L shares of a Fund also may be purchased at a reduced or zero sales charge by (i) clients of any financial intermediary that has entered into an agreement with MML Advisers or the Distributor pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of any financial intermediary that has entered into an agreement with MML Advisers or the Distributor pursuant to which such financial intermediary offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in employer-sponsored retirement plans (e.g. 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, and defined benefit plans). For purposes of this waiver, employer-sponsored retirement plans do not include Simplified Employee Pension Plan IRAs (“SEP IRAs”), Simple IRAs, Salary Reduction Simplified Employee Pension Plans (“SAR-SEPs”), or Keogh plans.

Waiver of CDSCs

CDSCs may be waived on redemptions in the following situations with the proper documentation:

(1)	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”), or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class L or Class C shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

(2)	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

(3)	Death of a Trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase of shares, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

(4)	Return of Excess Contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

(5)	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the plan document).

The CDSC also may be waived if a financial intermediary agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

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SECURITIES LENDING

State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Agency Agreement (“Securities Lending Agreement”). State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. State Street determines whether a loan shall be made per the agreed upon parameters with the Trust and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities are credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day in order to maintain the value of the collateral at no less than 102% (for domestic) and 105% (for foreign) of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds daily, monthly, and quarterly statements describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program. The Board receives information quarterly describing the outstanding loans and income made on such loans during the period.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.

VALUATION OF PORTFOLIO SECURITIES

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

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Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Board at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

1 The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Board may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

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The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs.

The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.

TAXATION

Taxation of the Funds: In General

Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, a Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from:

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, if any, for such year in a manner qualifying for the dividends-paid deduction; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year:

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer; and

(ii)	not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

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For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships, as described further below. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.

The 90% gross income requirement described in (a) above and the diversification test described in (c) above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in commodities, commodities-related investments, and MLPs.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to shareholders taxed as individuals. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

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In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. See the most recent annual shareholder report for each Fund’s capital loss carryforwards as of the end of its most recently ended fiscal year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. The “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or November 30 or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or November 30, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end, no such gains or losses will be so treated. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of this practice.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

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Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long a shareholder has owned (or is deemed to have owned) his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

The IRS and the Department of the Treasury have issued proposed regulations that would impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to be derived from qualified dividend income.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the dividends-received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to qualify for the dividends-received deduction.

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A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in and with respect to any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of Fund shares held by a shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed, or exchanged. See the Funds’ Prospectus for more information.

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Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend in part upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If the rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID, or acquisition discount (very generally, the excess of the stated redemption price over the purchase price) in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.

As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

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Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount; whether and to what extent a Fund should recognize market discount on such a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Investments in Regulated Investment Companies and Other Investment Funds

To the extent a Fund invests its assets in shares of ETFs or other investment companies that are regulated investment companies (“underlying funds”), its distributable income and gains will normally consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. To the extent that such an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses to offset capital gains the Fund realized from other sources until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment (although such losses of an underlying fund may reduce distributions to the Fund from that underlying fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an underlying fund, a portion of its loss may be recognized as a long-term capital loss, which the Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by the underlying fund).

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds. For similar reasons, the character of distributions from the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds. Investing through underlying funds can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by a regulated investment company in which its invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxes and Investments” below.

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To the extent a Fund invests in commodity-related ETFs that qualify as qualified publicly traded partnerships, the net income derived from such ETFs will constitute qualifying income for purposes of the 90% gross income test (as noted above). If such an ETF were to fail to qualify as a qualified publicly traded partnership, a portion of the gross income derived from that ETF could constitute nonqualifying income to the Fund for purposes of the 90% gross income test.

The foregoing is only a general description of certain federal tax consequences of investing in ETFs and other underlying funds.

Foreign Taxes and Investments

Income proceeds and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. A Fund that makes the election referred to above will notify its shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by the Fund to foreign countries.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75% or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to make an election that would avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and other charges described above in some instances.

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Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Certain Investments in Real Estate Investment Trusts

If a Fund invests in equity securities of REITs, such investments may result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain Investments in Mortgage-Related Securities

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income that is attributable to a REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Unrelated Business Taxable Income

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

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Investments in MLPs

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders, when distributed to them, as ordinary income.

As noted above, certain of the MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.

Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund's investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Non U.S. Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

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The exceptions to withholding for short-term capital gain dividends and capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.

The exception to withholding for “interest-related dividends” does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.

If a Fund invests in a regulated investment company that pays capital gain dividends, short-term capital gain dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders.

A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal income tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

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If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Beneficial holders that are foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.

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EXPERTS

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. For periods prior to the Reorganization Date, such information is based on the financial performance of each of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Emerging Markets Debt Blended Total Return Fund and Barings Global Emerging Markets Equity Fund, as applicable (each, a “Predecessor Fund” and together, the “Predecessor Funds”). Certain information reflects the financial results for a single share. The total returns in the table represent the rate of return that an investor would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and/or distributions). For fiscal years ended June 30, 2020, June 30, 2019, June 30, 2018, June 30, 2017, and June 30, 2016, the information has been audited by Deloitte & Touche LLP, whose report, along with the Predecessor Funds’ financial statements, is included in the Predecessor Funds’ Annual Report, which is available upon request. Information provided for the period ended December 31, 2020 is derived from the Predecessor Funds’ unaudited financial statements which are included in the Predecessor Funds’ unaudited Semi-Annual Report dated December 31, 2020 and is available upon request.

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APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

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AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

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A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

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APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Advantage Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with the exception of any “Fund of Funds,” “Feeder Funds,” or “Special Situations” where the Adviser is in the best position to vote the proxy) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I. GENERAL PRINCIPLES

In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II. SUBADVISERS

1.       The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.

2.       The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.

3.       The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.

4.       The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.

III. THE FUNDS AND ADVISER

1.       The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.

2.       The Trustees of the Funds will not vote proxies on behalf of the Funds or the Series.

3.       The Adviser will not vote proxies on behalf of the Funds or the Series, except that the Adviser will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser or in Special Situations.

4.       Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters, and the Adviser, on behalf of the Feeder Fund, will cast its votes in proportion to the votes received from the Feeder Fund’s shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders), or the Adviser, on behalf of the Feeder Fund, will cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at https://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MML INVESTMENT ADVISERS, LLC

As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,

MassMutual Advantage Funds, MML Series Investment Fund and MML Series Investment Fund II

([   ], 2021)

General Overview

Policy

It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.

Background

MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. With the exception of one Fund of Funds, the Funds of Funds may invest in other series of the Trusts, mutual funds advised by affiliates of MML Investment Advisers, and mutual funds or exchange traded funds advised by an unaffiliated investment adviser. With respect to the noted exception, that fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.

MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.

Procedure

1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

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3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; or (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund.

5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.

6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

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Operating Procedures

MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.

All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or his/her designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention

The Investment Management team will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;

•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•	A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•	A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

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BARINGS LLC

GLOBAL PROXY VOTING POLICY

Key Points

•	Barings LLC (“Barings”) has established a Proxy Voting Policy to establish the manner in which Barings fulfills its proxy voting responsibilities and complies with applicable regulations

•	Any proxies received by Barings should be forwarded as soon as possible to the Proxy Voting Team for timely processing and voting

•	Barings has a responsibility to oversee any service providers it may engage to facilitate proxy voting on behalf of its clients

Introduction/Policy Statement

As an investment adviser or manager, Barings has a fiduciary duty to vote proxies on behalf of its clients (“Clients”). Regulations that apply to Barings, including Rule 206(4)-6 of the Investment Advisers Act of 1940 applicable to US regulated investment advisers, requires that Barings adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of its Clients. The policies and procedures must:

•	Describe how Barings addresses material conflicts that may arise between Barings’ interests and those of its Clients;

•	Disclose to Clients how they may obtain information regarding how Barings voted with respect to their securities; and

•	Describe to Clients Barings’ proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

The purpose of this Global Proxy Voting Policy (“Policy”) is to establish the manner in which Barings will fulfill its proxy voting responsibilities and comply with applicable regulatory requirements. Barings understands that voting proxies is part of its investment advisory and management responsibilities and believes that as a general principle proxies should be acted upon (voted or abstained) solely in the best interests of its Clients (i.e., in a manner that is most likely to enhance the economic value of the underlying securities held in Client accounts).

No Barings associate (“Associate”), officer, board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Policy) can influence how Barings votes proxies, unless such person has been requested to provide assistance from an authorized investment person or designee (“Proxy Analyst”) or from a member of the Trading Practices Committee and has disclosed any known Material Conflict, as discussed in the Procedures section below.

Requirements

Standard Proxy Procedures

Barings engages a proxy voting service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider, a recognized authority on proxy voting and corporate governance, provides research and recommendations (including environmental, social and governance topics) on proxies to Barings as its research provider (“Research Provider”). Barings’ policy is to generally vote all Client proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in the absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there may be times when it is in the best interests of Clients to vote proxies, (i) against the Research Provider’s recommendations; or (ii) in instances where the Research Provider has not provided a recommendation, against the Guidelines. Barings can vote, in whole or part, against the Research Provider’s recommendations or Guidelines as it deems appropriate. Procedures are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of Clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of this Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or Associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

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Review of Service Provider/Research Provider

In determining whether to retain, or continue the retention of, the Service Provider and/or Research Provider Barings should consider, among other things:

•	if the Service Provider and/or Research Provider have the capacity and competency to adequately analyze the matters for which Barings is responsible for voting by, for example, reviewing the adequacy and quality of the Service Provider’s and/or Research Provider’s staffing, personnel, and/or technology;

•	if the Research Provider has an effective process for seeking timely input from issuers and Research Provider clients with respect to such matters as its proxy voting policies, methodologies, and if applicable, its peer group constructions. If peer group comparisons are a component of the Research Provider’s substantive evaluation, Barings should consider how the Research Provider incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, and how, in constructing peer groups, the Research Provider takes into account the unique characteristics regarding the issuer, to the extent available, such as the issuer’s size; its governance structure; its industry and any particular practices unique to that industry; and its history;

•	whether the Research Provider has adequately disclosed to Barings its methodologies in formulating voting recommendations, such that Barings can understand the factors underlying the Research Provider’s voting recommendations. In addition, Barings should consider the nature of any third-party information sources that the Research Provider uses as a basis for its voting recommendations;

•	whether the Research Provider has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest, including (1) conflicts relating to the provision of proxy voting recommendations and proxy voting services generally, (2) conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and (3) conflicts presented by certain affiliations;

•	the effectiveness of the Research Provider’s firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. In assessing such matters, Barings should consider: the Research Provider’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner; and

•	Barings should consider requiring the Research Provider to update Barings regarding business changes Barings considers relevant (i.e., with respect to the Research Provider’s capacity and competency to provide independent proxy voting advice or carry out voting instructions), and should consider whether the Research Provider appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

Other Considerations

There could be circumstances where Barings is unable or determines not to vote a proxy on behalf of its Clients. The following is a non-inclusive list of examples whereby Barings may decide not to vote proxies on behalf of its Clients:

•	The cost of voting a proxy for a foreign security outweighs the expected benefit to the Client, so long as refraining from voting does not materially harm the Client;

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•	Barings is not given enough time to process the vote (i.e., receives a meeting notice and proxy from the issuer too late to permit voting);

•	Barings may hold shares on a company’s record date, but sells them prior to the company’s meeting date;

•	Barings has outstanding sell orders on a particular security and the decision to refrain from voting may be made in order to facilitate such sale;

•	The underlying securities have been lent out pursuant to a security lending program; or

•	The company has participated in share blocking, which would prohibit Barings ability to trade or loan shares for a period of time.

Administration of Proxy Voting

Barings has designated the Proxy Voting Team to ensure the responsibilities set forth in this Policy are satisfied.

Handling of Proxies

Proxy statements and ballots are typically routed directly to Barings’ proxy voting Service Provider. In the event that an Associate receives a proxy statement or ballot, the Associate should immediately forward the statement or ballot to the Proxy Voting Team who will record receipt of the proxy, route the materials for review, maintain a record of all action taken and process votes.

Voting of Proxies

Typically, Barings will vote all Client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendation or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Policy; or (ii) a Proxy Analyst determines that it is in the Clients’ best interests to vote against the Research Provider’s recommendation or Guidelines. In the event a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Voting Team will vote the proxy in accordance with the Proxy Analyst’s recommendation so long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Voting Team. If a Material Conflict is identified by a Proxy Analyst or the Proxy Voting Team, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve the Clients’ best interests.

Pre-vote communications with proxy-solicitors are prohibited. In the event that a pre-vote communication occurs, it should be reported to the Trading Practices Committee, the relevant Head of Compliance and/or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to the relevant Head of Compliance and/or General Counsel, or the respective designees.

Oversight

Barings’ Trading Practices Committee is responsible for (i) at least annually, reviewing and recommending changes as needed to the Policy including but not limited to how proxies are processed, to ensure that the Policy serves its intended purpose; (ii) approving proxy voting forms as needed; and (iii) reviewing any proposed changes to disclosures. In addition to the above, the Proxy Voting Team will provide materials to the Barings’ Trading Practices Committee on the following matters:

•	The extent to which potential credible factual errors, potential incompleteness, or potential methodological weaknesses in the Service Provider and or Research Provider (that Barings becomes aware of and deems relevant) are materially affecting the research or recommendations that Barings used or is using in voting;

•	Confirm to the Trading Practices Committee that it believes that Barings is casting votes on behalf of its clients consistently with the Policy. This confirmation will be based on the Proxy Voting Team, at least annually, sampling the proxy votes cast on behalf of its clients. The review will consist of sampling of proxy votes that relate to proposals that may require more issuer-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations) and providing the results of this testing to the Trading Practices Committee;

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•	Periodically reviewing the Service Provider’s guidelines used in the voting of proxies and notify the Trading Practices Committee of any material changes;

•	Confirm that Barings is casting votes when a conflict of interest exists in compliance with the Policy;

•	Escalating any issues relating to proxy voting identified during internal or external audits or assessments or reviews to Trading Practices Committee; and

•	In circumstances where either the Proxy Voting Team has not provided a recommendation or has not contemplated an issue within its Guidelines and the proxy is analyzed on a case-by-case basis, or the matter subject to the proxy was contested or highly controversial, considering whether a higher degree of analysis was necessary to assess whether any votes cast on behalf of Barings’ clients were cast in the clients’ best interest.

New Account Procedures

Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with its Policy. In the event that an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the Client as to their voting preference. However, when the Client does not provide written instructions as to their voting preference, Barings will assume proxy voting responsibilities. In the event that a Client makes a written request regarding proxy voting, Barings will vote as instructed.

Required Disclosures and Client Request for Information

Barings will include a summary of this Policy in the Form ADV Part 2A for its US registered investment advisers, as well as provide instructions as to how a Client may request a copy of this Policy and/or a record of how Barings voted the Client’s proxies. Requests will be directed to the Proxy Voting Team, who will provide the information to the appropriate client service representative in order to respond to the Client in a timely manner.

Conflict Resolution and Escalation Process

Associates should immediately report any issues they believe are a potential or actual breach of this Policy to their relevant business unit management and to the relevant Chief Compliance Officer (or relevant designee). The relevant Chief Compliance Officer (or relevant designee) will review the matter and determine whether the issue is an actual breach and whether to grant an exception, and/or the appropriate course of action. When making such determination, the relevant Chief Compliance Officer (or relevant designee) may, as part of his/her review, discuss the matter with relevant business unit management, members of the Senior Leadership Team, governance committees or other parties (i.e. legal counsel, auditor, etc.).

The relevant Compliance Department can grant exceptions to any provision of this Policy so long as such exceptions are consistent with the purpose of the Policy and applicable law, are documented and such documentation is retained for the required retention period. Any questions regarding the applicability of this Policy should be directed to the appropriate Compliance Department or the relevant Chief Compliance Officer (or relevant designee)

Books and Records Retained

The table below identifies each Record that is required to be retained as it relates to this Policy unless a different retention period is required by local regulations in the relevant jurisdiction. Records may be unique to the relevant jurisdiction or combined with records maintained by Barings.

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Description/ Requirement	Barings Record	Creator	Owner	Retention Period	Source
The Trading Practices Committee review of Policy, proxy activity, and approval of Proxy Voting Forms	Trading Practices Committee meeting materials	Proxy Voting Team	Trading Practices Committee Chairperson	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Proxy statements, research, recommendations, and records of votes cast	Proxy Records	Service Provider or Proxy Voting Team	Service Provider or Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Proxy Voting Forms (including supporting documentation used in deciding how to vote)	Proxy Voting Forms	Proxy Voting Team and/or Proxy Analyst	Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers
Client written requests for proxy voting information and responses thereto	Client Proxy Requests	Proxy Voting Team	Proxy Voting Team	7 Years	Barings Policy Requirement and Investment Advisers Act of 1940, Rule 206(4)-6 Barings Policy requirement for Barings US regulated Advisers

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Description/ Requirement	Barings Record	Creator	Owner	Retention Period	Source
Form N-PX, for proxies voted on behalf of an investment company for which Barings serves as investment adviser and is responsible for making such filing on behalf of its Clients	Form N-PX	Proxy Voting Team	Legal Department	7 Years	Barings Policy requirement and Investment Advisers Act of 1940, Rule 206(4)-6 for Barings US regulated Advisers Rule 30b1-4
The Proxy Voting Policy, associated procedures and any amendments thereto	Proxy Voting Policy	Compliance Department	Compliance Department	7 Years	Barings Policy requirement
A copy of the Research Provider’s proxy voting guidelines	Research Provider's Proxy Voting Guidelines	Research Provider	Proxy Voting Team	7 Years	Barings Policy requirement

Original Date of Policy: October 2004 (Barings)

Last Revision Date: March 2021

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APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Barings LLC

Baring International Investment Limited

The portfolio managers of the Global Floating Rate Fund are Sean M. Feeley, Martin Horne, Tom McDonnell, David Mihalick, and Chris Sawyer.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Sean M. Feeley
Registered Investment Companies**	8	$1,940	0	$0
Other Pooled Investment Vehicles	8	$3,193	0	$0
Other Accounts	24	$3,986	0	$0
Martin Horne
Registered Investment Companies**	1	$174	0	$0
Other Pooled Investment Vehicles	4	$11,873	0	$0
Other Accounts	5	$851	0	$0
Tom McDonnell
Registered Investment Companies**	1	$174	0	$0
Other Pooled Investment Vehicles	7	$11,615	0	$0
Other Accounts	26	$5,280	0	$0
David Mihalick
Registered Investment Companies**	2	$226	0	$0
Other Pooled Investment Vehicles	2	$3,868	0	$0
Other Accounts	8	$1,171	0	$0
Chris Sawyer
Registered Investment Companies**	1	$0	0	$0
Other Pooled Investment Vehicles	12	$16,646	0	$0
Other Accounts	8	$1,749	0	$0

*       The information provided is as of March 31, 2021.

**       Does not include the Global Floating Rate Fund.

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Ownership of Securities:

As of March 31, 2021, the portfolio managers did not own any shares of the Global Floating Rate Fund. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of the Global Credit Income Opportunities Fund are Sean M. Feeley, Martin Horne, Omotunde Lawal, Tom McDonnell, David Mihalick, Scott D. Roth, and Chris Sawyer.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Sean M. Feeley
Registered Investment Companies**	8	$2,073	0	$0
Other Pooled Investment Vehicles	8	$3,193	0	$0
Other Accounts	24	$3,986	0	$0
Martin Horne
Registered Investment Companies**	1	$307	0	$0
Other Pooled Investment Vehicles	4	$11,873	0	$0
Other Accounts	5	$851	0	$0
Omotunde Lawal
Registered Investment Companies**	0	$0	0	$0
Other Pooled Investment Vehicles	2	$231	0	$0
Other Accounts	8	$7,435	0	$0
Tom McDonnell
Registered Investment Companies**	1	$307	0	$0
Other Pooled Investment Vehicles	7	$11,615	0	$0
Other Accounts	26	$5,280	0	$0
David Mihalick
Registered Investment Companies**	2	$360	0	$0
Other Pooled Investment Vehicles	2	$3,868	0	$0
Other Accounts	8	$1,171	0	$0
Scott D. Roth
Registered Investment Companies**	5	$1,261	0	$0
Other Pooled Investment Vehicles	12	$5,098	0	$0
Other Accounts	21	$4,606	0	$0
Chris Sawyer
Registered Investment Companies**	1	$307	0	$0
Other Pooled Investment Vehicles	12	$16,646	0	$0
Other Accounts	8	$1,749	0	$0

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*       The information provided is as of March 31, 2021.

**       Does not include the Global Credit Income Opportunities Fund.

Ownership of Securities:

As of March 31, 2021, the portfolio managers did not own any shares of the Global Credit Income Opportunities Fund. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of the Emerging Markets Debt Blended Total Return Fund are Ricardo Androgué, Cem Karacadag, and Natalia Krol.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ricardo Androgué
Registered Investment Companies**	3	$155	0	$0
Other Pooled Investment Vehicles	5	$6,342	0	$0
Other Accounts	9	$1,309	0	$0
Cem Karacadag
Registered Investment Companies**	1	$28	0	$0
Other Pooled Investment Vehicles	4	$5,360	0	$0
Other Accounts	7	$2,330	0	$0
Natalia Krol
Registered Investment Companies**	1	$47	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$2,083	0	$0

*       The information provided is as of March 31, 2021.

**       Does not include the Emerging Markets Debt Blended Total Return Fund.

Ownership of Securities:

As of March 31, 2021, Cem Karacadag and Natalia Krol did not own any shares of the Emerging Markets Debt Blended Total Return Fund. Mr. Karacadag and Ms. Krol do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan. As of March 31, 2021, Ricardo Androgué owned between $500,001-$1,000,000 in shares of the Emerging Markets Debt Blended Total Return Fund.

The portfolio managers of the Global Emerging Markets Equity Fund are Isabelle Irish, Michael Levy, and William Palmer.

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Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Isabelle Irish
Registered Investment Companies**	2	$872	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$103	0	$0
Michael Levy
Registered Investment Companies**	1	$661	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$103	0	$0
William Palmer
Registered Investment Companies**	1	$661	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$103	0	$0

*       The information provided is as of March 31, 2021.

**       Does not include the Global Emerging Markets Equity Fund.

Ownership of Securities:

As of March 31, 2021, the portfolio managers did not own any shares of the Global Emerging Markets Equity Fund. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.

Conflicts of Interest:

The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a fund because the account pays Barings a performance-based fee or the portfolio manager, Barings or an affiliate has an interest in the account. Barings has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Barings or an affiliate, and whether the account is public, private, proprietary or third party.

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Potential material conflicts of interest may also arise related to the knowledge and timing of a fund’s trades, investment opportunities and broker selection. Portfolio managers may have information about the size, timing and possible market impact of a fund’s trades. It is theoretically possible that portfolio managers could use this information for their personal advantage and/or the advantage of other accounts they manage, or to the possible detriment of a fund. For example, a portfolio manager could front run a fund’s trade or short sell a security for an account immediately prior to a fund’s sale of that security. To address these conflicts, Barings has adopted policies and procedures governing employees’ personal securities transactions, the use of short sales, and trading between the fund and other accounts managed by the portfolio manager or accounts owned by Barings or its affiliates.

With respect to securities transactions for the funds, Barings determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Barings manages certain other accounts, however, where Barings may be limited by the client with respect to the selection of brokers or directed to trade such client’s transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Barings has policies and procedures that address best execution and directed brokerage.

A portfolio manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.

Compensation

The discussion below describes the portfolio managers’ compensation as of March 31, 2021.

Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary, and a discretionary, performance-driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms and subsidiaries to ensure that Barings’ compensation is competitive with industry standards.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio managers may receive a yearly bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a portfolio manager, ii) financial performance of Barings, iii) client satisfaction, and iv) teamwork.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Barings’ overall earnings. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

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APPENDIX B

STATEMENT OF ADDITIONAL INFORMATION OF MassMutual Premier Funds

MASSMUTUAL PREMIER FUNDS

100 BRIGHT MEADOW BLVD.

ENFIELD, CONNECTICUT 06082-1981

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL PREMIER FUNDS (THE “TRUST”) DATED FEBRUARY 1, 2021, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE TRUST’S ANNUAL REPORT AS OF SEPTEMBER 30, 2020 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to the following Funds:

Fund Name	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MassMutual Premier U.S. Government Money Market Fund		MKSXX
MassMutual Premier Short-Duration Bond Fund	MSTZX	MSTDX	MSBYX	MSTLX	MSHAX	MPSDX	MSDNX
MassMutual Premier Inflation-Protected and Income Fund	MIPZX	MIPSX	MIPYX	MIPLX	MPSAX	MIPRX	MIPNX
MassMutual Premier Core Bond Fund	MCZZX	MCBDX	MCBYX	MCBLX	MMCBX	MCZRX	MCBNX
MassMutual Premier Diversified Bond Fund	MDBZX	MDBSX	MDBYX	MDBLX	MDVAX	MDBFX	MDBNX
MassMutual Premier High Yield Fund	MPHZX	MPHSX	DLHYX	MPHLX	MPHAX	MPHRX	MPHNX
MassMutual Premier Balanced Fund	MBBIX	MBLDX	MBAYX	MMBLX	MMBDX	MBBRX	MMBRX
MassMutual Premier Disciplined Value Fund	MPIVX	MEPSX	DENVX	MPILX	MEPAX	MPIRX	MPINX
MassMutual Premier Main Street Fund	MSZIX	MMSSX	MMSYX	MMSLX	MSSAX	MSSRX	MMSNX
MassMutual Premier Disciplined Growth Fund	MPDIX	MPGSX	DEIGX	MPGLX	MPGAX	MPDGX	MPDRX
MassMutual Premier Small Cap Opportunities Fund	MSOOX	MSCDX	MSVYX	MSCLX	DLBMX	MOORX	MCCRX
MassMutual Premier Global Fund	MGFZX	MGFSX	MGFYX	MGFLX	MGFAX	MGFRX	MGFNX
MassMutual Premier International Equity Fund	MIZIX	MIEDX	MYIEX	MIELX	MMIAX	MEIRX	MEERX
MassMutual Premier Strategic Emerging Markets Fund	MPZSX	MPSMX	MPEYX	MPLSX	MPASX	MPRSX	MPZRX

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated February 1, 2021

GENERAL INFORMATION

MassMutual Premier Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 14 diversified series of the Trust: (1) MassMutual Premier U.S. Government Money Market Fund (“U.S. Government Money Market Fund”), (2) MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”), (3) MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”), (4) MassMutual Premier Core Bond Fund (“Core Bond Fund”), (5) MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”), (6) MassMutual Premier High Yield Fund (“High Yield Fund”), (7) MassMutual Premier Balanced Fund (“Balanced Fund”), (8) MassMutual Premier Disciplined Value Fund (“Disciplined Value Fund”), (9) MassMutual Premier Main Street Fund (“Main Street Fund”), (10) MassMutual Premier Disciplined Growth Fund (“Disciplined Growth Fund”), (11) MassMutual Premier Small Cap Opportunities Fund (“Small Cap Opportunities Fund”), (12) MassMutual Premier Global Fund (“Global Fund”), (13) MassMutual Premier International Equity Fund (“International Equity Fund”), and (14) MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 14 separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is MML Investment Advisers, LLC (“MML Advisers”). The subadviser for the U.S. Government Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, and High Yield Fund is Barings LLC (“Barings”). Barings is an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The subadviser for the Balanced Fund, Main Street Fund, Small Cap Opportunities Fund, Global Fund, and Strategic Emerging Markets Fund is Invesco Advisers, Inc. (“Invesco”). In addition, Invesco Capital Management LLC (“ICM”) serves as sub-subadviser for the Balanced Fund. The subadviser for the Disciplined Value Fund and Disciplined Growth Fund is Wellington Management Company LLP (“Wellington Management”). The subadvisers for the International Equity Fund are Wellington Management and Thompson, Siegel & Walmsley LLC (“TSW”).

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to Appendix A.

U.S. Government Money Market Fund

For so long as the U.S. Government Money Market Fund values its portfolio instruments on the basis of amortized cost (see “Valuation of Portfolio Securities”), its investments are subject to portfolio maturity, portfolio quality, and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. The U.S. Government Money Market Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, generally must purchase instruments having remaining maturities of thirteen months (generally 397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

The high quality debt instruments in which the U.S. Government Money Market Fund invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. An investment in the U.S. Government Money Market Fund is not without risk. If the U.S. Government Money Market Fund disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. The U.S. Government Money Market Fund will reassess whether a particular security presents minimal credit risks in certain circumstances.

Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. Also, the Fund’s investment adviser and subadviser believe that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of the U.S. Government Money Market Fund’s investment restrictions limit the percentage of the Fund’s assets that may be invested in certain industries or in securities of any issuer. Accordingly, if the Fund has relatively small net assets and net cash flow from sales and redemptions of shares, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.

Balanced Fund

Disclaimer. The “Invesco US Multi-Factor ESG 150 Index” and “Invesco Indexing” are the property of Invesco Indexing LLC and have been licensed for use by ICM.

The shares (“Shares”) of the Balanced Fund (the “Product”) are not sponsored, endorsed, sold or promoted by Invesco Indexing LLC (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Invesco US Multi-Factor ESG 150 Index to track general stock market performance. Licensor is an affiliate of ICM and Invesco and its relationship to ICM and Invesco includes the licensing of certain trademarks and trade names of Licensor and of the Invesco US Multi-Factor ESG 150 Index which is determined, composed and calculated by Licensor without regard to ICM, Invesco, the Product or the Shares. Licensor has no obligation to take the needs of the Licensee or the owners of the Shares into consideration in determining, composing or calculating the Invesco US Multi-Factor ESG 150 Index. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Shares. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Shares.

Licensor does not guarantee the accuracy and/or the completeness of the Invesco US Multi-Factor ESG 150 Index and/or any data included therein. Licensor makes no warranty, express or implied, as to results to be obtained by ICM, Invesco, the Product or any owner of the Shares, or any other person or entity from the use of the Invesco US Multi-Factor ESG 150 Index or any data included therein in connection with the rights licensed hereunder or for any other use.

Licensor makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Invesco US Multi-Factor ESG 150 Index or any data included therein. Without limiting any of the foregoing, in no event shall Licensor have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Asset-Based Securities

A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.

Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.

Bank Capital Securities

A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

Below Investment Grade Debt Securities

A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)

Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).

Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default by an issuer of below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as futures contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash and Short-Term Debt Securities

Money Market Instruments Generally. The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.

The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments, and Temporary Investments. The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Commodities

A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, epidemics, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company for federal income tax purposes, and can bear on the Fund’s ability to qualify as such.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Cyber Security and Technology

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Debtor-in-Possession Financings

The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.

Derivatives

General. Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

A Fund may be subject to the credit risk of its counterparty to derivative transactions (including repurchase and reverse repurchase agreements) and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a transaction. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

A Fund may enter into cleared derivatives transactions and/or exchange-traded futures contracts. When a Fund enters into a cleared derivative transaction and/or an exchange-traded futures contract, it is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position. The clearing member or the clearinghouse could also fail to perform its obligations, causing losses to the Fund. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses and clearing members. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing member is required to maintain customers’ assets in omnibus accounts for all of its customers segregated from the clearing member’s proprietary assets. If, for example, a clearing member fails to segregate customer assets, is unable to satisfy a substantial deficit in a customer account, or in the event of fraud or misappropriation of customer assets by a clearing member, clearing member customers may be subject to risk of loss of their funds in the event of that clearing member’s bankruptcy. A Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers. It is not entirely clear how an insolvency proceeding of a clearinghouse, or the clearing member through which the Fund holds its positions at a clearinghouse, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearinghouse or clearing member would have on the financial system more generally.

U.S. and non-U.S. legislative and governmental authorities, various exchanges, and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. Such legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, and may cause uncertainty in the markets for a variety of derivative instruments. It is also possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. For example, the SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The ultimate impact, if any, of the regulation remains unclear, but the new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4), however, are not subject to the full requirements under the rule. Legislative and regulatory measures like this and others are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.

Additionally, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In addition, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Currency Forward and Futures Contracts. A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to credit risk with respect to its counterparty, whereas foreign currency futures contracts are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position as well as the risk that the clearing member or the clearinghouse could also fail to perform its obligations.

At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearinghouse associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although certain options on foreign currencies may be listed on several exchanges. Although such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements. A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the clearing members (i.e., futures commission merchants) and clearing organizations involved in the transactions.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction offsets the obligation to make or take delivery. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

The investment adviser has claimed with respect to each Fund an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. For the investment adviser to be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable with respect to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect a Fund’s total return.

Margin Payments. When a Fund purchases or sells a financial futures contract, it is required to deposit with the clearing member an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the clearing member occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the clearing member a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The clearing member then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Swaps. Options on swaps (“swaptions”) are similar to options on securities except that they are traded over-the-counter (i.e., not on an exchange) and the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swaption contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the swaption contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.

Special Risks of Transactions in Financial Futures Contracts and Related Options. Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity Risks. Positions in financial futures contracts may be closed out only on the exchange on which such contract is listed. Although the Funds intend to purchase or sell financial futures contracts for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.

A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

When a Fund enters into swap agreements, it is subject to the credit risk of its counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the agreement. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A Fund may write call options on portfolio securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put Options. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing Put and Call Options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on Foreign Securities. A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on Securities Indexes. A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.

Risks Involved in the Sale of Options. The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-Counter Options. A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.

A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.

A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.

There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.

When a Fund invests in a hybrid instrument, it also takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.

Structured Investments

A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.

Commodity-Linked “Structured” Securities. Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.

Credit-Linked Securities. Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.

Event-Linked Securities. Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.

Structured Hybrid Instruments. Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.

Recently finalized Financial Industry Regulatory Authority (FINRA) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. As of the date of this SAI, additional revisions to these FINRA rules are anticipated. It is not clear when the rules will be implemented and what effect the revisions will have on the Funds.

Distressed Securities

A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.

Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

•	Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•	The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange Traded Notes (ETNs)

ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.

A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.

Financial Services Companies

A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of debt securities, and a decline in interest rates will generally increase the value of debt securities. In addition, debt securities are subject to the ability of the issuer to make payment at maturity.

To the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)    the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.

Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice, and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries, and are more susceptible to environmental problems. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.

A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may have less stringent investor protection and disclosure standards, and may be less liquid and more volatile than securities of comparable domestic issuers. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of material financial information about such companies and its reliability may be limited since such companies are generally not subject to the same regulatory, accounting, auditing, or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice, and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Risk of Investing in China through Stock Connect. China A-shares are equity securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems.

Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.

Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible A-shares must be settled in Chinese currency, the renminbi (“RMB”), investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in A-shares. A Fund may also incur conversion costs.

A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.

A Fund’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund carries out Northbound Trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.

Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearinghouse. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.

The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an on-going basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

A -Share Market Suspension Risk. A-shares may only be bought from, or sold to, a Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.

Health Care Companies

A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets (5% of its total assets in the case of the U.S. Government Money Market Fund) in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.

The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.

IPOs and Other Limited Opportunities

A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Master Limited Partnerships

A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.

A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019 Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.

CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.

Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.

A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.

For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.

CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•	Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021, and it is expected that LIBOR will cease to be published after that time. A Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

•	Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•	Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage.

Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•	Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, as well as private investment vehicles. Provisions of the 1940 Act may limit the ability of a Fund to invest in certain registered investment companies or private investment vehicles or may limit the amount of its assets that a Fund may invest in any investment vehicle.

A Fund may, for example, invest in other open or closed-end investment companies, including ETFs, during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly. As a shareholder in an investment vehicle, a Fund would bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).

If a Fund invests in another investment vehicle, it is exposed to the risk that the other investment vehicle will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other investment vehicle. In addition, lack of liquidity in the other investment vehicle could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment vehicle at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times. The investment policies and limitations of the other registered investment company or private investment vehicle may not be the same as those of the investing Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another investment vehicle. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund’s investment adviser or subadviser or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle. The investment adviser or subadviser will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments— the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Portfolio Management

A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.

Portfolio Turnover

Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of taxable capital gains. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are treated as ordinary income when distributed to shareholders. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate-Related Investments; Real Estate Investment Trusts

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements and Treasury Rolls

A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.

Securities Lending

A Fund, with the exception of the U.S. Government Money Market Fund, may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights, or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.

A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

Terrorism, War, Natural Disasters, and Epidemics

Terrorism, war, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis, and weather-related phenomena generally, as well as widespread epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the continuing spread of an infectious respiratory illness caused by the novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, and may adversely affect the Funds’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, and disruptions to business operations (including staff reductions), supply chains, and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment.

The COVID-19 virus has negatively affected, and will likely continue to affect negatively, the global economy, the economies of many countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. In addition, actions taken by governmental and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 outbreak, including significant fiscal and monetary policy changes, have affected, and likely will continue to affect, the values, volatility, and liquidity of securities or other assets. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems, financial systems and institutions, and government institutions. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in, among other things, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could have a significant adverse effect on a Fund’s performance and have the potential to impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, adversely affect the values and liquidity of a Fund’s investments, and negatively impact a Fund’s performance and a shareholder’s investment in a Fund. Other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors, and the health of the markets generally in potentially significant and unforeseen ways.

Trade Claims

A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.

Trust Preferred Securities

Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser(s), as applicable, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser(s), as applicable, are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser(’s/s’), as applicable, policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semiannual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings (with the exception of the U.S. Government Money Market Fund) are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at http://www.sec.gov. In addition, the Funds’ annual and semiannual reports and complete schedule of portfolio holdings from their filings on Form N-PORT for the first and third quarters of each fiscal year are made available to shareholders at http://www.massmutual.com/funds after the end of the applicable quarter. The Funds’ annual and semiannual reports are also mailed to shareholders after the end of the applicable quarter. In addition, the U.S. Government Money Market Fund files its portfolio holdings with the SEC for each month on Form N-MFP no later than the fifth business day after the end of the applicable month. The information in Form N-MFP is immediately made publicly available by the SEC after it has been filed.

The Funds’ (other than the U.S. Government Money Market Fund) most recent portfolio holdings as of the end of each quarter are available on http://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting. As required by Rule 2a-7 under the 1940 Act, the U.S. Government Money Market Fund’s monthly portfolio holdings and certain other information about the Fund, including its dollar-weighted average maturity and dollar-weighted average life, are available on http://www.massmutual.com/funds within five business days after the end of each month. Such information will generally be available for viewing for at least six months after the posting.

A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal counsel (Ropes & Gray LLP), financial printer (Toppan Merrill, LLC), portfolio liquidity classification vendors, any proxy voting service employed by the Funds, MML Advisers or any of the Funds’ subadviser(s), as applicable, providers of portfolio analysis tools, any pricing services employed by the Funds, and providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

The Funds, the Funds’ investment adviser, or the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser(s), as applicable, believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:

(1)            purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2)            purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3)            purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4)            participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5)            make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6)            borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7)            concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)            There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)            There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

In accordance with such policies, each Fund may not:

(1)            to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)            sell securities short, but reserves the right to sell securities short against the box.

(3)            invest more than 15% of its net assets in illiquid securities (5% of its total assets in the case of the U.S. Government Money Market Fund). This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.

(4)            to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities (5% of its total assets in the case of the U.S. Government Money Market Fund), it would take appropriate orderly steps, as deemed necessary, to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and Barings, Invesco, TSW, and Wellington Management may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations during at least the past five years and their other current principal business affiliations.

The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

Independent Trustees

Allan W. Blair	Trustee of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Year of birth: 1948

Trustee of the Trust since 2012

Trustee of 109 portfolios in fund complex

Retired; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage	Trustee of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981
Year of birth: 1958

Trustee of the Trust since 2003

Trustee of 109 portfolios in fund complex

Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman	Trustee of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981
Year of birth: 1954

Trustee of the Trust since 2004

Trustee of 109 portfolios in fund complex

Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Alan Hunter, Jr.	Chairperson and Trustee of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Year of birth: 1946

Chairperson of the Trust since 2016

Trustee of the Trust since 2012

Trustee of 109 portfolios in fund complex

Retired; Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield	Trustee of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Year of birth: 1951

Trustee of the Trust since 2004

Trustee of 109 portfolios in fund complex

Retired; Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney	Trustee of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981
Year of birth: 1952

Trustee of the Trust since 2012

Trustee of 111 portfolios in fund complex1

Retired; Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

[1]	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

Interested Trustees

Michael R. Fanning[2]	Trustee of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Year of birth: 1963

Trustee of the Trust since 2021

Trustee of 109 portfolios in fund complex

Director (since 2016), MML Advisers; Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Clifford M. Noreen[3]	Trustee of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981
Year of birth: 1957

Trustee of the Trust since 2021

Trustee of 111 portfolios in fund complex4

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Principal Officers

Joseph Fallon	Vice President of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Year of birth: 1975

Officer of the Trust since 2015

Officer of 109 portfolios in fund complex

Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg	Vice President, Secretary, and Chief Legal Officer of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Year of birth: 1966

Officer of the Trust since 2004

Officer of 109 portfolios in fund complex

[2]	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
[3]	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

[4]	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Renee Hitchcock	Chief Financial Officer and Treasurer of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Year of birth: 1970

Officer of the Trust since 2007

Officer of 109 portfolios in fund complex

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

Paul LaPiana	President of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Year of birth: 1969

Officer of the Trust since 2021

Officer of 109 portfolios in fund complex

President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).

Jill Nareau Robert	Vice President and Assistant Secretary of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Year of birth: 1972

Officer of the Trust since 2008

Officer of 109 portfolios in fund complex

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

Douglas Steele	Vice President of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Year of birth: 1975

Officer of the Trust since 2016

Officer of 109 portfolios in fund complex

Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman	Vice President and Chief Compliance Officer of the Trust

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Year of birth: 1964

Officer of the Trust since 2007

Officer of 109 portfolios in fund complex

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.

Each officer and the Chairperson shall hold office at the pleasure of the Trustees.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Allan W. Blair — As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as president and/or CEO of several non-profit and quasi-public organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Michael R. Fanning — As an executive and/or director of financial services and insurance companies, Mr. Fanning has experience with financial, regulatory, and operational issues. He also has served as an audit committee member for financial services and insurance companies. Mr. Fanning holds a BA in Economics and a BA in Organizational Behavior and Management from Brown University.

Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, and as a former managing director, director, and portfolio manager at an investment management firm, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

R. Alan Hunter, Jr. — As the former chairman of the board of non-profit organizations and a former director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

C. Ann Merrifield — As a trustee of a healthcare organization, current and former director of specialty pharmaceutical companies, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for two public life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Clifford M. Noreen — As an executive of financial services companies with over 35 years of investment management experience, a director of several publicly traded and private companies, an investment committee member of two non-profit organizations, and a director and/or officer of various investment companies and private funds, Mr. Noreen has experience with financial, regulatory, and operational issues. Mr. Noreen is a Chartered Financial Analyst. He holds a BA from the University of Massachusetts and an MBA from American International College.

Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.

Board Committees and Meetings

The full Board met six times during the fiscal year ended September 30, 2020.

Audit Committee. The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair and El-Hage and Msses. Furman, Merrifield, and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended September 30, 2020, the Audit Committee met four times.

Nominating and Governance Committee. The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended September 30, 2020, the Nominating and Governance Committee met four times. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.

The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 100 Bright Meadow Blvd., Enfield, CT 06082-1981. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Contract Committee. The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended September 30, 2020, the Contract Committee met twice. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership of Trustees and Officers of the Trust

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2020.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Alan Hunter, Jr.	None	None

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None
Interested Trustees
Michael R. Fanning [1]	None	None
Clifford M. Noreen [1]	None	None

1      Joined the Board as of January 1, 2021.

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2020, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Mr. Fanning, $10,001-$50,000; Ms. Furman, None; Mr. Hunter, None; Ms. Merrifield, None; Mr. Noreen, over $100,000; and Ms. Sweeney, None.

As of January 4, 2021, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2020, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.

Trustee Compensation

Effective January 1, 2021, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $4,200 per quarter plus a fee of $640 per in-person meeting attended plus a fee of $640 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

During 2020, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $4,725 per quarter plus a fee of $720 per in-person meeting attended plus a fee of $720 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2020 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to January 1, 2012, plus interest, to be credited at a rate of interest equal to that of the U.S. Corporate Bond Index as of January 1, 2012, to be reset every two years. Amounts deferred after January 1, 2012, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.

Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair	$25,137	$0	$272,370
Nabil N. El-Hage	$25,815	$(24,496)	$132,567
Michael R. Fanning [1]	$0	$0	$0
Maria D. Furman	$23,552	$2,217	$259,037
Teresa A. Hassara [2]	$0	$0	$0
R. Alan Hunter, Jr.	$31,655	$0	$343,000
Robert E. Joyal [3]	$0	$47,824	$581,166
C. Ann Merrifield	$23,553	$0	$255,220
Clifford M. Noreen [1]	$0	$0	$0
Susan B. Sweeney	$24,868	$0	$394,400

[1]	Joined the Board as of January 1, 2021. Each of Mr. Fanning and Mr. Noreen, as an employee of MassMutual, receives no compensation for his role as a Trustee to the Trust.

[2]	Resigned from the Board as of December 31, 2020. Ms. Hassara, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.
[3]	Retired from the Board as of December 31, 2020.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 4, 2021, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

MassMutual Premier U.S. Government Money Market Fund1

Class	Name and Address of Owner	Percent of Class
Class R5	Massachusetts Mutual Life Insurance Company	50.50%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	44.85%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

MassMutual Premier Short-Duration Bond Fund2

Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company	35.29%
	1295 State Street
	Springfield, MA 01111

	MassMutual Select 20/80 Allocation Fund	16.47%
	1 Iron Street
	Boston, MA 02210

Class	Name and Address of Owner	Percent of Class
	MassMutual Select 40/60 Allocation Fund 1 Iron Street Boston, MA 02210	13.01%

	MassMutual Select 60/40 Allocation Fund 1 Iron Street Boston, MA 02210	7.80%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	5.63%

	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.03%

Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	50.79%

	Matrix Trust Company 717 17th Street Denver, CO 80202	44.02%

Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	98.29%

Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	92.99%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.74%

Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	74.94%

	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	12.36%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.71%

	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.00%

Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	61.22%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	20.19%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	17.96%

Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	71.83%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	10.24%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	10.12%

	Sammons Financial Network 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	7.81%

MassMutual Premier Inflation-Protected and Income Fund3

Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	35.58%

	MassMutual RetireSMARTSM by JPMorgan 2020 Fund 1 Iron Street Boston, MA 02210	12.55%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	11.76%

	MassMutual RetireSMARTSM by JPMorgan In Retirement Fund 1 Iron Street Boston, MA 02210	7.66%

Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	61.88%

	Matrix Trust Company 717 17th Street Denver, CO 80202	27.25%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.60%

Class	Name and Address of Owner	Percent of Class
Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	73.79%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	15.95%

	State Street Bank TTEE and/or Cust 1 Lincoln Street Boston, MA 02210	8.80%

Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	68.90%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	26.20%

Class A	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	48.33%

	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	24.76%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	16.06%

	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.85%

Class R4	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	30.85%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	30.18%

	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	18.26%

	VRSCO FBO AIGFSB Cust TTEE 2727-A Allen Parkway, 4-D1 Houston, TX 77019	9.40%

	State Street Bank TTEE and/or Cust 1 Lincoln Street Boston, MA 02210	8.51%

Class	Name and Address of Owner	Percent of Class
Class R3	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	50.13%

	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	45.00%

MassMutual Premier Core Bond Fund4

Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	30.33%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	12.29%

	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.51%

	MassMutual RetireSMARTSM by JPMorgan 2020 Fund 1 Iron Street Boston, MA 02210	8.90%

	MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	8.45%

	MassMutual RetireSMARTSM by JPMorgan 2025 Fund 1 Iron Street Boston, MA 02210	6.49%

Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	86.14%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.64%

Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	57.82%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	42.18%

Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	85.62%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	14.37%

Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	78.80%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	12.14%

	Matrix Trust Company 717 17th Street Denver, CO 80202	5.25%

Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	63.44%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	30.31%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	6.25%

Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	53.36%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	30.23%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	16.41%

MassMutual Premier Diversified Bond Fund5

Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	46.93%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	45.03%

Class	Name and Address of Owner	Percent of Class
Class R5	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	55.79%

	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	43.29%

Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	68.75%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	31.25%

Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	81.16%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	18.84%

Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	50.61%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	45.56%

Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	43.67%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	28.98%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	27.35%

Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	76.09%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	23.91%

MassMutual Premier High Yield Fund6

Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	32.84%

	MassMutual RetireSMARTSM by JPMorgan 2020 Fund 1 Iron Street Boston, MA 02210	10.27%

	MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	9.41%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.06%

	MassMutual RetireSMARTSM by JPMorgan 2025 Fund 1 Iron Street Boston, MA 02210	6.55%

	MassMutual RetireSMARTSM by JPMorgan In Retirement Fund 1 Iron Street Boston, MA 02210	5.66%

Class R5	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	25.44%

	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	21.24%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	21.04%

	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	15.94%

	PIMS/Prudential Retirement 2041 South Cobalt Point Way Meridian, ID 83642	6.16%

Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	57.98%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	30.42%

Class	Name and Address of Owner	Percent of Class
Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	61.51%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	30.98%

Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	41.32%

	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	37.35%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	16.64%

Class R4	DCGT as Trustee and/or Custodian FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	30.22%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	28.85%

	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	23.02%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	10.52%

	Alerus Financial 2 Pine Tree Drive, Suite 400 St. Paul, MN 55112	5.72%

Class R3	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	57.57%

	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	33.80%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.72%

MassMutual Premier Balanced Fund7

Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	63.59%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	22.96%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	12.19%

Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	97.59%

Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	58.13%

	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	41.87%

Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	98.48%

Class A	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	66.48%

	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	26.88%

	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.64%

Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	74.11%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	20.85%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	5.04%

Class	Name and Address of Owner	Percent of Class
Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	64.13%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	23.90%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	11.88%

MassMutual Premier Disciplined Value Fund8

Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	95.56%

Class R5	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	90.12%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	9.86%

Service Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	94.05%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	5.95%

Administrative Class	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	99.37%

Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	73.18%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	23.66%

Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	65.45%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	34.55%

Class	Name and Address of Owner	Percent of Class
Class R3	Massachusetts Mutual Life Insurance Company	66.31%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	21.51%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

	Talcott Resolution Life Insurance Company	12.18%
	1 Griffin Road North
	Windsor, CT 06095

MassMutual Premier Main Street Fund9

Class	Name and Address of Owner	Percent of Class
Class I	Legg Mason Total Advantage 2035 Fund	18.54%
	110 North Market Street, 9th Floor
	Wilmington, DE 19890

	Legg Mason Total Advantage 2030 Fund	17.78%
	110 North Market Street, 9th Floor
	Wilmington, DE 19890

	Legg Mason Total Advantage 2025 Fund	14.13%
	110 North Market Street, 9th Floor
	Wilmington, DE 19890

	Legg Mason Total Advantage 2040 Fund	11.52%
	110 North Market Street, 9th Floor
	Wilmington, DE 19890

	Massachusetts Mutual Life Insurance Company	10.09%
	1295 State Street
	Springfield, MA 01111

	Legg Mason Total Advantage 2045 Fund	8.54%
	110 North Market Street, 9th Floor
	Wilmington, DE 19890

	Legg Mason Total Advantage 2050 Fund	5.96%
	110 North Market Street, 9th Floor
	Wilmington, DE 19890

Class R5	Massachusetts Mutual Life Insurance Company	97.41%
	1295 State Street
	Springfield, MA 01111

Service Class	Massachusetts Mutual Life Insurance Company	100.00%
	1295 State Street
	Springfield, MA 01111

Administrative Class	Massachusetts Mutual Life Insurance Company	93.79%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	6.21%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Class	Name and Address of Owner	Percent of Class
Class A	Massachusetts Mutual Life Insurance Company	51.52%
	1295 State Street
	Springfield, MA 01111

	National Financial Services LLC	36.68%
	499 Washington Blvd.
	Jersey City, NJ 07310

	Reliance Trust Company	11.80%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Class R4	Talcott Resolution Life Insurance Company	72.56%
	1 Griffin Road North
	Windsor, CT 06095

	Massachusetts Mutual Life Insurance Company	26.00%
	1295 State Street
	Springfield, MA 01111

Class R3	Massachusetts Mutual Life Insurance Company	67.87%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	20.04%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

	Talcott Resolution Life Insurance Company	12.10%
	1 Griffin Road North
	Windsor, CT 06095

MassMutual Premier Disciplined Growth Fund10

Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company	64.61%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	30.85%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Class R5	Massachusetts Mutual Life Insurance Company	82.16%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	16.88%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Service Class	Massachusetts Mutual Life Insurance Company	97.00%
	1295 State Street
	Springfield, MA 01111

Class	Name and Address of Owner	Percent of Class
Administrative Class	Massachusetts Mutual Life Insurance Company	70.57%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	29.43%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Class A	Massachusetts Mutual Life Insurance Company	61.71%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	32.32%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Class R4	Massachusetts Mutual Life Insurance Company	59.62%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	40.38%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Class R3	Massachusetts Mutual Life Insurance Company	93.84%
	1295 State Street
	Springfield, MA 01111

MassMutual Premier Small Cap Opportunities Fund11

Class	Name and Address of Owner	Percent of Class
Class I	Reliance Trust Company	25.98%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

	Massachusetts Mutual Life Insurance Company	20.47%
	1295 State Street
	Springfield, MA 01111

	National Financial Services LLC	18.55%
	499 Washington Blvd.
	Jersey City, NJ 07310

	TIAA, FSB Cust/TTEE	9.35%
	211 North Broadway, Suite 1000
	St. Louis, MO 63102

	SEI Private Trust Company	7.99%
	Attn: Mutual Fund Administration
	One Freedom Valley Drive
	Oaks, PA 19456

	DCGT as TTEE and/or Cust (Omnibus)	7.61%
	711 High Street
	Des Moines,IA 50392

Class	Name and Address of Owner	Percent of Class
Class R5	Massachusetts Mutual Life Insurance Company	71.92%
	1295 State Street
	Springfield, MA 01111

	National Financial Services LLC	18.42%
	499 Washington Blvd.
	Jersey City, NJ 07310

Service Class	Massachusetts Mutual Life Insurance Company	80.74%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	11.11%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Administrative Class	Reliance Trust Company	38.38%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

	Massachusetts Mutual Life Insurance Company	37.57%
	1295 State Street
	Springfield, MA 01111

	National Financial Services LLC	15.68%
	499 Washington Blvd.
	Jersey City, NJ 07310

	Talcott Resolution Life Insurance Company	8.38%
	1 Griffin Road North
	Windsor, CT 06095

Class A	Massachusetts Mutual Life Insurance Company	78.45%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	13.55%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Class R4	Massachusetts Mutual Life Insurance Company	45.52%
	1295 State Street
	Springfield, MA 01111

	Talcott Resolution Life Insurance Company	26.13%
	1 Griffin Road North
	Windsor, CT 06095

	Fidelity Investments Institutional Operations Company LLC	17.73%
	(FIIOC)
	100 Magellan Way (KWIC)
	Covington, KY 41015

	Reliance Trust Company	8.56%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Class	Name and Address of Owner	Percent of Class
Class R3	Massachusetts Mutual Life Insurance Company	54.10%
	1295 State Street
	Springfield, MA 01111

	Talcott Resolution Life Insurance Company	26.94%
	1 Griffin Road North
	Windsor, CT 06095

	Reliance Trust Company	13.20%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

MassMutual Premier Global Fund12

Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company	38.49%
	1295 State Street
	Springfield, MA 01111

	National Financial Services LLC	23.53%
	499 Washington Blvd.
	Jersey City, NJ 07310

	Reliance Trust Company	21.00%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

	John Hancock Trust Company LLC	10.05%
	690 Canton Street, Suite 100
	Westwood, MA 02090

	Talcott Resolution Life Insurance Company	6.50%
	1 Griffin Road North
	Windsor, CT 06095

Class R5	Massachusetts Mutual Life Insurance Company	89.05%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	10.65%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Service Class	Massachusetts Mutual Life Insurance Company	68.96%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	29.30%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Administrative Class	Massachusetts Mutual Life Insurance Company	96.89%
	1295 State Street
	Springfield, MA 01111

Class	Name and Address of Owner	Percent of Class
Class A	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	49.74%

	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	24.20%

	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.80%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	8.26%

Class R4	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	34.64%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	32.98%

	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	32.17%

Class R3	Massachusetts Mutual Life Insurance Company 1295 State Street Springfield, MA 01111	72.43%

	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	24.72%

MassMutual Premier International Equity Fund13

Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company	18.19%
	1295 State Street
	Springfield, MA 01111

	MassMutual RetireSMARTSM by JPMorgan 2040 Fund	13.96%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM by JPMorgan 2030 Fund	10.39%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM by JPMorgan 2050 Fund	9.16%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM by JPMorgan 2035 Fund	8.73%
	1 Iron Street
	Boston, MA 02210

Class	Name and Address of Owner	Percent of Class
	MassMutual RetireSMARTSM by JPMorgan 2045 Fund	7.33%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM by JPMorgan 2025 Fund	5.04%
	1 Iron Street
	Boston, MA 02210

Class R5	Massachusetts Mutual Life Insurance Company	99.00%
	1295 State Street
	Springfield, MA 01111

Service Class	Massachusetts Mutual Life Insurance Company	80.45%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	19.55%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Administrative Class	Massachusetts Mutual Life Insurance Company	92.81%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	7.19%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Class A	Massachusetts Mutual Life Insurance Company	52.77%
	1295 State Street
	Springfield, MA 01111

	National Financial Services LLC	30.80%
	499 Washington Blvd.
	Jersey City, NJ 07310

	Millenium Trust Company LLC	12.90%
	2001 Spring Road, Suite 700
	Oak Brook, IL 60523

Class R4	Massachusetts Mutual Life Insurance Company	62.87%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	22.36%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

	Talcott Resolution Life Insurance Company	14.77%
	1 Griffin Road North
	Windsor, CT 06095

Class R3	Massachusetts Mutual Life Insurance Company	93.75%
	1295 State Street
	Springfield, MA 01111

Class	Name and Address of Owner	Percent of Class
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	5.02%

MassMutual Premier Strategic Emerging Markets Fund14

Class	Name and Address of Owner	Percent of Class
Class I	Massachusetts Mutual Life Insurance Company	47.65%
	1295 State Street
	Springfield, MA 01111

	MassMutual RetireSMARTSM by JPMorgan 2030 Fund	12.80%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM by JPMorgan 2025 Fund	5.98%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM by JPMorgan 2040 Fund	5.91%
	1 Iron Street
	Boston, MA 02210

	MassMutual RetireSMARTSM by JPMorgan 2020 Fund	5.41%
	1 Iron Street
	Boston, MA 02210

Class R5	Massachusetts Mutual Life Insurance Company	100.00%
	1295 State Street
	Springfield, MA 01111

Service Class	Massachusetts Mutual Life Insurance Company	81.55%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	17.43%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Administrative Class	Massachusetts Mutual Life Insurance Company	91.64%
	1295 State Street
	Springfield, MA 01111

	Reliance Trust Company	8.36%
	Mutual Omnibus PPL/SMF
	1100 Abernathy Road
	Atlanta, GA 30328

Class A	Millenium Trust Company LLC	65.03%
	2001 Spring Road, Suite 700
	Oak Brook, IL 60523

	Massachusetts Mutual Life Insurance Company	30.87%
	1295 State Street
	Springfield, MA 01111

Class R4	Massachusetts Mutual Life Insurance Company	95.38%
	1295 State Street
	Springfield, MA 01111

Class	Name and Address of Owner	Percent of Class
Class R3	Massachusetts Mutual Life Insurance Company	83.92%
	1295 State Street
	Springfield, MA 01111

	Talcott Resolution Life Insurance Company	15.99%
	1 Griffin Road North
	Windsor, CT 06095

[1]	As of January 4, 2021, Massachusetts Mutual Life Insurance Company (“MassMutual”), 1295 State Street, Springfield, MA 01111 and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 50.50% and 44.85%, respectively, of MassMutual Premier U.S. Government Money Market Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

[2]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, owned 52.98% of MassMutual Premier Short-Duration Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[3]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, owned 47.78% of MassMutual Premier Inflation-Protected and Income Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[4]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, owned 52.06% of MassMutual Premier Core Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[5]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 49.61% and 44.92%, respectively, of MassMutual Premier Diversified Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

[6]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, owned 34.31% of MassMutual Premier High Yield Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[7]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 66.60% and 25.75%, respectively, of MassMutual Premier Balanced Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

[8]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, owned 89.60% of MassMutual Premier Disciplined Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[9]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, owned 66.88% of MassMutual Premier Main Street Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[10]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, owned 75.89% of MassMutual Premier Disciplined Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[11]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, owned 58.29% of MassMutual Premier Small Cap Opportunities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[12]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, owned 73.15% of MassMutual Premier Global Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[13]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, owned 52.12% of MassMutual Premier International Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[14]	As of January 4, 2021, MassMutual, 1295 State Street, Springfield, MA 01111, owned 49.61% of MassMutual Premier Strategic Emerging Markets Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS

Investment Adviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).

The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.

MML Advisers also serves as investment adviser to: MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MM S&P 500®Index Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Select Overseas Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select 20/80 Allocation Fund, MassMutual Select 40/60 Allocation Fund, MassMutual Select 60/40 Allocation Fund, MassMutual Select 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund, which are series of MassMutual Select Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Equity Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Momentum Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:

Fund

U.S. Government Money Market Fund	0.35% on the first $1 billion; and
0.33% on assets over $1 billion
Short-Duration Bond Fund	0.35% on the first $500 million; and
0.30% on assets over $500 million
Inflation-Protected and Income Fund	0.38% on the first $350 million; and
0.33% on assets over $350 million
Core Bond Fund	0.38% on the first $1.5 billion;
0.33% on the next $500 million; and
0.28% on assets over $2 billion
Diversified Bond Fund	0.40% on the first $150 million; and
0.30% on assets over $150 million
High Yield Fund	0.48% on the first $250 million; and
0.455% on assets over $250 million
Balanced Fund	0.48% on the first $300 million; and
0.43% on assets over $300 million
Disciplined Value Fund	0.45% on the first $400 million; and
0.40% on assets over $400 million
Main Street Fund	0.55% on the first $300 million; and
0.50% on assets over $300 million
Disciplined Growth Fund	0.45% on the first $400 million; and
0.40% on assets over $400 million
Small Cap Opportunities Fund	0.58% on the first $300 million; and
0.53% on assets over $300 million

Fund

Global Fund	0.75% on the first $400 million; and
0.70% on assets over $400 million
International Equity Fund	0.83% on the first $500 million;
0.78% on the next $500 million; and
0.73% on assets over $1 billion
Strategic Emerging Markets Fund	1.00% on the first $350 million; and
0.95% on assets over $350 million

Affiliated Subadviser

Barings

MML Advisers has entered into Subadvisory Agreements with Barings pursuant to which Barings serves as a subadviser for the U.S. Government Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, and High Yield Fund. These agreements provide that Barings manage the investment and reinvestment of the assets of the Funds. Barings is located at 470 Atlantic Avenue, Boston, Massachusetts 02210 and 300 South Tryon Street, Charlotte, North Carolina 28202. Barings is a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

U.S. Government Money Market Fund	0.05%

Short-Duration Bond Fund	0.08%

Inflation-Protected and Income Fund	0.08%

Core Bond Fund	0.10%

Diversified Bond Fund	0.10%

High Yield Fund	0.20%

Barings also provides subadvisory services for the MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, and MML U.S. Government Money Market Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.

Unaffiliated Subadvisers

Invesco

MML Advisers has entered into Subadvisory Agreements with Invesco pursuant to which Invesco serves as a subadviser for the Balanced Fund, Main Street Fund, Small Cap Opportunities Fund, Global Fund, and Strategic Emerging Markets Fund. These agreements provide that Invesco manage the investment and reinvestment of the assets of the Funds. Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

Invesco also provides subadvisory services for the MML Equity Momentum Fund, MML Equity Rotation Fund, MML Small Cap Equity Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser, for the MassMutual Select Small Cap Growth Equity Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML Fundamental Equity Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.

In addition, ICM serves as a sub-subadviser for the Balanced Fund. ICM is a wholly-owned subsidiary of Invesco Ltd. Invesco has entered into a sub-subadvisory agreement with ICM under which, subject to the supervision of Invesco, ICM is authorized to trade securities, make discretionary investment decisions, and effect securities transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage, on behalf of the Balanced Fund. ICM is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. ICM also provides sub-subadvisory services for the MML Equity Momentum Fund, MML Equity Rotation Fund, and MML Special Situations Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.

TSW

MML Advisers has entered into a Subadvisory Agreement with TSW pursuant to which TSW serves as a subadviser for the International Equity Fund. This agreement provides that TSW manage the investment and reinvestment of a portion of the assets of the Fund. TSW is located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230. TSW is a Delaware limited liability company and an indirect subsidiary of BrightSphere Investment Group Inc. Since 1970, TSW has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates, and other institutions and individuals.

TSW also provides subadvisory services for the MML Foreign Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.

Wellington Management

MML Advisers has entered into Subadvisory Agreements with Wellington Management pursuant to which Wellington Management serves as a subadviser for the Disciplined Value Fund, Disciplined Growth Fund, and International Equity Fund. These agreements provide that Wellington Management manage the investment and reinvestment of all or a portion of the assets of the Funds, as applicable. Wellington Management is located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Wellington Management also provides subadvisory services for the MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Small Cap Value Equity Fund, and MassMutual Select Small Cap Growth Equity Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser and for the MML Focused Equity Fund, MML Mid Cap Growth Fund, and MML Small Cap Growth Equity Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.

Administrator, Sub-Administrators, and Shareholder Servicing Agent

MML Advisers has entered into an administrative and shareholder services agreement (the “Administrative and Shareholder Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MML Advisers is obligated to provide certain administrative and shareholder services. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration. Pursuant to a letter agreement between the Trust, MML Advisers, and State Street, the Trust has agreed to pay State Street for the services it provides pursuant to the sub-administration agreement with MML Advisers, although MML Advisers remains ultimately responsible for the payment of any such fees owed to State Street. The Trust, on behalf of each Fund, pays MML Advisers an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
U.S. Government Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Inflation-Protected and Income Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Core Bond Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Diversified Bond Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
High Yield Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Balanced Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Disciplined Value Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Main Street Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Disciplined Growth Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Small Cap Opportunities Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Global Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
International Equity Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%
Strategic Emerging Markets Fund	None	0.10%	0.20%	0.30%	0.30%	0.20%	0.20%

Prior to January 1, 2021, the Trust had entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement were intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and were calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may have paid these fees to other intermediaries for providing shareholder services to the Funds’ investors.

MassMutual, the parent company of MML Advisers, pays to an affiliate of Empower Retirement, LLC (“Empower”) an amount equal to the profit realized by MML Advisers with respect to shares beneficially owned by retirement plans through recordkeeping platforms maintained by Empower or an affiliate.

Pursuant to the Advisory Agreements, Subadvisory Agreements, Administrative and Shareholder Services Agreement, and Supplemental Shareholder Services Agreement described above, for the fiscal years ended September 30, 2020, September 30, 2019, and September 30, 2018, the amount of advisory fees paid by each Fund, the amount of subadvisory fees paid by each Fund, the amount of any advisory fees waived by MML Advisers, the amount of administrative fees paid by each Fund, the amount of supplemental shareholder services fees paid by each Fund, and the amount of any fees reimbursed by MML Advisers are as follows:

	Fiscal Year Ended September 30, 2020
	Advisory Fees	Subadvisory	Advisory Fees	Administrative	Supplemental Shareholder Services Fees	Other Expenses
	Paid	Fees Paid	Waived	Fees Paid	Paid	Reimbursed
U.S. Government Money Market Fund[1]	$1,094,806	$156,248	$—	$312,802	$—	$(333,254)
Short-Duration Bond Fund	1,644,782	374,793	—	358,088	140,891	—
Inflation-Protected and Income Fund	1,270,248	269,098	—	220,973	75,006	—
Core Bond Fund	5,231,660	1,371,958	—	688,358	260,598	—
Diversified Bond Fund	867,844	237,364	—	206,011	69,938	—
High Yield Fund	2,503,820	1,060,289	—	341,659	98,365	—
Balanced Fund	613,765	210,081	—	120,139	50,927	—
Disciplined Value Fund	420,224	174,125	—	98,342	22,999	—
Main Street Fund	632,456	313,143	—	112,668	51,801	—
Disciplined Growth Fund	1,107,759	460,885	—	290,809	112,341	—
Small Cap Opportunities Fund	1,278,272	882,403	—	241,815	105,155	—
Global Fund	2,241,937	1,097,254	—	300,145	154,793	—
International Equity Fund [2]	1,940,224	1,002,960	(45,886)	139,998	39,612	—
Strategic Emerging Markets Fund [3]	1,640,854	1,149,927	—	13,964	4,118	(192,545)

______________________________

[1]	MML Advisers agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield.

[2]	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.02% of the advisory fees of the Fund through September 30, 2020.

[3]	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2020, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.15%, 1.25%, 1.35%, 1.45%, 1.70%, 1.60%, and 1.85% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

	Fiscal Year Ended September 30, 2019
	Advisory Fees	Subadvisory	Advisory Fees	Administrative	Supplemental Shareholder Services Fees	Other Expenses
	Paid	Fees Paid	Waived	Fees Paid	Paid	Reimbursed
U.S. Government Money Market Fund	$1,194,357	$170,684	$—	$341,245	$—	$—
Short-Duration Bond Fund	1,747,768	400,014	—	407,893	164,339	—
Inflation-Protected and Income
Fund[1]	1,141,105	239,163	(29,056)	210,630	73,991	—
Core Bond Fund	5,025,081	1,321,319	—	701,700	294,290	—
Diversified Bond Fund	793,028	213,404	—	226,120	88,916	—
High Yield Fund	2,569,909	1,094,721	—	359,751	104,550	—
Balanced Fund [2]	565,408	191,331	—	127,564	53,720	(37,386)
Disciplined Value Fund	595,484	242,455	—	149,104	40,446	—
Main Street Fund	696,054	379,454	—	130,853	58,618	—
Disciplined Growth Fund	1,314,637	535,790	—	360,755	137,281	—
Small Cap Opportunities Fund	1,234,405	850,752	—	242,322	121,243	—
Global Fund	2,224,679	1,088,034	—	313,238	168,167	—
International Equity Fund [3]	3,259,083	1,653,664	(46,654)	214,203	55,515	—
Strategic Emerging Markets Fund [4]	1,894,993	1,296,847	—	10,958	2,484	(204,712)

_____________________________

[1]	The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund through January 31, 2019.

[2]	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60%, 0.70%, 0.80%, 0.90%, 1.15%, 1.05%, and 1.30% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[3]	Effective July 1, 2019, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.02% of the advisory fees of the Fund through September 30, 2019. The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.02% of the advisory fees of the Fund through January 31, 2019.

[4]	Effective February 1, 2019, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.15%, 1.25%, 1.35%, 1.45%, 1.70%, 1.60%, and 1.85% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.05%, 1.15%, 1.25%, 1.35%, 1.60%, 1.50%, and 1.75% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

	Fiscal Year Ended September 30, 2018
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Supplemental Shareholder Services Fees Paid	Other Expenses Reimbursed
U.S. Government Money Market Fund	$1,355,022	$193,531	$—	$387,149	$—	$—
Short-Duration Bond Fund	2,133,349	501,420	—	431,895	167,250	—
Inflation-Protected and Income Fund[1]	1,029,223	215,910	(81,255)	216,222	79,590	—
Core Bond Fund	4,424,524	1,163,728	—	769,806	317,093	—
Diversified Bond Fund	772,442	207,229	—	224,484	97,923	—
High Yield Fund	2,252,611	948,203	—	358,584	113,120	—
Balanced Fund [2]	551,068	209,381	—	139,583	63,822	(116,570)
Disciplined Value Fund	949,586	376,968	—	178,692	49,896	—
Main Street Fund	752,891	410,713	—	153,956	66,299	—
Disciplined Growth Fund	1,801,647	716,799	—	396,543	153,126	—
Small Cap Opportunities Fund	1,310,902	904,550	—	275,058	149,550	—
Global Fund	2,463,387	1,199,443	—	379,338	212,048	—
International Equity Fund [3]	4,504,067	2,212,028	(106,403)	332,774	89,827	—
Strategic Emerging Markets Fund [4]	2,620,539	1,759,380	—	11,593	2,854	(572,896)

[1]	The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund.

[2]	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60%, 0.70%, 0.80%, 0.90%, 1.15%, 1.05%, and 1.30% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

[3]	The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.02% of the advisory fees of the Fund.

[4]	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.05%, 1.15%, 1.25%, 1.35%, 1.60%, 1.50%, and 1.75% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 23, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Amended and Restated Rule 12b-1 plan. In addition, the Distributor receives any front-end sales charges imposed on the sales of Class A shares of the Funds. Sales loads paid to the Distributor in respect of all of the Funds during the fiscal year ended September 30, 2020 were $503.

Shares of each Fund may be purchased through agents of the Distributor who are registered representatives and licensed by the Distributor to sell Fund shares, and through registered representatives of selected broker-dealers which are members of FINRA and which have entered into selling agreements with the Distributor. The Distributor may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which the Distributor has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

CLASS A, CLASS R4, AND CLASS R3 DISTRIBUTION AND SERVICE PLAN

The Trust has adopted, with respect to the Class A, Class R4, and Class R3 shares of each Fund, an Amended and Restated Rule 12b-1 Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan on February 13, 2014 for each Fund and share class.

Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of the relevant class of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of the Fund. The Plan provides that the Distributor shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.

The Plan is a compensation plan, authorizing payments to the Distributor up to the following annual rates: Class A and Class R4 shares — 0.25% of the average daily net assets of the class; Class R3 shares — 0.50% of the average daily net assets of the class. A Fund may make payments under the Plan to compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to shareholders.

The following table discloses the 12b-1 fees paid in the fiscal year ending September 30, 2020 by the Trust under its 12b-1 plan for Class A, Class R4, and Class R3 shares of the Funds:

	Class A 12b-1 Servicing Fees	Class R4 12b-1 Servicing Fees	Class R3 12b-1 Servicing Fees	Class R3 12b-1 Distribution Fees
Short-Duration Bond Fund	$127,825	$29,759	$17,470	$17,470
Inflation-Protected and Income Fund	46,612	12,893	8,662	8,662
Core Bond Fund	193,634	29,429	3,152	3,152
Diversified Bond Fund	58,510	15,590	8,476	8,476
High Yield Fund	68,992	106,465	93,320	93,320
Balanced Fund	65,577	7,292	18,067	18,067
Disciplined Value Fund	14,814	7,680	9,780	9,780
Main Street Fund	30,794	15,673	2,923	2,923
Disciplined Growth Fund	70,180	63,927	14,322	14,322
Small Cap Opportunities Fund	113,803	23,994	17,731	17,731
Global Fund	57,276	19,339	24,535	24,535
International Equity Fund	48,513	7,976	9,392	9,392
Strategic Emerging Markets Fund	3,238	3,210	1,886	1,886
	$899,768	$343,227	$229,716	$229,716

For the fiscal year ending September 30, 2020, the Distributor paid to MassMutual the 12b-1 fees and MassMutual retained at least approximately 96% of the 12b-1 fees it received as compensation for recordkeeping services provided by MassMutual to retirement and other employee benefit plans, as agreed between MassMutual and those plans. MassMutual paid the remainder, as agent of the Distributor, to various unaffiliated financial intermediaries as compensation for distribution services and/or shareholder services provided by them.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor and MML Advisers may pay ongoing compensation to financial intermediaries for distribution services and/or shareholder account services they provide. The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. Shareholder account services provided by a financial intermediary may include, for example, acting, directly or through an agent, as the shareholder and nominee for the intermediary’s clients or employee benefit plan participants; maintaining account records for each client or plan participant that beneficially owns the applicable class of shares; processing orders to purchase, redeem and exchange the applicable class of shares on behalf of clients or plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; and addressing client or plan participant questions regarding their accounts and the Funds.

The amount of continuing compensation paid to different financial intermediaries varies. In most cases, compensation for distribution services is paid at an annual rate from 0.25% to 0.50% of the value of the financial intermediary’s clients’ investments in the Funds; compensation for shareholder account services is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investment in the Funds. Variations in the amounts paid may, but will not necessarily, reflect enhanced or additional services provided by the intermediary. Payments by a Fund for distribution services will be paid only out of amounts under a Rule 12b-1 Plan.

MassMutual, the parent company of MML Advisers, pays to an affiliate of Empower an amount equal to the profit realized by MML Advisers with respect to shares beneficially owned by retirement plans through recordkeeping platforms maintained by Empower or an affiliate.

The Distributor, MML Advisers, or MassMutual, out of its own assets, may make payments to broker-dealers and other financial intermediaries that provide marketing support and other services relating to the insurance or retirement products through which retirement plans and other employee benefit plans may invest in the Funds.

MML Advisers, or an affiliate, may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm. As of September 30, 2020, the following member firms of FINRA have arrangements in effect with the Distributor pursuant to which the firms are entitled to a revenue sharing payment.

Ameriprise Financial Services, Inc.

Commonwealth Financial Network

GRP Advisor Alliance

LPL Financial LLC

Resources Investment Advisors, LLC

Retirement Plan Advisory Group

CUSTODIAN, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT

State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian and Transfer Agent, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit and related services, and assistance in connection with various SEC filings.

CODES OF ETHICS

The Trust, MML Advisers, the Distributor, Barings, ICM, Invesco, TSW, and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Funds do not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price a Fund pays. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain the best execution of orders. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act and to the extent not otherwise prohibited by applicable law, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The investment adviser or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Brokerage and research services provided by brokers are used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment adviser or subadvisers attempt to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the investment adviser or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MML Advisers will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment adviser or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that an investment adviser or subadviser subject to MiFID II will cause a Fund to pay for research services through client commissions in circumstances where the investment adviser or subadviser is prohibited from causing its other client accounts to do so, including where the investment adviser or subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s investment adviser’s or subadviser’s other client accounts would not, although the investment adviser’s or subadviser’s other client accounts might nonetheless benefit from those research services.

The following table discloses the brokerage commissions paid by the following Funds for the fiscal years ended September 30, 2020, September 30, 2019, and September 30, 2018:

	Fiscal Year ended September 30, 2020	Fiscal Year ended September 30, 2019	Fiscal Year ended September 30, 2018
Short-Duration Bond Fund	$59,305	$70,733	$112,427
Inflation-Protected and Income Fund	$11,079	$24,741	$—
Core Bond Fund	$63,866	$65,306	$51,691
Diversified Bond Fund	$10,683	$10,668	$9,716
Balanced Fund	$7,569	$11,030	$22,417
Disciplined Value Fund	$18,790	$26,688	$91,995
Main Street Fund	$36,111	$56,030	$65,462
Disciplined Growth Fund	$25,047	$27,840	$116,411
Small Cap Opportunities Fund	$166,471	$119,064	$197,142
Global Fund	$59,894	$52,957	$70,544
International Equity Fund	$350,049	$209,811	$256,131
Strategic Emerging Markets Fund	$228,497	$204,027	$294,906

The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2020, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.

	Fiscal Year ended September 30, 2020			Fiscal Year ended September 30, 2019	Fiscal Year ended September 30, 2018
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid	Aggregate Commissions Paid
Jefferies and Company
Main Street Fund [1]	$373	1.03%	0.36%	$2,776	$3,068
Small Cap Opportunities Fund [1]	$28,897	17.36%	4.02%	$19,961	$24,491
Global Fund [1]	$3,212	5.36%	1.37%	$3,513	$7,264
International Equity Fund [1]	$10,501	3.00%	1.96%	$6,383	$5,461
Strategic Emerging Markets Fund [1]	$28,033	12.27%	3.15%	$13,712	$10,754

1      Includes affiliated trading platforms of Jefferies and Company

The following table discloses, for those Funds that had trades directed to a broker or dealer during the fiscal year ended September 30, 2020 because of research services provided, the dollar value of transactions placed by each such Fund with such brokers and dealers during the fiscal year ended September 30, 2020 to recognize “brokerage and research” services, and commissions paid for such transactions:

	Dollar Value of Those Transactions	Amount of Commissions
Main Street Fund	$56,726,803	$18,116
Small Cap Opportunities Fund	$168,304,626	$120,413
Global Fund	$87,970,352	$41,426
International Equity Fund	$206,041,566	$123,190
Strategic Emerging Markets Fund	$201,222,228	$164,176

The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended September 30, 2020.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
U.S. Government Money Market Fund	HSBC Securities,Inc.	$35,000,000
		$35,000,000
Short-Duration Bond Fund	The Goldman Sachs Group,Inc.	$4,772,656
	The Bank of America Corp.	3,354,756
	Credit Suisse Group AG	2,718,000
	Citigroup,Inc.	2,217,125
	Barclays Bank plc	2,197,931
	HSBC Securities,Inc.	2,171,537
	Morgan Stanley	2,144,543
		$19,576,548
Core Bond Fund	Barclays Bank plc	$9,805,614
	The Bank of America Corp.	9,061,181
	Citigroup,Inc.	5,057,584
	Morgan Stanley	4,543,191

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
	Credit Suisse Group AG	4,310,295
	The Goldman Sachs Group, Inc.	4,271,575
	HSBC Securities, Inc.	4,078,591
	JPMorgan Chase & Co.	3,244,875
	Wells Fargo & Co.	1,972,729
		$46,345,635
Diversified Bond Fund	Barclays Bank plc	$1,422,152
	Citigroup, Inc.	1,357,457
	The Bank of America Corp.	1,284,934
	The Goldman Sachs Group, Inc.	883,401
	Morgan Stanley	726,470
	Credit Suisse Group AG	651,187
	HSBC Securities, Inc.	522,119
	JPMorgan Chase & Co.	482,513
	Wells Fargo & Co.	143,311
		$7,473,544
Balanced Fund	JPMorgan Chase & Co.	$1,045,685
	The Bank of America Corp.	836,549
	Citigroup, Inc.	428,660
	The Goldman Sachs Group, Inc.	341,447
	Morgan Stanley	328,772
	HSBC Securities, Inc.	217,354
	Barclays Bank plc	168,337
	Wells Fargo & Co.	165,114
	State Street Corp.	82,172
	Jefferies & Company	648
		$3,614,738
Disciplined Value Fund	JPMorgan Chase & Co.	$1,745,086
	The Bank of America Corp.	1,119,535
	Citigroup, Inc.	503,137
	The Goldman Sachs Group, Inc.	480,318
	Morgan Stanley	377,130
	Wells Fargo & Co.	332,737
	State Street Corp.	284,784
		$4,842,727
Main Street Fund	JPMorgan Chase & Co.	$2,948,750
		$2,948,750

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994 which was amended and restated as of November 21, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on September 30.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 14 series, each of which is described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of up to seven classes of shares for each series of the Trust: Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, and Class R3 Shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.

The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.

Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.

The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.

The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

SECURITIES LENDING

State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Agency Agreement (“Securities Lending Agreement”). State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. State Street determines whether a loan shall be made per the agreed upon parameters with the Trust and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities are credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day in order to maintain the value of the collateral at no less than 102% (for domestic) and 105% (for foreign) of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds daily, monthly, and quarterly statements describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program. The Board receives information quarterly describing the outstanding loans and income made on such loans during the period.

The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the fiscal year ended September 30, 2020 were as follows:

			Fees paid for
			any cash
			collateral
			management
			service
			(including				Other fees
	Gross		fees deducted				not
	income	Fees	from a pooled				included in
	earned	paid to	cash				a revenue	Aggregate fees/
	by the	securities	collateral				split, if	compensation	Net
	Fund	lending	reinvestment				applicable,	paid by the	income
	from	agent	vehicle) that	Administrative			including a	Fund for	from
	securities	from a	are not	fees not	Indemnification	Rebate	description	securities	securities
	lending	revenue	included in a	included in a	fees not included	(paid to	of those	lending	lending
FUND	activities	split	revenue split	revenue split	in a revenue split	borrower)	other fees	activities	activities
Short-Duration Bond Fund	$12,545	$473	$285	$—	$—	$9,107	$—	$9,865	$2,680
Inflation-Protected and Income Fund	$13,563	$824	$204	$—	$—	$7,864	$—	$8,892	$4,671
Core Bond Fund	$58,290	$5,191	$1,133	$—	$—	$22,551	$—	$28,875	$29,415
Diversified Bond Fund	$29,797	$2,326	$600	$—	$—	$13,690	$—	$16,616	$13,181
High Yield Fund	$264,429	$28,809	$4,579	$—	$—	$67,789	$—	$101,177	$163,252
Balanced Fund	$20,590	$2,034	$367	$—	$—	$6,662	$—	$9,063	$11,527
Disciplined Value Fund	$9,347	$1,186	$94	$—	$—	$1,347	$—	$2,627	$6,720
Main Street Fund	$4,104	$568	$24	$—	$—	$290	$—	$883	$3,221
Disciplined Growth Fund	$23,040	$2,917	$202	$—	$—	$3,390	$—	$6,509	$16,531
Small Cap Opportunities Fund	$101,711	$8,100	$1,574	$—	$—	$46,139	$—	$55,813	$45,898
Global Fund	$22,996	$1,924	$412	$—	$—	$9,755	$—	$12,091	$10,905
International Equity Fund	$47,893	$4,522	$817	$—	$—	$16,932	$—	$22,270	$25,623
Strategic Emerging Markets Fund	$38,267	$5,610	$340	$—	$—	$525	$—	$6,476	$31,791

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.

In addition, the U.S. Government Money Market Fund may, to the extent permitted by SEC rule, suspend redemptions prior to the liquidation of the Fund, if the Trustees determine that the deviation between the Fund’s amortized cost price per share and its current market-based NAV value per share may result in material dilution or other unfair results to investors or existing shareholders.

VALUATION OF PORTFOLIO SECURITIES

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open. It is the intention of the U.S. Government Money Market Fund to maintain a stable NAV per share of $1.00, although this cannot be assured.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Board at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs.

The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.

U.S. Government Money Market Fund

The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value. Amortized cost involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price the U.S. Government Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the U.S. Government Money Market Fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by the U.S. Government Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the U.S. Government Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in the U.S. Government Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

[1]	The voting members of the the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Board may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

The valuation of the U.S. Government Money Market Fund’s portfolio instruments based upon their amortized cost and the concomitant maintenance of a stable NAV per share of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the U.S. Government Money Market Fund’s NAV per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of the U.S. Government Money Market Fund’s portfolio holdings to determine the extent of any deviation between the NAV of the U.S. Government Money Market Fund calculated by using available market quotations and its NAV calculated using amortized cost, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations (which would likely differ from the Fund’s NAV calculated using amortized cost); or suspending redemptions and liquidating the Fund.

Since the net income of the U.S. Government Money Market Fund is declared as a dividend each time it is determined, the NAV per share of the U.S. Government Money Market Fund typically remains the same immediately after each determination and dividend declaration as before. Any increase in the value of a shareholder’s investment in the U.S. Government Money Market Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the U.S. Government Money Market Fund in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of the U.S. Government Money Market Fund (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MML Advisers, are accrued each day.

Should the U.S. Government Money Market Fund incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its NAV per share or income for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the U.S. Government Money Market Fund’s NAV per share were reduced, or were anticipated to be reduced, below its otherwise stable NAV of $1.00 per share, the Board might suspend further dividend payments until the NAV returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

TAXATION

Taxation of the Funds: In General

Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, a Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from:

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, if any, for such year in a manner qualifying for the dividends-paid deduction; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year:

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer; and

(ii)	not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships, as described further below. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.

The 90% gross income requirement described in (a) above and the diversification test described in (c) above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in commodities, commodities-related investments, and MLPs.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to shareholders taxed as individuals. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. See the most recent annual shareholder report for each Fund’s capital loss carryforwards as of the end of its most recently ended fiscal year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. The “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or November 30 or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or November 30, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end, no such gains or losses will be so treated. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of this practice.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long a shareholder has owned (or is deemed to have owned) his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

The IRS and the Department of the Treasury have issued proposed regulations that would impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to be derived from qualified dividend income.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the dividends-received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to qualify for the dividends-received deduction.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in and with respect to any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of Fund shares held by a shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund (other than the U.S. Government Money Market Fund) directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed, or exchanged. See the Funds’ Prospectus for more information.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend in part upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If the rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID, or acquisition discount (very generally, the excess of the stated redemption price over the purchase price) in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.

As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount; whether and to what extent a Fund should recognize market discount on such a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Investments in Regulated Investment Companies and Other Investment Funds

To the extent a Fund invests its assets in shares of ETFs or other investment companies that are regulated investment companies (“underlying funds”), its distributable income and gains will normally consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. To the extent that such an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses to offset capital gains the Fund realized from other sources until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment (although such losses of an underlying fund may reduce distributions to the Fund from that underlying fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an underlying fund, a portion of its loss may be recognized as a long-term capital loss, which the Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by the underlying fund).

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds. For similar reasons, the character of distributions from the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds. Investing through underlying funds can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.

If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by a regulated investment company in which its invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxes and Investments” below.

To the extent a Fund invests in commodity-related ETFs that qualify as qualified publicly traded partnerships, the net income derived from such ETFs will constitute qualifying income for purposes of the 90% gross income test (as noted above). If such an ETF were to fail to qualify as a qualified publicly traded partnership, a portion of the gross income derived from that ETF could constitute nonqualifying income to the Fund for purposes of the 90% gross income test.

The foregoing is only a general description of certain federal tax consequences of investing in ETFs and other underlying funds.

Foreign Taxes and Investments

Income proceeds and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. A Fund that makes the election referred to above will notify its shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by the Fund to foreign countries.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75% or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to make an election that would avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and other charges described above in some instances.

Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Certain Investments in Real Estate Investment Trusts

If a Fund invests in equity securities of REITs, such investments may result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain Investments in Mortgage-Related Securities

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income that is attributable to a REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Unrelated Business Taxable Income

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Investments in MLPs

Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders, when distributed to them, as ordinary income.

As noted above, certain of the MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.

Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund's investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Non U.S. Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for short-term capital gain dividends and capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.

The exception to withholding for “interest-related dividends” does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.

If a Fund invests in a regulated investment company that pays capital gain dividends, short-term capital gain dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders.

A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal income tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Beneficial holders that are foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.

EXPERTS

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.

The financial statements of the Funds incorporated herein by reference from the Trust’s Annual Report as of September 30, 2020 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its reports which are also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the reports of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Report as of September 30, 2020 are available, without charge, upon request by calling 1-888-309-3539.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB —Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.

Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Premier Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with the exception of any “Fund of Funds,” “Feeder Funds,” or “Special Situations” where the Adviser is in the best position to vote the proxy) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I. GENERAL PRINCIPLES

In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.	SUBADVISERS

1.   The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.

2.   The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.

3.   The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.

4.   The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.

III.	THE FUNDS AND ADVISER

1.   The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.

2.   The Trustees of the Funds will not vote proxies on behalf of the Funds or the Series.

3.   The Adviser will not vote proxies on behalf of the Funds or the Series, except that the Adviser will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser or in Special Situations.

4.   Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters, and the Adviser, on behalf of the Feeder Fund, will cast its votes in proportion to the votes received from the Feeder Fund’s shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders), or the Adviser, on behalf of the Feeder Fund, will cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MML INVESTMENT ADVISERS, LLC

As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,

MML Series Investment Fund and MML Series Investment Fund II

(January 6, 2020)

General Overview

Policy

It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.

Background

MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. With the exception of one Fund of Funds, the Funds of Funds may invest in other series of the Trusts, mutual funds advised by affiliates of MML Investment Advisers, and mutual funds advised by an unaffiliated investment adviser. With respect to the noted exception, that fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.

MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.

Procedure

1.            When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

2.            When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

3.            When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

4.            Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; or (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund.

5.            When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.

6.            Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

Operating Procedures

MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.

All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or his/her designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention

The Investment Management team will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;

•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•	A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•	A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

BARINGS LLC

GLOBAL PROXY VOTING POLICY

Key Points

•	Barings LLC (“Barings”) has established a Proxy Voting Policy to establish the manner in which Barings fulfills its proxy voting responsibilities and complies with applicable regulations

•	Any proxies received by Barings should be forwarded as soon as possible to the Proxy Voting Team for timely processing and voting

•	Barings has a responsibility to oversee any service providers it may engage to facilitate proxy voting on behalf of its clients

Introduction/Policy Statement

As an investment adviser or manager, Barings has a fiduciary duty to vote proxies on behalf of its clients (“Clients”). Regulations that apply to Barings, including Rule 206(4)-6 of the Investment Advisers Act of 1940 applicable to US regulated investment advisers, requires that Barings adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of its Clients. The policies and procedures must:

•	Describe how Barings addresses material conflicts that may arise between Barings’ interests and those of its Clients;

•	Disclose to Clients how they may obtain information regarding how Barings voted with respect to their securities; and

•	Describe to Clients Barings’ proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

The purpose of this Global Proxy Voting Policy (“Policy”) is to establish the manner in which Barings will fulfill its proxy voting responsibilities and comply with applicable regulatory requirements. Barings understands that voting proxies is part of its investment advisory and management responsibilities and believes that as a general principle proxies should be acted upon (voted or abstained) solely in the best interests of its Clients (i.e., in a manner that is most likely to enhance the economic value of the underlying securities held in Client accounts).

No Barings associate (“Associate”), officer, board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Policy) can influence how Barings votes proxies, unless such person has been requested to provide assistance from an authorized investment person or designee (“Proxy Analyst”) or from a member of the Trading Practices Committee and has disclosed any known Material Conflict, as discussed in the Procedures section below.

Requirements

Standard Proxy Procedures

Barings engages a proxy voting service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider will either retain the services of an independent third party research provider (“Research Provider”) to provide research and recommendations on proxies or provide such information directly to Barings. Barings’ policy is to generally vote proxies in accordance with the recommendations of the relevant Research Provider. In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Barings will vote in accordance with the Research Provider’s proxy voting guidelines (“Guidelines”). Guidelines may be amended periodically and are accessible on the Compliance Department’s home page of Barings’ intranet site. In circumstances where the Research Provider has not provided a recommendation nor has contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there may be times when it is in the best interests of Clients to vote proxies, (i) against the Research Provider’s recommendations; or (ii) in instances where the Research Provider has not provided a recommendation, against the Guidelines. Barings can vote, in whole or part, against the Research Provider’s recommendations or Guidelines as it deems appropriate. Procedures are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of Clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of this Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or Associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Review of Service Provider/Research Provider

In determining whether to retain, or continue the retention of, the Service Provider and/or Research Provider Barings should consider, among other things:

•	if the Service Provider and/or Research Provider have the capacity and competency to adequately analyze the matters for which Barings is responsible for voting by, for example, reviewing the adequacy and quality of the Service Provider’s and/or Research Provider’s staffing, personnel, and/or technology;

•	if the Research Provider has an effective process for seeking timely input from issuers and Research Provider clients with respect to such matters as its proxy voting policies, methodologies, and if applicable, its peer group constructions. If peer group comparisons are a component of the Research Provider’s substantive evaluation, Barings should consider how the Research Provider incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, and how, in constructing peer groups, the Research Provider takes into account the unique characteristics regarding the issuer, to the extent available, such as the issuer’s size; its governance structure; its industry and any particular practices unique to that industry; and its history;

•	whether the Research Provider has adequately disclosed to Barings its methodologies in formulating voting recommendations, such that Barings can understand the factors underlying the Research Provider’s voting recommendations. In addition, Barings should consider the nature of any third-party information sources that the Research Provider uses as a basis for its voting recommendations;

•	whether the Research Provider has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest, including (1) conflicts relating to the provision of proxy voting recommendations and proxy voting services generally, (2) conflicts relating to activities other than providing proxy voting recommendations and proxy voting services, and (3) conflicts presented by certain affiliations;

•	the effectiveness of the Research Provider’s firm’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. In assessing such matters, Barings should consider: the Research Provider’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner; and

•	Barings should consider requiring the Research Provider to update Barings regarding business changes Barings considers relevant (i.e., with respect to the Research Provider’s capacity and competency to provide independent proxy voting advice or carry out voting instructions), and should consider whether the Research Provider appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

Other Considerations

There could be circumstances where Barings is unable or determines not to vote a proxy on behalf of its Clients. The following is a non-inclusive list of examples whereby Barings may decide not to vote proxies on behalf of its Clients:

•	The cost of voting a proxy for a foreign security outweighs the expected benefit to the Client, so long as refraining from voting does not materially harm the Client;

•	Barings is not given enough time to process the vote (i.e., receives a meeting notice and proxy from the issuer too late to permit voting);

•	Barings may hold shares on a company’s record date, but sells them prior to the company’s meeting date;

•	Barings has outstanding sell orders on a particular security and the decision to refrain from voting may be made in order to facilitate such sale; or

•	The underlying securities have been lent out pursuant to a security lending program; or

•	The company has participated in share blocking, which would prohibit Barings ability to trade or loan shares for a period of time.

Administration of Proxy Voting

Barings has designated the Proxy Voting Team to ensure the responsibilities set forth in this Policy are satisfied.

Handling of Proxies

Proxy statements and ballots are typically routed directly to Barings’ proxy voting Service Provider. In the event that an Associate receives a proxy statement or ballot, the Associate should immediately forward the statement or ballot to the Proxy Voting Team who will record receipt of the proxy, route the materials for review, maintain a record of all action taken and process votes.

Voting of Proxies

Typically, Barings will vote all Client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendation or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Policy; or (ii) a Proxy Analyst determines that it is in the Clients’ best interests to vote against the Research Provider’s recommendation or Guidelines. In the event a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Voting Team will vote the proxy in accordance with the Proxy Analyst’s recommendation so long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Voting Team. If a Material Conflict is identified by a Proxy Analyst or the Proxy Voting Team, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve the Clients’ best interests.

Pre-vote communications with proxy-solicitors are prohibited. In the event that a pre-vote communication occurs, it should be reported to the Trading Practices Committee, the relevant Head of Compliance and/or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to the relevant Head of Compliance and/or General Counsel, or the respective designees.

Oversight

Barings’ Trading Practices Committee is responsible for (i) at least annually, reviewing and recommending changes as needed to the Policy including but not limited to how proxies are processed, to ensure that the Policy serves its intended purpose; (ii) approving proxy voting forms as needed; and (iii) reviewing any proposed changes to disclosures. In addition to the above, the Proxy Voting Team will provide materials to the Barings’ Trading Practices Committee on the following matters:

•	The extent to which potential credible factual errors, potential incompleteness, or potential methodological weaknesses in the Service Provider and or Research Provider (that Barings becomes aware of and deems relevant) are materially affecting the research or recommendations that Barings used or is using in voting;

•	Confirm to the Trading Practices Committee that it believes that Barings is casting votes on behalf of its clients consistently with the Policy.This confirmation will be based on the Proxy Voting Team, at least annually, sampling the proxy votes cast on behalf of its clients. The review will consist of sampling of proxy votes that relate to proposals that may require more issuer-specific analysis (e.g., mergers and acquisition transactions, dissolutions, conversions, or consolidations) and providing the results of this testing to the Trading Practices Committee;

•	Periodically reviewing the Service Provider’s guidelines used in the voting of proxies and notify the Trading Practices Committee of any material changes;

•	Confirm that Barings is casting votes when a conflict of interest exists in compliance with the Policy;

•	Escalating any issues relating to proxy voting identified during internal or external audits or assessments or reviews to Trading Practices Committee; and

•	In circumstances where either the Proxy Voting Team has not provided a recommendation or has not contemplated an issue within its Guidelines and the proxy is analyzed on a case-by-case basis, or the matter subject to the proxy was contested or highly controversial, considering whether a higher degree of analysis was necessary to assess whether any votes cast on behalf of Barings’ clients were cast in the clients’ best interest.

New Account Procedures

Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with its Policy. In the event that an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the Client as to their voting preference. However, when the Client does not provide written instructions as to their voting preference, Barings will assume proxy voting responsibilities. In the event that a Client makes a written request regarding proxy voting, Barings will vote as instructed.

Required Disclosures and Client Request for Information

Barings will include a summary of this Policy in the Form ADV Part 2A for its US registered investment advisers, as well as provide instructions as to how a Client may request a copy of this Policy and/or a record of how Barings voted the Client’s proxies. Requests will be directed to the Proxy Voting Team, who will provide the information to the appropriate client service representative in order to respond to the Client in a timely manner.

Conflict Resolution and Escalation Process

Associates should immediately report any issues they believe are a potential or actual breach of this Policy to their relevant business unit management and to the relevant Chief Compliance Officer (or relevant designee). The relevant Chief Compliance Officer (or relevant designee) will review the matter and determine whether the issue is an actual breach and whether to grant an exception, and/or the appropriate course of action. When making such determination, the relevant Chief Compliance Officer (or relevant designee) may, as part of his/her review, discuss the matter with relevant business unit management, members of the Global Management Team, governance committees or other parties (i.e. legal counsel, auditor, etc).

The relevant Compliance Department can grant exceptions to any provision of this Policy so long as such exceptions are consistent with the purpose of the Policy and applicable law, are documented and such documentation is retained for the required retention period. Any questions regarding the applicability of this Policy should be directed to the appropriate Compliance Department or the relevant Chief Compliance Officer (or relevant designee)

INVESCO ADVISERS, INC.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last	April 19, 2016
☒ Reviewed ☒ Revised
by Compliance for Accuracy
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers,Inc.,Invesco Funds Board
Approved/Adopted Date	May 3 – 4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II. Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III. Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V. Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

E. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

February, 2020

I. Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II. Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III. Proxy Voting for Certain Fixed Income, Money Market, and Index Strategies

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.

IV. Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionally in other cases where required by law.

V. Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI. Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of ESG. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams annually communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Global Head of ESG and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

[1]	Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

VII. Non-Votes

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:

•	If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;

•	In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security; or

•	Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.

VIII. Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company’s business and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A. Shareholder Access and Treatment of Shareholder Proposals – General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B. Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

•	Gender pay gap proposals

•	Political contributions disclosure/political lobbying disclosure/political activities and action

•	Data security, privacy, and internet issues

•	Report on climate change/climate change action

•	Gender diversity on boards

C. Capitalization Structure Issues

i. Stock Issuances

Invesco generally supports a board’s proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii. Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii. Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D. Corporate Governance Issues

i. General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

•	Adopt proxy access right

•	Require independent board chairperson

•	Provide right to shareholders to call special meetings

•	Provide right to act by written consent

•	Submit shareholder rights plan (poison pill) to shareholder vote

•	Reduce supermajority vote requirement

•	Remove antitakeover provisions

•	Declassify the board of directors

•	Require a majority vote for election of directors

•	Require majority of independent directors on the board

•	Approve executive appointment

•	Adopt exclusive forum provision

Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.

ii. Board of Directors

1.             Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.             Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership positions in the company

3.             Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.

4.            Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5.            Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.            Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

•	a majority of independent directors

•	completely independent key committees

•	committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of independent directors

•	established governance guidelines

7.            Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.            Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.            Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.           Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii. Audit Committees and Auditors

1.            Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E. Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i. Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii. Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv. Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v. “Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi. Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F. Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

•	Provide right to act by written consent

•	Provide right to call special meetings

•	Adopt fair price provision

•	Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

Invesco will generally support proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

INVESCO CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES

Applicable to	All funds advised by Invesco Capital Management LLC (“ICM” or the “Adviser”) for which it has been delegated proxy voting authority.
Risk Addressed by Policy	Breach of fiduciary duty to clients under the Investment Advisers Act of 1940 by placing Invesco’s interests ahead of clients’ best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Effective Date	June 24, 2014
Last Amended Date	December 12, 2019

I. GENERAL POLICY

ICM has adopted proxy voting policies with respect to securities owned by series for which it serves as investment adviser and has been delegated the authority to vote proxies. ICM’s proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

Invesco Ltd. (“Invesco”), the parent to the Adviser, has adopted a global policy statement on corporate governance and proxy voting (the “Global Invesco Policy”), which details Invesco’s views on governance matters and describes the proxy administration and governance approach. The Adviser will approach proxy constraints according to the Invesco global statement on corporate governance and proxy voting. The Adviser will approach conflicts of interest in accordance with Invesco’s global policy statement on corporate governance and proxy voting. The Adviser votes proxies by utilizing the procedures and mechanisms outlined in the Global Invesco Policy, while maintaining specific guidelines for products advised by the Adviser or an affiliate of the Adviser (“Affiliated Funds”), as set forth below:

Overlapping Securities. In instances where both an Affiliated Fund advised by the Adviser and an Affiliated Fund advised by an Invesco Ltd. entity hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of an Invesco Ltd. adviser based on the comprehensive proxy review and under the Global Invesco Policy. The Global Invesco Policy is overseen by the Invesco Proxy Advisory Committee (“IPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Global Invesco Proxy Voting Process, the IPAC oversees instances when possible conflicts of interest arise among funds. (Please see the Global Invesco Policy for the detailed conflicts of interest approach.)

In instances where the global proxy administration team does not receive a recommendation in a timely manner, the proxy administration team will automatically vote such ballots in accordance with Invesco’s custom guidelines established in Invesco’s global proxy voting policy and US guidelines.

Non-Overlapping Securities. In instances where securities are held only by an Affiliated Fund advised by the Adviser and not also by an Invesco Ltd. active equity entity fund, the Adviser will instruct the proxy administration team to vote proxies in accordance with said Invesco custom guidelines implemented by ISS, Invesco’s vote execution agent.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or Invesco’s custom guidelines (for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

II. SPECIAL POLICY

Certain Affiliated Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require such Affiliated Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which an Affiliated Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

THOMPSON, SIEGEL & WALMSLEY LLC

PROXY VOTING

Policy

Thompson, Siegel & Walmsley LLC (“TSW”) has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.

Responsibility

TSW’s Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our proxy voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Director of Operations. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:

•	Operational Issues

•	Board of Directors

•	Proxy Contests

•	Anti-takeover Defenses and Voting Related Issues

•	Mergers and Corporate Restructurings

•	State of Incorporation

•	Capital Structure

•	Executive & Director Compensation

	▪	Equity Compensation Plans

	▪	Specific Treatment of Certain Award Types in Equity Plan Evaluations

	▪	Other Compensation Proposals & Policies

▪	Shareholder Proposals on Compensation

•	Social/Environmental Issues

▪	Consumer Issues and Public Safety

▪	Environment and Energy

▪	General Corporate Issues

▪	Labor Standards and Human Rights

▪	Military Business

▪	Workplace Diversity

•	Mutual Fund Proxies

TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients. While TSW applies ISS’s standard policy to most clients, where appropriate we utilize ISS’s Taft-Hartley or Catholic policy guidelines to meet specific requirements.

TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 in consultation with the Proxy Coordinator.

Procedure

TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•	Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.

•	The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•	For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cutoff date.

•	TSW is responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.

•	The Manager of Research Operations (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.

•	TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.

All proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular meetings with ISS’s Client Relations team.

Disclosure

TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.

See Form ADV, Part 2A – Item 17– Voting Client Securities

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.

•	In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines

•	TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•	ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors’ non-audit services.

•	ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.

•	In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

•	A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy

Forensic Testing Procedures

•	No less than quarterly, TSW will review the ISS Proxy Exchange list of accounts voted to ensure all appropriate accounts are being voted. This will be performed by the Proxy Coordinator.

•	TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer-specific review will be escalated to the Portfolio Manager and Research Analyst as needed.

•	TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.

Conflicts of Interest

•	TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.

•	If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.

•	TSW will maintain a record of the voting resolution of any conflict of interest.

•	ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligence-materials

Practical Limitations Relating to Proxy Voting

TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:

•	Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;

•	Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;

•	Securities Lending: If securities are on loan on the record date, the client lending the security cannot vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and

•	Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Recordkeeping

TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	Each proxy statement that ISS receives;

•	A record of each vote that ISS casts on behalf of TSW;

•	Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and

•	A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.

Due Diligence and Error Procedures

TSW will periodically perform due diligence on ISS, focusing on the following areas:

•	Adequacy of ISS’s staffing and personnel;

•	Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;

•	Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);

•	Review of any specific conflicts ISS may have with regard to TSW;

•	Review of ISS for any business changes that may affect services provided to TSW; and

•	Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.

TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:

•	Follow up with ISS to determine the cause of and the details surrounding the issue;

•	Report back to the affected client immediately with such details and how the issue will be resolved;

•	Put additional controls in place if necessary to prevent such issues from occurring in the future; and

•	Report back to the affected client with the final resolution and any remedial steps.

WELLINGTON MANAGEMENT COMPANY LLP

GLOBAL PROXY POLICY AND PROCEDURES

Introduction

Wellington Management Company LLP (“Welllington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

Statement of Policy

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

Procedures

Use of Third-Party Voting Agent Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending. In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Dated: 1 September 2020

WELLINGTON MANAGEMENT COMPANY LLP

GLOBAL PROXY VOTING GUIDELINES

April 2020

Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies.

Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.

Our approach to stewardship

The goal of our stewardship activities — engaging with companies and voting proxies on our clients’ behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.

In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.

We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.

Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship’s aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington’s investment ethos, so we embrace the industry’s heightened focus on stewardship.

Engagement

Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.

Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.

As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.

We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.

Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients’ best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.

Board engagement

We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board’s effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.

Please see Wellington’s Engagement Policy for more information.

Our approach to voting

We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management’s Proxy Voting Guidelines.

The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company’s securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Voting guidelines

Board composition and role of directors

We believe that shareholders’ ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders’ best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.

In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company’s securities.

We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.

Board independence

In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.

At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.

Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.

Board diversity

We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.

We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.

We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.

Director attendance and commitment

We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director’s role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.

Majority vote on election of directors

Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.

Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Contested director elections

We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.

Compensation

Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans where we have seen some improvement, recognizing compensation committees’ willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.

In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:

•	Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

•	Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.

•	Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.

•	Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.

We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee’s decisions.

Approving equity incentive plans

A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).

Employee stock purchase plans

We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.

Non-executive director compensation

Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director’s independence, however, so we expect companies to strike this balance accordingly.

We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

Severance arrangements

We will oppose excessively generous arrangements but may support agreements that encourage management to negotiate in shareholders’ best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board’s need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Clawback policies

We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.

Audit quality and oversight

Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.

Shareholder voting rights

Shareholder rights plans

Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).

Multiple voting rights

More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders’ economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers’ actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.

We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.

Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders’ voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.

Proxy access

We believe shareholders should have the right to nominate director candidates on management’s proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.

Special meeting rights

We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.

Mergers and acquisitions

We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.

Capital structure and capital allocation

Increases in authorized common stock

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.

Capital allocation (Japan)

Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn’t be punished for the past CEO/Chair’s record.

Environmental and social issues

Consistent with our ESG integration philosophy, we assess portfolio companies’ performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.

Climate change

As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.

We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.

To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world’s leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC’s climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies’ strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.

Corporate culture, human capital, and diversity & inclusion

The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company’s competitive position. Since culture is challenging to assess from the outside, we examine a company’s holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.

As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.

We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.

Stakeholders and risk management

In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.

In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.

In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.

Human rights

Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia’s newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.

Cybersecurity

Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.

Conclusion

At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Barings LLC

The portfolio manager of the U.S. Government Money Market Fund is Scott Simler.

Other Accounts Managed:

			Number of
			Accounts
			Managed for
			which Advisory
	Number of		Fee is
	Accounts		Performance-
	Managed*	Total Assets*	Based*	Total Assets*
Scott Simler
Registered investment companies**
Other pooled investment vehicles	4	$661 million	0	$0
Other accounts	0	$0	0	$0
	12	$11,404 million	0	$0

_____________________________

*            The information provided is as of September 30, 2020.

**          Does not include the U.S. Government Money Market Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio manager did not own any shares of the U.S. Government Money Market Fund. The portfolio manager does not directly own any shares of the Fund, but may have an economic interest in the Fund due to his participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of the Short-Duration Bond Fund are Yulia Alekseeva, Stephen Ehrenberg, Charles S. Sanford, and Douglas M. Trevallion, II.

Other Accounts Managed:

			Number of
			Accounts
			Managed for
			which Advisory
	Number of		Fee is
	Accounts		Performance-
	Managed*	Total Assets*	Based*	Total Assets*
Yulia Alekseeva
Registered investment companies**	3	$741 million	0	$0
Other pooled investment vehicles	7	$605 million	0	$0
Other accounts	24	$22,152 million	0	$0
Stephen Ehrenberg
Registered investment companies**	8	$3,920 million	0	$0
Other pooled investment vehicles	2	$111 million	0	$0
Other accounts	28	$22,579 million	0	$0
Charles S. Sanford
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	2	$0.008 million	0	$0
Other accounts	80	$178,579 million	0	$0
Douglas M. Trevallion, II
Registered investment companies**	8	$4,530 million	0	$0
Other pooled investment vehicles	7	$597 million	0	$0
Other accounts	40	$88,423 million	0	$0

_____________________________

*            The information provided is as of September 30, 2020.

**          Does not include the Short-Duration Bond Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio managers did not own any shares of the Short-Duration Bond Fund. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of Inflation-Protected and Income Fund are Yulia Alekseeva and Douglas M. Trevallion, II.

Other Accounts Managed:

			Number of
			Accounts
			Managed for
			which Advisory
	Number of		Fee is
	Accounts		Performance-
	Managed*	Total Assets*	Based*	Total Assets*
Yulia Alekseeva
Registered investment companies**	2	$377 million	0	$0
Other pooled investment vehicles	7	$605 million	0	$0
Other accounts	24	$22,152 million	0	$0
Douglas M. Trevallion, II
Registered investment companies**	8	$4,598 million	0	$0
Other pooled investment vehicles	7	$597 million	0	$0
Other accounts	40	$88,423 million	0	$0

*	The information provided is as of September 30, 2020.

**	Does not include the Inflation-Protected and Income Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio managers did not own any shares of Inflation-Protected and Income Fund. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of the Core Bond Fund are Yulia Alekseeva, Stephen Ehrenberg, Charles S. Sanford, and Douglas M. Trevallion, II.

Other Accounts Managed:

			Number of
			Accounts
			Managed for
			which Advisory
	Number of		Fee is
	Accounts		Performance-
	Managed*	Total Assets*	Based*	Total Assets*
Yulia Alekseeva
Registered investment companies**	3	$741 million	0	$0
Other pooled investment vehicles	7	$605 million	0	$0
Other accounts	24	$22,152 million	0	$0
Stephen Ehrenberg
Registered investment companies**	8	$3,022 million	0	$0
Other pooled investment vehicles	2	$111 million	0	$0
Other accounts	28	$22,579 million	0	$0
Charles S. Sanford
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	2	$0.008 million	0	$0
Other accounts	80	$178,579 million	0	$0
Douglas M. Trevallion, II
Registered investment companies**	8	$3,632 million	0	$0
Other pooled investment vehicles	7	$597 million	0	$0
Other accounts	40	$88,423 million	0	$0

*	The information provided is as of September 30, 2020.
**	Does not include the Core Bond Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio managers did not own any shares of the Core Bond Fund. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of the Diversified Bond Fund are Yulia Alekseeva, Stephen Ehrenberg, Charles S. Sanford, and Douglas M. Trevallion, II.

Other Accounts Managed:

			Number of
			Accounts
			Managed for
			which Advisory
	Number of		Fee is
	Accounts		Performance-
	Managed*	Total Assets*	Based*	Total Assets*
Yulia Alekseeva
Registered investment companies**	3	$741 million	0	$0
Other pooled investment vehicles	7	$605 million	0	$0
Other accounts	24	$22,152 million	0	$0
Stephen Ehrenberg
Registered investment companies**	7	$3,933 million	0	$0
Other pooled investment vehicles	2	$111 million	0	$0
Other accounts	28	$22,579 million	0	$0
Charles S. Sanford
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	2	$0.008 million	0	$0
Other accounts	80	$178,579 million	0	$0
Douglas M. Trevallion, II
Registered investment companies**	7	$4,490 million	0	$0
Other pooled investment vehicles	7	$597 million	0	$0
Other accounts	40	$88,423 million	0	$0

*	The information provided is as of September 30, 2020.
**	Does not include the Diversified Bond Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio managers did not own any shares of the Diversified Bond Fund. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of the High Yield Fund are Sean M. Feeley and Scott D. Roth.

Other Accounts Managed:

			Number of
			Accounts
			Managed for
			which Advisory
	Number of		Fee is
	Accounts		Performance-
	Managed*	Total Assets*	Based*	Total Assets*
Sean M. Feeley
Registered investment companies**	8	$1,532 million	0	$0
Other pooled investment vehicles	9	$2,878 million	0	$0
Other accounts	28	$4,225 million	0	$0
Scott D. Roth
Registered investment companies**	5	$1,411 million	0	$0
Other pooled investment vehicles	12	$4,559 million	0	$0
Other accounts	23	$4,796 million	0	$0

*	The information provided is as of September 30, 2020.
**	Does not include the High Yield Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio managers did not own any shares of the High Yield Fund. The portfolio managers do not directly own any shares of the Fund, but may have an economic interest in the Fund due to their participation in a deferred compensation plan and/or 401(k) plan.

Conflicts of Interest:

The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a fund because the account pays Barings a performance-based fee or the portfolio manager, Barings or an affiliate has an interest in the account. Barings has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Barings or an affiliate, and whether the account is public, private, proprietary or third party.

Potential material conflicts of interest may also arise related to the knowledge and timing of a fund’s trades, investment opportunities and broker selection. Portfolio managers may have information about the size, timing and possible market impact of a fund’s trades. It is theoretically possible that portfolio managers could use this information for their personal advantage and/or the advantage of other accounts they manage, or to the possible detriment of a fund. For example, a portfolio manager could front run a fund’s trade or short sell a security for an account immediately prior to a fund’s sale of that security. To address these conflicts, Barings has adopted policies and procedures governing employees’ personal securities transactions, the use of short sales, and trading between the fund and other accounts managed by the portfolio manager or accounts owned by Barings or its affiliates.

With respect to securities transactions for the funds, Barings determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Barings manages certain other accounts, however, where Barings may be limited by the client with respect to the selection of brokers or directed to trade such client’s transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Barings has policies and procedures that address best execution and directed brokerage.

A portfolio manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.

Compensation:

The discussion below describes the portfolio managers’ compensation as of September 30, 2020.

Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary, and a discretionary, performance-driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms and subsidiaries to ensure that Barings’ compensation is competitive with industry standards.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio managers may receive a yearly bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a portfolio manager, ii) financial performance of Barings, iii) client satisfaction, and iv) teamwork.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Barings’ overall earnings. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

Invesco Advisers, Inc.

Invesco Capital Management LLC

The portfolio managers of the Balanced Fund are Jacob Borbidge, Matt Brill, Pratik Doshi, Peter Hubbard, Michael D. Hyman, Michael Jeanette, Duy Nguyen, Todd Schomberg, and Tony Seisser.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jacob Borbidge
Registered investment companies**	25	$5,933.4 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	8,412	$553.6 million	0	$0
Matt Brill
Registered investment companies**	8	$13,295.1 million	0	$0
Other pooled investment vehicles	16	$5,529.1 million	0	$0
Other accounts	0	$0	0	$0
Pratik Doshi
Registered investment companies**	39	$20,542.1 million	0	$0
Other pooled investment vehicles	46	$143,625.4 million	0	$0
Other accounts	1	$501.4 million	0	$0
Peter Hubbard
Registered investment companies**	202	$114,076.6 million	0	$0
Other pooled investment vehicles	73	$175,053.6 million	0	$0
Other accounts	1	$501.4 million	0	$0
Michael D. Hyman
Registered investment companies**	9	$13,486.8 million	0	$0
Other pooled investment vehicles	17	$5,031.1 million	0	$0
Other accounts	0	$0	0	$0
Michael Jeanette
Registered investment companies**	143	$73,756.5 million	0	$0
Other pooled investment vehicles	46	$143,625.4 million	0	$0
Other accounts	1	$501.4 million	0	$0
Duy Nguyen
Registered investment companies**	25	$5,704.8 million	0	$0
Other pooled investment vehicles	8	$406.5 million	0	$0
Other accounts	8,412	$553.6 million	0	$0
Todd Schomberg
Registered investment companies**	7	$12,904.5 million	0	$0
Other pooled investment vehicles	14	$4,910.8 million	0	$0
Other accounts	0	$0	0	$0
Tony Seisser
Registered investment companies**	139	$73,730.8 million	0	$0
Other pooled investment vehicles	46	$143,625.4 million	0	$0
Other accounts	1	$501.4 million	0	$0

*	The information provided is as of September 30, 2020.
**	Does not include the Balanced Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio managers did not own any shares of the Balanced Fund.

The portfolio managers of the Main Street Fund are Manind Govil, Paul Larson, and Benjamin Ram.

Other Accounts Managed:

			Number of
			Accounts
			Managed for
			which Advisory
	Number of		Fee is
	Accounts		Performance-
	Managed*	Total Assets*	Based*	Total Assets*
Manind Govil
Registered investment companies**	9	$19,824.4 million	0	$0
Other pooled investment vehicles	1	$388.3 million	0	$0
Other accounts	1	$0.2 million	0	$0
Paul Larson
Registered investment companies**	7	$16,935.9 million	0	$0
Other pooled investment vehicles	1	$388.3 million	0	$0
Other accounts	1	$0.2 million	0	$0
Benjamin Ram
Registered investment companies**	7	$16,935.9 million	0	$0
Other pooled investment vehicles	1	$388.3 million	0	$0
Other accounts	1	$0.2 million	0	$0

*	The information provided is as of September 30, 2020.
**	Does not include the Main Street Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio managers did not own any shares of the Main Street Fund.

The portfolio managers of the Small Cap Opportunities Fund are Raymond Anello, Joy Budzinski, Kristin Ketner Pak, Magnus Krantz, Raman Vardharaj, Adam Weiner, and Matthew P. Ziehl.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Raymond Anello
Registered investment companies**	7	$4,683.7 million	0	$0
Other pooled investment vehicles	1	$100.9 million	0	$0
Other accounts	54	$40.4 million	0	$0
Joy Budzinski
Registered investment companies**	7	$5,713.5 million	0	$0
Other pooled investment vehicles	1	$100.9 million	0	$0
Other accounts	54	$40.4 million	0	$0
Kristin Ketner Pak
Registered investment companies**	6	$4,576.6 million	0	$0
Other pooled investment vehicles	1	$100.9 million	0	$0
Other accounts	54	$40.4 million	0	$0
Magnus Krantz
Registered investment companies**	8	$5,904.9 million	0	$0
Other pooled investment vehicles	1	$100.9 million	0	$0
Other accounts	54	$40.4 million	0	$0
Raman Vardharaj
Registered investment companies**	7	$7,277.4 million	0	$0
Other pooled investment vehicles	1	$100.9 million	0	$0
Other accounts	54	$40.4 million	0	$0
Adam Weiner
Registered investment companies**	6	$4,576.6 million	0	$0
Other pooled investment vehicles	1	$100.9 million	0	$0
Other accounts	54	$40.4 million	0	$0
Matthew P. Ziehl
Registered investment companies**	3	$4,576.6 million	0	$0
Other pooled investment vehicles	1	$100.9 million	0	$0
Other accounts	54	$40.4 million	0	$0

*	The information provided is as of September 30, 2020.
**	Does not include the Small Cap Opportunities Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio managers did not own any shares of the Small Cap Opportunities Fund.

The portfolio manager of the Global Fund is John Delano.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John Delano
Registered investment companies**	8	$19,622.8 million	0	$0
Other pooled investment vehicles	3	$388.7 million	0	$0
Other accounts	6	$157.0 million	0	$0

*	The information provided is as of September 30, 2020.
**	Does not include the Global Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio manager did not own any shares of the Global Fund.

The portfolio manager of the Strategic Emerging Markets Fund is Justin Leverenz.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Justin Leverenz
Registered investment companies**	5	$42,390.5 million	0	$0
Other pooled investment vehicles	11	$6,754.1 million	0	$0
Other accounts	2	$323.3 million	0	$0

*	The information provided is as of September 30, 2020.
**	Does not include the Strategic Emerging Markets Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio manager did not own any shares of the Strategic Emerging Markets Fund.

Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other funds and/or accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•	Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco accounts managed has a performance fee. Invesco may receive fees from certain accounts that are higher than the fee it receives from the fund; when Invesco has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Invesco employee benefits and/or deferred compensation plans.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation:

The discussion below describes the portfolio managers’ compensation as of September 30, 2020.

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary

Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus

The portfolio managers are eligible, along with other employees of Invesco or ICM, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

	Sub-Adviser	Performance time period [1]
One-, Three- and Five-year
Invesco [2]		performance against fund peer group.
ICM [2,3]		Not applicable

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.
[3]	Portfolio Managers for ICM base their bonus on Invesco results as well as overall performance of ICM.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to ICM, there is no policy regarding, or agreement with, the portfolio managers or any other senior executive of ICM to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio managers.

Deferred/Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Thompson, Siegel & Walmsley LLC

The portfolio manager of the International Equity Fund is Brandon H. Harrell.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brandon H. Harrell
Registered investment companies**	6	$6,697.4 million	0	$0
Other pooled investment vehicles	6	$1,419.8 million	0	$0
Other accounts	13	$3,751.4 million	0	$0

*        The information provided is as of September 30, 2020.

**      Does not include the International Equity Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio manager did not own any shares of the International Equity Fund.

Conflicts of Interest:

Policy

All TSW associates have a duty to act for the benefit of its clients and to act on the clients’ behalf before taking action in the interest of TSW or any of its associates.

Background

As a SEC registered adviser, TSW and its associates are subject to various requirements under the Advisers Act and rules adopted thereunder. These requirements include various anti-fraud provisions which make it unlawful for advisers to engage in any activities which may be fraudulent, deceptive or manipulative.

TSW has a fiduciary responsibility to its advisory clients and as such as a duty of loyalty to always act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and, information as to any potential and/or actual conflicts of interests.

Responsibility

TSW’s CCO has the responsibility for implementing and monitoring TSW’s Conflicts of Interest Policy for content and accuracy.

Procedure

TSW has identified several potential conflicts of interest and adopted various procedures and internal controls to review, monitor and ensure the Firm’s Conflict of Interest Policy is observed, implemented properly and amended or updated, as appropriate. TSW has identified the following potential conflicts and the specific Policy, ADV disclosure, or reference in the Associates Manual which addresses the conflict:

•	Trade allocation/rotation favoring proprietary accounts and/or TSW’s clients with higher fee schedules. TSW’s proprietary accounts and client accounts with higher fee schedules will participate in bunch trades when appropriate, on an equal basis, with TSW clients. This is disclosed in TSW’s disclosure document. TSW’s policies are designed to ensure equitable treatment of all clients’ orders and details may be found in:

•	Side-by-Side Management Policy

•	Trading Policy –Trade Rotation & Allocations

•	Form ADV, Part 2A - Item 6 – Performance Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices – Bunched Trades/Block Trades and Partial Fill Process

•	IPO allocation favoring proprietary accounts or TSW clients with higher fee schedules or performance-based fees. TSW’s allocation policies are designed to ensure equitable treatment of all clients’ orders participating in IPOs. TSW’s four factor process generally requires at least three years of financial history prior to being considered for purchase which makes it less likely that a security would be available under an IPO.

•	Side-by-Side Management Policy

•	Trading Policy and Procedure-Initial Public Offerings (IPOs)

•	Form ADV, Part 2A - Item 6 – Performance Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices – Bunched Trades / Block Trades and Partial Fill Process

•	Trading with an affiliate could be a conflict of interest. TSW has developed an Affiliates Policy that addresses this issue and precludes TSW from trading with its affiliates. The Director of Trading and the Trade Management Oversight Committee has responsibility for overseeing all Firm trading activity to ensure TSW does not trade with its affiliates.

•	Affiliates Policy

•	Form ADV, Part 2A – Item 10 – Other Financial Industry Activities and Affiliations - Broker-Dealer

•	TSW may have a conflict from specific proxy voting issues. TSW’s Proxy Voting Policy addresses potential conflicts of interest by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer, where a conflict might exist. If TSW determines that a material conflict exists, TSW will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.

•	Proxy Voting Policy

•	Form ADV, Part 2A – Item 17 - Voting Client Securities

•	Soft Dollar transactions benefit TSW’s research effort by allocating trades to commission sharing arrangement (“CSA”) brokers. TSW’s Soft Dollar Policy is designed to ensure that all research and brokerage services are qualified under the eligibility guidelines of Section 28(e) of the Securities Exchange Act of 1934. All new research or brokerage services and any amendments to existing services are documented in writing. TSW’s Trade Management Oversight Committee has the responsibility to review overall trading, including transaction costs and the allocation to CSAs, to ensure TSW doesn’t misallocate more trades to CSAs for unnecessary or inappropriate services.

•	Soft Dollar Policy

•	Form ADV, Part 2A – Item 12 – Brokerage Practices – Soft Dollars

•	The ability of alternative products to short securities held in other TSW long-only accounts could result in conflicting strategies that could find TSW’s clients at odds with one another. TSW’s Trading Policy addresses this conflict by allowing the WPS strategy to short securities held in a primary strategy with a minimum market capitalization of $10 billion. Rules are written and tested in the trading system, Charles River (“CRD”) to monitor this requirement.

•	Side-by-Side Management Policy

•	Trading Policy

•	Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices

•	Favoring investment strategies/accounts in which TSW has additional financial interest other than standard fees (LLC and performance-based fee accounts). TSW’s Trading Policies, including allocation procedures, are designed to ensure strategies where TSW has additional financial interest to be treated fairly but will not be in a position to take advantage of that financial interest. Various restrictions are placed in CRD and tests are performed to ensure no accounts in which TSW has a potentially more favorable financial interest take advantage of that position.

•	Side-by-Side Management Policy

•	Trading Policy – Other Trading Considerations

•	Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-by-Side Management

•	Form ADV, Part 2A – Item 10 – Other Financial Industry Activities and Affiliations

•	TSW associates’ personal trading and the potential use of inside information can create conflicts but are subject to the TSW Code of Ethics and Personal Securities Transactions & Records Policy. TSW associates are required to pre-clear personal transactions as required by the Code of Ethics and transactions are monitored to ensure no associate takes advantage of any TSW client trades.

•	Personal Securities Transactions & Records Policy

•	Code of Ethics

•	Form ADV, Part 2A –Item 11 – Code of Ethics

•	Portfolio Manager Compensation could present a portfolio manager an opportunity to advantage one client or a strategy over another if his/her compensation was so incentivized. TSW’s compensation strategy is not incentivized in that way. TSW’s compensation strategy addresses this potential conflict by providing competitive base salaries commensurate with an individual’s responsibility and providing incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonus, utilizing an analytical and qualitative assessment process. Factors used to determine compensation are: commitment to TSW’s core values, long-term performance, the product’s strategic position in the overall success of TSW, and support of marketing/client service commitments. Key associates may be awarded cash bonuses, and deferred TSW equity grants. All qualified employees participate in the TSW Employees’ Retirement Plan.

•	Side-by-side management, where a portfolio manager is responsible for managing multiple strategies/accounts, could present instances where a portfolio manager may devote unequal time and attention to each account or strategy. TSW acknowledges that some of its portfolio managers have input to multiple strategies and clients. TSW feels it has addressed this specific potential conflict by adopting Side-By Side Management and Trading Policies.

•	Side-by-Side Management Policy

•	Trading Policy

•	Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-By-Side Management and Item 12 – Brokerage Practices

•	While acceptable to the SEC, paying for client referrals can result in a conflict of interest. The SEC’s Cash Solicitation Rule (Rule 206(4)-3) details the rules under which an investment adviser may compensate persons who solicit advisory clients. TSW has incorporated those rules and necessary disclosure into its Solicitor Arrangement Policy to prevent any conflict of interest.

•	Solicitor Arrangements Policy

•	Form ADV, Part 2A – Item 14 – Client Referrals and Other Compensation

•	TSW’s related persons are managing members of WPS Capital Fund LLC; TS&W International Large Cap Equity Fund; TS&W International Small Cap Equity Fund; and TS&W Smid Cap Equity Fund (collectively, the “LLCs”), and as such, TSW is deemed to have custody of the assets of the LLCs, which presents an opportunity for a conflict of interest. In order to prevent any conflict in the LLCs, TSW has a third-party administrator provide monthly reports and annually requires the LLCs to be audited by a Public Company Account Oversight Board (“PCAOB”) approved auditor, who distributes the audited financial statements to investors

•	Custody Policy

•	Form ADV, Part 2A – Item 15 – Custody

•	The receipt of gifts and entertainment from clients or other business associates could influence a TSW associate to improperly favor such clients or other business associates in violation of the associate’s fiduciary duties. TSW associates are subject to its Code of Ethics which requires all associates to identify any gifts given or received in their quarterly compliance reporting. TSW associates are limited to receipt of gifts given or received valued at $100 and entertainment given or received valued at $250, unless approved as an exception from the CCO or Board member that is not otherwise prohibited under applicable rules.

•	Code of Ethics

•	Form ADV, Part 2A – Code of Ethics

While TSW has recognized the conflicts summarized above, it realizes that it cannot identify all possible conflicts that exist or may arise in its business. Regardless of the ability to identify all conflicts, it has been emphasized to all TSW associates through its policies and procedures and Code of Ethics to always act in utmost good faith, place its clients’ interests first and foremost and to make full and fair disclosure of all material facts and information as to any potential and/or actual conflicts of interests.

Compensation:

The discussion below describes the portfolio manager’s compensation as of September 30, 2020.

TSW believes the firm’s compensation structure is competitive within the industry, both nationally and regionally. The Portfolio Manager for the International Equity Fund is Brandon H. Harrell. Mr. Harrell is considered a key employee and is subject to the following compensation description:

TSW’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonuses, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation are: commitment to TSW’s core values (Focus, Integrity, Teamwork, and Excellence), long-term performance, the product’s strategic position in the overall success of TSW, and support of marketing/client service commitments. Some associates may be awarded cash bonuses, and deferred TSW equity grants. All qualified employees participate in the TSW Employees’ Retirement Plan.

Wellington Management Company LLP

The portfolio managers of the Disciplined Value Fund are Matt J. Kyller and Tom S. Simon.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Matt J. Kyller
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Tom S. Simon
Registered investment companies**	8	$11,986,298,587	0	$0
Other pooled investment vehicles	9	$34,374,432	0	$0
Other accounts	3	$1,168,511,938	0	$0

*        The information provided is as of September 30, 2020.

**      Does not include the Disciplined Value Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio managers did not own any shares of the Disciplined Value Fund.

The portfolio managers of the Disciplined Growth Fund are Matt J. Kyller and Tom S. Simon.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Matt J. Kyller
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Tom S. Simon
Registered investment companies**	8	$11,986,298,587	0	$0
Other pooled investment vehicles	9	$34,374,432	0	$0
Other accounts	3	$1,168,511,938	0	$0

*       The information provided is as of September 30, 2020.

**     Does not include the Disciplined Growth Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio managers did not own any shares of the Disciplined Growth Fund.

The portfolio manager of the International Equity Fund is Peter C. Fisher.

Other Accounts Managed:

			Number of
			Accounts
			Managed for
			which Advisory
	Number of		Fee is
	Accounts		Performance-
	Managed*	Total Assets*	Based*	Total Assets*
Peter C. Fisher
Registered investment companies**	4	$229,968,130	0	$0
Other pooled investment vehicles	3	$314,570,676	0	$0
Other accounts	3	$403,095,880	0	$0

*      The information provided is as of September 30, 2020.

**    Does not include the International Equity Fund.

Ownership of Securities:

As of September 30, 2020, the portfolio manager did not own any shares of the International Equity Fund.

Conflicts of Interest:

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with Wellington Management’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation:

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and MML Advisers on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended September 30, 2020.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Investment Professional is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional, with the exception of Messrs. Kyller and Simon, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Fisher and Simon are Partners.

Fund	Benchmark and/or Peer Group
International Equity Fund	MSCI ACWI ex USA